UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302
(Address of principal executive offices) (Zip code)

David G. Van Hooser	With a copy to:
HARBOR FUNDS	Christopher P. Harvey, Esq.
111 South Wacker Drive, 34th Floor Chicago, Illinois 60606-4302	Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2008

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

•	Harbor Funds’ 2008 Domestic Equity Annual Report

•	Harbor Funds’ 2008 International & Strategic Markets Annual Report

•	Harbor Funds’ 2008 Fixed Income Annual Report

Annual Report

October 31, 2008

Domestic Equity

Growth Funds

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Harbor Small Company Growth Fund

Value Funds

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor SMID Value Fund

Harbor Small Cap Value Fund

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2008. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2008
	Institutional Class	Administrative Class	Investor Class
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund	-35.75%	-35.92%	-35.99%
Harbor Mid Cap Growth Fund	-41.76	-41.94	-42.04
Harbor Small Cap Growth Fund	-38.07	-38.21	-38.27
Harbor Small Company Growth Fund	-51.66	-51.76	-51.85
Harbor Large Cap Value Fund	-32.16	-32.26	-32.39
Harbor Mid Cap Value Fund	-40.47	-40.66	-40.69
Harbor SMID Value Fund	-46.07	-46.11	-46.22
Harbor Small Cap Value Fund	-34.74	-34.89	-34.95

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2008

Dow Jones Wilshire 5000; entire U.S. stock market	-36.43%
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	-36.10
Russell 1000® Growth; large cap, domestic equity	-36.95
Russell Midcap® Growth; domestic equity	-42.65
Russell 2000® Growth; small cap, domestic equity	-37.87
Russell 1000® Value; large cap, domestic equity	-36.80
Russell Midcap® Value; domestic equity	-38.83
Russell 2500TM Value; small/mid cap, domestic equity	-33.64
Russell 2000® Value; small cap, domestic equity	-30.54

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	HARBOR FUND EXPENSE RATIOS[1]						Morningstar Average[2] (Unaudited)
	2004	2005	2006	2007		2008
DOMESTIC EQUITY FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.67%	0.68%	0.67%	0.66%		0.67%	0.98%
Administrative Class	0.92	0.92	0.92	0.92		0.92	1.09
Investor Class	1.10	1.10	1.07	1.04		1.05	1.09
Harbor Mid Cap Growth Fund
Institutional Class	0.98%	0.95%	0.94%	0.89%		0.87%	1.13%
Administrative Class	1.23	1.18	1.18	1.14		1.12	1.33
Investor Class	1.38	1.38	1.32	1.27		1.25	1.33
Harbor Small Cap Growth Fund
Institutional Class	0.83%	0.84%	0.82%	0.82%		0.84%	1.28%
Administrative Class	1.08	1.09	1.07	1.07		1.09	1.42
Investor Class	1.25	1.27	1.22	1.20		1.21	1.42
Harbor Small Company Growth Fund
Institutional Class	N/A	N/A	0.92%[b,c]	0.87%		0.87%	1.28%
Administrative Class	N/A	N/A	1.18%[b,c]	1.11		1.12	1.42
Investor Class	N/A	N/A	1.31%[b,c]	1.25		1.24	1.42
Harbor Large Cap Value Fund
Institutional Class	0.68%	0.70%	0.68%	0.68%		0.68%	0.94%
Administrative Class	0.92	0.95	0.93	0.93		0.93	1.10
Investor Class	1.10	1.10	1.08	1.06		1.05	1.10
Harbor Mid Cap Value Fund
Institutional Class	1.02%	0.95%	0.95%	0.95%		0.95%	1.09%
Administrative Class	N/A [a]	1.18	1.18	1.19		1.20	1.28
Investor Class	1.39	1.38	1.32	1.33		1.32	1.30
Harbor SMID Value Fund
Institutional Class	N/A	N/A	N/A	0.95	%[b],d	0.95%	1.15%
Administrative Class	N/A	N/A	N/A	1.20	%[b],d	1.20	1.31
Investor Class	N/A	N/A	N/A	1.33	%[b],d	1.32	1.31
Harbor Small Cap Value Fund
Institutional Class	0.84%	0.83%	0.83%	0.83%		0.84%	1.19%
Administrative Class	0.93	1.08	1.08	1.08		1.09	1.35
Investor Class	1.25	1.26	1.23	1.21		1.22	1.35

1	Harbor Funds’ expense ratios reflect operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Assets in this class were too small to incur any expense for the period.
b	Annualized.
c	For the period February 1, 2006 (inception) through October 31, 2006.
d	For the period May 1, 2007 (inception) through October 31, 2007.

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

Fiscal 2008 will be remembered as the year the credit crisis that began over a year ago in subprime mortgages widened into a broad based financial crisis that adversely affected financial markets and economies worldwide. The U.S. government, and governments around the world, responded to the financial crisis with new programs designed to stabilize financial markets and restore confidence. The Federal Reserve lowered the federal funds rate to 1.00% by fiscal year end, a decline of 3.50% for the year. Despite the efforts to stabilize markets, economic growth slowed or contracted in countries around the world and financial markets gave investors few choices for positive returns.

The Dow Jones Wilshire 5000, a broad measure of the U.S. stock market, declined 36.43% for the fiscal year ended October 31, 2008. This was the most significant annual decline in the U.S. equity markets in over 70 years. The decline was sharp, particularly as the fiscal year ended. Almost two-thirds of the domestic equity market’s decline occurred in the last two months of the fiscal year as severely reduced liquidity in the financial markets and fears of rapidly slowing global economic conditions caused deleveraging and a flight to quality around the world.

Stock markets outside the U.S. were down even more significantly than U.S. equity markets. The MSCI EAFE Index of stocks in developed international markets was down 46.62% in U.S. dollars. Weakness in the U.S. dollar contributed about 5.3% to the decline.

Fiscal 2008 marked the first year of declines in equities following five consecutive years of generally strong returns around the world. Late in the fiscal year, equity markets experienced great volatility. On some days markets were up by several percentage points, only to be followed by declines of similar magnitude a few days later.

Within the credit markets, investors sought safety in U.S. Treasury securities, especially shorter maturities, causing Treasury prices to rise and yields to fall. The yield of the 10-Year Treasury Note was 3.97% on October 31, 2008, down from 4.48% at the 2007 fiscal year end. With the flight to quality, yield spreads widened appreciably, driving prices down for almost all other fixed income segments. The high-yield bond market was down by more than 25%. The broad taxable bond market was up less than 1%. Money market yields declined during the fiscal year as short-term rates moved lower, although money market funds were among the few investments that delivered positive returns throughout the year.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2008
		Annualized
Domestic Equities	1 year	5 years	10 years	30 years
Dow Jones Wilshire 5000 (entire U.S. stock market)	-36.43%	0.81%	1.27%	11.36%
S&P 500 (large cap stocks)	-36.10	0.26	0.40	11.39
Russell Midcap® (mid cap stocks)	-40.67	1.76	4.94	N/A
Russell 2000® (small cap stocks)	-34.16	1.57	4.90	N/A
Russell 3000® Growth	-37.04	-1.19	-1.82	N/A
Russell 3000® Value	-36.32	1.98	3.11	N/A

International Equities
MSCI EAFE (foreign stocks)	-46.62%	3.60%	1.67%	8.69%
MSCI World (global stocks)	-41.85	1.73	0.77	9.24

Commodities
Dow Jones-AIG Commodity Index	-26.61%	4.02%	7.70%	N/A

Fixed Income
Merrill Lynch High-Yield Master II (high yield bonds)	-26.52%	0.20%	2.70%	N/A
Barclays Capital Aggregate (domestic bonds)	0.30	3.48	5.00	8.40
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.72	3.27	3.52	6.43

Harbor Domestic Equity Funds

Harbor’s domestic equity funds all had negative returns of over 30% for the 2008 fiscal year, although Harbor Capital Appreciation, Harbor Mid Cap Growth Fund and Harbor Large Cap Value outperformed their benchmarks. The Harbor Large Cap Value Fund was down -32.16% yet outperformed its Russell 1000® Value Index benchmark by 464 basis points, or 4.64 percentage points in the difficult market environment.

Regardless of whether your portfolio outperformed or underperformed in the last year, we would encourage all investors to evaluate their investments over the long term. Comments by the portfolio managers of each domestic equity fund can be found beginning on page 6.

Risk Tolerance and Diversification

Many investors are reconsidering their risk tolerances, asset allocations and diversification following the swift and significant declines in the financial markets late in the fiscal year. We would encourage all investors to do the same. Longer term history suggests that equity markets have had about one negative year for every two or three positive years. History also suggests that equities occasionally will have a year of significant decline such as that experienced in fiscal 2008. Past performance is not a guarantee of future results, yet it helps put in perspective what all investors experienced in fiscal 2008.

While no investor ever wants to see a decline in the value of his or her portfolio, there is risk with any investment and sometimes returns will be negative, particularly in the shorter term. Investors should reconsider their risk tolerances as they re-evaluate their portfolios.

Investors may also question the value of diversification following a year like fiscal 2008, when many financial markets seemed to move in the same direction at the same time. While almost all financial assets lost value in fiscal 2008, a well diversified portfolio with equities, fixed income, and cash still outperformed portfolios with greater concentrations of equities.

No one knows with certainty when the financial markets will recover. Faced with such uncertainty, experienced investors know that staying with their investment discipline generally enhances the opportunities for success over the long term. We encourage all investors to stick with a diversified asset allocation that is consistent with their risk tolerance.

Thank you for your investment in Harbor Funds.

December 15, 2008

David G. Van Hooser

Chairman

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks.

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

The fiscal year ended October 31, 2008 was a difficult time for virtually all equity styles. Problems in the subprime mortgage market spread throughout the financial system, creating a full-blown liquidity/credit crisis that roiled global markets. The final two months of the fiscal year proved exceptionally tumultuous and were capped by an alarming series of events: the U.S. government’s takeover of Fannie Mae, Freddie Mac, and AIG; the failure of Lehman Brothers; the distressed sales of the commercial banking franchises of Washington Mutual and Wachovia; Bank of America’s acquisition of Merrill Lynch; and the conversion of investment banks Goldman Sachs and Morgan Stanley to commercial banks.

With an unprecedented level of coordination and cooperation, the U.S. Treasury Department and the Federal Reserve presided over efforts to resuscitate credit markets and stabilize the financial system, culminating in the creation of the $700 billion Troubled Asset Relief Program (TARP). An initial $250 billion was invested in nine large U.S. financial institutions in an attempt to restore confidence in the system.

Concerns about inflation persisted through much of the fiscal year, fueled by record-high commodity prices. These worries were largely abated as the period came to a close, when U.S. demand destruction and the weakening global economy caused oil and other commodities prices to drop. Over the year, the Federal Open Market Committee lowered the federal funds rate from 4.50% to 1.00%. The ongoing correction in the housing market, debt deflation, rising unemployment, and sluggish production and consumption patterns increasingly pointed to recession, as the effects of the credit crisis worked through the real economy.

PERFORMANCE

The Harbor Capital Appreciation Fund declined -35.75% (Institutional Class), -35.92% (Administrative Class), and -35.99% (Investor Class) for the fiscal year, outperforming the Russell 1000® Growth Index, which dropped -36.95%, and the broader market, as represented by the S&P 500 Index, which fell -36.10%.

Stock selection in the health care sector was a strong contributor to positive relative performance, as Genentech and Gilead Sciences posted gains. Genentech’s best-selling drug Avastin was approved by the Food and Drug Administration to treat breast cancer. Shares of the biotechnology leader received an additional boost when its majority shareholder, Roche Holding, offered to acquire the remaining interest in the company it does not already own at a premium to the prevailing market price. Biopharmaceutical company Gilead’s strong franchise in AIDS therapeutics and its Tamiflu royalty stream are funding the development of early pipeline products.

Southwestern Energy was a top performer in the energy sector. We consider this natural gas and oil exploration and production company a high-quality player in the natural gas industry and like its long-lived asset base.

Information technology holdings, including Google and Apple, detracted from performance. Google fell as investors worried that a slowing economy could curtail spending on online

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Gilead Sciences Inc.	5.6%
Google Inc. Cl. A	4.3
Genentech Inc.	4.0
Abbott Laboratories	3.5
Baxter International Inc.	3.5
Wal-Mart Stores Inc.	3.4
Qualcomm Inc.	3.3
Monsanto Co.	3.3
PepsiCo Inc.	3.2
VISA Inc.	3.0

advertising. While the company’s domestic growth has held up relatively well, there are signs that growth outside the U.S. has decelerated. Apple came under pressure on signs that personal computer sales are slowing and on concerns that the market’s upper end, which Apple’s Mac franchise dominates, is not immune. Both companies retain significant competitive advantages, which should drive significant share gains even in a tougher environment.

In industrials, ABB lost ground. The company, which provides power and automation technologies, had been benefiting from booming global end markets, technology-derived product differentiation, and leading market share. However, the financial crisis and global slowdown raised concerns that significant infrastructure investments would be curtailed and that falling commodity prices would weaken ABB’s pricing power. We closed our position in the company as the fiscal year drew to a close.

Oil services companies Schlumberger and Halliburton were hit by concerns that a further pullback in oil and natural gas prices could cause oil companies to slow down or cut back on their spending plans. We closed out our position in Halliburton in early October but maintain our investment in Schlumberger, which we believe has strong long-term fundamentals.

The selection of individual securities based on company-specific fundamentals drives the Fund’s sector allocations. Over the fiscal year, we reduced exposure to the financials, consumer discretionary, and information technology sectors and increased weights in consumer staples and health care. Relative to the Russell 1000® Growth benchmark, the Fund is overweight health care and underweight industrials, energy, and consumer discretionary.

OUTLOOK AND STRATEGY

Economic activity is expected to weaken further as the effects of the credit crisis work through the real economy. Poor trends in consumption will likely persist as unemployment rises and housing prices continue to decline. Liquidity-constrained and risk-averse corporations will proceed cautiously.

Monetary policy makers have been aggressively implementing the tools at their discretion, but long-term credit market relief hinges on the provision of permanent new capital to lenders’ balance sheets. Consolidation, which has already begun, will be an important part of the reconstruction of the lending landscape. The contours and scope of new financial regulation will not become apparent until President-elect Obama has settled into office, but meaningful changes will likely reflect the Federal Reserve’s recently expanded role and result in constraints on leverage, a key catalyst for past economic growth.

While the negatives are easy to enumerate, we see meaningful positives as well. Oil and gas prices have declined substantially from their peaks, providing consumers with an infusion of discretionary income. The aggressive monetary policy response has begun to ease highly restrictive conditions, particularly in short-term financing instruments. Plans are being laid for a second fiscal policy stimulus, potentially before calendar year-end.

Against this backdrop we hold a portfolio that is concentrated in fewer holdings. It reflects our high confidence in the common attributes of strong balance sheets and capital positions, significant opportunities to take market share, and growth initiatives through new product introductions. While earnings estimates have come down, both for the market and the companies we hold, we believe that the portfolio will achieve positive earnings gains in the upcoming fiscal year.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	012

Cusip	411511504

Ticker	HACAX

Inception Date	12-29-1987

Net Expense Ratio	0.67%

Total Net Assets (000s)	$5,452,974

ADMINISTRATIVE CLASS

Fund #	212

Cusip	411511827

Ticker	HRCAX

Inception Date	11-01-2002

Net Expense Ratio	0.92%

Total Net Assets (000s)	$235,457

INVESTOR CLASS

Fund #	412

Cusip	411511819

Ticker	HCAIX

Inception Date	11-01-2002

Net Expense Ratio	1.05%

Total Net Assets (000s)	$497,007

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	48	646*

Weighted Average Market Cap (MM)	$60,168	$58,233*

Price/Earning Ratio (P/E)	18.2x	14.5x*

Price/Book Ratio (P/B)	3.9x	3.3x*

Beta vs. Russell 1000® Growth Index	1.00	1.00**

Portfolio Turnover Rate—	82%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Capital Appreciation Fund
Institutional Class	-35.75%	0.03%	0.36%	12-29-1987	$51,810
Comparative Indices
Russell 1000® Growth	-36.95	-1.29	-2.10	—	$40,447
S&P 500	-36.10	0.26	0.40	—	$52,017

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Capital Appreciation Fund
Administrative Class	-35.92%	-0.22%	2.91%	11-01-2002	$11,875
Investor Class	-35.99	-0.38	2.70	11-01-2002	$11,731
Comparative Indices
Russell 1000® Growth	-36.95	-1.29	2.23	—	$11,417
S&P 500	-36.10	0.26	3.43	—	$12,240

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Net) and 0.67% (Gross) (Institutional Class); 0.92% (Net) and 0.93% (Gross) (Administrative Class); and 1.04% (Net) and 1.05% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.7%)

COMMON STOCKS—96.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.6%
1,160,500	Lockheed Martin Corp.	$98,700
2,226,600	Raytheon Co.	113,802
2,464,690	United Technologies Corp.	135,459

		347,961

BEVERAGES—4.0%
1,220,000	Coca-Cola Co.	53,753
3,419,350	PepsiCo Inc.	194,937

		248,690

BIOTECHNOLOGY—12.5%
2,466,200	Celgene Corp.*	158,478
2,972,824	Genentech Inc.*	246,566
266,500	Genzyme Corp.*	19,423
7,577,100	Gilead Sciences Inc.*	347,410

		771,877

CAPITAL MARKETS—3.8%
7,132,800	Charles Schwab Corp.	136,379
423,200	Goldman Sachs Group Inc.	39,146
233,800	Lazard Ltd. Shares A	7,054
2,809,700	Morgan Stanley	49,085

		231,664

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—3.3%
2,284,000	Monsanto Co.	$203,230

COMMUNICATIONS EQUIPMENT—7.3%
8,322,090	Cisco Systems Inc.*	147,884
5,353,930	Qualcomm Inc.	204,841
1,989,300	Research In Motion Ltd. (CAN)*	100,320

		453,045

COMPUTERS & PERIPHERALS—5.3%
941,520	Apple Inc.*	101,298
4,714,200	Hewlett-Packard Co.	180,460
486,000	International Business Machines Corp.	45,183

		326,941

DIVERSIFIED FINANCIAL SERVICES—0.3%
496,700	JP Morgan Chase & Co.	20,489

ENERGY EQUIPMENT & SERVICES—2.7%
3,259,200	Schlumberger Ltd.	168,338

FOOD & STAPLES RETAILING—7.6%
2,098,400	Costco Wholesale Corp.	119,630
4,714,700	CVS/Caremark Corp.	144,506
3,736,400	Wal-Mart Stores Inc.	208,528

		472,664

HEALTH CARE EQUIPMENT & SUPPLIES—5.9%
1,676,100	Alcon Inc. (SWS)	147,698
3,565,700	Baxter International Inc.	215,689

		363,387

HEALTH CARE PROVIDERS & SERVICES—1.7%
2,843,000	Medco Health Solutions Inc.*	107,892

HOUSEHOLD PRODUCTS—2.8%
2,774,500	Colgate-Palmolive Co.	174,128

INTERNET & CATALOG RETAIL—2.4%
2,602,700	Amazon.com Inc.*	148,979

INTERNET SOFTWARE & SERVICES—4.4%
747,900	Google Inc. Cl. A*	268,765

IT SERVICES—4.3%
2,715,200	Infosys Technologies Ltd. ADR (IND)[1]	79,610
3,393,900	VISA Inc.	187,852

		267,462

LIFE SCIENCE TOOLS & SERVICES—2.1%
3,133,100	Thermo Fisher Scientific Inc.*	127,204

MEDIA—1.7%
4,151,000	Walt Disney Co.	107,511

OIL, GAS & CONSUMABLE FUELS—2.8%
958,900	Occidental Petroleum Corp.	53,257
3,430,700	Southwestern Energy Co.*	122,202

		175,459

PHARMACEUTICALS—9.0%
3,936,400	Abbott Laboratories	217,092
3,467,528	Mylan Inc.*	29,717
1,054,290	Shire plc ADR (UK)[1]	41,592
4,102,600	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	175,920
2,898,700	Wyeth	93,280

		557,601

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.5%
3,138,000	Nvidia Corp.*	$27,489

SOFTWARE—4.4%
4,735,850	Adobe Systems Inc.*	126,163
4,490,240	Microsoft Corp.	100,267
2,632,700	Oracle Corp.*	48,152

		274,582

TEXTILES, APPAREL & LUXURY GOODS—1.9%
1,986,500	Nike Inc. Cl. B	114,482

TOTAL COMMON STOCKS (Cost $6,315,516)		5,959,840

SHORT-TERM INVESTMENTS—5.0%
(Cost $307,727)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—5.0%
$307,727	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.010% collateralized by U.S. Treasury Notes (market value $313,883)	$307,727

TOTAL INVESTMENTS—101.3% (Cost $6,623,243)		6,267,567

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.3)%		(82,129)

TOTAL NET ASSETS—100.0%		$6,185,438

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CAN)	Canada.

(IL)	Israel.

(IND)	India.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGER

Michael T. Carmen, CFA, CPA

Since 2005

EQUITY RESEARCH ANALYST

Mario E. Abularach, CFA

Since 2006

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

U.S. equity markets suffered tremendous losses for the fiscal year ended October 31, 2008, finishing down -36.10% as measured by the S&P 500 Index. What began as a U.S. subprime housing issue quickly spread to markets worldwide. During the fiscal year a number of unprecedented efforts were launched to help improve liquidity and stabilize deteriorating credit markets. In March, the U.S. Federal Reserve stepped in to sponsor the acquisition of Bear Stearns. In September, Fannie Mae and Freddie Mac were essentially nationalized, Lehman Brothers declared bankruptcy, Merrill Lynch was forced to merge with Bank of America, and Washington Mutual became the largest bank to fail in U.S. history.

Small cap stocks, while down measurably (-34.2%), held up better than both large cap stocks (-36.1%) and mid cap stocks (-36.5%), as measured by the Russell 2000® Index, the S&P 500, and the S&P MidCap 400, respectively.

Mid cap growth stocks fell -42.65% as measured by the Russell Midcap® Growth Index, where all 10 sectors posted negative returns. Utilities (-51.6%), industrials (-47.4%), and financials (-47.3%) fared the worst, while consumer staples (-26.5%) and health care (-29.9%) performed the best.

PERFORMANCE

For the 12 months ended October 31, 2008, the Harbor Mid Cap Growth Fund performed essentially in line with the Russell Midcap® Growth Index. The fund finished down -41.76% (Institutional Class), -41.94% (Administrative Class), and -42.04% (Investor Class), while its benchmark declined -42.65%. Longer-term relative performance continued to remain favorable.

Relative performance was aided by stock selection within the consumer discretionary sector as well as an allocation to cash. Stock selection within health care, materials, and industrials detracted from relative performance. Our underweight allocation and security selection within the consumer staples sector also detracted from relative performance. Fund positioning reflects our belief that stocks within this traditionally defensive sector generally do not offer the kind of growth and return opportunities that are consistent with our investment philosophy and objective.

Consumer discretionary holding Marvel Entertainment was the largest relative contributor to the Fund’s performance. Shares of the media firm rose sharply during the second quarter of 2008 on pre-sales for major motion pictures Iron Man and The Incredible Hulk. Other significant contributors included thermal imaging company FLIR Systems; Cephalon, an international biopharmaceutical company; and warehouse club operator BJ’s Wholesale Club.

The Fund benefited from not owning utilities stocks, the worst-performing sector within the index. Relative outperformance also was boosted by both stock selection and a lower-than-benchmark allocation to the financials sector.

The Fund’s four largest detractors came from the capital goods sub-sector. Manitowoc fell on news that the firm would increase its offer to acquire competitor Enodis. The potential

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Cephalon Inc.	2.6%
FLIR Systems Inc.	2.4
Jarden Corp.	2.2
MetroPCS Communications Inc.	2.0
Aecom Technology Corp.	1.9
Covanta Holding Corp.	1.9
Pharmaceutical Product Development Inc.	1.9
DreamWorks Animation SKG Cl. A	1.9
BJ’s Wholesale Club Inc.	1.8
Marvel Entertainment Inc.	1.8

for delayed or cancelled infrastructure-related projects also weighed on the stock. Other detractors included Sunpower, a vertically integrated solar products and services company; Chicago Bridge & Iron, a Netherlands-based engineering and construction firm; and Aircastle, a commercial jet leasing company.

The most significant detractor in the health care sector was Amylin Pharmaceuticals. Shares of the company declined on concerns about its diabetes drug, Byetta. We trimmed our position during the fiscal year. A poorly timed exit from our position in Barr Pharmaceuticals also detracted from performance. Soon after we sold our holdings, Barr received a takeover bid from generic drug leader Teva Pharmaceutical. Within materials, Freeport-McMoRan lost traction as copper prices plunged on fears of an impending global economic slowdown. We reduced our exposure to this stock as well as to the sector overall.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy, together with bottom-up fundamental analysis and an opportunistic investment approach, in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The portfolio is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increase in the Fund’s exposure to the health care and financials sectors during the fiscal year. We reduced our exposure to information technology; however, it remains the portfolio’s largest overweight relative to the index. We have reduced our exposure to both energy and materials on continued concerns of the global slowdown. Energy is now the portfolio’s greatest underweight as we trimmed names like Arch Coal and CONSOL and eliminated Chesapeake.

This environment is tough for everyone. These are unprecedented times. Unwinding leverage is a painful and protracted process. As such, we believe the U.S. economic environment will continue to be challenging for both domestic and global markets well into 2009. However, history indicates markets will remain cyclical. Being well-diversified across asset classes and investment styles, staying invested, and keeping a long-term view should reward investors. We are excited about many investment opportunities across a variety of areas of the market and believe that the portfolio is well-positioned for the long term.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	019

Cusip	411511876

Ticker	HAMGX

Inception Date	11-01-2000

Net Expense Ratio	0.87%

Total Net Assets (000s)	$222,085

ADMINISTRATIVE CLASS

Fund #	219

Cusip	411511793

Ticker	HRMGX

Inception Date	11-01-2002

Net Expense Ratio	1.12%

Total Net Assets (000s)	$159,450

INVESTOR CLASS

Fund #	419

Cusip	411511785

Ticker	HIMGX

Inception Date	11-01-2002

Net Expense Ratio	1.25%

Total Net Assets (000s)	$84,943

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	96	505*

Weighted Average Market Cap (MM)	$4,948	$5,819*

Price/Earning Ratio (P/E)	16.9x	14.7x*

Price/Book Ratio (P/B)	2.4x	3.0x*

Beta vs. Russell Midcap® Growth Index	1.01	1.00**

Portfolio Turnover Rate—	125%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-2000 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Mid Cap Growth Fund
Institutional Class	-41.76%	2.27%	-4.94%	11-01-2000	$33,346
Comparative Index
Russell Midcap® Growth	-42.65	-0.18	-5.23	—	$32,544

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Mid Cap Growth Fund
Administrative Class	-41.94%	2.10%	8.12%	11-01-2002	$15,971
Investor Class	-42.04	1.90	7.95	11-01-2002	$15,820
Comparative Index
Russell Midcap® Growth	-42.65	-0.18	5.52	—	$13,807

As stated in the Fund’s current prospectus, the expense ratios were 0.89% (Net) and 0.91% (Gross) (Institutional Class); 1.14% (Net) and 1.16% (Gross) (Administrative Class); and 1.27% (Net) and 1.29% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.3%)

COMMON STOCKS—95.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—2.9%
72,400	Precision Castparts Corp.	$4,692
39,961,807	Rolls-Royce Group entitlement plc (UK)	—	[a]
698,633	Rolls-Royce Group plc (UK)	3,668
113,200	Teledyne Technologies Inc.*	5,159

		13,519

AIRLINES—1.6%
739,600	JetBlue Airways Corp.*	4,105
156,600	Ryanair Holdings plc ADR (IE)[1]*	3,487

		7,592

BEVERAGES—0.1%
32,200	Heckmann Corp*	241

BIOTECHNOLOGY—5.3%
64,500	Alexion Pharmaceuticals Inc.*	2,628
232,700	Alkermes Inc.*	2,299
229,000	Amylin Pharmaceuticals Inc.*	2,338
170,725	Cephalon Inc.*	12,244
44,274	Onyx Pharmaceuticals Inc.*	1,195
197,500	Regeneron Pharmaceuticals Inc.*	3,812

		24,516

CAPITAL MARKETS—1.1%
113,300	State Street Corp.	4,912

CHEMICALS—3.8%
177,900	FMC Corp.	7,746
130,100	Mosaic Company	5,127
509,929	Solutia Inc.*	4,916

		17,789

COMMERCIAL BANKS—0.9%
62,900	Comerica Inc.	1,735
28,000	M&T Bank Corp	2,271

		4,006

COMMERCIAL SERVICES & SUPPLIES—1.9%
411,900	Covanta Holding Corp.*	8,881

COMMUNICATIONS EQUIPMENT—1.0%
200,700	NICE Systems Ltd. ADR (IL)[1]*	4,488

CONSTRUCTION & ENGINEERING—2.2%
514,000	Aecom Technology Corp.*	9,062
90,300	Chicago Bridge & Iron Company N.V. (NET)	1,119

		10,181

CONTAINERS & PACKAGING—1.2%
95,800	Pactiv Corp. *	2,257
207,600	Sealed Air Corp.	3,513

		5,770

DISTRIBUTORS—0.2%
82,300	LKQ Corp.*	942

DIVERSIFIED CONSUMER SERVICES—1.0%
53,700	ITT Educational Services Inc.*	4,707

DIVERSIFIED FINANCIAL SERVICES—1.0%
58,854	Deutsche Boerse AG (GER)	4,650

ELECTRICAL EQUIPMENT—1.7%
145,800	Ametek Inc.	4,848
81,200	SunPower Corp.*	3,172

		8,020

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRONIC EQUIPMENT & INSTRUMENTS—3.9%
350,400	FLIR Systems Inc.*	$11,248
60,400	Itron Inc.*	2,928
1,975,200	Kingboard Chemical Holdings Ltd. (HK)	3,818

		17,994

FOOD & STAPLES RETAILING—1.8%
237,500	BJ’s Wholesale Club Inc.*	8,360

HEALTH CARE EQUIPMENT & SUPPLIES—2.7%
138,300	St. Jude Medical Inc.*	5,260
157,600	Varian Medical Systems Inc.*	7,172

		12,432

HEALTH CARE PROVIDERS & SERVICES—1.5%
38,910	Healthsouth Corp*	488
179,300	McKesson Corp.	6,596

		7,084

HOTELS, RESTAURANTS & LEISURE—1.2%
278,300	Burger King Holdings Inc.	5,533

HOUSEHOLD DURABLES—3.8%
588,100	Jarden Corp.*	10,468
192,800	Snap-on Inc.	7,124

		17,592

HOUSEHOLD PRODUCTS—1.2%
93,800	Clorox Co.	5,704

INSURANCE—4.7%
94,250	ACE Ltd. (SWS)	5,406
58,700	Allied World Assurance Company Holdings Ltd.	1,883
58,700	Arch Capital Group Ltd.*	4,094
39,600	Everest Re Group Ltd.	2,958
262,800	Marsh & McLennan Companies Inc.	7,705

		22,046

INTERNET SOFTWARE & SERVICES—2.7%
646,200	Ariba Inc.*	6,914
92,800	Equinix Inc.*	5,793

		12,707

IT SERVICES—2.2%
80,200	Global Payments Inc.	3,249
311,300	VeriFone Holdings Inc.*	3,536
238,100	Western Union Co.	3,634

		10,419

LIFE SCIENCES TOOLS & SERVICES—3.4%
166,700	Charles River Laboratories International Inc.*	5,973
285,900	Pharmaceutical Product Development Inc.	8,857
45,400	Sequenom Inc*	817

		15,647

MACHINERY—4.7%
90,910	Flowserve Corp.	5,175
1,306,574	Hansen Transmissions Int. (BEL) *	2,208
453,500	Manitowoc Inc.	4,462
168,200	Paccar Inc.	4,918
209,100	Pall Corp.	5,522

		22,285

MEDIA—6.0%
308,900	DreamWorks Animation SKG Cl. A*	8,680
261,800	Focus Media Holding Ltd. ADR (CHN)[1]*	4,851
268,900	Interactive Data Corp.	6,341

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA—Continued
254,200	Marvel Entertainment Inc.*	$8,183

		28,055

METALS & MINING—1.2%
127,900	Cliffs Nat Res Inc.	3,452
71,200	Freeport-McMoRan Copper & Gold Inc. CL B	2,072

		5,524

MULTILINE RETAIL—0.8%
112,300	Kohl’s Corp.*	3,945

OIL, GAS & CONSUMABLE FUELS—4.8%
198,600	Arch Coal Inc.	4,252
143,200	Consol Energy Inc.	4,495
75,600	EOG Resources Inc.	6,118
127,800	Forest Oil Corp.*	3,733
88,200	Ultra Petroleum Corp.*	4,105

		22,703

PHARMACEUTICALS—2.8%
131,600	Auxilium Pharmaceuticals Inc.*	2,586
342,077	Elan Corp. plc ADR (IE)[1]*	2,610
150,100	Medicines Co.*	2,616
322,900	Shionogi & Co. Ltd. (JP)	5,428

		13,240

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.2%
293,400	Atheros Communications Inc.*	5,272
21,900	Lam Research Corp.*	490

		5,762

SOFTWARE—10.7%
372,000	Autonomy Corp plc (UK)*	5,858
300,700	BMC Software Inc.*	7,764
204,600	Electronic Arts Inc.*	4,661
137,000	Informatica Corp.*	1,925
234,300	McAfee Inc.*	7,626
260,200	Net 1 UEPS Technologies Inc.*	3,643
437,400	Red Hat Inc.*	5,822
240,500	Solera Holdings Inc.*	5,986
126,856	Ubisoft Entertainment SA (FR)*	6,656

		49,941

SPECIALTY RETAIL—5.2%
237,100	Advance Auto Parts Inc.	7,398
191,900	Aeropostale Inc.*	4,646
15,700	Best Buy Co. Inc.	422
482,400	Gap Inc.	6,242
279,250	Staples Inc.	5,426

		24,134

TEXTILES, APPAREL & LUXURY GOODS—0.9%
663,700	Asics Corp. (JP)	4,123

WIRELESS TELECOMMUNICATION SERVICES—2.0%
666,500	MetroPCS Communications Inc.*	9,156

TOTAL COMMON STOCKS (Cost $581,914)		444,600

OTHER INVESTMENT COMPANIES—1.4%
(Cost $6,551)

DIVERSIFIED FINANCIAL SERVICES—1.4%
63,200	Midcap SPDR Trust Series 1*	6,535

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.5%
(Cost $11,676)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—2.5%
$11,676	Repurchase Agreement with Deutsche Bank AG dated October 31, 2008 due November 3, 2008 at 0.080% collateralized by U.S. Treasury Bills (market value $11,676)	$11,676

TOTAL INVESTMENTS—99.2% (Cost $600,141)		462,811

CASH AND OTHER ASSETS, LESS LIABILITIES—0.8%		3,667

TOTAL NET ASSETS—100.0%		$466,478

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Rounds to less than $1,000.

(BEL)	Belgium.

(CHN)	China.

(FR)	France.

(GER)	Germany.

(HK)	Hong Kong.

(IE)	Ireland.

(IL)	Israel.

(JP)	Japan.

(NET)	Netherlands.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management

Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

William Muggia

Arthur Bauernfeind

Ethan Meyers

Scott Emerman

Management’s Discussion of Fund Performance

MARKET REVIEW

Fallout from the subprime-related credit crisis intensified over the course of the fiscal year ended October 31, 2008, and prompted the most sweeping interventions in U.S. financial markets since the Great Depression. The government seized control of government-sponsored enterprises Fannie Mae and Freddie Mac as well as insurance giant American International Group. Wall Street buckled under the mounting pressure as Merrill Lynch agreed to be acquired by Bank of America, Lehman Brothers filed for bankruptcy, and both Goldman Sachs and Morgan Stanley scrapped the investment banking model to become bank holding companies.

At the same time, investor concern about slowing global growth pressured commodities like oil, which retreated from an early-July high of over $145 a barrel to under $70 at the end of October. Many industries with solid earnings growth and cash flow were punished as investors abandoned stocks with any exposure to the so-called global growth trade. Some looked to a recovery in early-cycle sectors like consumer discretionary to help the market find its footing. However, as real estate prices came under further pressure and the ranks of the unemployed swelled to a 14-year high, prospects for the U.S. economy remained fairly bleak.

PERFORMANCE

For the 12 months ended October 31, 2008, the Harbor Small Cap Growth Fund declined -38.07% (Institutional Class), -38.21% (Administrative Class), and -38.27% (Investor Class), finishing effectively in-line with the Russell 2000® Growth Index, which lost -37.87%. The Fund generated considerable relative gains in information technology, health care, and consumer discretionary. Solid performance within these sectors was offset, however, by losses within the energy sector and commodity-related industrials.

Stocks in technology contributed approximately 250 basis points, or 2.5 percentage points, to relative returns. Positive stock selection was the driver of outperformance, as more than half of the positions outperformed the benchmark sector. Solera Holdings, a provider of database services and software for the auto insurance claims-processing industry, traded up over 40% and was the portfolio’s best-performing technology holding. The stock was sold at the end of August after it reached Westfield’s price target. The majority of relative outperformance in the sector came from stocks within the internet software & services industry. Skillsoft, a provider of e-learning services, withstood the industry-wide selloff better than its index peers. The company posted 79% incremental profit margins in the most recently reported fiscal quarter and raised full-year guidance. Semiconductor holdings added modestly to relative gains.

Health care stocks added nearly 200 basis points to relative results. Gentiva Health Services, a provider of health care, nursing, and hospice services, traded up in part due to the successful integration of its 2007 acquisition of Home Healthcare Affiliates, as well as the positive impact of The Medicare Improvement for Patients and Providers Act of 2008 on

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Alexion Pharmaceuticals Inc.	4.1%
OSI Pharmaceuticals Inc.	3.5
Immucor Inc.	3.4
SkillSoft plc ADR (IE)	3.3
Signature Bank	3.1
Informatica Corp.	3.1
Nuance Communications Inc.	2.9
GEO Group Inc.	2.6
Masimo Corp.	2.6
Quest Software Inc.	2.5

home health reimbursement. Alexion Pharmaceuticals continued to beat revenue growth expectations, helped by widening sales of its marquee product, Soliris, a drug for the treatment of the rare blood disorder PNH. MGI Pharma was the top contributor to portfolio absolute returns. The oncology-focused specialty pharmaceutical company traded up after agreeing to be acquired by Japanese drug maker Eisai.

The portfolio remained underweight in the consumer discretionary sector given the many financial challenges facing the U.S. consumer. The underweight of the sector and investments in for-profit education stocks produced a considerable increment to relative returns. Education services was one of the two sub-industries within the consumer discretionary sector that generated gains, and the portfolio’s holdings performed well in this counter-cyclical group. Three stocks that contributed to results were American Public Education, an operator of schools catering to government employees; New Oriental Education, a company running English language schools in China; and Corinthian Colleges, an education company catering to career-oriented adults.

The industrials sector was the most significant performance detractor, giving up approximately 280 basis points to the index. Of particular note were companies exposed to the movement of products and commodities around the globe. Aegean Marine Petroleum Network and Safe Bulkers, for example, both recorded dramatic declines during the months of September and October. While we are cognizant of the impact of the severe economic slowdown on their respective businesses, it is our sense that the slowdown has been more than discounted in the price of their stocks.

Energy also hurt performance results. After advancing for the first six months of calendar 2008, the energy group came under severe pressure in the second half of the year. Earnings growth in this sector was the best in the index, yet the stocks fell hard from their July highs. Sensitivity of these stocks to swings in commodity prices cannot be denied, but it is our contention that the global supply picture remains tight despite slowing economic growth.

OUTLOOK AND STRATEGY

We are mindful of the ongoing stress in financial markets and continued uncertainty about the global economy. We believe that a volatile and skittish marketplace requires a degree of caution and a quest for relative certainty—if it can be found. Given the somewhat indiscriminate nature of the selloff, it also provides an opportunity to invest in terrific growth companies in a variety of industries at record-low valuations. The portfolio remains overweight energy and health care, and is equal-weight technology. The portfolio’s underweight of the consumer sectors has diminished somewhat over the past year, although that is not an expression of a generally bullish outlook on the consumer. The portfolio is now slightly overweight financials but, with only three investments in that group, that is more a comment on the small weight in the index than on our outlook for the sector. While these sector weights are consistent with our Investment Committee’s macro views, they are residual to our bottom-up investment process, which we utilize to find investment candidates with growth-at-a-reasonable-price characteristics. New-purchase recommendations have been plentiful over the past 12 months, with new portfolio positions established across eight different economic sectors.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31,2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	010

Cusip	411511868

Ticker	HASGX

Inception Date	11-01-2000

Net Expense Ratio	0.84%

Total Net Assets (000s)	$308,330

ADMINISTRATIVE CLASS

Fund #	210

Cusip	411511769

Ticker	HRSGX

Inception Date	11-01-2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$24,337

INVESTOR CLASS

Fund #	410

Cusip	411511777

Ticker	HISGX

Inception Date	11-01-2002

Net Expense Ratio	1.21%

Total Net Assets (000s)	$21,321

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	62	1,204*

Weighted Average Market Cap (MM)	$1,298	$947*

Price/Earning Ratio (P/E)	20.1x	19.5x	*

Price/Book Ratio (P/B)	2.6x	2.7x	*

Beta vs. Russell 2000® Growth Index	0.92	1.00*	*

Portfolio Turnover Rate—	56%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-2000 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Small Cap Growth Fund
Institutional Class	-38.07%	-0.60%	1.97%	11-01-2000	$58,468
Comparative Index
Russell 2000® Growth	-37.87	-0.13	-3.02	—	$39,125

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Small Cap Growth Fund
Administrative Class	-38.21%	-0.85%	4.93%	11-01-2002	$13,347
Investor Class	-38.27	-0.99	4.76	11-01-2002	$13,220
Comparative Index
Russell 2000® Growth	-37.87	-0.13	6.47	—	$14,565

As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Net) and 0.84% (Gross) (Institutional Class); 1.07% (Net) and 1.08% (Gross) (Administrative Class) and 1.20% (Net) and 1.21% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.1%
134,300	TransDigm Group Inc.*	$4,048

BIOTECHNOLOGY—13.9%
253,700	Acorda Therapeutics Inc.	5,175
354,380	Alexion Pharmaceuticals Inc.*	14,442
772,600	Human Genome Sciences Inc.*	2,495
330,650	OSI Pharmaceuticals Inc.*	12,548
79,250	United Therapeutics Corp.*	6,913
291,550	Vertex Pharmaceuticals Inc.*	7,642

		49,215

COMMERCIAL BANKS—4.2%
340,950	Signature Bank*	11,108
213,500	Texas Capital Bancshares Inc*	3,811

		14,919

COMMERCIAL SERVICES & SUPPLIES—2.6%
530,400	GEO Group Inc.*	9,367

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—2.7%
401,850	Polycom Inc.*	$8,443
98,400	Riverbed Technology Inc.*	1,233

		9,676

CONSTRUCTION & ENGINEERING—1.5%
280,100	Perini Corp.*	5,328

DIVERSIFIED CONSUMER SERVICES—6.2%
70,000	American Public Education Inc.*	3,099
490,229	Corinthian Colleges Inc.*	7,000
109,100	New Oriental Education & Technology Group Inc. ADR (CHN)[1]*	6,977
911,500	Stewart Enterprises Inc. Cl. A	4,712

		21,788

ENERGY EQUIPMENT & SERVICES—8.3%
623,350	Complete Production Services Inc.*	7,723
268,360	Exterran Holdings Inc.*	6,014
157,250	Natco Group Inc. Cl. A*	3,324
257,150	Oil States International Inc.*	5,948
293,850	Superior Energy Services Inc.*	6,265

		29,274

FOOD PRODUCTS—0.4%
596,945	Agria Corp. ADR (CHN)[1]*	1,313

HEALTH CARE EQUIPMENT & SUPPLIES—8.2%
816,250	ev3 Inc.*	5,281
458,607	Immucor Inc.*	12,176
292,200	Masimo Corp.*	9,347
202,000	Palomar Medical Technologies Inc.*	2,311

		29,115

HEALTH CARE PROVIDERS & SERVICES—4.6%
210,100	Brookdale Senior Living Inc.	1,811
167,600	CardioNet Inc.	4,289
246,800	Gentiva Health Services Inc.*	6,701
303,050	Sun Healthcare Group Inc.*	3,479

		16,280

HEALTH CARE TECHNOLOGY—0.3%
80,200	Phase Forward Inc.*	1,144

HOUSEHOLD DURABLES—1.1%
241,100	KB Home	4,024

INSURANCE—1.6%
262,850	Tower Group Inc.	5,528

INTERNET SOFTWARE & SERVICES—3.3%
1,530,776	SkillSoft plc ADR (IE)[1]*	11,787

IT SERVICES—2.0%
474,050	CyberSource Corp.*	5,760
215,800	Sapient Corp.*	1,185

		6,945

LIFE SCIENCES TOOLS & SERVICES—2.0%
134,300	Dionex Corp.*	7,229

MACHINERY—4.5%
328,054	Actuant Corp. Cl. A	5,882
280,650	Colfax Corporation*	2,391
323,128	RBC Bearings Inc.*	7,668

		15,941

MARINE—0.7%
436,250	Safe Bulkers Inc. (GRC)*	2,404

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—4.8%
277,800	Aegean Marine Petroleum Network Inc. (GRC)	$2,981
86,150	Carrizo Oil & Gas Inc.*	2,015
369,000	Foundation Coal Holdings Inc.	7,660
406,350	Quicksilver Resources Inc.*	4,254

		16,910

PERSONAL PRODUCTS—2.1%
95,900	Chattem Inc.*	7,257

PHARMACEUTICALS—3.7%
1,160,650	Adolor Corp.*	3,656
495,950	Medicines Co.*	8,644
553,250	Santarus Inc.*	929

		13,229

PROFESSIONAL SERVICES—1.5%
98,700	Huron Consulting Group Inc.	5,366

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.2%
307,700	ATMI Inc.*	3,742
760,510	ON Semiconductor Corp.*	3,886
1,539,250	PMC-Sierra Inc.*	7,204

		14,832

SOFTWARE—10.3%
770,419	Informatica Corp.*	10,824
316,923	Net 1 UEPS Technologies Inc.*	4,437
1,107,800	Nuance Communications Inc.*	10,136
668,150	Quest Software Inc.*	8,853
221,441	Verint Systems Inc.*	2,270

		36,520

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—1.3%
504,000	Bebe Stores Inc.	$4,465

TRADING COMPANIES & DISTRIBUTORS—1.4%
122,800	Watsco Inc.	5,048

TOTAL COMMON STOCKS (Cost $417,665)		348,952

SHORT-TERM INVESTMENTS—1.3%
(Cost $4,447)

Principal Amount (000s)
REPURCHASE AGREEMENTS—1.3%
$4,447	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corp. Notes (market value $4,541)	4,447

TOTAL INVESTMENTS—99.8% (Cost $422,112)		353,399

CASH AND OTHER ASSETS, LESS LIABILITIES—0.2%		589

TOTAL NET ASSETS—100.0%		$353,988

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CHN)	China.

(GRC)	Greece.

(IE)	Ireland.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

NorthPointe Capital, LLC

101 West Big Beaver Road

Suite 745

Troy, MI 48084

PORTFOLIO MANAGER

Carl Wilk, CFP

Since 2006

NorthPointe has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

Carl Wilk, CFP

Management’s Discussion of

Fund Performance

MARKET REVIEW

The last 12 months will likely go down as one of the most tumultuous periods in market history. The velocity of market-changing events was, in a word, unprecedented. The impact of the credit crisis permanently changed the composition of the financial marketplace. The last 12 months bore witness to the constructive nationalization of Fannie Mae and Freddie Mac, the failure of Lehman Brothers, the acquisition of Merrill Lynch by Bank of America, the government rescue of AIG, and the failure of Washington Mutual. Our unshaken belief in our philosophy and process allowed us to remain steadfast. It is in times of extreme market dislocation and heightened emotions, be they fear or greed, that our reliance on an investment process built on the foundation of a credible investment philosophy serves our clients best.

PERFORMANCE

The Harbor Small Company Growth Fund returned -51.66% (Institutional Class), -51.76% (Administrative Class) and -51.85% (Investor Class) for the fiscal year ended October 31, 2008. By comparison, our benchmark, the Russell 2000® Growth Index, declined -37.87%.

The dominant investment theme impacting small cap growth stocks, including our portfolio, was volatility. Throughout the 12 months, there were few, if any, sustained investment trends. The only consistency was indiscriminant selling pressure, which reached a fever pitch in September 2008. With respect to sectors, the Fund’s investments within information technology (26% of the portfolio) and industrials (19%) were the biggest detractors from performance. Within technology we had an above-benchmark position in the semiconductor and semiconductor equipment industry, which was one of the sector’s worst performers. In industrials, we were overweight the machinery industry, which was the worst relative performer in the sector. However, in each of these sectors we have identified what we believe are strong companies with attractive valuations that will be good longer-term holdings. We recognize that we may be early; however, considering the solid growth prospects of our holdings into 2009, we thought it would be more prudent to take these positions than not. Sectors that benefited the Fund’s relative performance included financials (9% of the portfolio) and consumer staples (3%).

On a stock-specific level, the most significant detractors from performance were Horizon Lines, Inc. (in the industrials sector), Emcore Corp. (technology), and Cenveo, Inc. (also in industrials). Horizon Lines provides container shipping and logistics services to Hawaii, Guam, Puerto Rico and Alaska. The company is experiencing a decrease in demand amid an economic slowdown in Alaska and Hawaii. We have reduced our exposure but believe it offers compelling potential for long-term growth. Emcore offers products for the broadband, fiber optic, satellite, and terrestrial solar power markets. Its shares declined due to concerns about the timing of future contracts. We view these concerns as a near-term headwind but we like the company’s prospects over the medium-to-long term and continue to own the shares. Commercial printing company Cenveo is being impacted by a slowdown in corporate capital expenditures resulting from the economic downturn.

Individual standouts in the portfolio included Adams Respiratory Therapeutics, Inc., and PharMerica Corp. (in the health care sector), and EZCORP, Inc. (financials). Shares of

Harbor Small Company Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Jarden Corp.	2.2%
Bankrate Inc.	2.2
Cubist Pharmaceuticals Inc.	2.2
Iconix Brand Group Inc.	2.2
Triumph Group Inc.	2.2
Central European Distribution Corp.	2.1
DG FastChannel Inc.	2.1
Chattem Inc.	2.1
LMI Aerospace Inc.	2.1
Scientific Games Corp. Cl. A	2.0

Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on the treatment of respiratory disorders, rose as it was acquired by another company. PharMerica Corp. provides pharmaceutical services to patients in hospitals and long-term care facilities. It has continued to gain market share due to increased customer penetration and the opening of new accounts. EZCORP owns and operates pawn shops that serve as sources of consumer credit and retailers of previously-owned merchandise. The company reported better-than-expected financial results and typically benefits from weakness in the broader economy. Its performance also has been driven by a recent acquisition.

As of October 31, 2008, the biggest sector overweights in the portfolio were in technology, industrials, and financials. The largest below-benchmark allocations were in health care, energy, and materials.

OUTLOOK AND STRATEGY

Global financial markets are under unusually severe levels of distress. Consequently, visibility into the near term is extremely limited. However, the long-term track record of equities, especially small cap stocks, should bode well for the future. We believe that the key to success is adhering to a disciplined investment approach focused on earnings, the key driver of price appreciation. Our approach is to apply a rigorous investment process that identifies companies with solid fundamentals. This has been a hallmark of our investment style for many years, regardless of prevailing market conditions. We remain optimistic about the prospects of the Fund as we head into the next year.

This report contains the current opinions of NorthPointe Capital, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed. Investing in mutual funds involves market risk, including loss of principal. There is no assurance that the investment objective will be achieved.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Company Growth Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	026

Cusip	411511496

Ticker	HGSCX

Inception Date	02-01-2006

Net Expense Ratio	0.87%

Total Net Assets (000s)	$7,936

ADMINISTRATIVE CLASS

Fund #	226

Cusip	411511470

Ticker	HSGRX

Inception Date	02-01-2006

Net Expense Ratio	1.12%

Total Net Assets (000s)	$3,528

INVESTOR CLASS

Fund #	426

Cusip	411511488

Ticker	HSGIX

Inception Date	02-01-2006

Net Expense Ratio	1.24%

Total Net Assets (000s)	$68,678

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	69	1,204*

Weighted Average Market Cap (MM)	$838	$947*

Price/Earning Ratio (P/E)	14.5x	19.5x	*

Price/Book Ratio (P/B)	1.9x	2.7x	*

Beta vs. Russell 2000® Growth Index	1.12	1.00*	*

Portfolio Turnover Rate—	161%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Company Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 02-01-2006 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Small Company Growth Fund
Institutional Class	-51.66%	—%	-18.90%	02-01-2006	$28,112
Comparative Index
Russell 2000® Growth	-37.87	-0.13	-10.64	—	$36,700

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 02-01-2006 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Small Company Growth Fund
Administrative Class	-51.76%	—%	-19.11%	02-01-2006	$5,582
Investor Class	-51.85	—	-19.22	02-01-2006	$5,561
Comparative Index
Russell 2000® Growth	-37.87	-0.13	-10.64	—	$7,340

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Net) and 1.71% (Gross) (Institutional Class); 1.12% (Net) and 1.96% (Gross) (Administrative Class); and 1.24% (Net) and 2.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 3.4%)

COMMON STOCKS—96.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—4.2%
107,901	LMI Aerospace Inc.*	$1,648
39,697	Triumph Group Inc.	1,741

		3,389

BEVERAGES—2.1%
59,824	Central European Distribution Corp.*	1,722

BIOTECHNOLOGY—2.2%
69,034	Cubist Pharmaceuticals Inc.*	1,753

COMMERCIAL SERVICES & SUPPLIES—1.1%
180,731	Cenveo Inc.*	873

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—3.5%
13,263	CommScope Inc.*	$195
95,000	DG FastChannel Inc.*	1,682
37,315	F5 Networks Inc.*	926

		2,803

CONSUMER FINANCE—1.2%
53,016	World Acceptance Corp.*	980

DISTRIBUTORS—0.7%
46,411	LKQ Corp.*	531

DIVERSIFIED CONSUMER SERVICES—1.5%
14,055	ITT Educational Services Inc.*	1,232

ELECTRICAL EQUIPMENT—4.1%
26,433	Energy Conversion Devices Inc.*	902
175,788	JA Solar Holdings Co Ltd. Sponsored ADR (CYM)*[1]	844
48,884	Woodward Governor Co.	1,569

		3,315

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.6%
175,750	TTM Technologies Inc.*	1,258

ENERGY EQUIPMENT & SERVICES—2.4%
33,500	Superior Energy Services Inc.*	714
77,599	Willbros Group Inc. (PAN)*	1,202

		1,916

FOOD PRODUCTS—1.5%
40,000	Flowers Foods Inc.	1,186

HEALTH CARE EQUIPMENT & SUPPLIES—2.8%
63,819	Inverness Medical Innovations Inc.*	1,222
43,493	Zoll Medical Corp.*	1,047

		2,269

HEALTH CARE PROVIDERS & SERVICES—7.4%
50,398	Bio-Reference Laboratories Inc.*	1,239
31,305	Genoptix Inc.*	1,047
60,042	IPC The Hospitalist Co Inc.*	1,223
50,000	PharMerica Corp.*	1,028
120,000	Sun Healthcare Group Inc.*	1,378

		5,915

HEALTH CARE TECHNOLOGY—0.9%
51,355	Phase Forward Inc*	733

HOTELS, RESTAURANTS & LEISURE—3.2%
90,000	Scientific Games Corp. Cl. A*	1,620
139,807	Texas Roadhouse Inc.*	981

		2,601

HOUSEHOLD DURABLES—2.2%
100,587	Jarden Corp.*	1,790

INSURANCE—1.6%
71,306	National Interstate Corp.	1,248

INTERNET SOFTWARE & SERVICES—6.6%
54,000	Bankrate Inc.*	1,777
119,115	Interwoven Inc.*	1,502
59,810	j2 Global Communications Inc.*	964
218,658	Web Com Group Inc.*	1,074

		5,317

LIFE SCIENCES TOOLS & SERVICES—3.2%
14,000	Bio-Rad Laboratories Inc. Class A*	1,195
168,441	Bruker Corp.*	689
36,474	Kendle International Inc.*	659

		2,543

Harbor Small Company Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—2.3%
198,045	Flow International Corp.*	$760
90,000	Titan Machinery Inc.*	1,114

		1,874

MARINE—1.3%
214,542	Horizon Lines Inc.	1,006

OIL, GAS & CONSUMABLE FUELS—1.1%
75,352	ATP Oil & Gas Corp.*	907

PERSONAL PRODUCTS—2.1%
22,060	Chattem Inc.*	1,669

PHARMACEUTICALS—3.2%
66,974	Medicines Co.*	1,167
113,165	Viropharma Inc.*	1,419

		2,586

PROFESSIONAL SERVICES—2.7%
144,333	Hill International Inc.*	906
188,547	On Assignment Inc.*	1,226

		2,132

REAL ESTATE INVESTMENT TRUSTS—1.5%
201,533	Anworth Mortgage Asset Corp.	1,181

ROAD & RAIL—5.7%
73,543	Celadon Group Inc.*	786
32,599	Genesee & Wyoming Inc. Cl. A*	1,087
76,572	Heartland Express Inc.	1,175
49,332	Old Dominion Freight Line Inc.*	1,497

		4,545

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.6%
30,152	Diodes Inc.*	298
308,869	Emcore Corp.*	1,100
63,159	Monolithic Power Systems Inc.*	1,073
233,988	ON Semiconductor Corp.*	1,196

		3,667

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—7.5%
94,186	Double-Take Software Inc.*	$697
109,065	JDA Software Group Inc.*	1,557
31,159	Micros Systems Inc.*	532
220,350	Radiant Systems Inc.*	1,162
192,650	Smith Micro Software Inc.*	1,204
75,895	Vasco Data Security International Inc.*	860

		6,012

SPECIALTY RETAIL—4.2%
36,532	Guess Inc.	795
42,935	Gymboree Corp.*	1,110
509,353	Wet Seal Inc.*	1,497

		3,402

TEXTILES, APPAREL & LUXURY GOODS—6.4%
16,618	Deckers Outdoor Corp.*	1,410
72,887	G-III Apparel Group Ltd.*	1,007
160,000	Iconix Brand Group Inc.*	1,742
72,661	Volcom Inc.*	940

		5,099

TOTAL COMMON STOCKS (Cost $106,682)		77,454

SHORT-TERM INVESTMENTS—0.2%
(Cost $86)

Principal Amount (000s)
REPURCHASE AGREEMENTS—0.2%
$86	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Association Notes (market value $92)	86

TOTAL INVESTMENTS—96.8% (Cost $106,768)		77,540

CASH AND OTHER ASSETS, LESS LIABILITIES—3.2%		2,602

TOTAL NET ASSETS—100.0%		$80,142

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CYM)	Cayman Islands.

(PAN)	Panama.

The accompanying notes are an integral part of the financial statements.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

The fiscal year ended October 31, 2008, was a very difficult time for equities. As the fiscal year began, the subprime mortgage-related credit crisis that emerged in mid-2007 cast a pall over equity markets, particularly financial stocks. Large financial companies were reporting, or warning of, multibillion-dollar losses due to exposure to mortgage-backed securities and other financial instruments.

The financial crisis seemed to reach critical mass in March 2008, when Bear Stearns faced bankruptcy. The U.S. Federal Reserve announced that it would help JPMorgan Chase acquire the investment bank, and this direct intervention gave markets some temporary relief. Meanwhile, the government pressed on with other measures aimed at managing the credit crunch and keeping the economy on a growth track, including lowering interest rates and expanding lending to both commercial and investment banks.

However, after a few relatively quiet months, equities were roiled by a series of financial shocks in September. These included the U.S. government takeover of Fannie Mae and Freddie Mac, Lehman Brothers’ bankruptcy, and the nationalization of insurance giant AIG. Europe, meanwhile, started to see its share of bank failures.

In response, central banks around the world stepped up their efforts to provide liquidity in an attempt to break what had become a pernicious cycle of market distrust and the hoarding of cash. The U.S. Congress, Treasury secretary, and Federal Reserve chairman hammered out a $700 billion rescue package aimed at restoring order to the financial system by providing liquidity for the banks’ most troubled assets; the program was soon amended to give the government latitude to buy preferred shares in banks to bolster their capital.

Stocks tumbled sharply in the final two months of the fiscal year as investors questioned how effective these actions would prove to be. Markets began to factor in the possibility of an extended global economic recession, making October one of the worst months for equities ever.

In the end, investors appeared to show little discrimination in what they elected to sell. Value and growth stocks both fell about 37% (as measured by the Russell 1000® Value Index and the Russell 1000® Growth Index), while all economic sectors had double-digit declines (as measured by the Russell 1000® Value Index). The financial services sector (-50.0%) was one of the worst performers, reflecting the negative news flow from major banks and a clouded dividend outlook. The technology sector (-50.5%) also performed poorly. Late in the fiscal year the sector was hindered by concerns over exports, due to a slowing global economy and a strengthening U.S. dollar.

The consumer staples sector (-13.8%), often viewed as a safer haven in uncertain markets, was the best performer, relatively speaking. The health care (-23.6%) and utilities (-24.3%) sectors also outperformed. The energy sector (-24.4%) was a strong performer through much of the fiscal year, but struggled after oil prices began to decline from $145 a barrel in mid-July to under $70 by the end of October.

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Procter & Gamble Co.	3.0%
Abbott Laboratories	3.0
McDonald’s Corp.	2.5
Exxon Mobil Corp.	2.5
Aflac Inc.	2.5
FPL Group Inc.	2.5
Medtronic Inc.	2.5
Johnson & Johnson	2.3
General Dynamics Corp.	2.2
Teva Pharmaceutical Industries Ltd. ADR (IL)	2.1

PERFORMANCE

In this environment the Harbor Large Cap Value Fund had a sizable decline, although it outperformed the Russell 1000® Value Index by a significant margin. The Fund declined -32.16% (Institutional Class), -32.26% (Administrative Class), and -32.39% (Investor Class) for the fiscal year, while the Russell 1000® Value benchmark was down -36.80%. We attribute this to our emphasis on higher-quality companies, as measured by such factors as strong market position and healthy balance sheets. Although there were few places to hide, these stocks outperformed lower-quality shares.

Stock selection was favorable in financial services, where we held a diverse mix of banks, insurance companies, asset managers, and REITs. Our underweight in the sector also aided relative return. Stock selection within health care helped performance, as we did not own managed care companies, which are less attractive from the perspective of dividend-growth, a key factor in our stock selection process. The Fund’s industrials stocks outperformed, reflecting our substantial underweight in General Electric, which was hindered by troubles in its financial business.

Stock selection in the consumer discretionary and technology sectors was relatively favorable, although this was more than offset by our overweight in technology. Performance was hampered by stock selection in the utilities, consumer staples, and energy sectors, along with our underweight in energy, a cyclical sector that is underrepresented by companies with sustainable dividend growth.

OUTLOOK AND STRATEGY

The massive financial rescue programs in the U.S. and elsewhere helped stocks rally in the final days of the fiscal year, although volatility persisted into November. It may take time for equities to make sustainable gains. There is much uncertainty as to the depth and length of a possible global economic contraction; aside from coordinated global monetary stimulus, near-term positive catalysts appear limited. In addition, until investors gain more confidence in the financial system’s stability, we believe that liquidity concerns, rather than valuations, are likely to drive market performance. Recent declines in interbank lending rates (from still-high levels) and improved money-market conditions give us some grounds for optimism.

Taking a long-term view, stock valuations are very attractive, particularly with regard to high-quality names that have been punished in the market’s sharp and indiscriminate selloff. We continue to seek opportunities to add strong companies trading at compelling values relative to their discounted cash flows.

We have modestly pared our overweight in the technology sector. While the sector has shown good dividend growth from a relatively low base, it faces near-term export headwinds amid a slowing global economy and strengthening dollar. We believe that the consumer staples and health care sectors could continue to outperform if stocks remain choppy, with investors favoring companies with more stable revenues and earnings. Across all sectors, we will remain invested in higher-quality names—as measured by such factors as strong market position and healthy balance sheets—that we believe will weather current conditions relatively well.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	013

Cusip	411511603

Ticker	HAVLX

Inception Date	12-29-1987

Net Expense Ratio	0.68%

Total Net Assets (000s)	$114,972

ADMINISTRATIVE CLASS

Fund #	213

Cusip	411511751

Ticker	HRLVX

Inception Date	11-01-2002

Net Expense Ratio	0.93%

Total Net Assets (000s)	$76,134

INVESTOR CLASS

Fund #	413

Cusip	411511744

Ticker	HILVX

Inception Date	11-01-2002

Net Expense Ratio	1.05%

Total Net Assets (000s)	$24,156

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	80	659*

Weighted Average Market Cap (MM)	$73,242	$83,712*

Price/Earning Ratio (P/E)	12.4x	12.2x*

Price/Book Ratio (P/B)	2.2x	1.6x*

Beta vs. Russell 1000® Value Index	0.91	1.00**

Portfolio Turnover Rate—	107%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Large Cap Value Fund
Institutional Class	-32.16%	2.36%	3.08%	12-29-1987	$67,732
Comparative Index
Russell 1000® Value	-36.80	1.90	2.79	—	$65,826

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Large Cap Value Fund
Administrative Class	-32.26%	2.16%	4.87%	11-01-2002	$13,303
Investor Class	-32.39	1.96	4.64	11-01-2002	$13,127
Comparative Index
Russell 1000® Value	-36.80	1.90	5.13	—	$13,502

As stated in the Fund’s current prospectus, the expense ratios were 0.68% (Net) and 0.72% (Gross) (Institutional Class); 0.93% (Net) and 0.98% (Gross) (Administrative Class); and 1.06% (Net) and 1.09% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.3%)

COMMON STOCKS—95.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—6.3%
46,700	Boeing Co.	$2,441
76,900	General Dynamics Corp.	4,639
30,500	L-3 Communications Holdings Inc.	2,476
46,800	Lockheed Martin Corp.	3,980

		13,536

AIR FREIGHT & LOGISTICS—1.1%
44,200	United Parcel Service Inc. Cl. B	2,333

BEVERAGES—0.5%
17,400	Diageo plc ADR (UK)[1]	1,082

CAPITAL MARKETS—3.7%
80,000	Bank of New York Mellon Corp.	2,608
25,400	BlackRock Inc. Cl. A	3,336
29,100	Franklin Resources Inc.	1,979

		7,923

CHEMICALS—1.4%
34,300	Dow Chemical Co.	915
22,400	Monsanto Co.	1,993

		2,908

COMMERCIAL BANKS—3.9%
14,200	HSBC Holdings plc ADR (UK)[1]	838
147,600	U.S. Bancorp	4,400
90,700	Wells Fargo & Co.	3,088

		8,326

COMMUNICATIONS EQUIPMENT—3.4%
199,600	Corning Inc.	2,162
81,100	Harris Corp.	2,916
41,600	Nokia OYJ ADR (FIN)[1]	631
39,500	Qualcomm Inc.	1,511

		7,220

COMPUTERS & PERIPHERALS—1.8%
21,200	International Business Machines Corp.	1,971
266,000	Seagate Technology	1,801

		3,772

CONSTRUCTION MATERIALS—0.7%
25,900	Holcim Ltd.-Registered (SWS)	1,468

DIVERSIFIED FINANCIAL SERVICES—4.6%
128,200	Bank of America Corp.	3,099
197,800	Citigroup Inc.	2,700
98,200	JP Morgan Chase & Co.	4,051

		9,850

DIVERSIFIED TELECOMMUNICATION SERVICES—2.9%
146,700	AT&T Inc.	3,927
79,400	Verizon Communications Inc.	2,356

		6,283

ELECTRIC UTILITIES—4.2%
53,900	E.ON AG ADR (GER)[1]	2,048
28,300	Exelon Corp.	1,535
113,900	FPL Group Inc.	5,381

		8,964

ENERGY EQUIPMENT & SERVICES—2.5%
64,700	Schlumberger Ltd.	3,342
25,759	Transocean Inc. (CYM)	2,121

		5,463

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD & STAPLES RETAILING—3.9%
16,600	Costco Wholesale Corp.	$946
78,400	Shoppers Drug Mart Corp. (CAN)	3,018
35,600	Wal-Mart de Mexico SAB de CV ADR (MEX)[1]	947
62,300	Wal-Mart Stores Inc.	3,477

		8,388

FOOD PRODUCTS—0.6%
58,200	Archer Daniels Midland Co.	1,206

GAS UTILITIES—1.3%
64,500	Sempra Energy	2,747

HEALTH CARE EQUIPMENT & SUPPLIES—4.0%
46,400	Becton Dickinson & Co.	3,220
131,600	Medtronic Inc.	5,307

		8,527

HOTELS, RESTAURANTS & LEISURE—3.0%
41,300	Carnival Corp.	1,049
94,700	McDonald’s Corp.	5,486

		6,535

HOUSEHOLD DURABLES—0.3%
25,800	Garmin Ltd.	579

HOUSEHOLD PRODUCTS—3.0%
100,300	Procter & Gamble Co.	6,473

INDUSTRIAL CONGLOMERATES—1.6%
179,900	General Electric Co.	3,510

INSURANCE—9.4%
78,800	ACE Ltd. (SWS)	4,520
122,000	Aflac Inc.	5,402
79,000	Allstate Corp.	2,085
200,700	HCC Insurance Holdings Inc.	4,427
111,200	MetLife Inc.	3,694

		20,128

LEISURE EQUIPMENT & PRODUCTS—0.5%
72,800	Mattel Inc.	1,093

MEDIA—0.7%
58,400	Walt Disney Co.	1,513

METALS & MINING—0.5%
84,300	Alcoa Inc.	970

MULTILINE RETAIL—0.5%
55,600	Nordstrom Inc.	1,006

OIL, GAS & CONSUMABLE FUELS—10.2%
24,300	Apache Corp.	2,001
42,400	Chevron Corp.	3,163

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
1,028,000	CNOOC Ltd. (HK)*	$836
34,600	Devon Energy Corp.	2,798
73,800	Exxon Mobil Corp.	5,470
105,700	Marathon Oil Corp.	3,076
62,000	Petro-Canada (CAN)	1,548
75,600	Total SA (FR)	4,125

		23,017

PHARMACEUTICALS—8.5%
115,200	Abbott Laboratories	6,353
82,200	Johnson & Johnson	5,042
153,000	Pfizer Inc.	2,710
106,900	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	4,584

		18,689

REAL ESTATE INVESTMENT TRUSTS (REITs)—1.8%
13,200	Alexandria Real Estate Equities Inc.	918
31,300	Corporate Office Properties Trust	973
23,300	ProLogis	326
10,000	Public Storage Inc.	815
11,100	Simon Property Group Inc.	744

		3,776

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.3%
238,800	Hongkong Land Holdings Ltd. (HK)	635

ROAD & RAIL—0.5%
18,200	Norfolk Southern Corp.	1,091

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.0%
119,400	Intel Corp.	1,910
94,900	Microchip Technology Inc.	2,337

		4,247

SOFTWARE—1.9%
180,600	Microsoft Corp.	4,033

SPECIALTY RETAIL—0.5%
27,600	H&M Hennes & Mauritz Ab Series B (SW)	982

TEXTILES, APPAREL & LUXURY GOODS—1.3%
46,800	Nike Inc. Cl. B	2,697

TOBACCO—1.9%
208,700	Altria Group Inc.	4,005

WIRELESS TELECOMMUNICATION SERVICES—0.5%
22,800	China Mobile Ltd. ADR (HK)[1]	1,001

TOTAL COMMON STOCKS (Cost $254,903)		205,976

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—3.3%
(Cost $7,214)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—3.3%
$7,214	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corporation (market value $7,363)	$7,214

TOTAL INVESTMENTS—99.0% (Cost $262,117)		213,190

CASH AND OTHER ASSETS, LESS LIABILITIES—1.0%		2,072

TOTAL NET ASSETS—100.0%		$215,262

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

(CAN)	Canada.

(CYM)	Cayman Islands.

(FIN)	Finland.

(FR)	France.

(GER)	Germany.

(HK)	Hong Kong.

(IL)	Israel.

(MEX)	Mexico.

(SW)	Sweden.

(SWS)	Switzerland.

(UK)	United Kingdom.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets posted steep declines over the past 12 months as the global financial crisis that began in 2007 accelerated in September and October of 2008. Over 75% of the losses in the mid cap index for the year ended October 31, 2008, were confined to the last two months of the fiscal year, with mid cap stocks down 22% in October alone. The government response to the financial crisis was unprecedented. Within the span of several weeks, the U.S. government placed Fannie Mae and Freddie Mac into conservatorship run by the FHA, Lehman Brothers filed for bankruptcy, Merrill Lynch announced it would be purchased by Bank of America, the U.S. government bailed out the world’s largest insurer, AIG, and the Treasury and Congress devised a massive federal plan to stabilize credit markets by buying up “toxic” mortgage-backed securities. Other casualties in the financial sector included Washington Mutual and Wachovia, two of the largest banks in the U.S.

The mid cap segment of the market declined 40.7%, as measured by the Russell Midcap® Index, with the value portion of the mid cap index holding up only slightly better than the core. All economic segments posted dramatic declines, with technology, telecommunication services, and consumer discretionary stocks all down by more than 50%. Materials, consumer staples, and health care stocks were the best-performing sectors but all were down approximately 30%. While financials dominated the headlines, the sector was down only slightly more than the benchmark. Smaller banks and insurance companies, while not immune to the effects of the credit crisis, were far less exposed to the toxic debt impacting the larger financial institutions.

PERFORMANCE

The Harbor Mid Cap Value Fund returned -40.47% (Institutional Class), -40.66% (Administrative Class), and -40.69% (Investor Class), compared to -38.83% for the Russell Midcap® Value Index for the fiscal year ended October 31, 2008. While there was not much differentiation between the growth and value indices, deeper-value stocks fared worse than core and growth stocks. Traditional fundamental factors that we rely on for stock selection, such as low price-to-cash-flow, low price-to-book, and low price-to-earnings, were not rewarded over the past year. Sector exposures also worked against us. Overweighted positions in consumer discretionary and technology names hurt performance as these two sectors were down over 50%. We limit exposure to any one sector to +/- 5% relative to the benchmark weight. As a result, the Fund is well diversified by both industry and sector, which has been beneficial in the recent market environment.

Individual stock selection was positive, particularly in the financial and consumer discretionary sectors. Top performers in the Fund included several financial stocks, UnionBanCal, Nationwide Financial Services, Safeco, and Chubb Group. UnionBanCal returned over 40% as Mitsubishi UFJ, which owned a majority of the company, agreed to acquire the remaining portion at over $70 per share. Nationwide Financial Services and Safeco also rallied on takeover news. Consumer discretionary stocks that added value

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Nationwide Financial Services Inc. Cl. A	2.6%
Computer Sciences Corp.	1.8
Everest Re Group Ltd.	1.8
Tidewater Inc.	1.7
International Paper Co.	1.6
Xerox Corp.	1.5
Chubb Corp.	1.5
King Pharmaceuticals Inc.	1.5
Aspen Insurance Holdings Ltd. (BM)	1.5
Cincinnati Financial Corp.	1.5

included Leggett & Platt and Sherwin-Williams. Detractors included refiners Tesero and Sunoco. Refiners had a difficult time until the last few months as oil prices climbed to a peak of $147 per barrel before dropping by more than half by the end of October. Other holdings that hurt performance included Seagate Technology and Kemet Corp. in the technology sector and CIT Group in the financial sector.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a result of our stock selection process, subject to minimum and maximum exposures to sectors and industries. The most significant change to sector weights in the last 12 months was in materials, where we reduced the Fund’s exposure from 12.3% of the portfolio to just 6.5%. We sold a number of names in the chemical industry that had done well, including Lyondell Chemical, Sensient Technologies, Rohm & Hass, and Olin Corp. We also exited our position in U.S. Steel, reducing our exposure to the metals and mining industry. As of October 31, 2008, the portfolio was overweight the consumer discretionary, industrials, and technology sectors at the expense of REITs and utilities. The Fund is equal-weighted to financials relative to the benchmark, but within the sector the Fund is overweight insurance companies and underweight all other financials.

At the end of the fiscal year, the Fund was trading at significant discounts to the market on several valuation metrics. We believe that both the absolute and relative valuations of the portfolio are very compelling. While we realize this has been a very difficult time for investors, the markets are as cheap on multiple fundamental measures as we have seen in our experience. We are optimistic about the markets and the Fund over the next two to three years, but it is difficult to make a call on the markets in the short term.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	023

Cusip	411511835

Ticker	HAMVX

Inception Date	03-01-2002

Net Expense Ratio	0.95%

Total Net Assets (000s)	$34,815

ADMINISTRATIVE CLASS

Fund #	223

Cusip	411511728

Ticker	HRMVX

Inception Date	11-01-2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$347

INVESTOR CLASS

Fund #	423

Cusip	411511736

Ticker	HIMVX

Inception Date	11-01-2002

Net Expense Ratio	1.32%

Total Net Assets (000s)	$1,880

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	138	541*

Weighted Average Market Cap (MM)	$3,735	$5,264*

Price/Earning Ratio (P/E)	10.7x	14.3x	*

Price/Book Ratio (P/B)	1.1x	1.3x	*

Beta vs. Russell Midcap® Value Index	1.00	1.00*	*

Portfolio Turnover Rate—	34%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03-01-2002 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Mid Cap Value Fund
Institutional Class	-40.47%	-1.43%	-0.98%	03-01-2002	$46,813
Comparative Index
Russell Midcap® Value	-38.83	2.97	4.14	—	$65,525

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Mid Cap Value Fund
Administrative Class	-40.66%	-1.59%	1.82%	11-01-2002	$11,144
Investor Class	-40.69	-1.71	1.72	11-01-2002	$11,080
Comparative Index
Russell Midcap® Value	-38.83	2.97	7.52	—	$15,450

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 1.02% (Gross) (Institutional Class); 1.19% (Net) and 1.27% (Gross) (Administrative Class); and 1.33% (Net) and 1.41% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.5%)

COMMON STOCKS—97.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.4%
14,200	Goodrich Corp.	$519

AUTO COMPONENTS—0.8%
21,900	American Axle & Manufacturing Holdings Inc.	79
6,200	Autoliv Inc. (SW)	132
9,000	Goodyear Tire & Rubber Co.*	80

		291

AUTOMOBILES—1.3%
19,900	Harley-Davidson Inc.	487

BEVERAGES—2.4%
19,900	Coca-Cola Enterprises Inc.	200
18,300	Pepsi Bottling Group Inc.	423
14,000	PepsiAmericas Inc.	265

		888

BUILDING PRODUCTS—1.1%
13,200	Lennox International Inc.	394

CAPITAL MARKETS—0.8%
14,500	Ameriprise Financial Inc.	313

CHEMICALS—4.2%
12,700	A. Schulman Inc.	227
6,900	Eastman Chemical Co.	279
11,800	Lubrizol Corp.	443
5,700	PPG Industries Inc.	283
15,100	Valspar Corp.	309

		1,541

COMMERCIAL BANKS—5.5%
25,100	Banco Latinoamericano de Exportaciones S.A. (PA)	267
5,600	Central Pacific Financial Corp.	87
18,800	Colonial BancGroup Inc.	76
10,900	Comerica Inc.	301
24,000	Fifth Third Bancorp	260
26,300	Huntington Bancshares Inc.	249
25,400	KeyCorp	311
45,500	Regions Financial Corp.	505

		2,056

COMMERCIAL SERVICES & SUPPLIES—2.4%
1,000	IKON Office Solutions Inc.	17
29,400	R.R. Donnelley & Sons Co.	487
43,300	Steelcase Inc. Cl. A	403

		907

COMMUNICATIONS EQUIPMENT—0.8%
112,500	3Com Corporation*	307

COMPUTERS & PERIPHERALS—3.0%
16,100	Lexmark International Inc. Cl. A*	416
53,000	Seagate Technology	359
37,000	Sun Microsystems Inc.*	170
10,800	Western Digital Corp.*	178

		1,123

CONSUMER FINANCE—0.3%
15,900	AmeriCredit Corp.*	93

DIVERSIFIED FINANCIAL SERVICES—0.8%
12,300	Financial Federal Corp.	285

DIVERSIFIED TELECOMMUNICATION SERVICES—1.0%
14,800	CenturyTel Inc.	372

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRIC UTILITIES—4.2%
10,200	American Electric Power Company Inc.	$333
17,600	Pepco Holdings Inc.	363
12,700	Pinnacle West Capital Corp.	402
7,100	Progress Energy Inc.	280
8,300	Westar Energy Inc.	162

		1,540

ELECTRICAL EQUIPMENT—0.9%
10,800	A. O. Smith Corp.	341

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
6,400	Kemet Corp.*	4
27,700	Sanmina-SCI Corp.*	21
11,300	Technitrol Inc.	65
23,300	Vishay Intertechnology Inc.*	100

		190

ENERGY EQUIPMENT & SERVICES—2.9%
32,100	Patterson-UTI Energy Inc.	426
14,800	Tidewater Inc.	645

		1,071

FOOD & STAPLES RETAILING—2.1%
22,100	Safeway Inc.	470
21,600	Supervalu Inc.	308

		778

FOOD PRODUCTS—1.5%
28,600	Del Monte Foods Co.	180
10,200	Fresh Del Monte Produce Inc. (CYM)*	215
3,600	Pilgrim’s Pride Corp.	4
121	Seaboard Corp.	162

		561

GAS UTILITIES—2.0%
8,500	AGL Resources Inc.	258
4,900	Nicor Inc.	226
8,300	WGL Holdings Inc.	267

		751

HEALTH CARE PROVIDERS & SERVICES—1.1%
6,900	Cigna Corp.	112
8,400	Coventry Health Care Inc.*	111
3,600	Kindred Healthcare Inc.*	52
3,300	Universal Health Services Inc. Cl. B	139

		414

HOTELS, RESTAURANTS & LEISURE—1.3%
15,300	Brinker International Inc.	142
11,900	Darden Restaurants Inc.	264
38,700	Ruby Tuesday Inc.	93

		499

HOUSEHOLD DURABLES—5.3%
15,500	American Greetings Corp. Cl. A	181
9,900	Black & Decker Corp.	501
23,100	Blyth Inc.	199
15,100	Ethan Allen Interiors Inc.	270
22,500	Leggett & Platt Inc.	391
9,100	Whirlpool Corp.	425

		1,967

INSURANCE—14.7%
4,900	Allied World Assurance Company Holdings Ltd.	157
30,500	American Equity Investment Life Holding Company	138
16,600	American Financial Group, Inc.	377
24,500	Aspen Insurance Holdings Ltd. (BM)	563

COMMON STOCKS—Continued

Shares		Value (000s)

INSURANCE—Continued
11,000	Chubb Corp.	$570
21,600	Cincinnati Financial Corp.	561
5,400	Endurance Specialty Holdings Ltd. (BM)	163
8,800	Everest Re Group Ltd.	657
26,900	Genworth Financial Inc. Cl. A	130
17,300	Horace Mann Educators Corp.	135
17,900	IPC Holdings Ltd. (BM)	494
12,400	Lincoln National Corp.	214
20,100	Nationwide Financial Services Inc. Cl. A	951
5,600	Protective Life Corp.	47
5,800	StanCorp Financial Group Inc.	198

		5,355

IT SERVICES—1.8%
22,000	Computer Sciences Corp.*	664

LEISURE EQUIPMENT & PRODUCTS—2.9%
14,100	Hasbro Inc.	410
18,600	Mattel Inc.	279
11,700	Polaris Industries Inc.	394

		1,083

MACHINERY—3.5%
12,500	Crane Co.	205
4,200	Cummins Inc.	109
8,000	EnPro Industries Inc.*	178
9,300	Mueller Industries Inc.	213
11,000	Parker Hannifin Corp.	426
9,000	Terex Corp.	150

		1,281

MEDIA—1.4%
22,700	Belo Corp. Cl. A	48
20,900	CBS Corp.	203
11,500	Gannett Inc.	127
48,300	Journal Communications Inc. Cl. A	121
12,000	Sinclair Broadcast Group Inc. Cl. A	39

		538

METALS & MINING—0.6%
5,600	Nucor Corp.	227

MULTI-UTILITIES—5.2%
9,500	Alliant Energy Corp.	279
18,000	CenterPoint Energy Inc.	207
10,500	DTE Energy Co.	371
20,700	NiSource Inc.	268
12,600	Scana Corporation	415
21,400	Xcel Energy Inc.	373

		1,913

MULTILINE RETAIL—0.7%
7,300	Family Dollar Stores Inc.	196
3,000	J.C. Penney Co. Inc.	72

		268

OFFICE ELECTRONICS—1.5%
71,500	Xerox Corp.	573

OIL, GAS & CONSUMABLE FUELS—3.3%
7,600	Holly Corporation	149
8,900	Overseas Shipholding Group Inc.	334
9,000	Sunoco Inc.	275
3,200	Swift Energy Co.*	103
17,900	Tesoro Petroleum Corp.	173
9,000	Valero Energy Corp.	185

		1,219

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

PAPER & FOREST PRODUCTS—1.6%
33,500	International Paper Co.	$577

PHARMACEUTICALS—2.9%
15,400	Forest Laboratories Inc.*	358
64,500	King Pharmaceuticals Inc.*	567
15,800	Mylan Inc.*	135

		1,060

REAL ESTATE INVESTMENT TRUSTS (REITs)—4.6%
62,200	Anthracite Capital Inc.	270
23,500	Hospitality Properties Trust	239
59,400	HRPT Properties Trust	214
8,200	Liberty Property Trust	196
19,700	Medical Properties Trust Inc.	145
13,700	National Health Investors Inc.	410
35,500	Sunstone Hotel Investors Inc.	233

		1,707

ROAD & RAIL—0.1%
5,300	YRC Worldwide Inc.*	24

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.3%
6,900	Cymer Inc.*	169
9,900	MKS Instruments Inc.*	184
12,400	Novellus Systems Inc.*	196
64,300	RF Micro Devices Inc.*	128
25,900	Skyworks Solutions Inc.	185

		862

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL—1.2%
10,800	Barnes & Noble Inc.	$204
7,700	Sonic Automotive Inc. Cl. A	40
27,100	Stage Stores Inc.	209

		453

TEXTILES, APPAREL & LUXURY GOODS—0.5%
12,900	Jones Apparel Group Inc.	143
5,300	Liz Claiborne Inc.	43

		186

TOBACCO—1.0%
9,600	Universal Corp.	381

TRADING COMPANIES & DISTRIBUTORS—0.1%
3,803	United Rentals Inc.*	39

TOTAL COMMON STOCKS (Cost $63,273)		36,098

TOTAL INVESTMENTS—97.5% (Cost $63,273)		36,098

CASH AND OTHER ASSETS, LESS LIABILITIES—2.5%		944

TOTAL NET ASSETS—100.0%		$37,042

*	Non-income producing security.

(BM)	Bermuda.

(CYM)	Cayman Islands.

(PA)	Panama.

(SW)	Sweden.

The accompanying notes are an integral part of the financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor SMID Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small to mid cap value stocks.

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

What started as a problem related to subprime mortgages has now become a full-blown crisis impacting virtually the entire financial system. No doubt about it: The headlines are scary, the problems complex, and the path ahead unclear. At its extreme, this crisis has the potential to push the global economy into recession, perhaps deeply, as the effects of contracting liquidity spread from the financial system to industry and, ultimately, to the average consumer.

Not surprisingly, this potential is not lost on investors. Value spreads, which in a sense measure the amount of anxiety present in the markets, are in record territory. Intraday volatility has increased dramatically. Many investors have moved to find the maximum amount of protection possible, pushing yields on short-term Treasury securities down to almost zero (literally), while the spread on commercial paper relative to Treasuries widened to several times what it was a year ago. Most telling, perhaps, is the fact that our government has made addressing this challenge its highest priority.

There is no doubt that these are stressful times. We remain confident, however, about the path that must be pursued. With fear at an all-time high, we see an extraordinary opportunity for elevated long-term returns.

PERFORMANCE

The Harbor SMID Value Fund returned -46.07% (Institutional Class), -46.11% (Administrative Class), and -46.22% (Investor Class) for the year ended October 31, 2008, compared to -33.64% for the Russell 2500TM Value Index.

While the recent environment has been challenging, it is worth noting that the Fund has steered clear of most of the industry’s true disasters. With the exception of smaller-than-normal positions in Freddie Mac and Fannie Mae, the Fund was largely devoid of the blow-ups that received so much attention.

While both AMBAC Financial Group and MBIA Inc. rallied significantly from their lows, both names were among the largest detractors from performance. Originally formed as insurers of municipal credit (a business that still comprises over 50% of the insured portfolio of each company), in recent years the companies diversified into the insurance of pools of securitized assets, including those backed by mortgages. As the real estate market collapsed, losses in these insurance contracts mounted, ultimately leading to the loss of the companies’ AAA ratings. In general, we continue to believe that these companies have more than enough reinsurance to pay any claims that will ultimately arise, even under a stressed scenario such as the current environment. To reduce the Fund’s risk, however, we have significantly trimmed our position in AMBAC, replacing it with shares in Assured Guarantee, a smaller monoline insurer that is priced similarly to AMBAC but with much less exposure to problematic real estate related assets.

Contributors to performance included consumer discretionary names such as Arkansas Best Corp., Griffon Corp., and Rent-A-Center Inc. Both Griffon and Rent-A-Center reached

Harbor SMID Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Adaptec Inc.	5.7%
MBIA Inc.	5.3
Assured Guaranty Ltd. (BM)	5.1
Popular Inc.	5.0
KeyCorp	3.8
XL Capital Ltd Shares A (CYM)	3.6
National City Corp.	3.2
Marshall & Ilsley Corp.	3.1
Smithfield Foods Inc.	3.0
Arkansas Best Corp.	2.9

our estimate of fair value during the fiscal year and we closed both positions. We trimmed our position slightly in Arkansas Best and it still remains attractive at current levels. Proceeds from these sales along with others were used to increase the Fund’s exposure to financial companies, particularly regional banks such as Marshall & Ilsley and KeyCorp, which are selling at deep discounts to tangible book value. Marshall & Ilsley also contributed positively to the Fund’s performance.

OUTLOOK AND STRATEGY

Value investing is based on the idea that the market is a tug-of-war between two unalterable human emotions. Greed makes things expensive. Fear makes them cheap. If nothing else, everyone involved in the markets today can probably agree that fear is omnipresent. It is an environment into which the value investor must step. Recognizing that investor psychology has become overwhelmingly pessimistic, however, is not sufficient to achieve success in value investing. Beyond that, significant research is required to separate winners from losers.

In that context our most important research conclusions are the following. First, as widespread and deep as the destruction of mortgage-related asset values will be, we expect the destruction will be less than the amounts currently embodied in most estimates and certainly less than that embodied in the most pessimistic figures. In part, this is because those mathematically-derived estimates are starting to reach the bounds of reality.

Our second major conclusion is that, as difficult as this cycle is when measured in terms of deteriorating asset values, more damaging to shareholders will be the resulting need to restructure corporate balance sheets through the additional issuance of significant amounts of dilutive equity capital. As a result, we have tried to focus our purchases on those companies that have already raised capital and cut their dividends as a means of preserving capital rather than trying to measure the extent to which the market has already “priced in” a potential capital raise.

We can’t claim to know what will come next. On one hand, we can envision a scenario where the government initiatives, particularly the TARP Capital Purchase Program, begin to unclog the credit system, allowing real estate related assets to be valued more appropriately. On the other hand, we also can envision a deteriorating environment as those most desperate to unload assets do so at any price. In general, however, we believe the array of countervailing forces (both external and market driven) will begin to take hold. Thus we are willing to bet that better days lie ahead.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small and mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor SMID Value Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	028

Cusip	411511421

Ticker	HASMX

Inception Date	05-01-2007

Net Expense Ratio	0.95%

Total Net Assets (000s)	$1,768

ADMINISTRATIVE CLASS

Fund #	228

Cusip	411511439

Ticker	HRSMX

Inception Date	05-01-2007

Net Expense Ratio	1.20%

Total Net Assets (000s)	$478

INVESTOR CLASS

Fund #	428

Cusip	411511413

Ticker	HISMX

Inception Date	05-01-2007

Net Expense Ratio	1.32%

Total Net Assets (000s)	$525

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	44	1,659*

Weighted Average Market Cap (MM)	$2,003	$1,763*

Price/Earning Ratio (P/E)	20.8x	15.1x*

Price/Book Ratio (P/B)	0.8x	1.2x*

Beta vs. Russell 2500™ Value Index	1.10	1.00**

Portfolio Turnover Rate—	57%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor SMID Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05-01-2007 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor SMID Value Fund
Institutional Class	-46.07%	—%	-38.73%	05-01-2007	$23,947
Comparative Index
Russell 2500™ Value	-33.64	2.55	-26.25	—	$31,642

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05-01-2007 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor SMID Value Fund
Administrative Class	-46.11%	—%	-38.81%	05-01-2007	$4,780
Investor Class	-46.22	—	-38.94	05-01-2007	$4,765
Comparative Index
Russell 2500™ Value	-33.64	2.55	-26.25	—	$6,328

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 3.61% (Gross) (Institutional Class); 1.20% (Net) and 3.84% (Gross) (Administrative Class); and 1.32% (Net) and 3.96% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.1%)

COMMON STOCKS—94.9%

Shares		Value (000s)

AUTO COMPONENTS—3.5%
4,150	American Axle & Manufacturing Holdings Inc.	$15
2,950	BorgWarner Inc.	66
7,650	Lear Corp.*	15

		96

COMMERCIAL BANKS—18.3%
2,750	Comerica Inc.	76
8,700	KeyCorp	106
4,750	Marshall & Ilsley Corp.	86
33,125	National City Corp.	89
18,225	Popular Inc.	139
18,600	W Holding Co. Inc.	12

		508

COMMERCIAL SERVICES & SUPPLIES—6.3%
800	Avery Dennison Corp.	28
8,750	Bowne & Co. Inc.	68
6,500	Deluxe Corp.	79

		175

COMPUTERS & PERIPHERALS—5.7%
49,075	Adaptec Inc.*	158

CONSUMER FINANCE—1.4%
3,225	Discover Financial Services	40

COMMON STOCKS—Continued

Shares		Value (000s)

FOOD PRODUCTS—4.8%
7,750	Del Monte Foods Co.	$49
7,900	Smithfield Foods Inc.*	83

		132

HEALTH CARE EQUIPMENT & SUPPLIES—1.6%
2,725	Cooper Companies Inc.	45

HOTELS, RESTAURANTS & LEISURE—1.8%
3,700	Royal Caribbean Cruises Ltd.	50

HOUSEHOLD DURABLES—11.4%
1,175	Black & Decker Corp.	59
3,325	CSS Industries Inc.	74
3,900	Jarden Corp.*	69
4,650	M/I Homes Inc.*	63
17,273	Standard Pacific Corp.*	49

		314

INSURANCE—22.7%
3,625	AMBAC Financial Group Inc.	10
12,500	Assured Guaranty Ltd. (BM)	140
3,125	First American Corp.	64
1,175	IPC Holdings Ltd. (BM)	32
15,075	MBIA Inc.*	148
6,950	Old Republic International Corp.	64
650	RenaissanceRe Holdings Ltd. (BM)	30
2,525	Stewart Information Services Corp.	42
10,275	XL Capital Ltd Shares A (CYM)	100

		630

LEISURE EQUIPMENT & PRODUCTS—4.6%
3,175	Jakks Pacific Inc.*	71
3,800	Mattel Inc.	57

		128

MACHINERY—2.0%
6,475	Blount International Inc.*	56

MARINE—2.5%
2,125	Alexander & Baldwin Inc.	68

PAPER & FOREST PRODUCTS—0.8%
4,575	Louisiana-Pacific Corp.*	22

ROAD & RAIL—3.2%
2,725	Arkansas Best Corp.	80
5,650	Dollar Thrifty Automotive Group, Inc.*	9

		89

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.1%
6,525	Axcelis Technologies Inc.*	3

SPECIALTY RETAIL—1.1%
13,175	MarineMax Inc.*	31

TEXTILES, APPAREL & LUXURY GOODS—2.6%
4,700	K-Swiss Inc. Cl. A	71

THRIFTS & MORTGAGE FINANCE—0.5%
14,075	Federal National Mortgage Association	13

TOTAL COMMON STOCKS (Cost $4,342)		2,629

Harbor SMID Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—7.7%
(Cost $215)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—7.7%
$215	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corp Notes (market value $222)	$215

TOTAL INVESTMENTS—102.6% (Cost $4,557)		2,844

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.6)%		(73)

TOTAL NET ASSETS—100.0%		$2,771

*	Non-income producing security.

(BM)	Bermuda.

(CYM)	Cayman Islands.

The accompanying notes are an integral part of the financial statements.

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

Small cap value stocks declined sharply for the 12 months ended October 31, 2008. The bulk of the losses occurred in September and October as credit markets froze in the wake of the Lehman Brothers bankruptcy and the forced government intervention in companies such as AIG, Fannie Mae, and Freddie Mac. The result was widespread selling of financial assets regardless of underlying fundamentals. Small cap stocks, as represented by the Russell 2000® Index, declined -34.16%. Although their decline was severe, small cap stocks actually outperformed both their large cap counterparts and international stocks.

The financial crisis still unfolding today began to take hold at the beginning of the 2008 fiscal year. In the fall of 2007, financial institutions were starting to recognize losses on risky mortgage-backed securities. Losses have since extended to all corners of the credit market, and resulting declines in capital at banks and other institutions have caused lending to tighten considerably. Capital that was cheap and readily available only a few years ago has become expensive and a scarce commodity. The U.S. Treasury is now injecting capital directly into banks in hopes of thawing lending and encouraging weaker banks to merge with stronger ones.

The credit crunch is taking its toll on the economy and corporate profits. In response, the Federal Reserve has taken several steps to help keep the credit crunch from derailing overall economic growth, including reducing the federal funds rate from 4.50% to 1.00% during the fiscal year. The Federal Reserve took a number of other steps, including making borrowing available to investment banks and buying commercial paper directly from companies to ease short-term lending pressures.

The credit crunch and resulting economic slowdown, although far from welcome, have helped the inflation outlook. Energy prices were one of the main drivers of inflationary pressure during the first nine months of the fiscal year, but during the last few months oil prices fell by more than 50%. Many other commodities have experienced similar declines. Softening inflationary pressures have made it easier for governments to take aggressive steps to ease the credit crunch. In addition to containing inflation, lower commodity prices could improve profitability for companies that use oil, natural gas, agricultural products, and metals as key inputs. Finally, corporate balance sheets, outside of the financial sector, are in relatively strong shape, setting up many companies to emerge stronger once the economy rebounds.

PERFORMANCE

The Harbor Small Cap Value Fund returned -34.74% (Institutional Class), -34.89% (Administrative Class), and -34.95% (Investor Class) for the 12 months ended October 31st, compared with the -30.54% return by its Russell 2000® Value Index benchmark. The underperformance was concentrated in the last four months of the fiscal year as the financial crisis unfolded and investors sold companies indiscriminately to raise cash. During those four months, the portfolio’s overweight to energy stocks and underweight to financial stocks detracted from performance. Many investors, such as hedge funds, were forced to reduce leverage within their portfolios. As a result, many sold their long positions in energy and covered their short positions in financials. Unlike many of

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

FLIR Systems Inc.	4.7%
Philadelphia Consolidated Holding Corp.	4.1
Pharmaceutical Product Development Inc.	3.1
Global Payments Inc.	2.9
Cabot Oil & Gas Corp.	2.8
Raymond James Financial Inc.	2.6
Amedisys Inc.	2.3
Carmax Inc.	2.2
Covance Inc.	2.2
Hexcel Corp.	2.1

their large cap brethren, small cap financial stocks outperformed most other sectors in the July-October 2008 time frame due to this deleveraging. Further, energy prices collapsed due to a slowing international economy, pressuring energy stocks.

Within the Russell 2000® Value Index, each sector generated negative returns over the 2008 fiscal year. The sectors posting the best relative performance were utilities (-10%), consumer staples (-17%), and health care (-23%). These sectors are typically considered defensive by investors because consumers generally continue to buy basic consumer goods, pay their utility bills, and go to the doctor during an economic downturn. In contrast, telecommunications (-52%), consumer discretionary (-52%), and information technology (-44%), areas where the slowing economy has had a greater impact on earnings, were the worst-performing sectors.

Despite the negative market returns, a number of companies in the portfolio posted strong positive returns. Amedisys (+33%), an owner and operator of home health agencies serving primarily Medicare beneficiaries, has been able to weather government reimbursement changes better than competitors and has acquired a number of smaller home health and hospice agencies. Philadelphia Consolidated (+43%), a niche provider of property and casualty insurance known for its strict underwriting discipline, received an acquisition offer from Tokio Marine Holdings at a large premium. Aaron Rents (+17%), the second largest rent-to-own operator in the U.S., benefited as consumers utilized its services in lieu of purchasing electronics, furniture, and other appliances.

The escalating credit crunch negatively impacted a number of financial holdings within the portfolio, although we maintain an overall underweighted position to the sector. Two asset management companies—Calamos (-75%) and Eaton Vance (-55%)—fell due to declining assets under management, resulting from weak equity markets and investor withdrawals. Similarly, insurance holdings Protective Life (-80%) and Delphi Financial Group (-59%) declined as insurance companies posted losses in their investment portfolios.

OUTLOOK AND STRATEGY

As of October 31, 2008, the portfolio was overweight in the industrial, energy, information technology, consumer discretionary, and health care sectors and was underweight in financials, materials, consumer staples, and utilities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the portfolio.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	022

Cusip	411511843

Ticker	HASCX

Inception Date	12-14-2001

Net Expense Ratio	0.84%

Total Net Assets (000s)	$751,873

ADMINISTRATIVE CLASS

Fund #	222

Cusip	411511710

Ticker	HSVRX

Inception Date	11-01-2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$32,878

INVESTOR CLASS

Fund #	422

Cusip	411511694

Ticker	HISVX

Inception Date	11-01-2002

Net Expense Ratio	1.22%

Total Net Assets (000s)	$48,176

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	60	1,311*

Weighted Average Market Cap (MM)	$2,007	$863*

Price/Earning Ratio (P/E)	15.0x	16.4x*

Price/Book Ratio (P/B)	1.7x	1.2x*

Beta vs. Russell 2000® Value Index	0.95	1.00**

Portfolio Turnover Rate—	16%	N/A
(Year Ended 10-31-2008)

*	Fact Set.

**	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12-14-2001 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Value Fund
Institutional Class	-34.74%	2.06%	6.44%	12-14-2001	$76,847
Comparative Index
Russell 2000® Value	-30.54	3.05	5.65	—	$72,973

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 04-30-2008
Harbor Small Cap Value Fund
Administrative Class	-34.89%	1.87%	7.27%	11-01-2002	$15,239
Investor Class	-34.95	1.67	7.09	11-01-2002	$15,080
Comparative Index
Russell 2000® Value	-30.54	3.05	8.48	—	$16,300

As stated in the Fund’s current prospectus, the expense ratios were 0.83% (Net) and 0.84% (Gross) (Institutional Class); 1.08% (Net) and 1.09% (Gross) (Administrative Class); and 1.21% (Net) and 1.22% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 7.3%)

COMMON STOCKS—92.7%

Shares		Value (000s)

AEROSPACE & DEFENSE—7.2%
698,600	AAR Corp.*	$11,171
1,351,200	Hexcel Corp.*	17,836
507,498	Moog Inc. Cl. A*	17,823
281,100	Teledyne Technologies Inc.*	12,810

		59,640

CAPITAL MARKETS—6.7%
295,466	Calamos Asset Management Inc. Cl. A	2,426
754,873	Eaton Vance Corp.	16,607
951,300	Jefferies Group Inc.	15,059
943,468	Raymond James Financial Inc.	21,973

		56,065

CHEMICALS—2.8%
499,500	Scotts Miracle-Gro Co. Cl. A	13,047
482,100	Valspar Corp.	9,859

		22,906

COMMERCIAL BANKS—4.0%
803,000	East West Bancorp Inc.	13,932
708,100	Pacific Capital Bancorp	13,907
539,200	Sterling Financial Corp.	4,578
26,100	United Bankshares Inc.	833

		33,250

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—1.8%
1,411,900	Allied Waste Industries Inc.*	$14,712

COMMUNICATIONS EQUIPMENT—1.3%
1,570,419	Arris Group Inc.*	10,852

CONSTRUCTION & ENGINEERING—3.2%
359,300	Granite Construction Inc.	12,816
482,000	URS Corp.*	14,166

		26,982

CONSTRUCTION MATERIALS—0.9%
678,161	Headwaters Inc.*	7,189

CONSUMER FINANCE—2.0%
385,662	Cash America International Inc.	13,641
75,300	Student Loan Corp.	2,748

		16,389

ELECTRONIC EQUIPMENT & INSTRUMENTS—7.5%
692,902	Checkpoint Systems Inc.*	8,738
1,225,836	FLIR Systems Inc.*	39,349
326,711	Itron Inc.*	15,839

		63,926

GAS UTILITIES—1.7%
435,900	Oneok Inc.	13,905
2,700	WGL Holdings Inc.	87

		13,992

HEALTH CARE PROVIDERS & SERVICES—7.2%
339,600	Amedisys Inc.*	19,157
603,200	Amerigroup Corp.*	15,080
773,562	Healthways Inc.*	7,813
398,092	Pediatrix Medical Group Inc.	15,386
733,800	Sunrise Senior Living Inc.*	2,216

		59,652

HOTELS, RESTAURANTS & LEISURE—3.1%
566,898	Brinker International Inc.	5,272
652,900	Life Time Fitness Inc.*	12,432
782,091	Sonic Corp.*	8,368

		26,072

HOUSEHOLD DURABLES—2.5%
450,400	Meritage Homes Corp.*	6,184
388,900	Snap-on Inc.	14,370

		20,554

INSURANCE—8.0%
458,197	Delphi Financial Group Inc.	7,217
587,299	Philadelphia Consolidated Holding Corp.*	34,351
396,700	Protective Life Corp.	3,312
506,300	State Auto Financial Corp.	13,336
365,300	United Fire & Casualty Co.	8,464

		66,680

INTERNET SOFTWARE & SERVICES—1.3%
426,089	Digital River Inc.*	10,558

IT SERVICES—4.6%
597,300	Global Payments Inc.	24,197
751,600	SRA International Inc.*	13,890

		38,087

LIFE SCIENCES TOOLS & SERVICES—5.3%
360,500	Covance Inc.*	18,025
830,686	Pharmaceutical Product Development Inc.	25,735

		43,760

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MACHINERY—6.6%
731,500	Bucyrus International Inc. Cl. A	$17,651
502,200	Harsco Corp.	11,887
747,100	Timken Co.	11,864
452,700	Toro Company	15,229

		56,631

OIL, GAS & CONSUMABLE FUELS—5.4%
828,100	Cabot Oil & Gas Corp.	23,245
217,900	St. Mary Land & Exploration Co.	5,424
525,800	Swift Energy Co.*	16,867

		45,536

PROFESSIONAL SERVICES—0.9%
337,538	School Specialty Inc.*	7,088

SPECIALTY RETAIL—3.9%
555,700	Aaron Rents Inc. Cl. B	13,776
1,744,060	Carmax Inc.*	18,522

		32,298

TEXTILES, APPAREL & LUXURY GOODS—1.5%
523,300	Phillips-Van Heusen Corp.	12,826

THRIFTS & MORTGAGE FINANCE—2.0%
859,350	Astoria Financial Corp.	16,345

TRADING COMPANIES & DISTRIBUTORS—1.3%
254,284	Watsco Inc.	10,446

TOTAL COMMON STOCKS (Cost $902,344)		772,436

SHORT-TERM INVESTMENTS—5.5%
(Cost $45,136)

Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—5.5%
$45,136	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corp Notes (market value $45,853) and Federal National Mortgage Association Notes (market value $187)	$45,136

TOTAL INVESTMENTS—98.2% (Cost $947,480)		817,572

CASH AND OTHER ASSETS, LESS LIABILITIES—1.8%		15,355

TOTAL NET ASSETS—100.0%		$832,927

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2008

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
ASSETS
Investments, at identified cost*	$6,623,243	$600,141	$422,112	$106,768	$262,117	$63,273	$4,557	$947,480
Investments, at value	$5,959,840	$451,135	$348,952	$77,454	$205,976	$36,098	$2,629	$772,436
Repurchase agreements	307,727	11,676	4,447	86	7,214	—	215	45,136
Cash	1	1	—	1,933	260	—	—	—
Receivables for:
Investments sold	116,952	10,222	4,083	1,794	3,607	1,087	44	1,091
Capital shares sold	6,952	1,442	125	68	161	100	3	19,506
Dividends	3,735	322	—	52	254	98	2	556
Withholding tax receivable	71	7	—	—	17	—	—	—
Other assets	—	18	—	3	8	—	—	—
Prepaid registration fees	28	30	23	2	30	12	1	22
Total Assets	6,395,306	474,853	357,630	81,392	217,527	37,395	2,894	838,747
LIABILITIES
Payables for:
Investments purchased	192,361	7,721	2,799	1,123	1,793	—	113	4,468
Capital shares reacquired	13,355	235	566	31	293	305	—	679
Due to custodian	—	—	3	—	—	9	—	—
Accrued expenses:
Management fees	3,215	301	233	54	107	26	2	535
12b-1 fees	159	52	10	16	20	1	—	18
Trustee’s fees and expenses	77	4	6	—	3	1	—	14
Transfer agent fees	375	33	21	12	13	2	—	48
Other	326	29	4	14	36	9	8	58
Total Liabilities	209,868	8,375	3,642	1,250	2,265	353	123	5,820
NET ASSETS	$6,185,438	$466,478	$353,988	$80,142	$215,262	$37,042	$2,771	$832,927
Net Assets Consist of:
Paid-in capital	$8,679,283	$682,235	$427,155	$128,953	$278,567	$67,335	$4,973	$960,203
Undistributed/(over-distributed) net investment income	32,733	—	—	—	1,216	1,262	18	1,980
Accumulated net realized gain/(loss)	(2,170,902)	(78,427)	(4,454)	(19,583)	(15,583)	(4,380)	(507)	652
Unrealized appreciation/(depreciation) of investments	(355,676)	(137,330)	(68,713)	(29,228)	(48,938)	(27,175)	(1,713)	(129,908)
	$6,185,438	$466,478	$353,988	$80,142	$215,262	$37,042	$2,771	$832,927
NET ASSETS VALUE PER SHARE BY CLASS:[1]
Institutional Class
Net assets	$5,452,974	$222,085	$308,330	$7,936	$114,972	$34,815	$1,768	$751,873
Shares of beneficial interest[2]	218,659	39,481	38,521	1,498	17,421	4,598	383	54,307
Net asset value per share	$24.94	$5.63	$8.00	$5.29	$6.60	$7.57	$4.61	$13.84
Administrative Class
Net assets	$235,457	$159,450	$24,337	$3,528	$76,134	$347	$478	$32,878
Shares of beneficial interest[2]	9,496	28,515	3,092	672	11,562	46	104	2,387
Net asset value per share	$24.80	$5.59	$7.87	$5.25	$6.59	$7.54	$4.61	$13.77
Investor Class
Net assets	$497,007	$84,943	$21,321	$68,678	$24,156	$1,880	$525	$48,176
Shares of beneficial interest[2]	20,179	15,319	2,743	13,122	3,672	249	114	3,531
Net asset value per share	$24.63	$5.54	$7.77	$5.23	$6.58	$7.55	$4.60	$13.64

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2008

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Small Company Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor SMID Value Fund	Harbor Small Cap Value Fund
Investment Income:
Dividends	$84,832	$3,082	$996	$107	$6,525	$1,980	$58	$11,828
Interest	11,394	1,067	248	37	324	30	3	646
Securities lending income	2,697	685	23	—	—	153	—	3,963
Foreign taxes withheld	(2,177)	(28)	—	—	(110)	—	(1)	—
Total Investment Income	96,746	4,806	1,267	144	6,739	2,163	60	16,437
Operating Expenses:
Management fees	51,008	3,911	4,154	282	1,459	474	21	9,926
12b-1 fees:
Administrative Class	625	237	84	14	58	1	2	113
Investor Class	1,804	344	83	51	155	9	2	198
Shareholder communications	834	151	29	1	42	6	—	287
Custodian fees	221	131	76	74	81	44	32	61
Transfer agent fees:
Institutional Class	4,514	173	292	7	95	36	1	719
Administrative Class	150	57	20	3	14	—	—	27
Investor Class	1,324	252	61	37	114	7	1	146
Professional fees	304	15	25	3	18	6	2	56
Trustee’s fees and expenses	111	6	8	—	2	1	—	17
Registration fees	107	54	40	51	46	45	44	64
Miscellaneous	105	11	13	6	9	6	5	23
Total expenses	61,107	5,342	4,885	529	2,093	635	110	11,637
Transfer agent fees waived	(590)	(35)	(39)	(2)	(17)	(5)	—	(94)
Other expenses waived	—	(18)	—	(112)	(131)	(15)	(79)	—
Custodial expense reductions	(25)	(4)	(1)	(1)	(3)	—	—	(3)
Net expenses	60,492	5,285	4,845	414	1,942	615	31	11,540
Net Investment Income/(Loss)	36,254	(479)	(3,578)	(270)	4,797	1,548	29	4,897
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(634,011)	(78,156)	7,206	(19,512)	(13,081)	(4,453)	(507)	4,253
Foreign currency transactions	1,111	25	—	—	37	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(2,932,596)	(209,706)	(243,039)	(30,499)	(82,383)	(26,983)	(1,247)	(493,812)
Translations of assets and liabilities in foreign currencies	—	—	—	—	(10)	—	—	—
Net gain/(loss) on investment transactions	(3,565,496)	(287,837)	(235,833)	(50,011)	(95,437)	(31,436)	(1,754)	(489,559)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,529,242)	$(288,316)	$(239,411)	$(50,281)	$(90,640)	$(29,888)	$(1,725)	$(484,662)

The accompanying notes are an integral part of the financial statements.

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income/(loss)	$36,254	$30,640	$(479)	$649	$(3,578)	$(4,031)
Net realized gain/(loss) on investments	(632,900)	552,607	(78,131)	25,574	7,206	98,185
Net unrealized appreciation/(depreciation) of investments	(2,932,596)	1,050,005	(209,706)	59,188	(243,039)	33,993
Net increase/(decrease) in assets resulting from operations	(3,529,242)	1,633,252	(288,316)	85,411	(239,411)	128,147
Distributions to Shareholders:
Net investment income:
Institutional Class	(27,317)	(16,960)	(293)	(257)	—	—
Administrative Class	(209)	—	—	(74)	—	—
Investor Class	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	(12,936)	(520)	(82,265)	(55,378)
Administrative Class	—	—	(3,633)	(220)	(5,206)	(4,325)
Investor Class	—	—	(7,656)	(31)	(5,652)	(4,139)
Total distributions to shareholders	(27,526)	(16,960)	(24,518)	(1,102)	(93,123)	(63,842)
Net Increase/(Decrease) Derived from Capital Share Transactions	(106,575)	(420,934)	279,756	251,430	(44,995)	(62,532)
Net increase/(decrease) in net assets	(3,663,343)	1,195,358	(33,078)	335,739	(377,529)	1,773
Net Assets:
Beginning of period	9,848,781	8,653,423	499,556	163,817	731,517	729,744
End of period*	$6,185,438	$9,848,781	$466,478	$499,556	$353,988	$731,517
* Includes undistributed/(over-distributed) net investment income of :	$32,733	$27,529	$—	$293	$—	$—

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	May 1, 2007[a] through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007

$(270)	$(54)	$4,797	$7,578	$1,548	$1,016	$29	$15	$4,897	$7,834
(19,512)	1,151	(13,044)	212,296	(4,453)	2,987	(507)	71	4,253	98,076
(30,499)	818	(82,393)	(118,859)	(26,983)	(3,674)	(1,247)	(466)	(493,812)	51,608
(50,281)	1,915	(90,640)	101,015	(29,888)	329	(1,725)	(380)	(484,662)	157,518

—	—	(2,609)	(5,502)	(1,023)	(243)	(12)	—	(6,292)	(1,733)
—	—	(309)	(77)	(4)	(3)	(7)	—	(96)	—
—	—	(528)	(2,380)	(44)	(40)	(7)	—	—	—

(774)	—	(101,227)	(8,628)	(2,584)	(774)	(29)	—	(73,264)	(42,860)
(133)	—	(3,384)	(125)	(13)	(8)	(21)	—	(2,832)	(1,338)
(84)	—	(18,830)	(4,277)	(177)	(171)	(21)	—	(4,984)	(3,116)
(991)	—	(126,887)	(20,989)	(3,845)	(1,239)	(97)	—	(87,468)	(49,047)
112,188	7,564	89,156	(626,581)	(13,913)	52,952	1,595	3,378	(314,300)	(513,813)
60,916	9,479	(128,371)	(546,555)	(47,646)	52,042	(227)	2,998	(886,430)	(405,342)

19,226	9,747	343,633	890,188	84,688	32,646	2,998	—	1,719,357	2,124,699
$80,142	$19,226	$215,262	$343,633	$37,042	$84,688	$2,771	$2,998	$832,927	$1,719,357
$—	$—	$1,216	$—	$1,262	$846	$18	$15	$1,980	$6,231

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$1,910,013	$1,380,909	$189,248	$135,224	$60,278	$52,523
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested in payment of distributions	23,904	14,604	10,128	755	76,938	49,948
Cost of shares reacquired	(2,063,455)	(1,995,519)	(87,542)	(25,198)	(185,181)	(145,559)
Net increase/(decrease) in net assets	$(129,538)	$(600,006)	$111,834	$110,781	$(47,965)	$(43,088)
Administrative Class
Net proceeds from sale of shares	$153,308	$95,322	$178,479	$21,457	$7,676	$6,232
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested in payment of distributions	209	—	3,633	293	5,206	4,325
Cost of shares reacquired	(103,020)	(56,212)	(19,540)	(10,363)	(8,757)	(21,970)
Net increase/(decrease) in net assets	$50,497	$39,110	$162,572	$11,387	$4,125	$(11,413)
Investor Class
Net proceeds from sale of shares	$213,364	$320,062	$61,215	$136,427	$6,053	$6,304
Net proceeds from redemption fees	—	—	—	—	—	—
Reinvested in payment of distributions	—	—	7,530	31	5,644	4,127
Cost of shares reacquired	(240,898)	(180,100)	(63,395)	(7,196)	(12,852)	(18,462)
Net increase/(decrease) in net assets	$(27,534)	$139,962	$5,350	$129,262	$(1,155)	$(8,031)
SHARES
Institutional Class
Shares sold	56,675	39,605	22,602	15,027	5,456	3,907
Shares issued in reinvestment of distributions	655	434	1,109	95	6,265	3,915
Shares reacquired	(62,634)	(57,531)	(10,979)	(2,954)	(16,607)	(10,706)
Net increase/(decrease) in shares outstanding	(5,304)	(17,492)	12,732	12,168	(4,886)	(2,884)
Beginning of period	223,963	241,455	26,749	14,581	43,407	46,291
End of period	218,659	223,963	39,481	26,749	38,521	43,407
Administrative Class
Shares sold	5,077	2,823	23,299	2,447	765	468
Shares issued in reinvestment of distributions	6	—	399	37	430	342
Shares reacquired	(3,194)	(1,617)	(2,588)	(1,212)	(803)	(1,685)
Net increase/(decrease) in shares outstanding	1,889	1,206	21,110	1,272	392	(875)
Beginning of period	7,607	6,401	7,405	6,133	2,700	3,575
End of period	9,496	7,607	28,515	7,405	3,092	2,700
Investor Class
Shares sold	6,432	9,367	7,187	15,139	543	472
Shares issued in reinvestment distributions	—	—	834	4	472	329
Shares reacquired	(7,843)	(5,198)	(7,928)	(819)	(1,195)	(1,387)
Net increase/(decrease) in shares outstanding	(1,411)	4,169	93	14,324	(180)	(586)
Beginning of period	21,590	17,421	15,226	902	2,923	3,509
End of period	20,179	21,590	15,319	15,226	2,743	2,923

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Harbor Small Company Growth Fund		Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor SMID Value Fund		Harbor Small Cap Value Fund
November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	May 1, 2007[a] through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007

$2,812	$8,514	$62,894	$63,491	$22,703	$64,487	$1,540	$1,351	$204,178	$259,818
—	—	—	—	—	—	—	—	—	—
762	—	98,215	11,144	3,392	949	41	—	64,978	34,558
(2,054)	(2,559)	(96,921)	(506,894)	(38,141)	(12,840)	(88)	(8)	(555,800)	(766,967)
$1,520	$5,955	$64,188	$(432,259)	$(12,046)	$52,596	$1,493	$1,343	$(286,644)	$(472,591)

$7,503	$1,703	$103,487	$684	$489	$539	$1	$1,000	$9,192	$18,887
—	—	—	—	—	—	—	—	—	—
133	—	3,693	202	17	11	28	—	2,928	1,338
(3,007)	(333)	(18,259)	(3,353)	(363)	(292)	—	—	(16,930)	(21,596)
$4,629	$1,370	$88,921	$(2,467)	$143	$258	$29	$1,000	$(4,810)	$(1,371)

$114,719	$330	$97,399	$60,589	$968	$2,684	$107	$1,039	$11,015	$13,833
—	—	—	—	—	—	—	—	—	—
84	—	17,986	6,620	221	211	28	—	4,140	2,630
(8,764)	(91)	(179,338)	(259,064)	(3,199)	(2,797)	(62)	(4)	(38,001)	(56,314)
$106,039	$239	$(63,953)	$(191,855)	$(2,010)	$98	$73	$1,035	$(22,846)	$(39,851)

347	792	6,900	3,253	2,088	4,684	256	136	11,278	12,004
77	—	10,558	573	290	71	5	—	3,337	1,608
(226)	(234)	(10,037)	(25,586)	(3,614)	(929)	(13)	(1)	(29,357)	(35,340)
198	558	7,421	(21,760)	(1,236)	3,826	248	135	(14,742)	(21,728)
1,300	742	10,000	31,760	5,834	2,008	135	—	69,049	90,777
1,498	1,300	17,421	10,000	4,598	5,834	383	135	54,307	69,049

819	149	13,313	35	47	38	—	100	495	873
14	—	400	11	1	1	4	—	151	63
(379)	(31)	(2,468)	(174)	(34)	(21)	—	—	(903)	(999)
454	118	11,245	(128)	14	18	4	100	(257)	(63)
218	100	317	445	32	14	100	—	2,644	2,707
672	218	11,562	317	46	32	104	100	2,387	2,644

14,271	30	10,807	3,148	89	192	16	104	608	647
9	—	1,942	341	19	16	4	—	215	124
(1,296)	(8)	(14,998)	(12,802)	(301)	(207)	(9)	(1)	(2,043)	(2,637)
12,984	22	(2,249)	(9,313)	(193)	1	11	103	(1,220)	(1,866)
138	116	5,921	15,234	442	441	103	—	4,751	6,617
13,122	138	3,672	5,921	249	442	114	103	3,531	4,751

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005	2004
Net asset value beginning of period	$38.95	$32.65	$31.02	$26.81	$25.21
Income from Investment Operations:
Net investment income	0.16 [a]	0.14 [a]	0.07 [a]	0.13 [a]	0.02 [a]
Net realized and unrealized gain/(losses) on investments	(14.05)	6.23	1.59	4.19	1.63
Total from investment operations	(13.89)	6.37	1.66	4.32	1.65
Less Distributions:
Dividends from net investment income	(0.12)	(0.07)	(0.03)	(0.11)	(0.05)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.12)	(0.07)	(0.03)	(0.11)	(0.05)
Net asset value end of period	24.94	38.95	32.65	31.02	26.81
Net assets end of period (000s)	$5,452,974	$8,723,355	$7,882,712	$7,187,988	$6,497,130
Ratios and Supplemental Data
Total return	(35.75)%[b]	19.55%[b]	5.35%[b]	16.14%[b]	6.54%[b]
Ratio of total expenses to average net assets (%)[2]	0.68	0.67	0.67	0.68	0.68
Ratio of net expenses to average net assets (%)	0.67 [a]	0.66 [a]	0.67 [a]	0.68 [a]	0.67 [a]
Ratio of net investment income to average net assets (%)	0.47 [a]	0.38 [a]	0.25 [a]	0.44 [a]	0.09 [a]
Portfolio turnover (%)	82	69	71	69	67

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005[f]	2004
Net asset value beginning of period	$10.16	$7.59	$7.31	$6.15	$5.96
Income from Investment Operations:
Net investment income/(loss)	—	0.03 [a]	—	(0.03)[a]	—
Net realized and unrealized gain/(losses) on investments	(4.06)	2.59	1.13	1.19	0.19
Total from investment operations	(4.06)	2.62	1.13	1.16	0.19
Less Distributions:
Dividends from net investment income	(0.01)	(0.02)	—	—	—
Distributions from net realized capital gains[1]	(0.46)	(0.03)	(0.85)	—	—
Total distributions	(0.47)	(0.05)	(0.85)	—	—
Net asset value end of period	5.63	10.16	7.59	7.31	6.15
Net assets end of period (000s)	$222,085	$271,736	$110,633	$53,447	$49,275
Ratios and Supplemental Data
Total return	(41.76)%[b]	34.71%[b]	16.30%[b]	18.86%[b]	3.19%[b]
Ratio of total expenses to average net assets (%)[2]	0.88	0.91	1.06	1.15	1.12
Ratio of net expenses to average net assets (%)	0.87 [a]	0.89 [a]	0.94 [a]	0.95 [a]	0.98 [a]
Ratio of net investment income/(loss) to average net assets (%)	0.05 [a]	0.36 [a]	(0.30)[a]	(0.48)[a]	(0.65)[a]
Portfolio turnover (%)	125	107	131	177	77
See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class						Investor Class
2008	2007		2006	2005	2004	2008	2007	2006	2005	2004
$38.73	$32.47		$30.90	$26.77	$25.21	$38.48	$32.31	$30.79	$26.65	$25.12

0.07 [a]	0.06	[a]	0.05 [a]	—	—	0.03 [a]	0.01 [a]	(0.02)[a]	0.05 [a]	(0.05)[a]
(13.97)	6.20		1.52	4.23	1.59	(13.88)	6.16	1.54	4.11	1.58
(13.90)	6.26		1.57	4.23	1.59	(13.85)	6.17	1.52	4.16	1.53

(0.03)	—		—	(0.10)	(0.03)	—	—	—	(0.02)	—
—	—		—	—	—	—	—	—	—	—
(0.03)	—		—	(0.10)	(0.03)	—	—	—	(0.02)	—
24.80	38.73		32.47	30.90	26.77	24.63	38.48	32.31	30.79	26.65
$235,457	$294,586		$207,852	$123,018	$11,775	$497,007	$830,840	$562,859	$304,676	$101,372

(35.92)%[b]	19.28%[b]		5.08%[b]	15.84%[b]	6.32%[b]	(35.99)%[b]	19.10%[b]	4.94%[b]	15.62%[b]	6.09%[b]
0.93	0.93		0.92	0.92	0.93	1.05	1.05	1.07	1.10	1.11
0.92 [a]	0.92	[a]	0.92 [a]	0.92 [a]	0.92 [a]	1.05 [a]	1.04 [a]	1.07 [a]	1.10 [a]	1.10 [a]
0.21 [a]	0.13	[a]	—	(0.13)[a]	(0.18)[a]	0.10 [a]	(0.01)[a]	(0.15)[a]	(0.10)[a]	(0.35)[a]
82	69		71	69	67	82	69	71	69	67

Administrative Class						Investor Class
2008	2007		2006	2005[f]	2004	2008	2007	2006	2005[f]	2004
$10.11	$7.57		$7.31	$6.15	$5.96	$10.04	$7.52	$7.28	$6.15	$5.96

(0.01)[a]	0.01	[a]	—	—	(0.04)[a]	(0.03)[a]	0.02 [a]	(0.01)[a]	(0.04)[a]	0.01 [a]
(4.05)	2.57		1.11	1.16	0.23	(4.01)	2.53	1.10	1.17	0.18
(4.06)	2.58		1.11	1.16	0.19	(4.04)	2.55	1.09	1.13	0.19

—	(0.01)		—	—	—	—	—	—	—	—
(0.46)	(0.03)		(0.85)	—	—	(0.46)	(0.03)	(0.85)	—	—
(0.46)	(0.04)		(0.85)	—	—	(0.46)	(0.03)	(0.85)	—	—
5.59	10.11		7.57	7.31	6.15	5.54	10.04	7.52	7.28	6.15
$159,450	$74,885		$46,402	$14	$1	$84,943	$152,935	$6,782	$1,737	$891

(41.94)%[b]	34.31%[b]		15.99%[b]	18.86%[b]	3.19%[b]	(42.04)%[b]	34.08%[b]	15.77%[a]	18.37%[b]	3.19%[b]
1.13	1.16		1.30	1.38	1.31	1.26	1.29	1.44	1.58	1.56
1.12 [a]	1.14	[a]	1.18 [a]	1.18 [a]	1.23 [a]	1.25 [a]	1.27 [a]	1.32 [a]	1.38 [a]	1.38 [a]
(0.21)[a]	0.14	[a]	(0.58)[a]	(0.67)[a]	(0.90)[a]	(0.31)[a]	(0.06)[a]	(0.69)[a]	(0.87)[a]	(1.06)[a]
125	107		131	177	77	125	107	131	177	77

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005	2004
Net asset value beginning of period	$14.95	$13.69	$13.00	$12.82	$12.05
Income from Investment Operations:
Net investment income/(loss)	(0.07)[a]	(0.07)[a]	—	(0.06)[a]	—
Net realized and unrealized gain/(losses) on investments	(4.95)	2.55	1.74	1.07	0.77
Total from investment operations	(5.02)	2.48	1.74	1.01	0.77
Less Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(1.93)	(1.22)	(1.05)	(0.83)	—
Total distributions	(1.93)	(1.22)	(1.05)	(0.83)	—
Net asset value end of period	8.00	14.95	13.69	13.00	12.82
Net assets end of period (000s)	$308,330	$648,885	$633,956	$635,132	$709,318
Ratios and Supplemental Data
Total return	(38.07)%[b]	19.56%[b]	14.17%[b]	7.83%[b]	6.39%[b]
Ratio of total expenses to average net assets (%)[2]	0.85	0.84	0.82	0.84	0.85
Ratio of net expenses to average net assets (%)	0.84 [a]	0.82 [a]	0.82 [a]	0.84 [a]	0.83 [a]
Ratio of net investment income/(loss) to average net assets (%)	(0.61)[a]	(0.52)[a]	(0.35)[a]	(0.40)[a]	(0.48)[a]
Portfolio turnover (%)	56	50	55	69	54

HARBOR SMALL COMPANY GROWTH FUND
	Institutional Class
Year Ended October 31	2008	2007	2006[g]
Net asset value beginning of period	$11.63	$10.18	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.04)[a]	(0.03)[a]	—
Net realized and unrealized gain/(losses) on investments	(5.68)	1.48	0.18
Total from investment operations	(5.72)	1.45	0.18
Less Distributions:
Dividends from net investment income	—	—	—
Distributions from net realized capital gains[1]	(0.62)	—	—
Total distributions	(0.62)	—	—
Net asset value end of period	5.29	11.63	10.18
Net assets end of period (000s)	$7,936	$15,110	$7,559
Ratios and Supplemental Data
Total return	(51.66)%[b]	14.24%[b]	1.80%[b,d]
Ratio of total expenses to average net assets (%)[2]	1.25	1.61	3.11	[c]
Ratio of net expenses to average net assets (%)	0.87 [a]	0.87 [a]	0.92	[a,c]
Ratio of net investment income/(loss) to average net assets (%)	(0.55)[a]	(0.29)[a]	(0.38)[a,c]
Portfolio turnover (%)	161	92	53	[d]

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class					Investor Class
2008	2007	2006	2005	2004	2008	2007	2006	2005	2004
$14.77	$13.57	$12.92	$12.78	$12.05	$14.62	$13.47	$12.85	$12.74	$12.02

(0.08)[a]	(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.02)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]	(0.09)[a]	0.02	[a]
(4.89)	2.56	1.73	1.04	0.75	(4.79)	2.53	1.69	1.03	0.70
(4.97)	2.42	1.70	0.97	0.73	(4.92)	2.37	1.67	0.94	0.72

—	—	—	—	—	—	—	—	—	—
(1.93)	(1.22)	(1.05)	(0.83)	—	(1.93)	(1.22)	(1.05)	(0.83)	—
(1.93)	(1.22)	(1.05)	(0.83)	—	(1.93)	(1.22)	(1.05)	(0.83)	—
7.87	14.77	13.57	12.92	12.78	7.77	14.62	13.47	12.85	12.74
$24,337	$39,877	$48,525	$40,916	$8,074	$21,321	$42,755	$47,263	$32,440	$26,527

(38.21)%[b]	19.35%[b]	13.93%[b]	7.52%[b]	6.06%[b]	(38.27)%[b]	19.11%[b]	13.77%[b]	7.31%[b]	5.90%[b]
1.10	1.08	1.07	1.09	1.09	1.22	1.21	1.22	1.27	1.27
1.09 [a]	1.07 [a]	1.07 [a]	1.09 [a]	1.08 [a]	1.21 [a]	1.20 [a]	1.22 [a]	1.27 [a]	1.25	[a]
(0.86)[a]	(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.73)[a]	(0.98)[a]	(0.90)[a]	(0.74)[a]	(0.83)[a]	(0.91)[a]
56	50	55	69	54	56	50	55	69	54

Administrative Class				Investor Class
2008	2007	2006[g]		2008	2007	2008[g]
$11.57	$10.16	$10.00		$11.55	$10.15	$10.00

(0.05)[a]	(0.03)[a]	(0.01)[a]		0.04 [a]	(0.09)[a]	(0.02)[a]
(5.65)	1.44	0.17		(5.74)	1.49	0.17
(5.70)	1.41	0.16		(5.70)	1.40	0.15

—	—	—		—	—	—
(0.62)	—	—		(0.62)	—	—
(0.62)	—	—		(0.62)	—	—
5.25	11.57	10.16		5.23	11.55	10.15
$3,528	$2,522	$1,016		$68,678	$1,594	$1,172

(51.76)%[b]	13.88%[b]	1.60%[b,d]		(51.85)%[b]	13.79%[b]	1.50%[b,d]
1.51	1.86	3.37	[c]	1.48	1.99	3.50	[c]
1.12 [a]	1.11 [a]	1.18	[a,c]	1.24 [a]	1.25 [a]	1.31	[a,c]
(0.81)[a]	(0.56)[a]	(0.58)[a,c]		(0.80)[a]	(0.68)[a]	(0.71)[a,c]
161	92	53	[d]	161	92	53	[d]

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2008	2007[h]	2006	2005	2004
Net asset value beginning of period	$21.20	$18.79	$16.63	$15.00	$13.52
Income from Investment Operations:
Net investment income	0.19 [a]	0.41 [a]	0.22 [a]	0.16 [a]	0.14	[a]
Net realized and unrealized gain/(losses) on investments	(3.94)	2.54	2.13	1.63	1.45
Total from investment operations	(3.75)	2.95	2.35	1.79	1.59
Less Distributions:
Dividends from net investment income	(0.19)	(0.26)	(0.19)	(0.16)	(0.11)
Distributions from net realized capital gains[1]	(10.66)	(0.28)	—	—	—
Total distributions	(10.85)	(0.54)	(0.19)	(0.16)	(0.11)
Net asset value end of period	6.60	21.20	18.79	16.63	15.00
Net assets end of period (000s)	$114,972	$211,985	$596,888	$546,624	$352,917
Ratios and Supplemental Data
Total return	(32.16)%[b]	15.93%[b]	14.23%[b]	11.90%[b]	11.79%[b]
Ratio of total expenses to average net assets (%)[2]	0.74	0.72	0.68	0.70	0.70
Ratio of net expenses to average net assets (%)	0.68 [a]	0.68 [a]	0.68 [a]	0.70 [a]	0.68	[a]
Ratio of net investment income to average net assets (%)	2.05 [a]	1.24 [a]	1.23 [a]	1.01 [a]	1.10	[a]
Portfolio turnover (%)	107	114	31	24	19

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005	2004[i]
Net asset value beginning of period	$13.43	$13.26	$11.90	$11.09	$10.06
Income from Investment Operations:
Net investment income	0.32 [a]	0.17 [a]	0.13 [a]	0.14 [a]	0.02	[a]
Net realized and unrealized gain/(losses) on investments	(5.52)	0.49	1.65	1.68	1.01
Total from investment operations	(5.20)	0.66	1.78	1.82	1.03
Less Distributions:
Dividends from net investment income	(0.19)	(0.12)	(0.13)	(0.05)	—
Distributions from net realized capital gains[1]	(0.47)	(0.37)	(0.29)	(0.96)	—
Total distributions	(0.66)	(0.49)	(0.42)	(1.01)	—
Net asset value end of period	7.57	13.43	13.26	11.90	11.09
Net assets end of period (000s)	$34,815	$78,346	$26,630	$15,744	$10,354
Ratios and Supplemental Data
Total return	(40.47)%[b]	4.97%[b]	15.43%[b]	16.92%[b]	10.36%[b]
Ratio of total expenses to average net assets (%)[2]	0.98	1.02	1.46	1.88	2.10
Ratio of net expenses to average net assets (%)	0.95 [a]	0.95 [a]	0.95 [a]	0.95 [a]	1.02	[a]
Ratio of net investment income to average net assets (%)	2.47 [a]	1.52 [a]	1.45 [a]	1.27 [a]	0.23	[a]
Portfolio turnover (%)	34	21	18	20	152

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class						Investor Class
2008	2007[h]	2006	2005	2004		2008	2007[h]	2006	2005	2004
$21.17	$18.77	$16.62	$14.99	$13.52		$21.10	$18.70	$16.58	$14.96	$13.49

0.24 [a]	0.20 [a]	0.16 [a]	0.14 [a]	0.08	[a]	0.17 [a]	0.19 [a]	0.14 [a]	0.07 [a]	0.10 [a]
(4.01)	2.69	2.14	1.61	1.50		(3.95)	2.67	2.12	1.64	1.43
(3.77)	2.89	2.30	1.75	1.58		(3.78)	2.86	2.26	1.71	1.53

(0.15)	(0.21)	(0.15)	(0.12)	(0.11)		(0.08)	(0.18)	(0.14)	(0.09)	(0.06)
(10.66)	(0.28)	—	—	—		(10.66)	(0.28)	—	—	—
(10.81)	(0.49)	(0.15)	(0.12)	(0.11)		(10.74)	(0.46)	(0.14)	(0.09)	(0.06)
6.59	21.17	18.77	16.62	14.99		6.58	21.10	18.70	16.58	14.96
$76,134	$6,706	$8,352	$5,577	$4,515		$24,156	$124,942	$284,948	$162,862	$16,452

(32.26)%[b]	15.62%[b]	13.93%[b]	11.66%[b]	11.69%[b]		(32.39)%[b]	15.49%[b]	13.73%[b]	11.54%[b]	11.34%[b]
1.00	0.98	0.93	0.95	0.95		1.11	1.09	1.08	1.10	1.13
0.93 [a]	0.93 [a]	0.93 [a]	0.95 [a]	0.92	[a]	1.05 [a]	1.06 [a]	1.08 [a]	1.10 [a]	1.10 [a]
1.65 [a]	1.04 [a]	0.95 [a]	0.77 [a]	0.86	[a]	1.88 [a]	0.90 [a]	0.82 [a]	0.70 [a]	0.68 [a]
107	114	31	24	19		107	114	31	24	19

Administrative Class						Investor Class
2008	2007	2006	2005	2004[i]		2008	2007	2006	2005	2004[i]
$13.38	$13.24	$11.90	$11.09	$10.06		$13.37	$13.22	$11.88	$11.09	$10.06

0.24 [a]	0.20 [a]	0.10 [a]	0.04 [a]	0.02	[a]	0.32 [a]	0.18 [a]	0.12 [a]	0.07 [a]	(0.01)[a]
(5.46)	0.42	1.66	1.76	1.01		(5.55)	0.43	1.62	1.71	1.04
(5.22)	0.62	1.76	1.80	1.03		(5.23)	0.61	1.74	1.78	1.03

(0.15)	(0.11)	(0.13)	(0.04)	—		(0.12)	(0.09)	(0.11)	(0.04)	—
(0.47)	(0.37)	(0.29)	(0.95)	—		(0.47)	(0.37)	(0.29)	(0.95)	—
(0.62)	(0.48)	(0.42)	(0.99)	—		(0.59)	(0.46)	(0.40)	(0.99)	—
7.54	13.38	13.24	11.90	11.09		7.55	13.37	13.22	11.88	11.09
$347	$434	$184	$81	$2		$1,880	$5,908	$5,832	$1,612	$268

(40.66)%[b]	4.68%[b]	15.17%[b]	16.88%[b]	10.36%[b]		(40.69)%[b]	4.60%[b]	15.00%[b]	16.65%[b]	10.24%[b]
1.25	1.27	1.69	2.11	—	[e]	1.35	1.41	1.83	2.31	2.92
1.20 [a]	1.19 [a]	1.18 [a]	1.18 [a]	—	[e]	1.32 [a]	1.33 [a]	1.32 [a]	1.38 [a]	1.39 [a]
2.27 [a]	1.29 [a]	1.22 [a]	0.96 [a]	—	[e]	2.10 [a]	1.17 [a]	1.06 [a]	0.88 [a]	(0.15)[a]
34	21	18	20	152		34	21	18	20	152

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMID VALUE FUND
	Institutional Class
Year Ended October 31	2008		2007[j]
Net asset value beginning of period	$8.88		$10.00
Income from Investment Operations:
Net investment income	0.06 [a]		0.06	[a]
Net realized and unrealized losses on investments	(4.03)		(1.18)
Total from investment operations	(3.97)		(1.12)
Less Distributions:
Dividends from net investment income	(0.09)		—
Distributions from net realized capital gains[1]	(0.21)		—
Total distributions	(0.30)		—
Net asset value end of period	4.61		8.88
Net assets end of period (000s)	$1,768		$1,196
Ratios and Supplemental Data
Total return	(46.07)%[b]		(11.20)%[b,d]
Ratio of total expenses to average net assets (%)[2]	3.95		3.61	[c]
Ratio of net expenses to average net assets (%)	0.95 [a]		0.95	[a,c]
Ratio of net investment income to average net assets (%)	1.13 [a]		1.19	[a]
Portfolio turnover (%)	57		22	[d]

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2008	2007	2006		2005		2004
Net asset value beginning of period	$22.52	$21.24	$19.50		$16.58		$13.88
Income from Investment Operations:
Net investment income/(loss)	0.10 [a]	0.11 [a]	0.03	[a]	0.01	[a]	—
Net realized and unrealized gain/(losses) on investments	(7.57)	1.68	2.04		3.00		2.70
Total from investment operations	(7.47)	1.79	2.07		3.01		2.70
Less Distributions:
Dividends from net investment income	(0.10)	(0.02)	(0.02)		—		—
Distributions from net realized capital gains[1]	(1.11)	(0.49)	(0.31)		(0.09)		—
Total distributions	(1.21)	(0.51)	(0.33)		(0.09)		—
Net asset value end of period	13.84	22.52	21.24		19.50		16.58
Net assets end of period (000s)	$751,873	$1,554,756	$1,928,482		$1,592,120		$449,467
Ratios and Supplemental Data
Total return	(34.74)%[b]	8.52%[b]	10.72%[b]		18.22%[b]		19.45%[b]
Ratio of total expenses to average net assets (%)[2]	0.85	0.84	0.83		0.83		0.85
Ratio of net expenses to average net assets (%)	0.84 [a]	0.83 [a]	0.83	[a]	0.83	[a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets (%)	0.40 [a]	0.44 [a]	0.19	[a]	0.13	[a]	(0.13)[a]
Portfolio turnover (%)	16	14	27		20		12

See page 74 for notes to the Domestic Equity Funds Financial Highlights.

The accompanying notes are an integral part of the financial statements.

Administrative Class			Investor Class
2008	2007[j]		2008	2007[j]
$8.87	$10.00		$8.86	$10.00

0.07 [a]	0.05	[a]	0.05 [a]	0.04	[a]
(4.05)	(1.18)		(4.04)	(1.18)
(3.98)	(1.13)		(3.99)	(1.14)

(0.07)	—		(0.06)	—
(0.21)	—		(0.21)	—
(0.28)	—		(0.27)	—
4.61	8.87		4.60	8.86
$478	$887		$525	$915

(46.11)%[b]	(11.30)%[b,d]		(46.22)%[b]	(11.40)%[b,d]
3.92	3.84	[c]	4.06	3.97	[c]
1.20 [a]	1.20	[a,c]	1.32 [a]	1.33	[a,c]
1.01 [a]	0.94	[a]	0.89 [a]	0.80	[a]
57	22	[d]	57	22	[d]

Administrative Class							Investor Class
2008	2007		2006	2005	2004		2008	2007	2006	2005	2004
$22.40	$21.17		$19.46	$16.57	$13.88		$22.18	$20.99	$19.33	$16.50	$13.87

0.03 [a]	0.04	[a]	(0.02)[a]	(0.01)[a]	0.02	[a]	(0.05)[a]	(0.03)[a]	(0.09)[a]	(0.01)[a]	—
(7.51)	1.68		2.04	2.99	2.67		(7.38)	1.71	2.06	2.93	2.63
(7.48)	1.72		2.02	2.98	2.69		(7.43)	1.68	1.97	2.92	2.63

(0.04)	—		—	—	—		—	—	—	—	—
(1.11)	(0.49)		(0.31)	(0.09)	—		(1.11)	(0.49)	(0.31)	(0.09)	—
(1.15)	(0.49)		(0.31)	(0.09)	—		(1.11)	(0.49)	(0.31)	(0.09)	—
13.77	22.40		21.17	19.46	16.57		13.64	22.18	20.99	19.33	16.50
$32,878	$59,224		$57,301	$36,787	$1,911		$48,176	$105,377	$138,916	$182,697	$23,987

(34.89)%[b]	8.21%[b]		10.48%[b]	18.05%[b]	19.38%[b]		(34.95)%[b]	8.08%[b]	10.28%[b]	17.76%[b]	18.96%[b]
1.10	1.09		1.08	1.08	0.94		1.22	1.22	1.23	1.26	1.26
1.09 [a]	1.08	[a]	1.08 [a]	1.08 [a]	0.93	[a]	1.22 [a]	1.21 [a]	1.23 [a]	1.26 [a]	1.25 [a]
0.16 [a]	0.18	[a]	(0.06)[a]	(0.08)[a]	(0.24)[a]		0.03 [a]	0.06 [a]	(0.22)[a]	(0.27)[a]	(0.53)[a]
16	14		27	20	12		16	14	27	20	12

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class during the period were too small to incur any income or expense.

f	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

g	For the period February 1, 2006 (inception) through October 31, 2006.

h	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

i	Effective September 30, 2004, Harbor Mid Cap Value Fund appointed LSV Asset Management as its Subadviser.

j	For the period May 1, 2007 (inception) through October 31, 2007.

The accompanying notes are an integral part of the financial statements.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—October 31, 2008

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 17 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund; (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. The pricing service determines valuations for institutional-size trading units of such debt securities using among other sources, market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

When reliable market quotations are not readily available or when market quotations or evaluated prices supplied by a pricing vendor are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trustees Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments underlying futures contracts it holds.

There were no futures contracts held as of October 31, 2008.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of October 31, 2008.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

There were no TBA/when-issued purchase commitments outstanding as of October 31, 2008.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

There were no TBA sale commitments outstanding as of October 31, 2008.

Short Sales

Each Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

There were no open short sales as of October 31, 2008.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisors. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

There were no open foreign forward currency contracts as of October 31, 2008.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

New Accounting Pronouncements

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds’ financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2008 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
GROWTH FUNDS
Harbor Capital Appreciation Fund	$—	$6,895,954	$—	$7,048,778
Harbor Mid Cap Growth Fund	—	916,558	—	615,199
Harbor Small Cap Growth Fund	—	304,895	—	437,687
Harbor Small Company Growth Fund	—	171,495	—	62,479
VALUE FUNDS
Harbor Large Cap Value Fund	$1,268	258,664	$1,978	287,503
Harbor Mid Cap Value Fund	—	20,782	—	34,500
Harbor SMID Value Fund	212	2,934	9	1,584
Harbor Small Cap Value Fund	—	208,679	—	644,511

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the respective Fund the next business day. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities on loan is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

There were no securities on loan at October 31, 2008.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2008. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%
Harbor Mid Cap Growth Fund	0.75
Harbor Small Cap Growth Fund	0.75
Harbor Small Company Growth Fund	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75
Harbor SMID Value Fund	0.75
Harbor Small Cap Value Fund	0.75

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Growth Fund limiting the total expenses to 0.87%, 1.12%, and 1.24% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Small Company Growth Fund’s contractual expense limitation is effective through February 28, 2009. Harbor Capital has entered into a contractual expense limitation agreement with Harbor SMID Value Fund limiting the total expenses to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor SMID Value Fund’s contractual expense limitation is effective through February 28, 2009.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor’ Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On October 31, 2008, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
GROWTH FUNDS
Harbor Capital Appreciation Fund	58,142
Harbor Mid Cap Growth Fund	110,204
Harbor Small Cap Growth Fund	65,841
Harbor Small Company Growth Fund	339,618
VALUE FUNDS
Harbor Large Cap Value Fund	138,672
Harbor Mid Cap Value Fund	34,789
Harbor SMID Value Fund	361,597
Harbor Small Cap Value Fund	31,649

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2008. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $145 for the year ended October 31, 2008.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the year ended October 31, 2008. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights include the following amounts reclassified for the year ended October 31, 2008:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(3,524)	$3,523	$1
Harbor Mid Cap Growth Fund	479	(3)	(476)
Harbor Small Cap Growth Fund	3,577	49	(3,626)
Harbor Small Company Growth Fund	270	—	(270)
VALUE FUNDS
Harbor Large Cap Value Fund	$(136)	$136	$—
Harbor Mid Cap Value Fund	(61)	61	—
Harbor SMID Value Fund	—	—	—
Harbor Small Cap Value Fund	(2,760)	(2,297)	5,057

The tax composition of distributions are as follows:

	As of October 31, 2007			As of October 31, 2008
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$16,960	$—	$16,960	$27,526	$—	$27,526
Harbor Mid Cap Growth Fund	330	771	1,101	13,448	11,070	24,518
Harbor Small Cap Growth Fund	—	63,842	63,842	—	93,123	93,123
Harbor Small Company Growth Fund	—	—	—	781	210	991
VALUE FUNDS
Harbor Large Cap Value Fund	$7,959	$13,030	$20,989	$17,943	$108,944	$126,887
Harbor Mid Cap Value Fund	404	835	1,239	1,955	1,890	3,845
Harbor SMID Value Fund	—	—	—	97	—	97
Harbor Small Cap Value Fund	1,733	47,314	49,047	6,387	81,081	87,468

Harbor Funds—Domestic Equity

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

As of October 31, 2008, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$32,733	$—	$(475,021)
Harbor Mid Cap Growth Fund	—	—	(145,803)
Harbor Small Cap Growth Fund	—	10,131	(77,012)
Harbor Small Company Growth Fund	—	—	(32,735)
VALUE FUNDS
Harbor Large Cap Value Fund	$1,205	$—	$(55,797)
Harbor Mid Cap Value Fund	1,262	—	(27,203)
Harbor SMID Value Fund	18	—	(1,715)
Harbor Small Cap Value Fund	1,981	1,980	(131,082)

At October 31, 2008, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2009	2010	2011	2012	2013	2014	2015	2016	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$—	$1,111,167	$393,182	$—	$—	$—	$—	$546,780	$2,051,129
Harbor Mid Cap Growth Fund	—	—	—	—	—	—	—	68,631	68,631
Harbor Small Cap Growth Fund*	—	6,285	—	—	—	—	—	—	6,285
Harbor Small Company Growth	—	—	—	—	—	—	—	16,075	16,075
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$—	$—	$—	$—	$—	$—	$8,712	$8,712
Harbor Mid Cap Value Fund	—	—	—	—	—	—	—	4,351	4,351
Harbor SMID Value Fund	—	—	—	—	—	—	—	507	507

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2008 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$6,742,588	$482,231	$(957,252)	$(475,021)
Harbor Mid Cap Growth Fund*	608,616	7,713	(153,518)	(145,805)
Harbor Small Cap Growth Fund*	430,410	35,580	(112,591)	(77,011)
Harbor Small Company Growth Fund*	110,275	1,117	(33,852)	(32,735)
VALUE FUNDS
Harbor Large Cap Value Fund*	$268,976	$1,810	$(57,596)	$(55,786)
Harbor Mid Cap Value Fund*	63,252	363	(27,517)	(27,154)
Harbor SMID Value Fund*	4,557	57	(1,770)	(1,713)
Harbor Small Cap Value Fund	948,654	135,418	(266,500)	(131,082)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

Harbor Funds—Domestic Equity

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund (collectively, the Harbor Funds) (the Trust), including the portfolios of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, (periods then ended for the Harbor SMID Value Fund), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Small Company Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor SMID Value Fund and Harbor Small Cap Value Fund at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (periods then ended for the Harbor SMID Value Fund), and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 15, 2008

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor Capital Appreciation Fund
Institutional Class
Actual	$1,000	$711.15	$2.88
Hypothetical (5% return)	1,000	1,021.68	3.40
Administrative Class
Actual	$1,000	$709.91	$3.96
Hypothetical (5% return)	1,000	1,020.40	4.67
Investor Class
Actual	$1,000	$709.80	$4.51
Hypothetical (5% return)	1,000	1,019.73	5.33
Harbor Mid Cap Growth Fund
Institutional Class
Actual	$1,000	$662.74	$3.63
Hypothetical (5% return)	1,000	1,020.65	4.42
Administrative Class
Actual	$1,000	$662.32	$4.68
Hypothetical (5% return)	1,000	1,019.36	5.69
Investor Class
Actual	$1,000	$661.10	$5.22
Hypothetical (5% return)	1,000	1,018.69	6.34

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor Small Cap Growth Fund
Institutional Class
Actual	$1,000	$683.18	$3.55
Hypothetical (5% return)	1,000	1,020.81	4.27
Administrative Class
Actual	$1,000	$682.57	$4.60
Hypothetical (5% return)	1,000	1,019.52	5.53
Investor Class
Actual	$1,000	$682.18	$5.11
Hypothetical (5% return)	1,000	1,018.90	6.14
Harbor Small Company Growth Fund
Institutional Class
Actual	$1,000	$616.55	$3.53
Hypothetical (5% return)	1,000	1,020.65	4.42
Administrative Class
Actual	$1,000	$615.47	$4.55
Hypothetical (5% return)	1,000	1,019.36	5.69
Investor Class
Actual	$1,000	$615.29	$5.03
Hypothetical (5% return)	1,000	1,018.75	6.29
Harbor Large Cap Value Fund
Institutional Class
Actual	$1,000	$715.96	$2.93
Hypothetical (5% return)	1,000	1,021.63	3.46
Administrative Class
Actual	$1,000	$715.13	$4.01
Hypothetical (5% return)	1,000	1,020.34	4.72
Investor Class
Actual	$1,000	$715.00	$4.53
Hypothetical (5% return)	1,000	1,019.73	5.33
Harbor Mid Cap Value Fund
Institutional Class
Actual	$1,000	$678.32	$4.01
Hypothetical (5% return)	1,000	1,020.24	4.82
Administrative Class
Actual	$1,000	$677.45	$5.06
Hypothetical (5% return)	1,000	1,018.95	6.09
Investor Class
Actual	$1,000	$677.74	$5.57
Hypothetical (5% return)	1,000	1,018.33	6.70
Harbor SMID Value Fund
Institutional Class
Actual	$1,000	$664.26	$3.98
Hypothetical (5% return)	1,000	1,020.24	4.82
Administrative Class
Actual	$1,000	$662.82	$5.01
Hypothetical (5% return)	1,000	1,018.95	6.09
Investor Class
Actual	$1,000	$662.82	$5.52
Hypothetical (5% return)	1,000	1,018.33	6.70

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor Small Cap Value Fund
Institutional Class
Actual	$1,000	$700.40	$3.59
Hypothetical (5% return)	1,000	1,020.81	4.27
Administrative Class
Actual	$1,000	$699.69	$4.66
Hypothetical (5% return)	1,000	1,019.52	5.53
Investor Class
Actual	$1,000	$699.49	$5.21
Hypothetical (5% return)	1,000	1,018.85	6.19
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Harbor Funds—Domestic Equity

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, and Harbor Small Cap Value Fund designates 100% and Harbor Large Cap Value Fund designates 46% and Harbor Mid Cap Value Fund designates 69% and Harbor SMID Value Fund designates 39% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Pursuant to Section 852 of the Internal Revenue Code, Harbor Mid Cap Growth designated $11,070, Harbor Small Cap Growth Fund designates $93,124, Harbor Large Cap Value Fund designates $108,944, Harbor Mid Cap Value Fund designates $1,890, Harbor Small Cap Value Fund designates $83,511, and Harbor Small Company Growth Fund designates $210 as capital gain dividends for its year ended October 31, 2008.

For the fiscal year ended October 31, 2008, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

The Form 1099-DIV a shareholder will receive in January, 2009 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2008.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS

At an in-person meeting of the Board of Trustees held May 18-19, 2008, the Board, including the Independent Trustees voting separately, unanimously approved a new subadvisory agreement for the Harbor Small Cap Growth Fund (the “Fund”). The new subadvisory agreement was considered and approved in connection with an anticipated transaction that would result in a change in control at Westfield Capital Management Company, L.P. (“Westfield”), the subadviser to the Fund. The change of control at Westfield could be deemed to constitute an “assignment” causing the automatic termination of the existing investment subadvisory agreement between Harbor Capital Advisors, Inc., the Fund’s investment adviser (“Harbor Capital” or the “Adviser”), the Trust and Westfield.

The Board of Trustees reviewed and discussed materials provided to them in advance of the May 18-19 meeting, including a description provided by Westfield of the terms of the transaction. This information indicated that Westfield’s proposed transaction with Boston Private Financial Holdings, Inc. (“Boston Private”) would restructure the equity ownership of Westfield, with members of Westfield’s management team receiving a significant ownership stake in the firm, and Westfield being reorganized as a limited partnership. The ownership of the recapitalized Westfield would be restructured into two classes of securities. One class of security would be held by an entity that is wholly-owned by Westfield’s management team. This first class of security would entitle Westfield’s management team to receive incentive compensation. The second class of security would be retained by Boston Private. This second class would entitle Boston Private to receive, after the incentive compensation is paid to Westfield’s management team, an amount of Westfield’s annual pre-tax profits. Westfield’s management would have the right to purchase Boston Private’s retained interest in part beginning in mid-2010 and in full beginning in 2014, at a discount to market value, as determined by reference to comparable publicly-traded companies.

Harbor Funds—Domestic Equity

ADDITIONAL INFORMATION—Continued

The information supplied by Westfield also indicated that the transaction would not result in any change in the Westfield investment committee or the primary members of the investment team. Representatives of Westfield also assured the Board of Trustees that there would be no changes in the investment personnel assigned to the Fund or in the investment process utilized by Westfield when managing the Fund.

In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or Westfield present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

The terms of the new subadvisory agreement for the Fund were identical to the terms of the Fund’s existing subadvisory agreement, except that (i) it had a different execution date, (ii) it reflected the fact that the recapitalized Westfield would be organized as a limited partnership instead of a limited liability company, (iii) it was governed by and construed in accordance with the laws of Illinois (instead of Ohio), (iv) it prohibited Westfield from consulting with any other subadviser to the Trust with respect to transactions by the Fund in securities or other assets, and (v) it reflected a change in the calculation of the advisory fee paid to Westfield, whereby such fee would be based on the Fund’s average daily net asset value instead of the average actual net asset value at the close of the last business day of each month within a quarter. The continuance of the existing subadvisory agreement for the Fund was last considered and unanimously approved by the Board, including the Independent Trustees voting separately, at an in-person meeting of the Board of Trustees held on February 10, 11 and 12, 2008. A discussion of the factors considered by the Board in approving that agreement at that meeting was included in the Trust’s Semi-Annual Report for Equity Funds dated April 30, 2008. Based on their review and discussion of the transactions resulting in a change of control at Westfield, and in light of the fact that the investment professionals and processes would remain unchanged and the minimal changes to the subadvisory agreement, the Board determined that their analysis of the various factors they considered in approving the subadvisory agreement at the in-person meeting on February 10, 11 and 12, 2008 would continue to apply after the change of control at Westfield.

Harbor Funds—Domestic Equity

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2008)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	17	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	17	None

John P. Gould (69) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	17	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (67) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	17	None
		INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	17	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (33) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutal funds)

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (49) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (36) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with Harbor Capital Advisors, Inc. and Harbor Funds Distributors, Inc.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act of 1940.

(This document must be preceded or accompanied by Prospectus.)

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

12/2008/331,000

FD.AR.EF

Annual Report

October 31, 2008

International & Strategic Markets

International and Global Funds

Harbor International Fund

Harbor International Growth Fund

Harbor Global Value Fund

Strategic Markets Fund

Harbor Commodity Real Return Strategy Fund

Harbor International & Strategic Market Funds

ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2008. The performance figures for each of the Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2008
	Institutional Class		Administrative Class		Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	-45.43%		-45.56%		-45.63%
Harbor International Growth Fund	-52.51		-52.65		-52.67
Harbor Global Value Fund	-52.76		-52.90		-52.97
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	-36.82	[a]	-36.83	[a]	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2008
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	-46.62%
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	-44.85
Morgan Stanley Capital International World (MSCI World); global equity	-41.85
Dow Jones AIG Commodity Total Return; commodities	-26.61

	HARBOR FUND EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2004	2005	2006	2007	2008
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.86%	0.87%	0.85%	0.81%	0.79%	1.12%
Administrative Class	1.11	1.12	1.10	1.06	1.04	1.23
Investor Class	1.29	1.30	1.24	1.19	1.16	1.23
Harbor International Growth Fund
Institutional Class	0.93%	1.00%	0.98%	0.88%	0.89%	1.17%
Administrative Class	1.19	1.24	1.23	1.12	1.14	1.23
Investor Class	1.39	1.39	1.37	1.25	1.26	1.25
Harbor Global Value Fund
Institutional Class	N/A	N/A	1.00%[b,c]	1.00%	1.00%	1.13%
Administrative Class	N/A	N/A	1.25 [b,c]	1.25	1.25	1.27
Investor Class	N/A	N/A	1.38 [b,c]	1.38	1.37	1.30
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund
Institutional Class	N/A	N/A	N/A	N/A	0.94%[a,b]	N/A
Administrative Class	N/A	N/A	N/A	N/A	1.19 [a,b]	N/A

1	Harbor Funds’ expense ratios reflect operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	For the period September 2, 2008 (inception) through October 31, 2008.
b	Annualized.
c	For the period August 7, 2006 (inception) through October 31, 2006.

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Fiscal 2008 will be remembered as the year the credit crisis that began over a year ago in subprime mortgages widened into a broad based financial crisis that adversely affected financial markets and economies worldwide. The U.S. government, and governments around the world, responded to the financial crisis with new programs designed to stabilize financial markets and restore confidence. The Federal Reserve lowered the federal funds rate to 1.00% by fiscal year end, a decline of 3.50% for the year. Despite the efforts to stabilize markets, economic growth slowed or contracted in countries around the world and financial markets gave investors few choices for positive returns.

The Dow Jones Wilshire 5000, a broad measure of the U.S. stock market, declined 36.43% for the fiscal year ended October 31, 2008. This was the most significant annual decline in U.S. equity markets in over 70 years. The decline was sharp, particularly as the fiscal year ended. Almost two-thirds of the domestic equity market’s decline occurred in the last two months of the fiscal year as severely reduced liquidity in the financial markets and fears of rapidly slowing global economic conditions caused deleveraging and a flight to quality around the world.

Stock markets outside the U.S. were down even more significantly than U.S. equity markets. The MSCI EAFE Index of stocks in developed international markets was down 46.62% in U.S. dollars. Weakness in the U.S. dollar contributed about 5.3% to the decline.

Fiscal 2008 marked the first year of declines in equities following five consecutive years of generally strong returns around the world. Late in the fiscal year, equity markets experienced great volatility. On some days markets were up by several percentage points only to be followed by declines of similar magnitude a few days later.

Within the credit markets, investors sought safety in U.S. Treasury securities, especially shorter maturities, causing Treasury prices to rise and yields to fall. The yield of the 10-Year Treasury Note was 3.97% on October 31, 2008, down from 4.48% at the 2007 fiscal year end. With the flight to quality, yield spreads widened appreciably driving prices down for almost all other fixed income segments. The high-yield bond market was down by more than 25%. The broad taxable bond market was up less than 1%. Money market yields declined during the fiscal year as short term rates moved lower, although money market funds were among the few investments that delivered positive returns throughout the year.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2008
		Annualized
International Equities	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (foreign stocks)	-46.62%	3.60%	1.67%	8.69%
MSCI World (global stocks)	-41.85	1.73	0.77	9.24
Commodities
Dow Jones-AIG Commodity Index	-26.61	4.02	7.70	N/A
Domestic Equities
Dow Jones Wilshire 5000 (entire U.S. stock market)	-36.43	0.81	1.27	11.36
S&P 500 (large cap stocks)	-36.10	0.26	0.40	11.39
Russell Midcap® (mid cap stocks)	-40.67	1.76	4.94	N/A
Russell 2000® (small cap stocks)	-34.16	1.57	4.90	N/A
Russell 3000® Growth	-37.04	-1.19	-1.82	N/A
Russell 3000® Value	-36.32	1.98	3.11	N/A
Fixed Income
Merrill Lynch High-Yield Master II (high yield bonds)	-26.52	0.20	2.70	N/A
Barclays Capital Aggregate (domestic bonds)	0.30	3.48	5.00	8.40
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.72	3.27	3.52	6.43

3

Harbor International Equity and Commodity Funds

Like the broad international and global stock market indices, all Harbor international and global funds were down significantly. The Harbor International Fund (Institutional Class) outperformed its MSCI EAFE Index benchmark by 119 basis points (1.19%). Harbor International also continued to deliver long term outperformance, beating its benchmark for the last five years and ten years. The Harbor International Growth Fund and Harbor Global Value Fund both trailed their respective indices for the fiscal year The Harbor Commodity Real Return Strategy Fund also trailed its benchmark in its first two months since inception.

Regardless of whether your portfolio outperformed or underperformed in the last year, we would encourage all investors to evaluate their investments over the long term. Comments by the portfolio managers of each international and global equity fund and the commodity fund can be found beginning on page 6.

New Fund Offers Commodity-Linked Investments

The Harbor Commodity Real Return Strategy Fund was introduced September 2, 2008. The Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income securities. As illustrated by the substantial swings in the prices of oil and other commodities in recent months, investors in commodity-linked instruments must be prepared for considerable market volatility. As such, the Fund should not be considered a core investment although it may be suitable for investors seeking to broaden portfolio diversification to help protect their long-term purchasing power against inflation. The Fund is managed by Mihir Worah, an executive vice president of Pacific Investment Management Company LLC (PIMCO), the same subadviser that manages the Harbor Bond Fund and the Harbor Real Return Fund.

Risk Tolerance and Diversification

Many investors are reconsidering their risk tolerances, asset allocations and diversification following the swift and significant declines in the financial markets late in the fiscal year. We would encourage all investors to do the same. Longer term history suggests that equity markets have had about one negative year for every two or three positive years. History also suggests that equities occasionally will have a year of significant decline such as that experienced in fiscal 2008. Past performance is not a guarantee of future results yet it helps put in perspective what all investors experienced in fiscal 2008.

While no investor ever wants to see a decline in the value of his or her portfolio, any investment involves an element of risk and sometimes returns will be negative, particularly in the shorter term. Investors should reconsider their risk tolerances as they reevaluate their portfolios.

Investors may also question the value of diversification following a year like fiscal 2008, when many financial markets seemed to move in the same direction at the same time. While almost all financial assets lost value in fiscal 2008, a well diversified portfolio with equities, fixed income and cash still outperformed portfolios with greater concentrations of equities.

No one can predict with certainty when the financial markets will recover. Faced with such uncertainty, experienced investors know that staying with their investment discipline generally enhances the opportunities for success over the long-term. We encourage all investors to stick with their risk tolerance.

Thank you for your investment in Harbor Funds.

December 15, 2008

David G. Van Hooser

Chairman

4

Harbor International Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Northern Cross Investments Limited

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

PORTFOLIO MANAGER

Hakan Castegren

Since 1987

Northern Cross has subadvised the Fund

since its inception in 1987.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

Hakan Castegren

Management’s Discussion of Fund Performance

MARKET REVIEW

Stock markets around the world posted steep declines for the 12 months ended October 31, 2008. Stocks were down sharply across all geographic regions, economic sectors, market capitalization ranges, and investment styles. The core problem stemmed from the freezing up of the financial system, as there was a run on U.S. investment banks that had supplied much of the world’s leveraged liquidity. The result was a total collapse of investment banking as a separate industry in the U.S. This, in turn, led to growing realization that the credit crisis was beginning to have a substantial impact on the broader economy.

The MSCI EAFE Index of stocks in developed overseas markets declined -46.62% (all returns cited are in U.S. dollar terms). This included a drop of -20.71% in October alone. By comparison, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, was down -36.43%. For U.S.-based investors, the performance of foreign stocks also was hindered by a strengthening U.S. dollar, which further reduced EAFE Index returns by about five percentage points.

The decline was widespread as every economic sector in the EAFE Index posted substantial declines. The four largest sectors in the index—materials, industrials, financial services, and information technology—were all down by more than -50%. Health care (-20%), was the best-performing sector. All country components within the index posted negative returns of more than 30%. The three largest country components, representing about 54% of the index, were the United Kingdom (-48%), Japan (-37%), and France (-46%).

PERFORMANCE

The overall performance of the Harbor International Fund closely tracked that of the MSCI EAFE index. The Fund was down -45.43% (Institutional Class), -45.56% (Administrative Class), and -45.63% (Investor Class) for the fiscal year, compared with the EAFE benchmark’s decline of -46.62%. The Fund continued to outperform the benchmark for the latest five-year and 10-year periods.

Three sectors—financials, industrials, and materials—accounted for about two-thirds of the portfolio’s negative return. As the largest sector weight, making up about 28% of the portfolio, financial stocks were the biggest detractor from Fund performance. Financials were down -53% versus a decline of -57% for those in the index. Financial names such as Germany’s Commerzbank AG (-74%) and Japan’s Nomura Holdings Inc. (-47%) were among the biggest detractors from Fund performance. Industrials, with a portfolio weight of about 14%, were off -53%, the same as the industrials sector in the index. ABB Ltd., an industrials sector holding based in Switzerland, was down -57% and was the largest single detractor from Fund performance. Investments in the materials sector, representing about 13% of the portfolio were down -56% versus -55% for those in the index. Major detractors in the materials sector included BHP Billiton, based in Australia (-54%), and Companhia Vale do Rio Doce Cl. A, based in Brazil, (-61%).

Stock selection in the financial, health care, and consumer staples sectors made positive contributions to Fund performance relative to the benchmark. This was offset in part by

5

Harbor International Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Petroleo Brasileiro SA	2.9%
Novo Nordisk A/S Series B	2.6
Abb Ltd.	2.6
Japan Tobacco Inc.	2.6
Nestle SA—Registered	2.4
Linde AG	2.1
Banco Bradesco SA	2.1
Diageo plc	1.9
Telefonica SA	1.8
British American Tobacco plc	1.8

below-benchmark positions in health care and utilities, areas that posted negative returns but were nonetheless the best-performing sectors in the index.

From a country-level perspective, stock selection and underweighted positions in the United Kingdom and Italy contributed to Fund performance relative to the benchmark. Investments in Brazil, which is not a constituent of the EAFE Index, were down -55%, thereby detracting from relative performance. The Fund also had a slightly overweighted position in France, where its investments were down -49% versus a decline of -46% for the index.

In the closing months of the fiscal year, the Fund eliminated certain positions deemed to be no longer of core value to the portfolio. These steps resulted in capital losses that should offset substantial capital gains taken when reducing the portfolio’s allocation to China stocks earlier in the fiscal year.

OUTLOOK AND STRATEGY

Compared with the EAFE index, the largest overweighted positions in the portfolio as of October 31, 2008 were in consumer staples, energy, financials, and materials sectors. The most significant underweights were in the utilities, consumer discretionary and health care sectors. Relative to the benchmark, the largest country-level country overweights were in Brazil, France, and China, while the most significantly underweighted positions were in Japan, the UK, and Germany. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

The world economic system is bracing for a slowdown in China as well as a recession in the Western economies. The portfolio is invested in companies that we believe have the potential for strong cash generation and should be positioned to benefit from a resumption of growth in China and from the markets looking through the Western recession.

This report contains the current opinions of Northern Cross Investments Limited at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor International Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	011

Cusip	411511306

Ticker	HAINX

Inception Date	12-29-1987

Net Expense Ratio	0.79%

Total Net Assets (000s)	$15,901,353

ADMINISTRATIVE CLASS

Fund #	211

Cusip	411511652

Ticker	HRINX

Inception Date	11-01-2002

Net Expense Ratio	1.04%

Total Net Assets (000s)	$539,533

INVESTOR CLASS

Fund #	411

Cusip	411511645

Ticker	HIINX

Inception Date	11-01-2002

Net Expense Ratio	1.16%

Total Net Assets (000s)	$1,987,170

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	91	1,020	*

Number of Countries	21	24	**

Weighted Average Market Cap (MM)	$39,407	$43,320	**

Price/Earning Ratio (P/E)	10.0x	11.2x	**

Price/Book Ratio (P/B)	1.7x	1.6x	**

Beta vs. MSCI EAFE Index	1.08	1.00	***

Portfolio Turnover Rate— (Year Ended 10-31-2008)	17%	N/A

*	Vestek.

**	Fact Set.

***	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

REGION BREAKDOWN

7

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor International Fund
Institutional Class	-45.43%	7.69%	6.79%	12-29-1987	$96,459
Comparative Index
MSCI EAFE	-46.62	3.60	1.67	—	$58,992

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor International Fund
Administrative Class	-45.56%	7.43%	11.38%	11-01-2002	$19,094
Investor Class	-45.63	7.26	11.20	11-01-2002	$18,911
Comparative Index
MSCI EAFE	-46.62	3.60	7.18	—	$15,158

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Net) and 0.82% (Gross) (Institutional Class); 1.06% (Net) and 1.07% (Gross) (Administrative Class); and 1.19% (Net) and 1.20% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.5%)

COMMON STOCKS—86.6%

Shares		Value (000s)

AIRLINES—1.4%
127,618,000	Cathay Pacific Airways Ltd. (HK)	$155,733
4,996,737	Deutsche Lufthansa AG—Registered (GER)	69,205
3,413,590	Singapore Airlines Ltd. (SGP)	26,153

		251,091

AUTO COMPONENTS—0.9%
3,284,534	Michelin (CGDE) Cl. B (FR)	169,058

BEVERAGES—3.1%
23,269,396	Diageo plc (UK)	355,103
3,282,000	Pernod Ricard SA (FR)	213,719

		568,822

BUILDING PRODUCTS—2.0%
10,578,608	Assa Abloy Ab Series B (SW)	118,106
6,671,319	Compagnie de Saint-Gobain (FR)	257,425

		375,531

CAPITAL MARKETS—2.4%
26,752,900	Nomura Holdings Inc. (JP)	253,466
10,680,751	UBS AG (SWS)	181,223

		434,689

CHEMICALS—3.2%
4,751,472	Linde AG (GER)	393,146
1,013,000	Syngenta AG—Registered (SWS)	189,363

		582,509

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—12.3%
27,535,118	Banco Santander Central Hispano SA—Registered (SP)	$297,796
4,253,000	BNP Paribas (FR)	307,072
19,451,268	Commerzbank AG (GER)	207,025
26,228,000	DBS Group Holdings Ltd. (SGP)	200,211
5,689,134	Erste Bank der oesterreichischen Sparkassen AG (AUT)	151,672
75,641,763	Lloyds TSB Group plc (UK)	244,482
46,030,400	Malayan Banking Berhad (MAL)	70,129
3,210,000	Societe Generale (FR)	174,961
13,082,440	Standard Chartered plc (UK)	216,214
48,142,000	Sumitomo Trust and Banking Co. Ltd. (JP)	222,949
19,178,127	United Overseas Bank Ltd. (SGP)	173,385

		2,265,896

CONSTRUCTION MATERIALS—1.4%
4,550,034	Holcim Ltd.—Registered (SWS)	258,438

CONSUMER FINANCE—1.0%
1,786,250	Orix Corp. (JP)	183,525

DIVERSIFIED FINANCIAL SERVICES—1.9%
9,466,158	ING Groep NV (NET)	88,796
17,339,905	Investor Ab Cl. B (SW)	261,510
701,532	Reinet Investments SCA (LUX)*	7,225

		357,531

DIVERSIFIED TELECOMMUNICATION SERVICES—3.4%
11,426,000	France Telecom SA (FR)	288,113
17,989,500	Telefonica SA (SP)	333,074

		621,187

ELECTRICAL EQUIPMENT—3.5%
35,915,918	Abb Ltd. (SWS)	471,256
2,994,117	Schneider Electric SA (FR)	179,460

		650,716

FOOD & STAPLES RETAILING—1.6%
32,949,932	Cadbury plc (UK)	302,554

FOOD PRODUCTS—2.4%
11,361,100	Nestle SA—Registered (SWS)	441,799

HOTELS, RESTAURANTS & LEISURE—2.4%
5,200,690	Accor SA (FR)	202,334
132,000,000	Genting Berhad (MAL)	170,294
111,000,000	Resorts World Berhad (MAL)	78,374

		451,002

INDUSTRIAL CONGLOMERATES—1.7%
50,857,000	Keppel Corp. (SGP)	158,556
83,789,047	Sime Darby Berhad. (MAL)	147,984

		306,540

INSURANCE—3.0%
2,074,548	Allianz AG—Registered (GER)	152,251
14,358,572	AXA SA (FR)	274,307
50,679,000	China Life Insurance Co. Ltd. (CHN)	135,434

		561,992

MACHINERY—3.4%
7,440,000	Alfa Laval Ab (SW)	53,709
31,959,131	Atlas Copco Ab (SW)	268,048
4,622,700	Fanuc Ltd. (JP)	308,004

		629,761

MARINE—0.8%
26,315	A.P. Moller Maersk A/S Series B (DEN)	151,443

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA—0.8%
8,023,802	JC Decaux SA (FR)	$139,433

METALS & MINING—4.8%
4,047,197	Anglo American plc (UK)	101,549
8,825,108	Anglo American plc ADR (UK)[1]	110,755
2,972,509	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	54,248
18,391,505	BHP Billiton (AUS)	312,298
35,087,000	Norsk Hydro ASA (NOR)	146,604
3,212,873	Rio Tinto plc—Registered (UK)	150,080

		875,534

OFFICE ELECTRONICS—1.5%
7,654,100	Canon Inc. (JP)	267,829

OIL, GAS & CONSUMABLE FUELS—9.5%
20,065,829	BG Group plc (UK)	295,047
33,715,214	BP plc (UK)	274,829
3,823,000	Cameco Corp. ADR (CAN)[1]	62,009
340,486,000	China Petroleum & Chemical Corp. (CHN)	223,586
10,324,607	Eni SpA (IT)	246,429
1,287,497	Royal Dutch Shell plc Cl. A (UK)	35,374
1,818,147	Royal Dutch Shell plc Cl. A (NET)	50,393
2,377,600	Royal Dutch Shell plc Cl. A ADR (NET)[1]	132,694
6,608,629	Statoil Hydro ASA (NOR)	132,923
5,431,604	Total SA (FR)	298,811

		1,752,095

PAPER & FOREST PRODUCTS—0.4%
5,390,250	Aracruz Celulose SA ADR (BR)[1]	71,690

PERSONAL PRODUCTS—2.8%
2,491,769	L’Oreal SA (FR)	188,687
15,787,000	Shiseido Co. Ltd. (JP)	324,821

		513,508

PHARMACEUTICALS—5.3%
3,938,503	Novartis AG—Registered (SWS)	199,911
8,968,834	Novo Nordisk A/S Series B (DEN)	480,758
1,929,410	Roche Holding Ltd. (SWS)	295,058

		975,727

REAL ESTATE INVESTMENT TRUSTS—0.6%
798,000	Unibail-Rodamco Company (FR)	119,689

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.7%
31,431,000	Cheung Kong Holdings Ltd. (HK)	301,785
11,100,000	Genting International plc (SGP)*	2,737

		304,522

TEXTILES, APPAREL & LUXURY GOODS—0.6%
10,835,055	Nova America SA (BR)*	—	[a]
5,124,883	Compagnie Financiere Richemont SA (SWS)	107,739

		107,339

TOBACCO—5.3%
12,008,864	British American Tobacco plc (UK)	329,395
6,834,873	Imperial Tobacco Group plc (UK)	183,185
132,657	Japan Tobacco Inc. (JP)	470,624

		983,204

COMMON STOCKS—Continued

Shares		Value (000s)

WIRELESS TELECOMMUNICATION SERVICES—1.5%
30,992,500	China Mobile (Hong Kong) Ltd. (HK)	$272,837
45,069	China Mobile Ltd. ADR (HK)[1]	1,978

		274,815

TOTAL COMMON STOCKS (Cost $19,004,781)		15,949,869

PREFERRED STOCKS—7.9%
COMMERCIAL BANKS—3.5%
33,254,902	Banco Bradesco SA (BR)	385,121
24,890,250	Banco Itau Holding Financeira SA ADR (BR)[1]	275,286

		660,407

METALS & MINING—1.2%
19,326,000	Companhia Vale do Rio Doce Cl. A (BR)	226,578

OIL, GAS & CONSUMABLE FUELS—2.9%
49,322,200	Petroleo Brasileiro SA (BR)	530,672

PAPER & FOREST PRODUCTS—0.3%
7,636,700	Companhia Suzano de Papel e Celulose (BR)	46,529

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[a]

TOTAL PREFERRED STOCKS (Cost $975,905)		1,464,186

SHORT-TERM INVESTMENTS—7.1%
Principal Amount (000s)
COMMERCIAL PAPER—4.7%
	Chevron Corp.
$50,000	0.700%—11/06/2008	50,000
90,000	0.800%—11/07/2008-11/10/2008	90,000
100,000	1.150%—11/04/2008	100,000

		240,000

	General Electric Co.
637,037	1.000%—11/04/2008-11/05/2008	637,037

		877,037

REPURCHASE AGREEMENTS—2.4%
437,861	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.010% collateralized by U.S. Treasury Bills (market value $446,620)	437,861

TOTAL SHORT-TERM INVESTMENTS (Cost $1,314,898)		1,314,898

TOTAL INVESTMENTS—101.6% (Cost $21,295,584)		18,728,953

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.6)%		(300,897)

TOTAL NET ASSETS—100.0%		$18,428,056

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

a	Fair valued by Harbor Funds’ Valuation Committee.

The accompanying notes are an integral part of the financial statements.

10

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

International equities posted dismal results for the 12 months ended October 31, 2008, underperforming their U.S. equity counterparts by a significant margin. There was seemingly no place to hide. Sharp declines were experienced across market capitalizations and geographic regions as concerns regarding a slowing global growth outlook and credit crisis mounted. The negative returns experienced in broad-based foreign equity markets were a stark reversal from the strong returns experienced in the 12 months ended October 31, 2007.

The MSCI EAFE Growth Index posted a return of -44.85%. Performance weakness was widespread. All 10 economic sectors in the MSCI EAFE Growth Index had negative returns, the weakest being financials (-55%), materials (-54%), and industrials (-53%). Health care was the best-performing sector with a return of -21%. All returns cited are in U.S. dollar terms.

The largest country-level constituents within the index had unfavorable results. The United Kingdom and Japan, which together comprised approximately 42% of the index, posted returns of -46% and -42%, respectively. Emerging markets tumbled as falling commodity and natural resource prices took their toll. The MSCI Emerging Markets Index plummeted more than -56%.

There was tremendous volatility in currency movements versus the U.S. dollar. Overall, U.S.-based investors in international equities did not get the benefit of a significant currency “lift,” as the dollar strengthened compared to certain currencies, including the euro and the pound.

PERFORMANCE

The Harbor International Growth Fund underperformed its benchmark index for the fiscal year ended October 31, 2008. The Fund returned -52.51% (Institutional Class), -52.65% (Administrative Class), and -52.67% (Investor Class), compared with the -44.85% return of the MSCI EAFE Growth Index.

Several primary factors led to the Fund’s underperformance. Results were hampered by both stock selection and positioning in the consumer discretionary sector. Though the Fund reduced its exposure later in the fiscal year, on average it had more exposure to the consumer discretionary sector than the benchmark index. This hurt performance as consumer-related equities were seemingly beset by worries regarding the potential impact of a global economic slowdown. A number of the Fund’s holdings in the sector posted sharp price declines, including hotel/casino operator Las Vegas Sands Corp. (-89%), France-headquartered hotel operator Accor S.A. (-57%), German automobile components company Continental AG (-26% prior to being sold from the portfolio), and Hong Kong-headquartered apparel company Esprit Holdings, Ltd. (-65%).

Industrials-related positions in the portfolio posted an aggregate loss of -64%. Denmark-headquartered manufacturer of wind turbines, Vestas Wind Systems A/S dropped -60%. Swiss power and automation technology company ABB Ltd., French power company Alstom S.A., and Spanish wind turbine company Gamesa Corporacion Tecnologica SA also posted sharp declines.

11

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Nintendo Co. Ltd.	3.6%
Teva Pharmaceutical Industries Ltd. ADR	3.5
Credit Suisse Group	3.5
Rogers Communications Inc.	3.4
Taiwan Semiconductor Manufacturing Co Ltd. ADR	3.3
Tesco plc	3.1
CSL Ltd.	2.8
Vestas Wind Systems A/S	2.7
Nestle SA—Registered	2.6
BG Group plc	2.6

Stock selection and positioning in the financials sector also hampered performance. As mentioned, financials comprised the weakest-performing sector of the benchmark index. The Fund’s overweighted allocation, therefore, had a negative effect on relative performance. Several financials holdings materially detracted from results, including India-based ICICI Bank Ltd., Japan-headquartered Mizuho Financial Group, Inc., and Switzerland-based Julius Baer Holding AG.

There were several bright spots that resulted from stock selection. The Fund was able to achieve better returns in the health care sector than the benchmark index. Certain individual positions also posted strong returns relative to the benchmark, such as information technology holding Samsung Electronics Co. Ltd. (prior to being sold) and diversified financials company UBS AG.

The Fund had a cash and cash equivalents position of approximately 8%, on average. In the latter weeks of the fiscal year, cash was further elevated, representing approximately 17% of the portfolio’s net assets as of October 31, 2008. Given the volatility and overall decline in international equity prices, the Fund’s cash weighting had a positive impact on performance as compared to the fully-invested MSCI EAFE Growth Index. Relative to the index, the Fund further benefited in general from U.S. dollar strengthening through its dollar-based holdings (including cash equivalents) and its tendency to be underweighted in countries whose currencies depreciated substantially versus the dollar, including the euro and the pound.

OUTLOOK AND STRATEGY

As of October 31, 2008, the Fund’s primary economic sector allocations included financials, health care, industrials, consumer staples, and information technology. In terms of country allocations, the Fund’s most significant weightings were Switzerland, the United Kingdom, Japan, and France. During the fiscal year, the Fund held several positions domiciled in emerging markets, including Brazil, Taiwan, Israel, India, Mexico, and China. As mentioned in previous shareholder reports, sector-level and country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

At the end of the fiscal year, the Fund emphasized companies that we believe have the ability to grow in a decelerating global economy. Valuation support (such as visibility and durability of earnings, free cash flow generation, and unique/innovative products and services) is a significant factor in our stock selection process.

The Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities or to address issues affecting particular holdings.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor International Growth Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	017

Cusip	411511801

Ticker	HAIGX

Inception Date	11-01-1993

Net Expense Ratio	0.89%

Total Net Assets (000s)	$814,515

ADMINISTRATIVE CLASS

Fund #	217

Cusip	411511637

Ticker	HRIGX

Inception Date	11-01-2002

Net Expense Ratio	1.14%

Total Net Assets (000s)	$1,122

INVESTOR CLASS

Fund #	417

Cusip	411511629

Ticker	HIIGX

Inception Date	11-01-2002

Net Expense Ratio	1.26%

Total Net Assets (000s)	$34,373

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	51	593	*

Number of Countries	19	23	**

Weighted Average Market Cap (MM)	$36,424	$40,803	**

Price/Earning Ratio (P/E)	11.3x	12.8x	**

Price/Book Ratio (P/B)	2.0x	2.3x	**

Beta vs. MSCI EAFE Growth Index	1.16	1.00	***

Portfolio Turnover Rate— (Year Ended 10-31-2008)	118%	N/A

*	Vestek.

**	Fact Set.

***	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

REGION BREAKDOWN

13

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor International Growth Fund
Institutional Class	-52.51%	1.44%	-5.21%	11-01-1993	$29,285
Comparative Index
MSCI EAFE Growth	-44.85	3.35	-0.24	—	$48,815

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor International Growth Fund
Administrative Class	-52.65%	1.21%	3.84%	11-01-2002	$12,538
Investor Class	-52.67	1.09	3.73	11-01-2002	$12,458
Comparative Index
MSCI EAFE Growth	-44.85	3.35	6.15	—	$14,308

As stated in the Fund’s current prospectus, the expense ratio were 0.88% (Net) and 0.89% (Gross) (Institutional Class); 1.12% (Net) and 1.13% (Gross) (Administrative Class); and 1.25% (Net) and 1.26% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

14

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 17.2%)

COMMON STOCKS—82.8%

Shares		Value (000s)

AIRLINES—0.2%
266,000	Singapore Airlines Ltd. (SGP)	$2,038

AUTOMOBILES—1.1%
173,996	Bayerische Motoren Werke AG (GER)	4,412
206,800	Honda Motor Co Ltd. (JP)	5,142

		9,554

BEVERAGES—2.2%
543,808	Heineken NV (NET)	18,344

BIOTECHNOLOGY—5.4%
219,763	Actelion Ltd.—Registered (SWS)*	11,610
993,720	CSL Ltd. (AUS)	24,167
118,493	Genentech Inc. (US)*	9,828

		45,605

BUILDING PRODUCTS—1.0%
364,577	Daikin Industries Ltd. (JP)	8,200

CAPITAL MARKETS—4.6%
2,033,000	Daiwa Securities Group Inc. (JP)	11,494
356,527	Julius Baer Holding Ltd. (SWS)	13,944
785,920	UBS AG (SWS)	13,335

		38,773

CHEMICALS—5.0%
253,996	Linde AG (GER)	21,016
261,940	Lonza Group Ltd.—Registered (SWS)	21,739

		42,755

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—12.5%
370,910	Banco Bilbao Vizcaya Argentaria SA (SP)	$4,305
237,634	BNP Paribas (FR)	17,157
789,446	Credit Suisse Group (SWS)	29,520
1,368,084	HSBC Holdings plc (UK)	16,204
717,000	ICICI Bank Ltd. ADR (IND)[1]	12,254
3,950	Mizuho Financial Group Inc. (JP)	9,645
258,589	Unibanco Holdings SA GDR (BR)[2]	16,312

		105,397

COMMUNICATIONS EQUIPMENT—0.9%
483,054	Nokia OYJ (FIN)	7,400

CONSTRUCTION MATERIALS—1.4%
1,611,955	Cemex SAB de CV ADR (MEX)[1]	12,186

ELECTRICAL EQUIPMENT—6.8%
748,891	Abb Ltd. (SWS)	9,826
206,717	Alstom SA (FR)	10,246
919,636	Gamesa Corp. Technologica SA (SP)	15,077
557,692	Vestas Wind Systems A/S (DEN)*	22,843

		57,992

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.4%
4,884,300	Hon Hai Precision Industry Co. Ltd. (TWN)	11,789

ENERGY EQUIPMENT & SERVICES—0.9%
488,850	Cie Generale de Geophysique-Veritas (FR)*	7,904

FOOD & STAPLES RETAILING—3.1%
4,865,163	Tesco plc (UK)	26,657

FOOD PRODUCTS—2.6%
567,043	Nestle SA—Registered (SWS)	22,051

HEALTH CARE EQUIPMENT & SUPPLIES—0.9%
88,531	Alcon Inc. (SWS)	7,801

HOTELS, RESTAURANTS & LEISURE—1.7%
284,894	Accor SA (FR)	11,084
257,957	Las Vegas Sands Corp. (US)*	3,660

		14,744

HOUSEHOLD DURABLES—0.9%
1,145,563	Gafisa SA (BR)	8,069

HOUSEHOLD PRODUCTS—1.6%
323,667	Reckitt Benckiser plc (UK)*	13,691

INSURANCE—1.7%
767,563	AXA SA (FR)	14,664

MEDIA—0.7%
353,789	JC Decaux SA (FR)	6,148

OIL, GAS & CONSUMABLE FUELS—7.0%
1,482,224	BG Group plc (UK)	21,795
1,070,243	BP plc (UK)	8,724
10,152,300	CNOOC Ltd. (HK)	8,336
759,508	Petroleo Brasileiro SA ADR (BR)[1]	20,423

		59,278

PHARMACEUTICALS—4.5%
57,611	Roche Holding Ltd. (SWS)	8,810
695,241	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	29,812

		38,622

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
593,000	Cheung Kong Holdings Ltd. (HK)	$5,694

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.3%
3,355,786	Taiwan Semiconductor Manufacturing Co Ltd. ADR (TWN)[1]	27,719

SOFTWARE—3.6%
94,500	Nintendo Co. Ltd. (JP)	30,364

SPECIALTY RETAIL—1.2%
1,849,000	Esprit Holdings Ltd. (HK)	10,506

TRADING COMPANIES & DISTRIBUTORS—1.6%
3,565,000	Marubeni Corp. (JP)	13,850

WIRELESS TELECOMMUNICATION SERVICES—4.3%
984,418	Rogers Communications Inc. (CAN)	28,578
4,073,411	Vodafone Group plc (UK)	7,836

		36,414

TOTAL COMMON STOCKS (Cost $1,033,243)		704,209

SHORT-TERM INVESTMENTS—16.6%
(Cost $140,747)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—16.6%
$140,747	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal National Mortgage Association Notes (market value $143,562)	$140,747

TOTAL INVESTMENTS—99.4% (Cost $1,173,990)		844,956

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		5,054

TOTAL NET ASSETS—100.0%		$850,010

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

The accompanying notes are an integral part of the financial statements.

16

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

A. Rama Krishna, CFA

Since 2006

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

A. Rama Krishna

John Goetz

Michael Peterson

Management’s Discussion of

Fund Performance

MARKET REVIEW

The 12 months ended October 31, 2008, offered a study in contrasts. Equity investment returns have historically been dominated either by momentum or by value investment styles. Both styles are supported by long-term academic research, and coincidentally, both have generated similar levels of excess long-term returns over the broad market.

The momentum style flourished in the most recent cycle as investors were impressed by opportunities in booming emerging markets such as China and India and remained hopeful that global economies would be able to avoid a recession by somehow “decoupling” from the effects of the mounting credit crisis. This resulted in momentum outperforming value from November 1, 2007 to June 30, 2008 by almost 34% (with momentum defined as the highest quintile of the 1,000 largest stocks measured by nine-month price momentum and value defined as the cheapest quintile of the 1,000 largest stocks measured by price-to-book ratios). As inevitably happens as each momentum cycle ends, the “story” collapses; in this case the sharp fall in commodity prices signaled the shift. From July 1 through September 30 of 2008, value outperformed momentum by approximately 34%. We saw another shift in October as stocks around the world and across every sector and strategy suffered heavy losses, reflecting investors’ expectations of a potentially deep global recession.

The market’s results during the current cycle, while extreme in some ways, mirror past cycles: a momentum-driven market has historically preceded recessions. Once the recession has begun, the market regains its focus on valuation. This has happened in every one of the past five recessions, going back 40 years.

PERFORMANCE

In this environment, the Harbor Global Value Fund was down -52.76% (Institutional Class), -52.90% (Administrative Class), and -52.97% (Investor Class) for the fiscal year. Its benchmark, the MSCI World Index, was down -41.85%. Not surprisingly, our overweight in the financial sector was the biggest detractor from performance. While our lack of exposure to energy and commodities was initially a drag on performance as well, this situation reversed itself as the momentum cycle began to collapse, and the lack of exposure became a positive contributor.

Our mission is to buy solid businesses when the current price is low compared to our estimate of the business’s normal earnings, which we derive from the history of the company and its industry. We rely on a quantitative model to screen for the cheapest stocks in the investment universe based on the ratio of their price to normal earnings. Our analysts build a detailed financial model of each company that we may choose to own, digging into its management, industry, and competitors. We hold extensive meetings with management before we decide to buy a stock. Our emphasis on buying solid businesses at low prices during times of stress has historically resulted in instances of underperformance

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

UBS AG	4.7%
Citigroup Inc.	3.9
Capital One Financial Corp.	3.8
Bank of America Corp.	3.5
Sumitomo Rubber Industries Inc.	3.5
RenaissanceRe Holdings Ltd.	3.0
Mitsubishi UFJ Financial Group Inc.	2.9
Home Depot Inc.	2.8
HSBC Holdings plc	2.8
Microsoft Corp.	2.7

such as the one we have recently come through; however, we firmly believe it is a winning strategy that produces outperformance over the long run.

Companies that had significantly positive impacts on the Fund’s performance include Wal-Mart, Amgen Inc., and Mattel. Wal-Mart, the world’s largest retailer, traded up after issuing a series of strong quarterly earnings reports. This was especially notable given a difficult operating environment for retail companies, particularly in the U.S. It appears that Wal-Mart’s defensive position is driving sales, with customers attracted to the price/value proposition of its everyday low-price strategy. Amgen rose on positive results from drug trials and management’s demonstrated seriousness about its major expense restructuring program. Mattel was up on the strength of a number of its toys franchises and movie tie-ins.

Companies with the biggest negative impact on performance were Royal Bank of Scotland, Freddie Mac, and Fannie Mae. RBS traded down as the global credit crisis drove market-wide concerns on funding for most U.K. banks. Ultimately, RBS was compelled to raise 20 million pounds in a significantly dilutive capital raise as part of the U.K. government bailout package. Fannie Mae and Freddie Mac fell as concern built regarding their future. On September 7, the U.S. government announced its decision to put the companies into conservatorship. Under the terms announced, the U.S. effectively owns 80% of Fannie Mae and Freddie Mac in return for making explicit its guarantees on the agencies’ debt securities. In addition, the government expects to shrink the size of these institutions over the long term.

OUTLOOK AND STRATEGY

While we have endured meaningful pain during this cycle, the valuation opportunity has again widened to levels that we have not seen in years. Further, our deep value research universe has broadened to include not only financial companies, but companies across a diverse set of industries, sectors, and countries. While the recession we have entered will likely impact near-term corporate earnings power, we believe we will look back on this time as among the most favorable for new deep value investment.

Consistent with history, it always feels terrible to invest during these kinds of times. The dominance of fear over rational analysis following a market rout like the one we have experienced tends to inhibit optimal economic decisions. But our commitment remains steady as ever: we will build a portfolio of businesses that we believe are deeply undervalued based on powerful historical evidence that strict valuation discipline, solid research, and a long investment horizon offer the best opportunity for long-term success.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

18

Harbor Global Value Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	027

Cusip	411511447

Ticker	HAGVX

Inception Date	08-07-2006

Net Expense Ratio	1.00%

Total Net Assets (000s)	$46,616

ADMINISTRATIVE CLASS

Fund #	227

Cusip	411511454

Ticker	HRGVX

Inception Date	08-07-2006

Net Expense Ratio	1.25%

Total Net Assets (000s)	$537

INVESTOR CLASS

Fund #	427

Cusip	411511462

Ticker	HIGVX

Inception Date	08-07-2006

Net Expense Ratio	1.37%

Total Net Assets (000s)	$708

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	58	1,728	*

Number of Countries	14	24	**

Weighted Average Market Cap (MM)	$34,914	$59,348	**

Price/Earning Ratio (P/E)	10.8x	12.1x	**

Price/Book Ratio (P/B)	1.1x	2.0x	**

Beta vs. MSCI WORLD Index	1.07	1.00	***

Portfolio Turnover Rate— (Year Ended 10-31-2008)	33%	N/A

*	Vestek.

**	Fact Set.

***	Ibbotson.

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

Reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

REGION BREAKDOWN

19

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08-07-2006 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Global Value Fund
Institutional Class	-52.76%	—%	-24.96%	08-07-2006	$26,318
Comparative Index
MSCI World	-41.85	1.73	-12.16	—	$37,418

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08-07-2006 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Global Value Fund
Administrative Class	-52.90%	—%	-25.16%	08-07-2006	$5,232
Investor Class	-52.97	—	-25.26	08-07-2006	$5,217
Comparative Index
MSCI World	-41.85	1.73	-12.16	—	$7,484

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.05% (Gross) (Institutional Class); 1.25% (Net) and 1.36% (Gross) (Administrative Class); and 1.37% (Net) and 1.47% (Gross) (Investor Class). The net expense ratios are contractually capped until 02-28-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

20

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 2.6%)

COMMON STOCKS—96.3%

Shares		Value (000s)

AEROSPACE & DEFENSE—5.9%
22,450	European Aeronautic Defence and Space Co. (NET)	$373
55,150	Finmeccanica SpA (IT)	684
55,025	Finmeccanica SpA (Sub Rights) (IT)*	22
16,425	Northrop Grumman Corp. (US)	770
23,925	Thales Group (FR)	960

		2,809

AUTO COMPONENTS—6.3%
29,300	Aisin Seiki Co. (JP)	518
22,675	Magna International Inc. Cl. A (CAN)	767
188,300	Sumitomo Rubber Industries Inc. (JP)	1,661

		2,946

BIOTECHNOLOGY—1.8%
14,200	Amgen Inc. (US)*	850

CAPITAL MARKETS—4.7%
132,890	UBS AG (SWS)	2,255

CHEMICALS—2.4%
187,975	Clariant Ltd.—Registered (SWS)	1,166

COMMERCIAL BANKS—16.1%
72,821	Credit Agricole SA (FR)	1,054
59,400	DnB NOR ASA (NOR)	344
114,059	HSBC Holdings plc (UK)	1,351
21,591	KB Financial Group Inc. (S. KOR)*	535
217,900	Mitsubishi UFJ Financial Group Inc. (JP)	1,369
300,525	National City Corp. (US)	811
86,000	Popular Inc. (US)	654
561,727	Royal Bank of Scotland Group plc (UK)	619
247	Sumitomo Mitsui Financial Group Inc. (JP)	990

		7,727

COMMERCIAL SERVICES & SUPPLIES—1.0%
629,350	Rentokil Initial plc (UK)*	457

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT—3.3%
309,676	Alcatel-Lucent (FR)	$800
16,338	Alcatel-Lucent ADR (FR)[1]	42
55,875	Motorola Inc. (US)	300
29,075	Nokia OYJ (FIN)	445

		1,587

CONSUMER FINANCE—3.8%
47,075	Capital One Financial Corp. (US)	1,842

CONTAINERS & PACKAGING—2.0%
248,550	Amcor Ltd. (AUS)	960

DIVERSIFIED FINANCIAL SERVICES—9.4%
70,025	Bank of America Corp. (US)	1,693
135,465	Citigroup Inc. (US)	1,849
103,930	ING Groep NV (NET)	975

		4,517

ELECTRIC UTILITIES—1.1%
22,100	Korea Electric Power Corp. (S. KOR)	439
7,025	Public Power Corporation SA (GRC)	87

		526

ELECTRICAL EQUIPMENT—1.6%
3,696,000	Johnson Electric Holdings Ltd. (HK)	768

FOOD PRODUCTS—2.2%
12,950	Kerry Group plc (IE)*	289
31,325	Unilever NV (NET)	755

		1,044

HEALTH CARE PROVIDERS & SERVICES—1.7%
26,050	AmerisourceBergen Corp. (US)	815

HOTELS, RESTAURANTS & LEISURE—1.2%
122,150	Compass Group plc (UK)	568

HOUSEHOLD DURABLES—4.6%
68,575	Koninklijke Philips Electronics NV (NET)	1,267
19,800	Whirlpool Corp. (US)	924

		2,191

INSURANCE—5.4%
96,699	Aegon NV (NET)	402
125,075	Aviva plc (UK)	746
31,725	RenaissanceRe Holdings Ltd. (BM)	1,456

		2,604

LEISURE EQUIPMENT & PRODUCTS—1.1%
34,650	Mattel Inc. (US)	520

MEDIA—5.4%
75,925	British Sky Broadcasting Group plc (UK)	462
41,075	Publicis Groupe SA (FR)	928
45,900	Vivendi SA (FR)	1,200

		2,590

MULTILINE RETAIL—1.0%
19,725	J.C. Penney Co. Inc. (US)	472

OFFICE ELECTRONICS—2.2%
100,000	Ricoh Co. Ltd. (JP)	1,076

PHARMACEUTICALS—3.8%
60,300	GlaxoSmithKline plc (UK)	1,159
21,775	Merck & Co. Inc. (US)	674

		1,833

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.1%
30,600	Tokyo Electron Ltd. (JP)	$1,021

SOFTWARE—2.7%
57,425	Microsoft Corp. (US)	1,282

SPECIALTY RETAIL—3.1%
57,425	Home Depot Inc. (US)	1,355
5,250	TJX Cos. Inc. (US)	140

		1,495

THRIFTS & MORTGAGE FINANCE—0.4%
111,295	Federal Home Loan Mortgage Corp. (US)	115
67,460	Federal National Mortgage Association (US)	63

		178

TOTAL COMMON STOCKS (Cost $94,205)		46,099

PREFERRED STOCKS—1.1%
(Cost $715)
Shares		Value (000s)

HOUSEHOLD PRODUCTS—1.1%
18,150	Henkel AG & Co. Kgaa (GER)	$518

SHORT-TERM INVESTMENTS—3.7%
(Cost $1,784)
Principal Amount (000s)
REPURCHASE AGREEMENTS—3.7%
$1,784	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corp. (market value $1,823)	1,784

TOTAL INVESTMENTS—101.1% (Cost $96,704)		48,401

CASH AND OTHER ASSETS, LESS LIABILITIES—(1.1)%		(540)

TOTAL NET ASSETS—100.0%		$47,861

*	Non-income producing security.
1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the financial statements.

22

Harbor International Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2008

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
ASSETS
Investments, at identified cost*	$21,295,584	$1,173,990	$96,704
Investments, at value	$18,291,092	$704,209	$46,617
Repurchase agreements	437,861	140,747	1,784
Cash	96	—	1
Foreign currency, at value (cost: $37,636; $354; $0)	37,172	355	—
Receivables for:
Investments sold	35,770	25,817	427
Foreign currency spot contracts	143	36	7
Capital shares sold	107,585	2,205	4
Dividends	101,251	1,374	151
Interest	55	—	—
Withholding tax receivable	10,921	916	7
Other assets	—	—	15
Prepaid registration fees	58	40	1
Total Assets	19,022,004	875,699	49,014
LIABILITIES
Payables for:
Investments purchased	549,704	23,280	714
Foreign currency spot contracts	5,341	371	—
Capital shares reacquired	24,037	1,100	382
Accrued expenses:
Management fees	11,588	576	37
12b-1 fees	553	9	—
Trustee’s fees and expenses	193	7	1
Transfer agent fees	1,185	50	2
Other	1,347	296	17
Total Liabilities	593,948	25,689	1,153
NET ASSETS	$18,428,056	$850,010	$47,861
Net Assets Consist of:
Paid-in capital	$20,975,134	$1,788,014	$103,770
Undistributed/(over-distributed) net investment income	238,636	10,558	2,872
Accumulated net realized gain/(loss)	(218,248)	(619,433)	(10,479)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(2,567,466)	(329,129)	(48,302)
	$18,428,056	$850,010	$47,861
NET ASSET VALUE PER SHARE BY CLASS[1]:
Institutional Class
Net assets	$15,901,353	$814,515	$46,616
Shares of beneficial interest[2]	388,372	99,185	9,060
Net asset value per share	$40.94	$8.21	$5.15
Administrative Class
Net assets	$539,533	$1,122	$537
Shares of beneficial interest[2]	13,270	137	105
Net asset value per share	$40.66	$8.18	$5.14
Investor Class
Net assets	$1,987,170	$34,373	$708
Shares of beneficial interest[2]	49,114	4,207	138
Net asset value per share	$40.46	$8.17	$5.13

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

23

Harbor International Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2008

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund
Investment Income:
Dividends	$901,429	$23,463	$2,774
Interest	31,641	1,554	24
Foreign taxes withheld	(82,739)	(1,905)	(138)
Total Investment Income	850,331	23,112	2,660
Operating Expenses:
Management fees	186,046	7,618	655
12b-1 fees:
Administrative Class	1,384	2	3
Investor Class	6,705	140	3
Shareholder communications	1,056	384	2
Custodian fees	6,994	333	58
Transfer agent fees:
Institutional Class	14,088	574	45
Administrative Class	332	1	1
Investor Class	4,903	102	3
Professional fees	909	36	7
Trustee’s fees and expenses	327	12	1
Registration fees	643	74	58
Miscellaneous	281	16	7
Total expenses	223,668	9,292	843
Management fees waived	(542)	—	—
Transfer agent fees waived	(1,804)	(66)	(6)
Other expenses waived	—	—	(58)
Custodial expense reductions	(156)	(12)	—
Net expenses	221,166	9,214	779
Net Investment Income	629,165	13,898	1,881
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(205,318)	(224,245)	(9,336)
Foreign currency transactions	11,222	2,216	(41)
Change in net unrealized appreciation/(depreciation) of:
Investments	(15,366,319)	(556,703)	(46,137)
Translations of assets and liabilities in foreign currencies	(2,780)	(44)	—
Net gain/(loss) on investment transactions	(15,563,195)	(778,777)	(55,514)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(14,934,030)	$(764,879)	$(53,633)

The accompanying notes are an integral part of the financial statements.

24

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$629,165	$342,390	$13,898	$9,996	$1,881	$1,437
Net realized gain/(loss) on investments	(194,096)	1,122,326	(222,029)	75,177	(9,377)	137
Net unrealized appreciation/(depreciation) of investments	(15,369,099)	5,823,859	(556,748)	175,421	(46,137)	(2,723)
Net increase/(decrease) in assets resulting from operations	(14,934,030)	7,288,575	(764,879)	260,594	(53,633)	(1,149)
Distributions to Shareholders:
Net investment income:
Institutional Class	(339,918)	(388,555)	(10,822)	(1,560)	(1,194)	(82)
Administrative Class	(5,916)	(4,210)	(3)	—	(14)	(5)
Investor Class	(27,109)	(20,570)	(506)	—	(17)	(5)
Net realized gain on investments:
Institutional Class	(973,365)	(501,265)	—	—	(184)	(51)
Administrative Class	(19,172)	(5,871)	—	—	(3)	(3)
Investor Class	(96,415)	(30,113)	—	—	(4)	(4)
Total distributions to shareholders	(1,461,895)	(950,584)	(11,331)	(1,560)	(1,416)	(150)
Net Increase/(Decrease) Derived from Capital Share Transactions	6,849,517	4,819,881	620,183	202,679	(9,822)	98,138
Net increase/(decrease) in net assets	(9,546,408)	11,157,872	(156,027)	461,713	(64,871)	96,839
Net Assets:
Beginning of period	27,974,464	16,816,592	1,006,037	544,324	112,732	15,893
End of period*	$18,428,056	$27,974,464	$850,010	$1,006,037	$47,861	$112,732
* Includes undistributed/(over-distributed) net investment income of :	$238,636	$(36,004)	$10,558	$9,447	$2,872	$1,112

The accompanying notes are an integral part of the financial statements.

25

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund		Harbor Global Value Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$9,295,170	$5,436,828	$851,782	$314,301	$10,579	$115,766
Net proceeds from redemption fees	2,563	817	96	54	1	3
Reinvested in payment of distributions	1,117,298	744,424	10,336	1,537	1,370	133
Cost of shares reacquired	(5,335,157)	(2,616,163)	(268,624)	(125,730)	(21,042)	(18,498)
Net increase/(decrease) in net assets	$5,079,874	$3,565,906	$593,590	$190,162	$(9,092)	$97,404
Administrative Class:
Net proceeds from sale of shares	$644,914	$197,601	$1,987	$85	$32	$424
Net proceeds from redemption fees	66	—	—	—	—	—
Reinvested in payment of distributions	24,603	10,075	3	—	17	8
Cost of shares reacquired	(144,306)	(65,054)	(232)	(18)	(336)	(19)
Net increase/(decrease) in net assets	$525,277	$142,622	$1,758	$67	$(287)	$413
Investor Class
Net proceeds from sale of shares	$2,486,025	$1,445,296	$51,545	$22,717	$461	$1,176
Net proceeds from redemption fees	301	—	6	—	—	—
Reinvested in payment of distributions	106,955	47,910	490	—	18	9
Cost of shares reacquired	(1,348,915)	(381,853)	(27,206)	(10,267)	(922)	(864)
Net increase/(decrease) in net assets	$1,244,366	$1,111,353	$24,835	$12,450	$(443)	$321
SHARES
Institutional Class:
Shares sold	147,328	80,973	65,817	22,118	1,331	10,312
Shares issued in reinvestment of distributions	16,183	12,196	663	116	143	12
Shares reacquired	(91,337)	(39,126)	(22,039)	(8,734)	(2,257)	(1,682)
Net increase/(decrease) in shares outstanding	72,174	54,043	44,441	13,500	(783)	8,642
Beginning of period	316,198	262,155	54,744	41,244	9,843	1,201
End of period	388,372	316,198	99,185	54,744	9,060	9,843
Administrative Class
Shares sold	10,401	2,955	143	6	4	39
Shares issued in reinvestment of distributions	358	166	—	—	2	1
Shares reacquired	(2,461)	(983)	(21)	(1)	(42)	(2)
Net increase/(decrease) in shares outstanding	8,298	2,138	122	5	(36)	38
Beginning of period	4,972	2,834	15	10	141	103
End of period	13,270	4,972	137	15	105	141
Investor Class
Shares sold	39,027	21,391	3,570	1,567	52	106
Shares issued in reinvestment distributions	1,563	791	32	—	2	1
Shares reacquired	(22,698)	(5,719)	(2,131)	(717)	(107)	(79)
Net increase/(decrease) in shares outstanding	17,892	16,463	1,471	850	(53)	28
Beginning of period	31,222	14,759	2,736	1,886	191	163
End of period	49,114	31,222	4,207	2,736	138	191

The accompanying notes are an integral part of the financial statements.

26

Harbor International Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31	2008	2007		2006		2005		2004
Net asset value beginning of period	$79.46	$60.14		$47.50		$39.37		$34.55
Income from Investment Operations:
Net investment income	1.65 [a]	1.22	[a]	0.86	[a]	0.63	[a]	0.39	[a]
Net realized and unrealized gain/(losses) on investments	(36.09)	21.44		14.03		8.21		5.50
Total from investment operations	(34.44)	22.66		14.89		8.84		5.89
Less Distributions:
Dividends from net investment income	(1.06)	(1.46)		(1.03)		(0.56)		(0.51)
Distributions from net realized capital gains[1]	(3.02)	(1.88)		(1.22)		(0.15)		(0.56)
Total Distributions	(4.08)	(3.34)		(2.25)		(0.71)		(1.07)
Proceeds from redemption fees	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	40.94	79.46		60.14		47.50		39.37
Net assets end of period (000s)	$15,901,353	$25,126,599		$15,767,303		$10,265,053		$7,567,123
Ratios and Supplemental Data
Total return	(45.43)%[b]	39.37%[b]		32.46%[b]		22.63%[b]		17.26%[b]
Ratio of total expenses to average net assets (%)[2]	0.79	0.82		0.85		0.87		0.87
Ratio of net expenses to average net assets (%)	0.79 [a]	0.81	[a]	0.85	[a]	0.87	[a]	0.86	[a]
Ratio of net investment income to average net assets (%)	2.39 [a]	1.63	[a]	1.60	[a]	1.42	[a]	1.25	[a]
Portfolio turnover (%)	17	13		12		13		12

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31	2008	2007		2006		2005		2004[g]
Net asset value beginning of period	$17.50	$12.62		$9.76		$8.42		$7.92
Income from Investment Operations:
Net investment income	0.14 [a]	0.18	[a]	0.03	[a]	0.08	[a]	0.04	[a]
Net realized and unrealized gain/(losses) on investments	(9.24)	4.74		2.86		1.33		0.54
Total from investment operations	(9.10)	4.92		2.89		1.41		0.58
Less distributions:
Dividends from net investment income	(0.19)	(0.04)		(0.03)		(0.07)		(0.08)
Total distributions	(0.19)	(0.04)		(0.03)		(0.07)		(0.08)
Proceeds from redemption fees	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	8.21	17.50		12.62		9.76		8.42
Net assets end of period (000s)	$814,515	$958,090		$520,470		$153,439		$139,148
Ratios and Supplemental Data
Total return	(52.51)%[b]	39.05%[b]		29.71%[b]		16.82%[b]		7.32%[b]
Ratio of total expenses to average net assets (%)[2]	0.90	0.89		0.98		1.00		0.98
Ratio of net expenses to average net assets (%)	0.89 [a]	0.88	[a]	0.98	[a]	1.00	[a]	0.93	[a]
Ratio of net investment income to average net assets (%)	1.39 [a]	1.38	[a]	0.79	[a]	0.87	[a]	0.48	[a]
Portfolio turnover (%)	118	113		100		183		216

The accompanying notes are an integral part of the financial statements.

27

Administrative Class									Investor Class
2008	2007		2006		2005		2004		2008	2007		2006		2005		2004
$78.99	$59.85		$47.31		$39.25		$34.49		$78.63	$59.60		$47.13		$39.12		$34.43

1.52 [a]	1.24	[a]	0.79	[a]	0.58	[a]	0.37	[a]	1.47 [a]	1.23	[a]	0.83	[a]	0.51	[a]	0.34	[a]
(35.90)	21.13		13.92		8.13		5.41		(35.77)	20.97		13.74		8.08		5.36
(34.38)	22.37		14.71		8.71		5.78		(34.30)	22.20		14.57		8.59		5.70

(0.93)	(1.35)		(0.95)		(0.50)		(0.46)		(0.85)	(1.29)		(0.88)		(0.43)		(0.45)
(3.02)	(1.88)		(1.22)		(0.15)		(0.56)		(3.02)	(1.88)		(1.22)		(0.15)		(0.56)
(3.95)	(3.23)		(2.17)		(0.65)		(1.02)		(3.87)	(3.17)		(2.10)		(0.58)		(1.01)
— [f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
40.66	78.99		59.85		47.31		39.25		40.46	78.63		59.60		47.13		39.12
$539,533	$392,772		$169,594		$82,247		$27,727		$1,987,170	$2,455,093		$879,695		$384,703		$185,474

(45.56)%[b]	39.00%[b]		32.16%[b]		22.35%[b]		16.96%[b]		(45.63)%[b]	38.84%[b]		31.94%[b]		22.10%[b]		16.76%[b]
1.05	1.07		1.10		1.12		1.12		1.17	1.20		1.24		1.30		1.30
1.04 [a]	1.06	[a]	1.10	[a]	1.12	[a]	1.11	[a]	1.16 [a]	1.19	[a]	1.24	[a]	1.30	[a]	1.29	[a]
2.31 [a]	1.40	[a]	1.35	[a]	1.27	[a]	1.11	[a]	2.10 [a]	1.25	[a]	1.23	[a]	1.02	[a]	0.92	[a]
17	13		12		13		12		17	13		12		13		12

Administrative Class									Investor Class
2008	2007		2006		2005		2004		2008	2007		2006		2005		2004
$17.46	$12.60		$9.75		$8.42		$7.92		$17.43	$12.58		$9.74		$8.41		$7.92

0.10 [a]	0.14	[a]	0.08	[a]	0.07	[a]	0.01	[a]	0.13 [a]	0.11	[a]	0.04	[a]	0.05	[a]	0.04	[a]
(9.21)	4.73		2.78		1.31		0.57		(9.24)	4.74		2.81		1.32		0.52
(9.11)	4.87		2.86		1.38		0.58		(9.11)	4.85		2.85		1.37		0.56

(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.15)	—		(0.01)		(0.04)		(0.07)
(0.17)	(0.01)		(0.01)		(0.05)		(0.08)		(0.15)	—		(0.01)		(0.04)		(0.07)
— [f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]
8.18	17.46		12.60		9.75		8.42		8.17	17.43		12.58		9.74		8.41
$1,122	$257		$128		$43		$29		$34,373	$47,690		$23,726		$6,772		$3,128

(52.65)%[b]	38.69%[b]		29.40%[b]		16.46%[b]		7.31%[b]		(52.67)%[b]	38.55%[b]		29.29%[b]		16.31%[b]		7.04%[b]
1.14	1.14		1.23		1.24		1.24		1.27	1.26		1.37		1.41		1.43
1.14 [a]	1.12	[a]	1.23	[a]	1.24	[a]	1.19	[a]	1.26 [a]	1.25	[a]	1.37	[a]	1.39	[a]	1.39	[a]
1.02 [a]	1.19	[a]	0.67	[a]	0.57	[a]	0.37	[a]	1.10 [a]	1.03	[a]	0.56	[a]	0.35	[a]	0.32	[a]
118	113		100		183		216		118	113		100		183		216

28

Harbor International Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2008	2007		2006[h]
Net asset value beginning of period	$11.08	$10.83		$10.00
Income from Investment Operations:
Net investment income	0.22 [a]	0.18	[a]	0.03	[a]
Net realized and unrealized gain/(losses) on investments	(5.99)	0.13		0.80
Total from investment operations	(5.77)	0.31		0.83
Less Distributions:
Dividends from net investment income	(0.14)	(0.04)		—
Distributions from net realized capital gains[1]	(0.02)	(0.02)		—
Total distributions	(0.16)	(0.06)		—
Proceeds from redemption fees	— [f]	—	[f]	—	[f]
Net asset value end of period	5.15	11.08		10.83
Net assets end of period (000s)	$46,616	$109,071		$13,011
Ratios and Supplemental Data
Total return	(52.76)%[b]	2.89%[b]		8.30%[b,d]
Ratio of total expenses to average net assets (%)[2]	1.08	1.05		3.41	[c]
Ratio of net expenses to average net assets (%)	1.00 [a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets (%)	2.45 [a]	1.71	[a]	1.53	[a,c]
Portfolio turnover (%)	33	38		5	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01

g	Effective March 1, 2004, Harbor International Growth Fund appointed Marsico Capital Management, LLC as its Subadviser.

h	For the period August 7, 2006 (inception) through October 31, 2006.

The accompanying notes are an integral part of the financial statements.

29

Administrative Class					Investor Class
2008	2007		2006[h]		2008	2007		2006[h]
$11.05	$10.83		$10.00		$11.04	$10.82		$10.00

0.24 [a]	0.18	[a]	0.06	[a]	0.23 [a]	0.18	[a]	0.04	[a]
(6.03)	0.09		0.77		(6.02)	0.09		0.78
(5.79)	0.27		0.83		(5.79)	0.27		0.82

(0.10)	(0.03)		—		(0.10)	(0.03)		—
(0.02)	(0.02)		—		(0.02)	(0.02)		—
(0.12)	(0.05)		—		(0.12)	(0.05)		—
— [f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
5.14	11.05		10.83		5.13	11.04		10.82
$537	$1,553		$1,118		$708	$2,108		$1,764

(52.90)%[b]	2.56%[b]		8.30%[b,d]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.33	1.36		3.66	[c]	1.45	1.48		3.79	[c]
1.25 [a]	1.25	[a]	1.25	[a,c]	1.37 [a]	1.38	[a]	1.38	[a,c]
2.28 [a]	1.34	[a]	1.81	[a,c]	2.11 [a]	1.24	[a]	1.48	[a,c]
33	38		5	[d]	33	38		5	[d]

30

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management.

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

Yields on government bonds continued to fall worldwide during the first half of the fiscal year ended October 31, 2008. High-quality bonds such as U.S. Treasury Inflation-Protected Securities (TIPS) outperformed most fixed income sectors during this time as investors sought safer assets during the subprime crisis. The TIPS market rally was more pronounced for shorter maturities over this time as surging commodity prices, notably food and energy, increased demand for the inflation protection offered by these issues. During the second half of the fiscal year, TIPS gave back some of their gains as real yields rose across the maturity spectrum with intermediate yields rising the most. Declining commodity prices added to the negative prospects for these issues, while very illiquid market conditions exacerbated the downward move.

PERFORMANCE

From its inception on September 2, 2008, through the end of the fiscal year on October 31, 2008, the Harbor Commodity Real Return Strategy Fund underperformed its benchmark, the Dow Jones AIG Commodity Total Return Index. The Fund posted a loss of -36.82% (Institutional Class) and -36.83% (Administrative Class), compared with the benchmark’s loss of -30.36%.

The Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. Following is a summary of major contributors to the Fund’s performance relative to its benchmark.

•

Underweight to TIPS duration. Given our expectations for a global slowdown, we felt that the prospects for global inflation would dim and allow monetary policy bodies more flexibility in dealing with the crisis. TIPS sold off significantly in September and October.

•	Nominal curve steepening biases. In the U.S. and the eurozone, the portfolio was positioned for yield curve steepening, which occurred to a significant extent in September and in October.
•

Exposure to agency mortgages. In September, mortgages outperformed virtually all other spread sectors. The portfolio had agency mortgage-backed exposure through the middle of September, at which time it sold out of its mortgage exposure to yield a positive return relative to the benchmark.

The following is a summary of the primary detractors from portfolio performance relative to the benchmark.

•

Overweight to U.S. duration. In September and October, as the flight to quality shifted Treasury allocations to the front end of the curve and as the Treasury announced large-scale plans to re-liquefy the system, longer-dated issues sold off and their yields moved higher. While being overweight duration detracted from performance, the majority of the account’s duration was focused on the front end of the yield curve, mitigating the impact of higher long rates.

•

Real U.S. curve steepening bias. A yield curve steepening bias with respect to the TIPS curve detracted from performance as the breakeven curve steepened and front end TIPS sold off more than longer-dated TIPS.

31

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY—Continued

TOP HOLDINGS (% of net assets)

U.S. Treasury Notes (3.500% - 1/15/2011)	57.38%
U.S. Treasury Notes (2.500% - 7/15/2016)	27.96
U.S. Treasury Notes (3.000% - 7/15/2012)	8.31
U.S. Treasury Notes (1.375%- 7/15/2018)	8.12
U.S. Treasury Notes (1.875% - 7/15/2013)	5.22
U.S. Treasury Bonds (2.000% - 1/15/2016)	4.25

OUTLOOK AND STRATEGY

It is our expectation that the crisis in credit and financial markets will cause developed economies to operate well below potential for some time. While emerging economies would appear likely to fare better, we would not expect them to enjoy a complete decoupling from the credit-induced slowdown in the U.S., Europe, and the United Kingdom. Policymakers have continued to struggle to develop responses that are sufficient to address the severity of the problems spawned by the ongoing financial crisis. It remains to be seen what will prove to be a sufficient response.

With respect to portfolio strategy, we plan to:

•	Continue to manage U.S. duration near neutral amid market stress as interest rate volatility could continue;
•	Modestly overweight TIPS duration given higher long-dated real yields and reflationary fiscal and monetary policy;
•	Remain neutral to slightly overweight duration in Europe and the U.K., as we believe rates are unlikely to rise as economies weaken;
•	Retain exposure to the short end of nominal yield curves in the U.S., Europe, and the U.K. to benefit from potential central bank easing and a continued flight to quality;
•	Continue to overweight agency mortgage pass-throughs, which we believe currently offer relatively high yields and strong credit quality;
•	Maintain holdings of high quality mortgage-backed bonds, which, in our opinion, offer historically compelling yield premiums that can buffer a rise in actual inflation with little default risk;
•

Hold positions in bonds of financial companies despite recent losses; our exposure is focused on companies that are deemed to be under the Federal Reserve’s umbrella and that could be positioned to benefit over the longer term from recapitalization, de-leveraging, and greater balance sheet transparency; and

•

Hold modest levels of municipal bonds, especially those with longer maturities, which we believe present minimal default risk and currently offer historically attractive yields compared to taxable bonds.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	029

Cusip	411511397

Ticker	HACMX

Inception Date	09-02-2008

Net Expense Ratio	0.94%[a,b]

Total Net Assets (000s)	$2,047

ADMINISTRATIVE CLASS

Fund #	229

Cusip	411511389

Ticker	HCMRX

Inception Date	09-02-2008

Net Expense Ratio	1.19%[a,b]

Total Net Assets (000s)	$95

a	For the period September 2, 2008 (inception) through October 31, 2008.

b	Annualized.

FIXED INCOME COLLATERAL ANALYSIS

TOP SECTORS

Government/Agency	113%

Municipal/Other	25%

Money Market/Net Liabilities	-30%

QUALITY

Average Quality	AAA

Average Maturity	6.66 years

Average Duration	5.07 years

COMMODITY INDEX INDUSTRIES

Energy		34%
Natural Gas	14%
Crude Oil	13%
Heating Oil	4%
Unleaded Gas	3%
Grains		17%
Soybean	7%
Corn	6%
Wheat	4%
Industrial Metals		17%
Aluminum	8%
Copper	5%
Zinc	2%
Nickel	2%

Livestock		10%
Live Cattle	6%
Lean Hogs	4%
Precious Metals		10%
Gold	8%
Silver	2%
Softs		10%
Sugar	5%
Coffee	3%
Cotton	2%
Vegetable Oil		2%
Soybean Oil	2%

33

Harbor Commodity Real Return Strategy Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 09-02-2008 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones AIG Commodity TR Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Commodity Real Return Strategy Fund
Institutional Class	—%	—%	-36.82%	09-02-2008	$6,318
Comparative Index
Dow Jones AIG Commodity TR	-26.61	4.02	-30.36	—	$6,964

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 09-02-2008 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones AIG Commodity TR Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Commodity Real Return Strategy Fund
Administrative Class	—%	—%	-36.83%	09-02-2008	$6,317
Comparative Index
Dow Jones AIG Commodity TR	-26.61	4.02	-30.36	—	$6,964

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 3.34% (Gross) (Institutional Class); and 1.19% (Net) and 3.59% (Gross) (Administrative Class). The net expense ratios are contractually capped until 09-02-2009. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

34

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -11.2%)

U.S. GOVERNMENT OBLIGATIONS—111.2%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bonds
$110	2.000%—01/15/2026[1,2]	$91
	U.S. Treasury Notes
203	1.375%—07/15/2018[1,2]	174
119	1.875%—07/15/2013[2]	112
651	2.500%—07/15/2016[1,2]	599
183	3.000%—07/15/2012[2]	178
1,258	3.500%—01/15/2011[2]	1,229

		2,292

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $2,509)		2,383

PURCHASED OPTIONS—0.0%
No. of Contracts (000s)
	Currency Options
500	Expire 11/24/2008	—	[a]
600	Expire 12/04/2008	—	[a]

TOTAL PURCHASED OPTIONS (Cost $—a)		—	[a]

SHORT-TERM INVESTMENTS—39.9%
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—4.0%
$85	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal National Mortgage Association Notes (market value $89)	$85

U.S. GOVERNMENT AGENCIES—35.9%
	Federal Home Loan Mortgage Corp.
370	0.500%—12/17/2008[1]	370
	Federal National Mortgage Association
400	0.580%—12/15/2008[1]	399

		769

TOTAL SHORT-TERM INVESTMENTS (Cost $854)		854

TOTAL INVESTMENTS—151.1% (Cost $3,363)		3,237

CASH AND OTHER ASSETS, LESS LIABILITIES—(51.1)%		(1,095)

TOTAL NET ASSETS—100.0%		$2,142

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro Currency (Sell)	$23	$23	Dec-2008	$—
Yuan Renminbi (Buy)	19	20	Sep-2009	(1)

				$(1)

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euro CME (Buy)	1	$250	Dec-2008	$3
Euro Gas Futures (Buy)	1	€250	Jun-2009	3
Eurodollar Futures (Buy)	6	$1,500	Mar-2009	9

				$15

35

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Total Return Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Pay Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	Dow Jones AIG Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	11/25/2008	$2,120	$(55)
Barclays Bank plc	Dow Jones AIG Commodity Total Return	Pay	90 Day Treasury Bill + .0021%	12/29/2008	30	1
Morgan Stanley Capital Services, Inc.	Heating Oil Commodity Future	Receive	N/A	01/29/2009	4	—
Morgan Stanley Capital Services, Inc.	Heating Oil Commodity Future	Receive	N/A	03/30/2009	4	—

Total Return Swaps Total						$(54)

1	At October 31, 2008, securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,633 or 76% of net assets.

2	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

a	Rounds to less than $1,000.

€	Euro.

The accompanying notes are an integral part of the financial statements.

36

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—October 31, 2008

(All amounts in thousands, except per share amounts)

ASSETS
Investments, at identified cost*	$3,363
Investments, at value	$3,152
Repurchase agreements	85
Cash-Restricted	13
Cash	1,057
Foreign currency, at value (cost: $6)	6
Receivables for:
Investments sold	2,774
Capital shares sold	4
Interest	24
Other assets	128
Total Assets	7,243
LIABILITIES
Payables for:
Investments purchased	4,955
Swap agreements, at value (cost: $0)	54
Open forward currency contracts	1
Variation margin on futures contracts	1
Accrued expenses:
Management fees	2
Other	88
Total Liabilities	5,101
NET ASSETS	$2,142
Net Assets Consist of:
Paid-in capital	$2,479
Undistributed/(over-distributed) net investment income	14
Accumulated net realized loss	(186)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(181)
Unrealized appreciation/(depreciation) of futures and forward contracts	16
$2,142
NET ASSET VALUE PER SHARE BY CLASS:[1]
Institutional Class
Net assets	$2,047
Shares of beneficial interest[2]	325
Net asset value per share	$6.30
Administrative Class
Net assets	$95
Shares of beneficial interest[2]	15
Net asset value per share	$6.30

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

37

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS—For the period September 2, 2008 (Inception) through October 31, 2008

(All amounts in thousands)

Investment Income:
Interest	$11
Total Investment Income	11
Operating Expenses:
Management fees	4
12b-1 fees:
Administrative Class	—
Shareholder communications	20
Custodian fees	1
Transfer agent fees:
Institutional Class	—
Administrative Class	—
Professional fees	45
Registration fees	61
Miscellaneous	1
Total expenses	132
Expenses waived	(127)
Net expenses	5
Net Investment Income	6
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(197)
Foreign currency transactions	3
Swap agreements	(856)
Futures contracts	11
Change in net unrealized appreciation/(depreciation) of:
Investments	(127)
Futures contracts	17
Swap agreements	(54)
Forwards	(1)
Net gain/(loss) on investment transactions	(1,204)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,198)

38

The accompanying notes are an integral part of the financial statements.

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

September 2, 2008[a] through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$6
Net realized gain/(loss) on investments	(1,039)
Net unrealized appreciation/(depreciation) of investments	(165)
Net increase/(decrease) in assets resulting from operations	(1,198)
Distributions to Shareholders:
Net investment income:
Institutional Class	(8)
Total distributions to shareholders	(8)
Net Increase/(Decrease) Derived from Capital Share Transactions	3,348
Net increase/(decrease) in net assets	2,142
Net Assets:
Beginning of period	—
End of period*	$2,142
* Includes undistributed/(over-distributed) net investment income of :	$14

CAPITAL STOCK ACTIVITY
AMOUNT ($)
Institutional Class:
Net proceeds from sale of shares	$3,209
Reinvested in payment of distributions	8
Cost of shares reacquired	(22)
Net increase in net assets	$3,195
Administrative Class:
Net proceeds from sale of shares	$160
Cost of shares reacquired	(7)
Net increase in net assets	$153
SHARES
Institutional Class:
Shares sold	327
Shares issued in reinvestment of distributions	1
Shares reacquired	(3)
Net increase in shares outstanding	325
End of period	325
Administrative Class
Shares sold	16
Shares reacquired	(1)
Net increase in shares outstanding	15
End of period	15

a	Commencement of operations.

The accompanying notes are an integral part of the financial statements.

39

Harbor Commodity Real Return Strategy Fund Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIOD PRESENTED

Year Ended October 31	2008[e]
INSTITUTIONAL CLASS
Net asset value beginning of period	$10.00
Income from Investment Operations:
Net investment income	0.02	[a]
Net realized and unrealized gain/(loss) on investments	(3.69)
Total from investment operations	(3.67)
Less Distributions:
Dividends from net investment income	(0.03)
Total distributions	(0.03)
Proceeds from redemption fees	—
Net asset value end of period	6.30
Net assets end of period (000s)	$2,047
Ratios and Supplemental Data
Total return	(36.82)%[b,d]
Ratio of total expenses to average net assets (%)[2]	29.89	[c]
Ratio of net expenses to average net assets (%)	0.94	[a,c]
Ratio of net investment income to average net assets (%)	1.56	[a,c]
Portfolio turnover (%)	295	[d]

ADMINISTRATIVE CLASS
Net asset value beginning of period	$10.00
Income from Investment Operations:
Net investment income	0.01	[a]
Net realized and unrealized gain/(loss) on investments	(3.69)
Total from investment operations	(3.68)
Less Distributions:
Dividends from net investment income	(0.02)
Total distributions	(0.02)
Proceeds from redemption fees	—
Net asset value end of period	6.30
Net assets end of period (000s)	$95
Ratios and Supplemental Data
Total return	(36.83)%[b,d]
Ratio of total expenses to average net assets (%)[2]	30.36	[c]
Ratio of net expenses to average net assets (%)	1.19	[a,c]
Ratio of net investment income to average net assets (%)	1.02	[a,c]
Portfolio turnover (%)	295	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September, 2, 2008 (inception) through October 31, 2008.

The accompanying notes are an integral part of the financial statements.

40

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—October 31, 2008

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 17 separate portfolios. The portfolios covered by this report include Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Commodity Real Return Strategy Fund, (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. The pricing service determines valuations for institutional-size trading units of such debt securities using among other sources, market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

When reliable market quotations are not readily available or when market quotations or evaluated prices supplied by a pricing vendor are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor

41

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

International Fund and Harbor International Growth Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2008.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor Commodity Real Return Strategy Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of October 31, 2008.

42

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Swap Agreements

Harbor Commodity Real Return Strategy Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. Interim payments on swap contracts are accrued on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations.

Harbor Commodity Real Return Strategy Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. During the term of the swap agreement, the Fund receives/pays fixed payments from/to the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

A Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA or A-1 or better by S&P or Aa or P-1 or better by Moody’s or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Harbor Commodity Real Return Strategy Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. At the year ended October 31, 2008 there were no unfunded loan commitments.

43

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Commodities Index-Linked/Structured Notes

Harbor Commodity Real Return Strategy Fund may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked financial index. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in value of the structured notes are recorded as unrealized gains and losses on the accompanying financial statements. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Inflation-Indexed Bonds

Harbor Commodity Real Return Strategy Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Harbor Commodity Real Return Strategy Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the

44

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

There were no TBA/when-issued purchase commitments outstanding as of October 31, 2008.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

There were no TBA sale commitments outstanding as of October 31, 2008.

Short Sales

Harbor Global Value Fund and Harbor Commodity Real Return Strategy Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

As of October 31, 2008 there were no open securities sold short.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. Harbor Commodity Real Return Strategy Fund may enter into forward foreign currency exchange contracts for non-hedging purposes. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital Advisers. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are

45

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date.

The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

46

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005-2007), except for the Harbor Commodity Real Return Strategy Fund, for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

New Accounting Pronouncements

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods, beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds’, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Fund’s financial statements.

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the respective Fund the next business day. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is included in interest income in the Statements of Operations. The collateral for securities on loan, if any, is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

There were no securities on loan at October 31, 2008.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly owned subsidiary acting as an investment vehicle for the Harbor Commodity Real Return Strategy Fund (the “CRRS Fund”) in order to effect certain investments for the CRRS Fund consistent with the CRRS Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the CRRS Fund will remain the sole shareholder and retain all rights. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2008, the Subsidiary represents approximately $347 or approximately 16% of the net assets of the CRRS Fund.

47

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2008 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$9,959,765	$—	$4,135,172
Harbor International Growth Fund	—	1,629,180	—	1,119,449
Harbor Global Value Fund	2,884	24,133	1,245	37,031
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$11,494	$—	$8,794	$—

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital Advisors, Inc. (“Harbor Capital”) is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2008. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Voluntary Waiver	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.01%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
Harbor Global Value Fund	0.85		—	0.85
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	0.86%		—	0.86%

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	The voluntary waiver is 0.01% on assets in excess of $24 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Global Value Fund limiting the total expenses to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class, and Investor Class, respectively. Harbor Global Value Fund’s contractual expense limitation is effective through February 28, 2009. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Commodity Real Return Strategy Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. Harbor Commodity Real Return Strategy Fund’s contractual expense limitation is effective through September 2, 2009. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from the Harbor Commodity Real Return Strategy Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative

48

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On October 31, 2008, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	32,097
Harbor International Growth Fund	56,395
Harbor Global Value Fund	161,525
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	311,971

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2008. Fees incurred for these transfer agent services are shown on each Fund’s Statements of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Funds totaled $340 for the year ended October 31, 2008.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money

49

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on each Fund’s Statement of Operations for the year ended October 31, 2008. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 2% redemption fee is charged on shares of the Harbor International Fund, Harbor International Growth Fund and Harbor Global Value Fund that are redeemed within 60 days from their date of purchase. A 2% redemption fee is charged on shares of the Harbor Commodity Real Return Strategy Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2008 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$2,930
Harbor International Growth Fund	102
Harbor Global Value Fund	1
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$—

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights include the following amounts reclassified for the year ended October 31, 2008:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$18,418	$(18,424)	$6
Harbor International Growth Fund	(1,456)	1,456	—
Harbor Global Value Fund	1,104	(1,104)	—
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$16	$853	$(869)

50

Harbor Funds—International & Strategic Markets

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions are as follows:

	As of October 31, 2007			As of October 31, 2008
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$494,095	$964,765	$12,395,711	$497,131	$964,764	$1,461,895
Harbor International Growth Fund	9,447	—	226,026	11,331	—	11,331
Harbor Global Value Fund	1,303	—	(2,165)	1,416	—	1,416
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$—	$—	$—	$8	$—	$8

As of October 31, 2008, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$323,388	$—	$(2,670,645)
Harbor International Growth Fund	10,624	—	(382,989)
Harbor Global Value Fund	2,877	—	(48,041)
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$15	$—	$(184)

At October 31, 2008, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2009	2010	2011	2012	2013	2014	2015	2016	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$—	$5,719	$—	$—	$—	$—	$—	$192,848	$198,567
Harbor International Growth Fund	214,281	182,988	—	—	—	—	—	168,306	565,575
Harbor Global Value Fund	—	—	—	—	—	—	—	10,473	10,473
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund	$—	$—	$—	$—	$—	$—	$—	$167	$167

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2008 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$21,398,764	$2,810,701	$(5,480,512)	$(2,669,811)
Harbor International Growth Fund*	1,227,849	2,332	(385,225)	(382,893)
Harbor Global Value Fund*	96,713	259	(48,571)	(48,312)
STRATEGIC MARKETS FUND
Harbor Commodity Real Return Strategy Fund*	$3,380	$14	$(157)	$(143)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

51

Harbor Funds—International & Strategic Markets

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund and accompanying consolidated statement of assets and liabilities of Harbor Commodity Real Return Strategy Fund (collectively, the Harbor Funds) (the Trust), including the portfolio of investments (consolidated portfolio of investments for Harbor Commodity Real Return Strategy Fund), as of October 31, 2008, and the related statements of operations for the year then ended (period then ended for the consolidated statement of operations for Harbor Commodity Real Return Strategy Fund), the statements of changes in net assets for each of the two years in the period then ended (period then ended for the consolidated statement of changes for Harbor Commodity Real Return Strategy Fund), and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund and the consolidated financial position of Harbor Commodity Real Return Strategy Fund at October 31, 2008, the results of their operations for the year then ended (period then ended for the consolidated statement of operations for Harbor Commodity Real Return Strategy Fund), the changes in their net assets for each of the two years in the period then ended (period then ended for the consolidated statement of changes for Harbor Commodity Real Return Strategy Fund), and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2008

52

Harbor International & Strategic Market Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor International Fund
Institutional Class
Actual	$1,000.00	$577.03	$3.13
Hypothetical (5% return)	1,000.00	1,021.07	4.01
Administrative Class
Actual	$1,000.00	$576.19	$4.12
Hypothetical (5% return)	1,000.00	1,019.78	5.28
Investor Class
Actual	$1,000.00	$575.94	$4.59
Hypothetical (5% return)	1,000.00	1,019.16	5.89
Harbor International Growth Fund
Institutional Class
Actual	$1,000.00	$535.90	$3.43
Hypothetical (5% return)	1,000.00	1,020.55	4.52
Administrative Class
Actual	$1,000.00	$535.64	$4.40
Hypothetical (5% return)	1,000.00	1,019.26	5.79
Investor Class
Actual	$1,000.00	$535.04	$4.86
Hypothetical (5% return)	1,000.00	1,018.64	6.39

53

Harbor International & Strategic Market Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor Global Value Fund
Institutional Class
Actual	$1,000.00	$550.91	$3.90
Hypothetical (5% return)	1,000.00	1,019.98	5.08
Administrative Class
Actual	$1,000.00	$550.43	$4.87
Hypothetical (5% return)	1,000.00	1,018.69	6.34
Investor Class
Actual	$1,000.00	$854.44	$5.34
Hypothetical (5% return)	1,000.00	1,018.08	6.95
Harbor Commodity Real Return Strategy Fund
Institutional Class
Actual	$1,000.00	N/A	N/A
Hypothetical (5% return)	$1,000.00	$1,020.29	$4.77
Administrative Class
Actual	$1,000.00	N/A	N/A
Hypothetical (5% return)	$1,000.00	$1,019.00	$6.04
*	Expenses are equal to the respective Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

54

Harbor Funds—International & Strategic Markets

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Harbor International Fund designates 2% and Harbor Global Value Fund designates 40% of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Pursuant to Section 852 of the Internal Revenue Code, Harbor International Fund designates $964,763 as capital gain dividends for its year ended October 31, 2008.

For the fiscal year ended October 31, 2008, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

Harbor International Fund, Harbor International Growth Fund, and Harbor Global Value Fund designate $84,555, $1,787, and $144, respectively, as foreign taxes paid, and $901,429, $23,463, and $1,863, respectively, as foreign source income earned for Federal income tax purposes.

The Form 1099-DIV a shareholder will receive in January, 2009 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2008.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS AND SUBADVISORY AGREEMENTS OF CERTAIN FUNDS

The Investment Company Act requires that the Investment Advisory and Subadvisory Agreement of each Fund be approved initially, and following an initial two-year term, at least annually, by the Trust’s Board of Trustees, including a majority of the Independent Trustees voting separately.

Harbor Commodity Real Return Strategy Fund

At an in-person meeting of the Board of Trustees held May 18-19, 2008, the Board, including the Independent Trustees voting separately, considered and approved an Investment Advisory Agreement with Harbor Capital Advisors, Inc., the investment adviser to the Trust (“Harbor Capital” or the “Adviser”), and a Subadvisory Agreement with Pacific Investment Management Company LLC (“PIMCO” or the “Subadviser”) on behalf of the Harbor Commodity Real Return Strategy Fund (the “Fund”), a new series of the Trust. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of Harbor Capital or PIMCO present and were represented throughout the process by legal counsel to the Independent Trustees and the Trust.

In considering the Fund’s proposed Investment Advisory and Subadvisory Agreements, the Board, including the Independent Trustees, evaluated a number of factors it considered relevant to its determination. The Board did not identify any single factor as all-important or controlling, and individual Trustees did not necessarily attribute the same weight or importance to each factor.

55

Harbor Funds—International & Strategic Markets

ADDITIONAL INFORMATION—Continued

Among the factors considered by the Trustees in approving the new Investment Advisory and Subadvisory Agreements were the following:

•

the nature, extent, and quality of the services expected to be provided by Harbor Capital and PIMCO, including the background, education, expertise and experience of the investment professionals of Harbor Capital and PIMCO to provide services to the Fund;

•	the favorable history, reputation, qualification and background of Harbor Capital and PIMCO, which is the subadviser to two other Harbor Funds;

•

the fees proposed to be charged by Harbor Capital and PIMCO for investment advisory and subadvisory services, respectively, including, the portion of the fee to be retained by Harbor Capital, after payment of the PIMCO’s fee, for the subadviser oversight, administration and manager of managers services Harbor Capital would provide;

•	the proposed fee and expense ratio of the Fund relative to the fees and expense ratios of the limited number of similar investment companies;

•	the investment performance of PIMCO in managing other accounts in a style similar to the style to be utilized in managing the Fund relative to the performance of a benchmark commodity index;

•	information received at regular meetings throughout the year related to services rendered by Harbor Capital, as well as PIMCO;

•

the compensation to be received by Harbor Services Group, the Fund’s transfer agent, and Harbor Funds Distributors, the Fund’s principal underwriter, in consideration of the services each will provide to the Fund, and any other benefits that inure to Harbor Capital and its affiliates as a result of their relationship with the Fund;

•	information received at regular meetings throughout the year related to Harbor Capital’s profitability;

•	the expected profitability of Harbor Capital with respect to the Fund, including the effect of revenues of Harbor Services Group and Harbor Funds Distributors on such profitability; and

•

the extent to which economies of scale might be realized as the Fund grows, and the extent to which the Fund’s proposed advisory fee level reflects any economies of scale for the benefit of Fund investors.

Nature, Scope and Extent of Services

In discussing the nature and quality of the services to be provided by Harbor Capital, the reasonableness of the overall compensation provided under the proposed advisory agreement and other considerations, the Trustees considered Harbor Capital’s ability, consistent with the manager of managers structure of the Trust, to identify and recommend to the Trustees quality subadvisers for the various for the Trust, to monitor and oversee the performance and investment capabilities of each subadviser, and to recommend the replacement of a subadviser where appropriate. The Trustees specifically considered Harbor Capital’s history as a manager of managers, including its history of replacing subadvisers for particular Funds in circumstances in which the Board and Harbor Capital had determined that a change in subadviser was in the best interests of the Fund and its shareholders, whether as a result of (i) long-term underperformance not explained by market conditions or market cycles relative to the subadviser’s investment style, (ii) prolonged style inconsistency, (iii) material adverse changes in management or personnel, or (iv) other factors, such as if Harbor Capital were to identify another subadviser believed to better serve the shareholders than the existing subadviser.

The Board evaluated the nature, scope and extent of Harbor Capital’s proposed services in light of the Board’s actual experience with Harbor Capital, as well as materials provided by the Adviser concerning the financial and other resources devoted by Harbor Capital to the Trust generally, including the breadth and depth of experience and expertise of the investment, administrative, legal and compliance professionals dedicated to the Trust’s operations. The Trustees noted that Harbor Capital had a favorable long-term record of identifying mutual fund products that proved to be attractive to investors and selecting quality subadvisers to manage such funds.

The Trustees determined that Harbor Capital has the expertise and resources to identify, select, oversee and monitor subadvisers and to operate effectively as the manager of managers for the Fund.

In discussing the nature and quality of the services to be provided by PIMCO, the Trustees considered PIMCO’s expertise in both the commodity and Treasury Inflation-Protected Security areas and the favorable record PIMCO enjoyed in various other asset classes. The Trustees also noted the significant experience of the proposed portfolio manager of the Fund in this asset class. In considering PIMCO’s composite performance in the same strategy relative, they noted that the lack of peer funds having a substantially identical strategy, but also noted that PIMCO’s composite record in the strategy was favorable to its index.

56

Harbor Funds—International & Strategic Markets

ADDITIONAL INFORMATION—Continued

Investment Performance, Advisory Fees and Expense Ratios

The Trustees observed that the limited data available concerning comparative fees and expense ratios showed that the Fund’s proposed contractual management fee was significantly higher than the average and median contractual fees of the peer group but that these figures did not take into account the incremental administration fee to which certain funds were subject. It was noted that the proposed net expense ratio of the Fund would be below the average and median expense ratios of the peer group. The Trustees also applied significant weight to management’s undertaking to limit the Fund’s Institutional Class expense ratio to 94 basis points and to revisit the contractual fee as experience was gained with the unique aspects of operation of the Fund. The Trustees also reviewed and determined to be reasonable, in relation to the services provided by each party, the split between the advisory fee paid to Harbor Capital and the subadvisory fee paid to PIMCO and, specifically, the net advisory fee retained by Harbor Capital. It was further noted that the gross and net Institutional Class expense ratios were reasonable and generally favorable to peer funds deemed appropriate based on the data presented at the meeting. The Trustees observed that the incremental expenses of the Administrative class relative to the Institutional Class data they considered would be comprised solely of Rule 12b-1 or transfer agent service fees, which the Board had reviewed separately on other occasions.

Profitability

The Trustees noted that Harbor Capital expected to operate the Fund initially at a loss (and had agreed to reduce or waive a portion of its advisory fee and or absorb Fund expenses while paying PIMCO its fee and/or pay or reimburse Fund expenses).

Economies of Scale

The Trustees determined that breakpoints in the Fund’s advisory fee were not necessary at the present time in light of, among other things, Harbor Capital’s forward looking approach to setting the contractual flat fee, its absorbing considerable Fund expenses during the initial period of the Fund’s operations while paying PIMCO its full subadviser’s fee and the uncertainty surrounding the unique aspects of the Fund’s operations and costs, and its future asset growth. It was agreed, however, that the Board would consider the issue of breakpoints in the Fund’s fee schedule at least annually as part of its annual investment contract review process for all of the Funds.

57

Harbor Funds—International & Strategic Markets

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2008)

Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-422-1050 or can be downloaded from our web site at www.harborfunds.com. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	17	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	17	None

John P. Gould (69) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	17	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (67) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	17	None
INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	17	None
FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (33) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (49) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (36) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with Harbor Capital Advisers, Inc. and Harbor Funds Distributors, Inc.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

58

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

12/2008/718,000	FD.AR.ISM

Annual Report

October 31, 2008

Fixed Income

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

Harbor Funds completed its most recent fiscal year ended October 31, 2008. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the Funds. The unmanaged indices do not reflect fees and expenses and are not available for direct investment. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2008
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	-16.37%	-16.59%	-16.72%
Harbor Bond Fund	0.95	0.71	N/A
Harbor Real Return Fund	-5.80	-6.10	N/A
Harbor Short Duration Fund	-0.37	-0.73	N/A
Harbor Money Market Fund	3.04	2.79	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2008

Merrill Lynch High-Yield Master II; domestic high-yield bonds	-26.52%
Barclays Capital Aggregate; domestic bonds	0.30
Barclays Capital U.S. TIPS; domestic bonds	-4.11
Citigroup 1 YR Treasury; domestic bonds	4.95
Merrill Lynch 1 to 3 YR U.S. Treasury; domestic bonds	6.85
Merrill Lynch 3-Month U.S. T-Bill; domestic short-term	2.72

	HARBOR FUND EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2004	2005	2006	2007	2008
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.85%	0.82%	0.81%	0.82%	0.77%	0.84%
Administrative Class	1.01	— [a]	1.05	1.07	1.02	0.94
Investor Class	1.27	1.25	1.21	1.20	1.14	0.96
Harbor Bond Fund
Institutional Class	0.57%	0.58%	0.58%	0.56%	0.55%	0.65%
Administrative Class	0.81	0.83	0.83	0.81	0.80	0.73
Harbor Real Return Fund
Institutional Class	N/A	N/A	0.57%[b,c]	0.56%	0.57%	0.61%
Administrative Class	N/A	N/A	0.82 [b,c]	0.82	0.82	0.72
Harbor Short Duration Fund
Institutional Class	0.31%	0.39%	0.39%	0.39%	0.38%	0.62%
Administrative Class	0.55	0.64	0.64	0.64	0.63	0.74
Harbor Money Market Fund
Institutional Class	0.29%	0.35%	0.32%	0.28%	0.28%	0.60%
Administrative Class	0.53	0.60	0.57	0.53	0.53	0.68

1	Harbor Funds’ expense ratios reflect operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2008 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Assets in this class were too small to incur any expense for the period.
b	Annualized.
c	For the period December 1, 2005 (inception) through October 31, 2006.

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

Fiscal 2008 will be remembered as the year the credit crisis that began over a year ago in subprime mortgages widened into a broad based financial crisis that adversely affected financial markets and economies worldwide. The U.S. government, and governments around the world, responded to the financial crisis with new programs designed to stabilize financial markets and restore confidence. The Federal Reserve lowered the federal funds rate to 1.00% by fiscal year end, a decline of 3.50% for the year. Despite the efforts to stabilize markets, economic growth slowed or contracted in countries around the world and financial markets gave investors few choices for positive returns.

The Dow Jones Wilshire 5000, a broad measure of the U.S. stock market, declined 36.43%

for the fiscal year ended October 31, 2008. This was the most significant annual decline in U.S. equity markets in over 70 years. The decline was sharp, particularly as the fiscal year ended. Almost two-thirds of the domestic equity market’s decline occurred in the last two months of the fiscal year as severely reduced liquidity in the financial markets and fears of rapidly slowing global economic conditions caused deleveraging and a flight to quality around the world.

Stock markets outside the U.S. were down even more significantly than U.S. equity markets. The MSCI EAFE Index of stocks in developed international markets was down 46.62% in U.S. dollars. Weakness in the U.S. dollar contributed about 5.3% to the decline.

Fiscal 2008 marked the first year of declines in equities following five consecutive years of generally strong returns around the world. Late in the fiscal year, equity markets experienced great volatility. On some days markets were up by several percentage points only to be followed by declines of similar magnitude a few days later.

Within the credit markets, investors sought safety in U.S. Treasury securities, especially shorter maturities, causing Treasury prices to rise and yields to fall. The yield of the 10-Year Treasury Note was 3.97% on October 31, 2008, down from 4.48% at the 2007 fiscal year end. With the flight to quality, yield spreads widened appreciably driving prices down for almost all other fixed income segments. The high-yield bond market was down by more than 25%. The broad taxable bond market was up less than 1%. Money market yields declined during the fiscal year as short term rates moved lower, although money market funds were among the few investments that delivered positive returns throughout the year.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2008
		Annualized
Fixed Income	1 Year	5 Years	10 years	30 Years
Merrill Lynch High-Yield Master II (high yield bonds)	-26.52%	0.20%	2.70%	N/A
Barclays Capital Aggregate (domestic bonds)	0.30	3.48	5.00	8.40%
Barclays Capital U.S. TIPS (inflation-protected bonds)	-4.11	3.14	6.12	N/A
Merrill Lynch 1 to 3 YR U.S. Treasury (short duration returns)	6.85	3.81	4.56	N/A
Merrill Lynch 3-Month U.S. T-Bill (proxy for money market returns)	2.72	3.27	3.52	6.43

Equities
Dow Jones Wilshire 5000 (entire U.S. stock market)	-36.43	0.81	1.27	11.36
S & P 500 (large cap stocks)	-36.10	0.26	0.40	11.39
MSCI EAFE (foreign stocks)	-46.62	3.60	1.67	8.69
MSCI World (global stocks)	-41.85	1.73	0.77	9.24

Harbor Fixed Income Funds

Returns of the Harbor fixed income funds reflected the turmoil in credit markets. The Harbor Bond Fund (Institutional Class) had a return of 0.95% while outperforming its Barclays Capital (formerly Lehman Brothers) Aggregate benchmark by 65 basis points, or 0.65 percentage point. Harbor Bond also continued to beat the index for the last five years and ten years.

The Harbor High-Yield Bond Fund (Institutional Class) was down 16.37%, although the Fund beat its Merrill Lynch High Yield Master II Index benchmark by 10 percentage points. The Harbor High-Yield Bond Fund also outperformed the index for the last five years.

3

The Harbor Money Market Fund (Institutional Class) had a return of 3.04%, outpacing its benchmark, the Merrill Lynch 3-Month Treasury Bill Index, by 32 basis points for the fiscal year.

Comments by the portfolio managers of each fixed income and commodity fund can be found beginning on page 6.

Harbor Participates in U.S. Treasury Guarantee Program for Money Market Funds

The Harbor Funds’ Board of Trustees voted on October 7, 2008 for the Harbor Money Market Fund to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds. After the end of fiscal 2008, the trustees voted again on December 2, 2008 to participate in the Treasury Department’s extension of the guarantee, which is now scheduled to expire April 30, 2009, unless extended again by the Treasury Department and the Harbor Funds’ Board of Trustees. Even though it is highly unlikely that the Fund would ever need coverage under the Temporary Guarantee Program, the Trustees and Harbor Capital Advisors (the adviser to Harbor Funds and the Harbor Money Market Fund) believe it is in the best interests of Fund shareholders to participate in this program. By the Fund’s participation, certain Fund shareholders will have additional protections during this period of temporary dislocations in the credit markets. For further information on the Harbor Money Market Fund’s participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds, please visit www.harborfunds.com.

Risk Tolerance and Diversification

Many investors are reconsidering their risk tolerances, asset allocations and diversification following the swift and significant declines in the financial markets late in the fiscal year. We would encourage all investors to do the same. Longer term history suggests that equity markets have had about one negative year for every two or three positive years. History also suggests that equities occasionally will have a year of significant decline such as that experienced in fiscal 2008. Past performance is not a guarantee of future results yet it helps put in perspective what all investors experienced in fiscal 2008.

While no investor ever wants to see a decline in the value of his or her portfolio, there is risk with any investment and sometimes returns will be negative, particularly in the shorter term. Investors should reconsider their risk tolerances as they reevaluate their portfolios.

Investors may also question the value of diversification following a year like fiscal 2008 when many financial markets seemed to move in the same direction at the same time. While almost all financial assets lost value in fiscal 2008, a well diversified portfolio with equities, fixed income and cash still outperformed portfolios with greater concentrations of equities.

No one can predict with certainty when the financial markets will recover. Faced with such uncertainty, experienced investors know that staying with their investment discipline generally enhances the opportunities for success over the long term. We encourage all investors to stick with a diversified asset allocation that is consistent with their risk tolerance.

Thank you for your investment in Harbor Funds.

December 15, 2008

David G. Van Hooser

Chairman

4

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since

its inception in 2002.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds.

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

The developments in the global financial markets during the last few months will no doubt mark one of the most dramatic periods on record. At the root of the problem was the continued deterioration of residential and commercial loans on the balance sheets of many financial institutions. However, during September-October, the magnitude and breadth of the problems seemed monumental. In just a three-week period, the U.S. government in effect nationalized Fannie Mae, Freddie Mac, and AIG; Lehman Brothers filed for bankruptcy; Washington Mutual was seized by federal regulators; and Merrill Lynch and Wachovia were acquired at fire sale prices. The bankruptcy of Lehman Brothers represented a tipping point where the market swung from anxiousness to acute concern, and then to panic. Subsequent to this event, global credit markets effectively froze, as only government debt was perceived as safe. These dramatic developments and the increasing likelihood of a prolonged recession pummeled virtually every asset class.

The average of the top five high-yield bond indices declined -25.73% over the 12 months ended October 31, 2008. Surprisingly, the damage was not caused by rising default rates or fundamental credit deterioration. In fact, the most significant forces affecting the high-yield market were the technical reverberations from other financial markets, combined with poor liquidity and the overhang of inventory as several troubled investment banks, brokers, and insurers restructured their operations. Moreover, forced liquidations by hedge funds meeting redemptions and margin calls led to indiscriminate selling and increased selling pressure. The average price of a bond in the Merrill Lynch High-Yield Master II Index slid from $92.86 at the beginning of the fiscal year to $62.63 as of October 31, 2008. Yield spreads, the risk premium for investing in high-yield bonds, as measured by the Merrill Lynch High-Yield Master II Index, rose to 1,617 basis points, or 16.17 percentage points, from 592 basis points on December 31, 2007.

PERFORMANCE

Although the Harbor High-Yield Bond Fund generated a negative return for fiscal 2008, the Fund significantly outperformed its benchmark. The Fund was down -16.37% (Institutional Class), -16.59% (Administrative Class), and -16.72% (Investor Class), versus a decline of -26.52% by the Merrill Lynch High-Yield Master II Index. From a longer-term perspective, the Fund also outperformed the index for the five years ended October 31, 2008.

Security selection was a primary contributor to the Fund’s outperformance for the 2008 fiscal year, particularly in the media/cable, technology, health care, and support services sectors. Industry allocations also benefited returns, specifically the portfolio’s underweight in printing and publishing, higher concentration in health care, and zero weighting in banking, consumer financing, and real estate. CCC-rated bonds and deeply discounted bonds (i.e., securities priced below $80) were the worst-performing quality sectors within

5

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Cablevision Systems Corp.	1.8%
DirecTV Holdings LLC	1.7
ARAMARK Corp.	1.6
Goodyear Tire & Rubber Co.	1.5
Corrections Corp. of America	1.3
Owens-Illinois Inc.	1.2
Domtar Corp.	1.2
Citizens Communications Co.	0.9
Lucent Technologies Inc.	0.9
Comcast Corp.	0.9

the overall market. Below-benchmark exposure and positive selection in those sectors were significant contributors to the Fund’s outperformance.

As of October 31, 2008, the portfolio was positioned with an expectation that the U.S economy will experience a protracted recession. We have strategically minimized the portfolio’s exposure to sectors that rely on consumer discretionary spending or that are exposed to the homebuilding or automotive sectors. Moreover, we have focused our investments on issuers we believe have reasonable debt levels and flexibility within their capital structures to withstand a substantial economic downturn. We also have minimized the Fund’s holdings in issuers that may need to access the capital markets in the next 12 to 18 months, since credit rationing by financial institutions may continue at least through 2009.

OUTLOOK AND STRATEGY

The U.S. economy is reeling from a broken banking system. Small businesses have panicked as banks have become unwilling to lend, and large corporations are drawing down their lines of credit to ensure that they have the capital required to meet their obligations before nervous banks sever their financial lifelines. Credit is the oil of the U.S. economic engine, and without credit, job creation and business expansion are thwarted. Unfortunately, until home prices stabilize, the U.S. economy cannot sustain a meaningful rebound. The other key variable contributing to economic weakness in the U.S. is household debt, which has soared to approximately $14 trillion, nearly equal to the annual output of the entire domestic economy. The significant debt of U.S. consumers will likely cause further defaults in home mortgages, as well as delinquencies on credit card receivables, student loans, home equity loans, and auto loans. Consumers have been on a spending binge since 2000, and they will need to re-liquefy and repair their personal balance sheets before a recovery can be sustainable. The projected pullback in consumer spending has caused a consumer-led recession that could be deep and prolonged. With nearly 70% of the U.S. economy predicated on consumer spending, a major curtailment of their expenditures will adversely impact GDP.

We expect the high-yield market to face challenges over the next several quarters. High-yield default rates are forecasted to approach 3.5% by the end of 2008, and could jump to the 8% or 9% range by the end of 2009 due to a faltering economy and some issuers’ inability to fund their short-term cash requirements. Given the recent fear, panic, and ostensible capitulation by some investors, we may be nearing a bottom despite major uncertainties. The unwinding of risk is painful but necessary in order to unravel years of excess in which many investors took for granted the risk and leverage required to achieve outsized returns. In the future, once the fear and panic subside, there could be significant opportunity for capital appreciation in the high-yield bond market. However, patience, perseverance, and solid credit skills will be required to successfully navigate these unsettling times.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	024

Cusip	411511553

Ticker	HYFAX

Inception Date	12-01-2002

Net Expense Ratio	0.77%

Total Net Assets (000s)	$47,862

ADMINISTRATIVE CLASS

Fund #	224

Cusip	411511546

Ticker	HYFRX

Inception Date	12-01-2002

Net Expense Ratio	1.02%

Total Net Assets (000s)	$501

INVESTOR CLASS

Fund #	424

Cusip	411511538

Ticker	HYFIX

Inception Date	12-01-2002

Net Expense Ratio	1.14%

Total Net Assets (000s)	$6,993

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	178	1,762

Average Market Coupon	7.56%	8.14%

Yield to Maturity	13.25%	18.97%

Weighted Average Maturity	5.67 years	6.86 years

Weighted Average Duration	2.96 years	3.99 years

Weighted Average Credit Quality	B1/B+	B1

R-Squared	95.96%	N/A

Beta vs. Merrill Lynch High-Yield Master II Index	0.68	1.00

Portfolio Turnover Rate—	65%	N/A
(Year Ended 10-31-2008)

SECTOR ALLOCATION (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

CREDIT QUALITY (% of investments)

7

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12-01-2002 through 10-31-2008

The graph compares a $50,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor High-Yield Bond Fund
Institutional Class	-16.37%	2.10%	4.38%	12-01-2002	$64,427
Comparative Index
Merrill Lynch High-Yield Master II	-26.52	0.20	4.06	—	$63,261

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch High-Yield Master II Index. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor High-Yield Bond Fund
Administrative Class	-16.59%	1.85%	4.14%	12-01-2002	$12,715
Investor Class	-16.72	1.66	3.97	12-01-2002	$12,588
Comparative Index
Merrill Lynch High-Yield Master II	-26.52	0.20	4.06	—	$12,652

As stated in the Fund’s current prospectus, the expense ratios were 0.82% (Net) and 0.95% (Gross) (Institutional Class); 1.07% (Net) and 1.20% (Gross) (Administrative Class); and 1.20% (Net) and 1.33% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

8

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 21.6%)

CONVERTIBLE BONDS—2.6%
Principal Amount (000s)		Value (000s)

COMMERCIAL SERVICES & SUPPLIES—0.2%
	VeriFone Holdings Inc.
$200	2.125%—06/15/2012[1]	$128

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—0.1%
	Qwest Communications International Inc.
$100	3.500%—11/15/2025	$77

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.3%
	L-1 Identity Solutions Inc.
350	3.750%—05/15/2027	187

HEALTH CARE EQUIPMENT & SUPPLIES—0.7%
	Integra LifeScience Holdings Corp.
500	2.375%—06/01/2012[1]	364

HEALTH CARE PROVIDERS & SERVICES—0.1%
	Omnicare Inc.
100	3.250%—12/15/2035	49

HOTELS, RESTAURANTS & LEISURE–0.4%
	Shuffle Master Inc.
250	1.250%—04/15/2024	232

PHARMACEUTICALS–0.8%
	Mylan Inc.
150	1.250%—03/15/2012	100
	Wyeth
350	2.621%—01/15/2024[2]	337

		437

TOTAL CONVERTIBLE BONDS (Cost $1,858)		1,474

CORPORATE BONDS & NOTES—75.8%
AEROSPACE & DEFENSE—1.6%
	Alliant Techsystems Inc.
250	6.750%—04/01/2016	208
	Hexcel Corp.
150	6.750%—02/01/2015	115
	L-3 Communications Corp.
250	7.625%—06/15/2012	233
	Moog Inc.
250	7.250%—06/15/2018[1]	201
	TransDigm Inc.
150	7.750%—07/15/2014	120

		877

AUTO COMPONENTS—1.6%
	Goodyear Tire & Rubber Co.
900	6.678%—12/01/2009[2]	829
98	8.625%—12/01/2011	83

		912

BEVERAGES—0.8%
	Constellation Brands Inc.
500	7.250%—05/15/2017	418

CAPITAL MARKETS—0.3%
	Nuveen Investments Inc.
250	5.000%—09/15/2010	86
200	10.500%—11/15/2015[1]	55

		141

CHEMICALS—1.6%
	Airgas Inc.
250	7.125%—10/01/2018[1]	206

9

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CHEMICALS—Continued
	Nalco Co.
$450	7.750%—11/15/2011	$412
200	8.875%—11/15/2013	173

		585

	Rockwood Specialties Group Inc.
100	7.500%—11/15/2014	83

		874

COMMERCIAL SERVICES & SUPPLIES—7.8%
	Allied Waste North America Inc.
250	6.375%—04/15/2011	231
500	7.125%—05/15/2016	443

		674

	ARAMARK Corp.
1,000	8.500%—02/01/2015	860

	Cardtronics Inc.
100	9.250%—08/15/2013	79

	Casella Waste Systems Inc.
150	9.750%—02/01/2013	133

	Corrections Corp. of America
750	7.500%—05/01/2011	710

	Education Management LLC
300	8.750%—06/01/2014	221
200	10.250%—06/01/2016	139

		360

	FTI Consulting Inc.
500	7.750%—10/01/2016	466

	Iron Mountain Inc.
100	6.625%—01/01/2016	81
350	7.750%—01/15/2015	303
150	8.625%—04/01/2013	138

		522

	Mac-Gray Corp.
300	7.625%—08/15/2015	284
	Waste Services Inc.
350	9.500%—04/15/2014	282
	West Corp.
100	9.500%—10/15/2014	55

		4,425

COMMUNICATIONS EQUIPMENT—0.9%
	Lucent Technologies Inc.
500	5.500%—11/15/2008	491

CONTAINERS & PACKAGING—4.0%
	Ball Corp
350	6.875%—12/15/2012	324
	BWAY Corp.
150	10.000%—10/15/2010	128
	Crown Americas LLC
500	7.625%—11/15/2013	443
	Graham Packaging
300	8.500%—10/15/2012	220
	Graphic Packaging International Inc.
250	8.500%—08/15/2011	210

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CONTAINERS & PACKAGING—Continued
	Owens Brockway Glass Container Inc.
$250	6.750%—12/01/2014	$218
	Owens-Illinois Inc.
700	7.500%—05/15/2010	672

		2,215

DIVERSIFIED CONSUMER SERVICES—0.7%
	Service Corp. International
250	7.500%—04/01/2027	174
250	7.375%—10/01/2014	206

		380

DIVERSIFIED TELECOMMUNICATION SERVICES—5.2%
	Cincinnati Bell Inc.
150	6.300%—12/01/2028	85
350	8.375%—01/15/2014	255

		340

	Citizens Communications Co.
600	6.250%—01/15/2013	500
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[1]	254
	Qwest Capital Funding Inc.
250	7.250%—02/15/2011	193
	Qwest Communications International Inc.
75	5.649%—02/15/2009[2]	73
	Qwest Corp.
500	7.875%—09/01/2011	436
	Syniverse Technologies Inc. Series B
350	7.750%—08/15/2013	280
	Time Warner Telecom Holdings Inc.
250	9.250%—02/15/2014	204
	Windstream Corp.
350	7.000%—03/15/2019	215
500	8.625%—08/01/2016	380

		595

		2,875

ELECTRIC UTILITIES—1.9%
	Edison Mission Energy
500	7.000%—05/15/2017	398
250	7.200%—05/15/2019	189

		587

	Mirant Americas Generation LLC
500	8.300%—05/01/2011	461

		1,048

ELECTRICAL EQUIPMENT—0.7%
	Baldor Electric Co.
500	8.625%—02/15/2017	385

ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
	Celestica Inc.
400	7.625%—07/01/2013	326
100	7.875%—07/01/2011	91

		417

	Flextronics International Ltd.
150	6.500%—05/15/2013	117

		534

10

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

ENERGY EQUIPMENT & SERVICES—3.3%
	Basic Energy Services Inc.
$250	7.125%—04/15/2016	$166
	Bristow Group Inc.
500	7.500%—09/15/2017	378
	Complete Production Services Inc.
250	8.000%—12/15/2016	171
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	149
	Helix Energy Solutions Group Inc.
350	9.500%—01/15/2016[1]	226
	Hornbeck Offshore Services Inc.
350	6.125%—12/01/2014	259
	Key Energy Services Inc.
250	8.375%—12/01/2014	186
	SandRidge Energy Inc.
400	8.000%—06/01/2018[1]	268

		1,803

FOOD & STAPLES RETAILING—0.9%
	Ingles Markets Inc.
250	8.875%—12/01/2011	221
	Stater Brothers Holdings
350	7.750%—04/15/2015	289

		510

FOOD PRODUCTS—1.0%
	B&G Foods Inc.
100	8.000%—10/01/2011	86
	Del Monte Corp.
250	8.625%—12/15/2012	227
	Michael Foods Inc.
125	8.000%—11/15/2013	109
	NBTY Inc.
150	7.125%—10/01/2015	113

		535

GAS UTILITIES—2.5%
	Dynegy Holdings Inc.
300	6.875%—04/01/2011	252
300	8.375%—05/01/2016	224

		476

	Ferrellgas Partners LP
100	8.750%—06/15/2012	76
	Inergy Finance Corp.
250	6.875%—12/15/2014	186
250	8.250%—03/01/2016	193

		379

	Markwest Energy Partners LP
250	8.750%—04/15/2018	181
	Suburban Propane Partners LP
350	6.875%—12/15/2013	271

		1,383

HEALTH CARE EQUIPMENT & SUPPLIES—0.2%
	Universal Hospital Services Inc.
150	6.303%—06/01/2015[2]	103

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—4.8%
	Biomet Inc.
$500	10.000%—10/15/2017	$463
	Community Health Systems Inc.
350	8.875%—07/15/2015	295
	DaVita Inc.
500	7.250%—03/15/2015	430
	DJO Finance LLC
400	10.875%—11/15/2014	324
	HCA Healthcare Co.
150	8.750%—09/01/2010	133
	HCA Inc.
200	6.750%—07/15/2013	129
100	9.250%—11/15/2016	85

		214

	IASIS Healthcare LLC
150	8.750%—06/15/2014	119
	Omnicare Inc
250	6.875%—12/15/2015	194
	Psychiatric Solutions Inc.
400	7.750%—07/15/2015	331
	Res-Care Inc.
100	7.750%—10/15/2013	90
	United Surgical Partners International Inc.
100	8.875%—05/01/2017	65

		2,658

HOTELS, RESTAURANTS & LEISURE—2.8%
	Chukchansi Economic Development Authority
100	6.328%—11/15/2012[1,2]	54
500	8.000%—11/15/2013[1]	268

		322

	Global Cash Access LLC
162	8.750%—03/15/2012	137
	Mandalay Resort Group
100	7.000%—11/15/2036	99
	Mohegan Tribal Gaming Authority
200	6.375%—07/15/2009	177
	Penn National Gaming Inc.
100	6.875%—12/01/2011	85
	Pinnacle Entertainment Inc.
50	8.250%—03/15/2012	35
	Scientific Games Corp.
200	7.875%—06/15/2016[1]	152
	Seneca Gaming Corp.
250	7.250%—05/01/2012	169
	Speedway Motorsports Inc.
250	6.750%—06/01/2013	191
	Vail Resorts Inc.
250	6.750%—02/15/2014	193

		1,560

HOUSEHOLD PRODUCTS—0.5%
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	134
	Visant Holding Corp.
200	8.750%—12/01/2013	139

		273

11

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—4.1%
	El Paso Corp.
$350	7.000%—06/15/2017	$269
500	7.250%—06/01/2018	378

		647

	Energy Future Holdings
350	10.875%—11/01/2017[1]	271
	IPALCO Enterprises Inc.
500	7.250%—04/01/2016[1]	420
	NRG Energy Inc.
650	7.375%—02/01/2016-01/15/2017	564
	Texas Competitive Electric Holdings Co. LLC
100	10.250%—11/01/2015[1]	76
	Williams Partners LP
400	7.250%—02/01/2017	318

		2,296

INDUSTRIAL—0.6%
	Nielsen Finance LLC
450	10.000%—08/01/2014	329

IT SERVICES—1.6%
	Broadridge Financial Solutions Inc.
46	6.125%—06/01/2017	33
	Sungard Data Systems Inc.
250	3.750%—01/15/2009	245
550	9.125%—08/15/2013	459
175	10.250%—08/15/2015	123

		827

		860

LEISURE EQUIPMENT & PRODUCTS—0.3%
	Leslie’s Poolmart
200	7.750%—02/01/2013	155

MACHINERY—0.9%
	SPX Corp.
350	7.625%—12/15/2014[1]	295
	Terex Corp.
250	8.000%—11/15/2017	186

		481

MEDIA—10.9%
	Allbritton Communications Co.
150	7.750%—12/15/2012	103
	Cablevision Systems Corp.
1,000	8.334%—04/01/2009[2]	975
	Comcast Corp.
500	5.119%—07/14/2009[2]	479
	DirecTV Holdings LLC
1,000	8.375%—03/15/2013	943
	Echostar DBS Corp.
500	6.375%—10/01/2011	446
300	6.625%—10/01/2014	242
200	7.125%—02/01/2016	162

		850

	Hughes Network Systems LLC
350	9.500%—04/15/2014	299
	Intelsat Corp.
250	9.250%—06/15/2016[1]	209

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Intelsat Jackson Hldg.
$250	11.250%—06/15/2016	$215
	Intelsat Subsidiary Holding Co. Ltd.
500	8.500%—01/15/2013[1]	438
	Kabel Deutschland GmbH
150	10.625%—07/01/2014	127
	Lamar Media Corp.
350	6.625%—08/15/2015	259
	Mediacom Broadband LLC
100	8.500%—10/15/2015	75
	Mediacom LLC
150	9.500%—01/15/2013	119
	Quebecor Media Inc.
200	7.750%—03/15/2016	140
	Time Warner Inc.
500	2.405%—11/13/2009[2]	470
	Videotron Ltd.
250	6.875%—01/15/2014	209
250	9.125%—04/15/2018[1]	220

		429

		6,130

METALS & MINING—1.4%
	AK Steel Corp.
250	7.750%—06/15/2012	201
	Arch Western Finance LLC
450	6.750%—07/01/2013	380
	Freeport-McMoRan Copper & Gold Inc.
250	8.375%—04/01/2017	197

		778

OIL, GAS & CONSUMABLE FUELS—6.0%
	Berry Petroleum Co.
150	8.250%—11/01/2016	100
	Chesapeake Energy Corp.
250	6.500%—08/15/2017	185
	Denbury Resources Inc.
250	7.500%—04/01/2013	185
	Encore Acquisition Co.
250	6.000%—07/15/2015	165
250	7.250%—12/01/2017	166

		331

	Exco Resources Inc.
350	7.250%—01/15/2011	285
	Foundation PA Coal Co.
300	7.250%—08/01/2014	241
	Mariner Energy Inc.
250	8.000%—05/15/2017	149
	Massey Energy Co.
350	6.875%—12/15/2013	285
	Peabody Energy Corp.
250	7.375%—11/01/2016	213
	PetroHawk Energy Corp.
500	7.875%—06/01/2015[1]	341
	Petroplus Finance Ltd.
250	6.750%—05/01/2014[1]	169

12

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Quicksilver Resources Inc.
$150	8.250%—08/01/2015	$105
	Range Resources Corp.
300	7.250%—05/01/2018	244
	Stone Energy Corp.
250	8.250%—12/15/2011	205
	W&T Offshore Inc.
400	8.250%—06/15/2014[1]	266

		3,304

PAPER & FOREST PRODUCTS—2.3%
	Domtar Corp.
750	7.875%—10/15/2011	649
	Georgia Pacific Corp.
500	8.125%—05/15/2011	424
	NewPage Corp.
200	10.000%—05/01/2012	137
	Verso Paper Holdings LLC
100	9.125%—08/01/2014	54

		1,264

PHARMACEUTICALS—0.4%
	Warner Chilcott Corp.
250	8.750%—02/01/2015	220

REAL ESTATE—0.8%
	Omega Healthcare Investors Inc.
500	7.000%—04/01/2014	418

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.5%
	Ventas Realty LP
350	6.750%—04/01/2017	289

SPECIALTY RETAIL—0.4%
	Sally Holdings LLC
250	9.250%—11/15/2014	200

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

TEXTILES, APPAREL & LUXURY GOODS—0.2%
	Phillips-Van Heusen Corp.
$125	8.125%—05/01/2013	$108

WIRELESS TELECOMMUNICATION SERVICES—1.3%
	American Tower Corp.
250	7.000%—10/15/2017[1]	219
	Centennial Communications Corp.
350	8.125%—02/01/2014	301
250	9.633%—01/01/2013[2]	191

		492

		711

TOTAL CORPORATE BONDS & NOTES (Cost $50,875)		41,943

SHORT-TERM INVESTMENTS—21.2%
(Cost $11,715)
REPURCHASE AGREEMENTS—21.2%
11,715	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Bank Note (market value $11,951)	11,715

TOTAL INVESTMENTS—99.6% (Cost $64,448)		55,132

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		224

TOTAL NET ASSETS—100.0%		$55,356

1	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2008, these securities were valued at $5,100 or 9% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2008.

The accompanying notes are an integral part of the financial statements.

13

[THIS PAGE INTENTIONALLY LEFT BLANK]

14

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

Over the 12 months ended October 31, 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the United Kingdom steepened as investors fled to the safety of government bonds, especially those with shorter maturities. To forestall a recession and unfreeze credit markets during the early part of the fiscal year, the Federal Reserve initially eased interest rates by 250 basis points, or 2.5 percentage points, and took several unconventional steps: it made several hundred billion dollars of liquidity facilities available to the financial system against an expanded range of collateral, opened its discount window to investment banks, and arranged the rescue of Bear Stearns.

During the middle part of the fiscal year, the central bank paused to reassess a U.S. economy buffeted by conflicting pressures of weakening economic indicators on one side and the threat of inflation on the other. However, the crisis, which was originally thought to be contained within the housing market, gradually spread to the corporate sector. The month of September featured a succession of shocking events. These included the Treasury’s bailout of mortgage agencies Fannie Mae and Freddie Mac and insurer AIG, as well as the realignment of the biggest U.S. investment banks via bankruptcy, merger, recapitalization, or transformation into bank holding companies. In early October the U.S. Congress approved the $700 billion Troubled Asset Relief Program proposed by the Treasury and the Federal Reserve to help unclog the flow of credit.

PERFORMANCE

The Harbor Bond Fund outperformed the Barclays Capital Aggregate Index for the fiscal year and continued its longer-term outperformance of the benchmark. The Fund returned 0.95% (Institutional Class) and 0.71% (Administrative Class), compared with the benchmark’s return of 0.30%. The Fund also outperformed the index for the five-year and ten-year periods ended October 31, 2008.

The following is a summary of the main contributors to the portfolio’s outperformance relative to its benchmark for the 2008 fiscal year.

Non-U.S. duration. The portfolio was positioned on the front ends of yield curves in certain developed countries outside the U.S., such as the U.K. and Australia, where we felt that the market had not fully priced in a slowdown. This paid off as markets began to price in rate cuts by global central banks.

Curve steepening biases. In the U.S., the U.K., Australia, and the eurozone, the portfolio was positioned for yield curve steepening, which occurred to a significant extent at the end of calendar 2007 and over the last four months of the fiscal year.

Underweight to corporates. Though we added to the portfolio’s corporate positioning, we stayed underweight. As spreads ballooned, this was a source of outperformance.

Short positions in the pound and euro. Expecting rate cuts in the U.K. and a shift in monetary policy from tightening to loosening in Europe, we expected the pound and the euro to come under pressure. In the summer of 2008, as the global recession became more likely, both currencies began to depreciate.

15

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association TBA (6.000% - 11/13/2008)	31.6%
Federal National Mortgage Association TBA (6.000% - 12/11/2038)	19.8
Federal National Mortgage Association TBA (5.500% - 11/13/2008)	9.2
Federal National Mortgage Association (5.500% - 12/11/2038)	6.8
Federal National Mortgage Association TBA (5.000% - 11/13/2008)	6.4
Federal National Mortgage Association TBA (5.000% - 12/11/2038)	4.6
Federal National Mortgage Association (5.500% - 06/01/2038)	4.4
Federal National Mortgage Association (5.500% - 02/01/2035)	3.5
Federal National Mortgage Association (5.000% - 03/01/2036)	3.0
U.S. Treasury Bonds (2.000% - 07/15/2014)	2.9

The following is a summary of major detractors from portfolio performance relative to the benchmark.

Overweight to agency mortgage-backed securities. As the financial system de-levered, large institutions sold their most liquid assets to raise cash; in many cases, their most liquid assets were agency mortgage-backed securities. Spreads on agency mortgages widened to well over 200 basis points over Treasuries. We believe this represents a significant source of value given the formerly implicit, and now explicit, guarantee on Fannie and Freddie issues.

Overweight to financials. When Bear Stearns was taken over by JPMorgan with government assistance in March, we saw opportunities in banks under the umbrella of the federal government, banks that we felt were “too intertwined to fail.” Lehman Brothers, unfortunately, stood outside this umbrella; as a result, holdings in Lehman Brothers were a significant detractor from portfolio performance. Our overweight to financials such as JPMorgan, Goldman Sachs, and Bank of America hurt performance as well.

Exposure to emerging market (EM) currencies. We expected EM currencies to outperform developed currencies given strong reserve balances and monetary policy bodies that were tightening to contain inflation, rather than cutting. In the past six months, EM currencies detracted from performance as effects of the global slowdown have been felt in places like Brazil, Mexico, and Southeast Asia.

OUTLOOK AND STRATEGY

We believe that the crisis in credit and financial markets will cause developed economies to operate well below potential for some time. Emerging economies are likely to fare better but will not enjoy a complete decoupling from the credit-induced slowdown in the U.S., Europe, and the U.K.

With respect to portfolio strategy, we plan to:

•	Continue to employ defensive strategies with a focus on high-quality assets;
•	Remain neutral to slightly overweight duration, including exposure to Europe and the U.K., as rates appear unlikely to rise as economies weaken;
•	Emphasize the short end of yield curves in the U.S., Europe, and the U.K. to benefit from potential central bank easing and a continued flight to high-quality, short-maturity assets;
•	Continue to overweight agency mortgage pass-throughs, which currently offer relatively high yields and strong credit quality;
•

Hold positions in bonds of financial companies despite price declines; our exposure is focused on companies that are deemed to be under the Federal Reserve’s umbrella and should be positioned to benefit over the longer term from recapitalization, de-leveraging, and greater balance sheet transparency;

•	Hold modest levels of municipal bonds, especially those with longer maturities, which present minimal default risk and currently offer historically attractive yields compared to taxable bonds;
•	Retain modest exposure to emerging market currencies that should gain versus the U.S. dollar because of more robust economic growth; and
•	Retain a focus on cash, collateral, and counterparty risk management as the credit crisis persists.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor Bond Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

16

Harbor Bond Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	014

Cusip	411511108

Ticker	HABDX

Inception Date	12-29-1987

Net Expense Ratio	0.55%

Total Net Assets (000s)	$3,667,809

ADMINISTRATIVE CLASS

Fund #	214

Cusip	411511686

Ticker	HRBDX

Inception Date	11-01-2002

Net Expense Ratio	0.80%

Total Net Assets (000s)	$74,208

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	359	9,256

Average Market Coupon	4.75%	5.31%

Yield to Maturity	7.23%	5.68%

Weighted Average Maturity	7.30 years	7.32 years

Weighted Average Duration	6.24 years	4.71 years

Weighted Average Credit Quality	AA+	AA1/AA2

Portfolio Turnover Rate— (Year Ended 10-31-2008)	514%	N/A

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

17

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Bond Fund
Institutional Class	0.95%	3.98%	5.49%	12-29-1987	$17,063
Comparative Index
Barclays Capital Aggregate	0.30	3.48	5.00	—	$16,290

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital Aggregate Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Bond Fund
Administrative Class	0.71%	3.71%	4.16%	11-01-2002	$12,768
Comparative Index
Barclays Capital Aggregate	0.30	3.48	3.72	—	$12,449

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Net) and 0.57% (Gross) (Institutional Class) and 0.81% (Net) and 0.82% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

18

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -73.7%)

ASSET-BACKED SECURITIES—3.3%
Principal Amount (000s)		Value (000s)

	ACE Securities Corp.
	Series 2006-ASP5 Cl. A2A
$1,003	3.339%—10/25/2036[1,2]	$994
	American Express Credit Corp. MTN[3]
4,400	5.875%—05/02/2013[2]	3,682
	Argent Securities Inc. Pass Through Certificates
	Series 2006-M2 Cl. A2A
470	3.309%—09/25/2036[1,2]	466
	Asset Backed Funding Certificates
	Series 2006-HE1 Cl. A2A
1,845	3.319%—01/25/2037[1,2]	1,750
	BA Credit Card Trust
4,200	5.140%—04/15/2013[1,2]	3,852
21,300	5.260%—12/15/2014[1,2]	18,087

		21,939

	Banc of America Commercial Mortgage Inc.
2,500	5.745%—02/10/2051[4]	1,874
	Bank of America Credit Card Trust
25,700	5.760%—12/16/2013[1,2]	23,179
	Bear Stearns Commercial Mortgage Securities
2,745	5.116%—02/11/2041[4]	2,242
2,100	5.471%—01/12/2045[2,4]	1,573
7,700	5.703%—06/11/2050	6,022

		9,837

	Citigroup/Deutsche Bank Commercial Mortgage
2,600	5.322%—12/11/2049	1,925
	Countrywide Asset-Backed Certificates
	Series 2006-16 Cl. 2A1
494	3.309%—12/25/2046[1,2]	489
	Series 2006-19 Cl. 2A1
1,696	3.319%—03/25/2037[1,2]	1,655
	Series 2001-BC3 Cl. A
371	3.739%—12/25/2031[1,2]	243

		2,387

	Credit Suisse Mortgage Capital Certification
700	5.848%—03/15/2039[2,4]	557
	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
2,301	3.319%—11/25/2036[1,2]	2,088

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	First Franklin Mortgage Loan Asset Backed Certificates
	Series 2006-FF9 Cl. 2A1
$3,939	3.319%—06/25/2036[1,2]	$3,899
	GSAMP Trust
2,402	3.329%—09/25/2036-12/25/2036[1,2]	2,304
	HSI Asset Securitization Corp Trust Pass Through Certificates
	Series 2006-HE2 Cl. 2A1
1,409	3.309%—12/25/2036[1,2]	1,333
	Indymac Residential Asset Backed Trust
	Series 2006-E Cl. 2A1
1,265	3.319%—04/25/2037[1,2]	1,235
	JP Morgan Chase Commercial Mortgage
200	6.007%—06/15/2049[2,4]	160
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates
	Series 2006-WMC3 Cl. A2
724	3.309%—08/25/2036[1,2]	693
	Long Beach Mortgage Loan Trust
	Series 2004-4 Cl. 1A1
119	3.539%—10/25/2034[1,2]	78
	Merrill Lynch/Countrywide Commercial Mortgage
2,600	5.172%—12/12/2049[2,4]	1,944
	Morgan Stanley Capital Inc
1,200	5.387%—03/12/2044[4]	948
	Morgan Stanley Capital Inc.
400	5.809%—10/12/2017[2]	300
12,400	6.078%—07/11/2017[4]	9,477

		9,777

	Option One Mortgage Loan Trust
	Series 2007-1 Cl. 2A1
1,933	3.309%—01/25/2037[1,2]	1,878
	Park Place Securities Inc.
	Series 2004-MCW1 Cl. A1
4,371	3.571%—10/25/2034[1,2]	3,286
	Residential Asset Mortgage Products Inc. Pass Through Certificates
	Series 2006-RZ4 Cl. A1A
1,891	3.339%—10/25/2036[1,2]	1,776
	Residential Asset Securities Corp. Pass Through Certificates
	Series 2006-KS8 Cl. A1
1,590	3.319%—10/25/2036[1,2]	1,578
	Series 2006-KS9 Cl. AI1
1,524	3.329%—11/25/2036[1,2]	1,473

		3,051

	Saxon Asset Securities Trust
	Series 2006-3 Cl. A1
727	3.319%—10/25/2046[1,2]	718
	SBI Home Equity Loan Trust Pass Through Certificates
	Series 2006-1A Cl. 1A2A
1,437	3.429%—08/25/2036[1,2,5]	1,406
	Securitized Asset Backed Receivables LLC Pass Through Certificates
	Series 2007-HE1 Cl. 2A2
2,572	3.319%—12/25/2036[1,2]	2,374
	SLM Student Loan Trust
1,676	3.835%—01/25/2015[1,2]	1,673

19

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Small Business Administration
	Series 2003-20I Cl. 1
$615	5.130%—09/01/2023[2]	$606
	Series 2001-20A Cl. 1
1,614	6.290%—01/01/2021[2]	1,659
	Series 2000-P10 Cl.1
102	7.449%—08/10/2010[2]	104

		2,369

	Soundview Home Equity Loan Trust
	Series 2006-EQ1 Cl. A1
287	3.309%—10/25/2036[1,2]	284
	Wachovia Bank Commercial Mortgage Trust
2,600	4.453%—05/15/2007[1,2,5]	1,780
2,000	5.308%—11/15/2048[2]	1,490
11,800	5.416%—01/15/2045[4]	9,114

		12,384

	Wells Fargo Home Equity Trust
	Series 2006-3 Cl. A1
988	3.309%—01/25/2037[1,2]	963

TOTAL ASSET-BACKED SECURITIES (Cost $135,312)		125,211

BANK LOAN OBLIGATIONS—0.4%
	Chrysler Finance Co. (Term B)
12,870	6.820%—08/03/2012	8,752
	CSC Holdings Inc. (Cablevision Term B)
1,754	4.570%—03/30/2013	1,511
	First Data Corp (Term B2)
1,862	5.950%—09/24/2014	1,365
	First Data Corp. (Term B1)
55	5.948%—09/24/2014	40
1,802	6.025%—09/24/2014	1,324
133	6.512%—09/24/2014	98
128	7.634%—09/24/2014[2]	94

		1,556

	First Data Corp. (Term B3)
3,847	5.950%—09/24/2014	2,816
133	6.512%—09/24/2014	98

		2,914

TOTAL BANK LOAN OBLIGATIONS (Cost $21,217)		16,098

COLLATERALIZED MORTGAGE OBLIGATIONS—6.1%
	American Home Mortgage Investment Trust
	Series 2004-4 Cl. 4A
1,912	4.390%—02/25/2045[1,2]	1,255
	Banc of America Funding Corp.
	Series 2005-D Cl. A1
2,868	4.135%—05/25/2035[1,2]	2,106
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-10 Cl. A1
8,663	4.750%—10/25/2035[1,2]	8,335
	Series 2000-2 Cl. A1
139	4.767%—11/25/2030[1,2]	137

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Pass Thru Certificates
	Series 2003-1 Cl. 6A1
$1,151	5.040%—04/25/2033[2,4]	$1,000

		9,472

	Bear Stearns Alt-A Trust
	Series 2006-8 Cl. 3A1
3,051	3.419%—02/25/2034[1,2]	1,768
	Series 2005-4 Cl. 3A1
3,675	5.370%—05/25/2035[2,4]	2,978
	Pass Through Certificates
	Series 2005-7 Cl. 2A1
1,821	5.504%—09/25/2035[2,4]	1,417

		6,163

	Bear Stearns Commercial Mortgage Securities Pass Through
	Series 2007-PW18 Cl. A4
6,400	5.700%—06/11/2050[2]	4,783
	Bear Stearns Mortgage Funding Trust
	Series 2007-AR1 Cl. 2A1
5,424	3.329%—02/25/2037[1,2]	4,833
	Bear Sterns Commercial Mortgage Security
700	5.331%—02/11/2044[2]	519
	Commercial Mortgage Pass Through Certificate
	Series 2006-C8 Cl A4
7,700	5.306%—12/10/2046[2]	5,804
	Country Wide Alternative Loan Trust Class 1A1
	Series 2005-59
23,809	3.537%—11/20/2035[1,2]	13,263
	Countrywide Home Loan Mortgage Pass Through Trust
	Series 2004-HYB9 Cl. 1A1
7,157	4.727%—02/20/2035[2,4]	5,593
	Series 2004-22 Cl. A3
3,975	4.797%—11/25/2034[2,4]	3,072
	Series 2005-HYB9 Cl. 3A2A
1,263	5.250%—02/20/2036[1,2]	929
	Series 2003-10 Cl. A2
183	5.750%—05/25/2033[2]	179

		9,773

	Federal Home Loan Mortgage Corp. REMIC[6]
68,547	4.738%—07/15/2019-10/15/2020[1,2]	67,006
24,753	4.818%—02/15/2019[1,2]	24,071
3,131	4.888%—05/15/2036[1,2]	3,019
4,413	5.000%—04/25/2033[2]	4,216
237	5.038%—11/15/2030[1,2]	236
432	8.000%—08/15/2022[2]	465
64	9.000%—12/15/2020[2]	68

		99,081

	Federal National Mortgage Association
576	6.500%—12/25/2042[2]	580
	Federal National Mortgage Association REMIC[6]
	Series 2006-5 Cl. 3A2
799	4.689%—05/25/2035[1,2]	764
	FHLMC Structured Pass Through Securities
	Series T-63 Cl. 1A1
403	4.055%—02/25/2045[1,2]	367
1,460	4.564%—08/15/2032[2,4]	1,416

		1,783

20

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	First Nationwide Trust
	Series 2001-3 Cl. 1A1
$15	6.750%—08/21/2031[2]	$15
	Greenwich Capital Commercial Funding
	Series 2007-GG9
2,500	5.444%—03/10/2039[2]	1,871
	GS Mortgage Securities Corporation II
	Series 2007-GG10
6,700	5.799%—08/10/2045[2,4]	5,058
	GSR Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR6 Cl. 2A1
12,961	4.539%—09/25/2035[1,2]	10,290
	Pass Through Certificates
	Series 2005-AR7 Cl. 6A1
4,885	5.248%—11/25/2035[2,4]	4,074

		14,364

	Harborview Mortgage Loan Trust Pass-through Certificates
	Series 2005-2 Cl. 2A1A
755	4.498%—05/19/2035[1,2]	451
	IndyMac ARM Trust
	Series 2001-H2 Cl. A2
19	5.184%—01/25/2032[1,2]	15
	IndyMac Index Mortgage Loan Trust Pass Through Certificates
	Series 2005-AR31 Cl. 1A1
4,713	5.230%—01/25/2036[2,4]	3,468
	J.P. Morgan Chase Commercial Mortgage Securities Trust 2006
5,125	5.336%—05/15/2047[2]	3,701
	J.P. Morgan Chase Commercial Mortgage Securities Trust 2007
15,100	5.420%—01/15/2049[2]	11,168
	JP Morgan Chase Commercial Mortgage Sec Class A4
	Series 2007-LD12
1,600	5.882%—02/15/2051[2,4]	1,203
	Lehman Brothers Floating Rate Commercial Mortgage Trust Pass Through Certificates
	Series 2006-LLFA Cl. A1
576	4.640%—09/15/2021[1,2,5]	493
	Merrill Lynch Mortgage Investors Inc. Pass Through Certificates
	Series 2005-A10 Cl. A
2,305	3.469%—02/25/2036[1,2]	1,781
	Series 2005-3 Cl. 4A
685	3.509%—11/25/2035[1,2]	620

		2,401

	Merrill Lynch/Countrywide Commercial MTG Class A4
	Series 2007-6
1,800	5.485%—03/12/2051[2,4]	1,335
	Morgan Stanley Capital I
	Series 2007-XLFA Cl. A1
1,292	4.620%—10/15/2020[1,2,5]	1,130
	Residential Funding Mortgage
	Series 2006-SA1 Cl. 2A1
1,288	5.591%—02/25/2036[2,4]	952
	Sovereign Commercial Mortgage Securities
	Series 2007-C1 Cl. A2
1,100	5.835%—07/22/2030[2,4,5]	959

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Structured Asset Mortgage Investments Inc. Pass Through Certificates
	Series 2005-AR5 Cl. A2
$2,591	4.528%—07/19/2035[1,2]	$2,356
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 4A
45	4.999%—02/25/2032[1,2]	40
	Series 2001-21A Cl. 1A1
43	5.233%—01/25/2032[1,2]	43

		83

	Thornburg Mortgage Securities Trust Pass Through Certificates
	Series 2006-6 Cl. A1
3,129	3.369%—11/25/2046[1,2]	2,840
	Wachovia Bank Commercial Mortgage Trust:
	Series 2006-WHL7 Cl. A1
12,008	4.650%—09/15/2021[1,2,5]	10,351
	Series 2007-C31
2,300	5.509%—04/15/2047[2]	1,692

		12,043

	Washington Mutual Pass Through Certificates
	Series 2005-AR13 Cl. A1A1
860	3.549%—10/25/2045[1,2]	489
	Wells Fargo Mortgage Backed Securities
	Series 2006-AR2 Cl. A1
4,867	4.950%—03/25/2036[2,4]	3,784

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $260,645)		230,358

CONVERTIBLE PREFERRED STOCKS—0.0%
(Cost $17,633)
	American International Group Inc.
235	8.500%—08/01/2011[2]	1,046

CORPORATE BONDS & NOTES—31.1%
	Access Group Inc.
23,600	4.835%—10/27/2025[1,2]	21,197
	Allstate Life Global Funding Trust MTN[3]
4,600	5.375%—04/30/2013[2]	4,161
	American Airlines Inc.
	Series 2001-2 Cl. A1
136	6.978%—04/01/2011[2]	127
	American Express Bank
6,500	5.500%—04/16/2013[2]	5,339
9,500	6.000%—09/13/2017[2]	7,113

		12,452

	American Express Centurion Bank
9,500	6.000%—09/13/2017[2]	7,113
	American Express Global
6,400	7.000%—03/19/2018[2]	4,938
	American Honda Finance Corp. MTN[3]
5,700	2.853%—02/09/2010[1,2,5]	5,677
	American International Group Inc.
5,300	4.875%—03/15/2067	1,115
900	5.050%—10/01/2015[2]	337

21

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

$100	5.375%—10/18/2011[2]	$48
1,100	8.250%—08/15/2018[2,5]	454

		1,954

	American International Group Inc. MTN[3]
1,100	4.950%—03/20/2012[2]	416

	Amgen Inc.
24,000	6.900%—06/01/2038[2]	20,581
	Anadarko Petroleum Corp.
15,200	3.219%—09/15/2009[1,2]	14,361
	Anheuser-Busch Cos Inc.
200	5.500%—01/15/2018[2]	155
	ANZ National International Ltd.
5,000	2.843%—08/07/2009[1,2,5]	4,994
	AstraZeneca plc
1,700	5.900%—09/15/2017[2]	1,572
1,600	6.450%—09/15/2037[2]	1,374

		2,946

	AT&T Inc.
4,200	4.950%—01/15/2013[2]	3,892
5,000	5.500%—02/01/2018[2]	4,256
2,900	6.300%—01/15/2038[2]	2,297

		10,445

	Barclays Bank plc
26,700	5.450%—09/12/2012[2]	25,762
	Bear Stearns Cos. Inc.
13,700	4.903%—07/19/2010[1,2]	13,213
4,971	6.400%—10/02/2017[2]	4,426

		17,639

	Bear Stearns Cos. Inc. MTN[3]
12,200	2.901%—08/21/2009[1,2]	11,973
4,800	3.852%—03/30/2009[1,2]	4,774
14,831	6.950%—08/10/2012[2]	14,647

		31,394

	BNP Paribas
9,600	5.186%—06/29/2049[2,4,5]	6,258
	Calabash Re Ltd.
	Series 2006-I Cl. A1
1,100	11.219%—01/08/2010[1,5]	1,083
	Cemex Inc.
3,100	6.722%—12/31/2049[2,4,5]	1,457
	China Development Bank
600	5.000%—10/15/2015[2]	515
	CIT Group Inc.
1,700	3.213%—12/19/2008[1,2]	1,659
4,600	3.615%—01/30/2009[1,2]	4,215

		5,874

	CIT Group Inc. MTN[3]
8,700	2.927%—08/17/2009[1,2]	7,227
	Citigroup Capital XXI
10,400	8.300%—12/21/2057[2,4]	7,154
	Citigroup Funding Inc. MTN[3]
10,300	2.805%—12/08/2008[1,2]	10,290
3,600	3.476%—06/26/2009[1,2]	3,498
1,200	3.528%—04/23/2009[1,2]	1,189

		14,977

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Citigroup Inc.
$9,000	3.799%—12/28/2009[1,2]	$8,509
4,700	3.809%—12/26/2008[1,2]	4,694
1,700	5.300%—10/17/2012[2]	1,556
20,500	5.500%—08/27/2012-04/11/2013[2]	18,814
1,100	5.850%—07/02/2013[2]	1,013
6,200	6.000%—08/15/2017[2]	5,338
5,600	6.125%—08/25/2036[2]	3,786
38,400	8.400%—04/29/2049[2,4]	26,740

		70,450

	Codelco Inc.
500	6.150%—10/24/2036[2,5]	363
	Comcast Corp.
5,500	5.119%—07/14/2009[1,2]	5,270
1,200	5.875%—02/15/2018[2]	1,007
1,200	6.450%—03/15/2037[2]	924

		7,201

	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A2B
8,200	2.698%—07/08/2011[1,2]	7,955
	Series 2008-B Cl. A3B
3,300	3.248%—09/10/2012[1,2]	2,988

		10,943

	DaimlerChrysler North America Holding Corp. MTN[3]
6,300	3.169%—03/13/2009[1,2]	5,926
4,400	3.241%—08/03/2009[1,2]	3,964

		9,890

	Dell Inc.
8,800	5.650%—04/15/2018[2,5]	7,141
	Deutsche Bank AG
8,400	6.000%—09/01/2017[2]	7,468
	Dominion Resources Inc.
27,970	3.866%—06/17/2010[1,2]	27,986
	El Paso Corp. MTN[3]
200	8.050%—10/15/2030[2]	140
	Enel Finance International SA
12,600	6.250%—09/15/2017[2,5]	10,452
	Export-Import Bank of China
600	4.875%—07/21/2015[2,5]	513
	Fifth Third Bank Corp.
21,900	8.250%—03/01/2038[2]	15,580
	Ford Credit Auto Owner Trust
24,200	5.760%—12/15/2010[1,2]	23,705
	Ford Motor Credit Co.
4,430	7.250%—10/25/2011[2]	2,684
	Gaz Capital SA
900	6.212%—11/22/2016[2,5]	562
	Gazprom LPN
4,400	10.500%—10/21/2009	4,308
	General Electric Capital Corp.
14,500	5.500%—09/15/2067	10,856
	General Electric Capital Corp. MTN[3]
9,000	2.874%—08/15/2011[1,2]	8,513
900	3.565%—10/26/2009[1,2]	882
900	4.248%—01/05/2009[1,2]	897
23,519	4.403%—03/20/2013[1,2]	22,360
2,000	4.489%—01/08/2016[1,2]	1,583

22

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

$2,500	4.573%—01/20/2010[1,2]	$2,445
6,400	5.875%—01/14/2038[2]	4,578

		41,258

	General Electric Capital Corp. Series A
1,300	4.268%—10/06/2010[1,2]	1,187
	GMAC LLC
800	6.000%—12/15/2011[2]	452
	Goldman Sachs Group Inc.
1,900	3.250%—12/23/2008[1,2]	1,884
7,700	3.389%—06/23/2009[1,2]	7,461
22,200	5.950%—01/18/2018[2]	18,135
5,600	6.150%—04/01/2018[2]	4,647
9,100	6.250%—09/01/2017[2]	7,617

		39,744

	Goldman Sachs Group Inc. MTN[3]
5,000	3.186%—11/10/2008[1,2]	4,990
6,500	3.812%—03/30/2009[1,2]	6,379
8,780	4.164%—07/23/2009[1,2]	8,493

		19,862

	H.J. Heinz Co.
800	6.428%—12/01/2020[2,5]	803
	HBOS plc
800	5.920%—09/29/2049[2,4,5]	382
	HBOS Treasury Services plc MTN[3]
7,300	4.590%—07/17/2009[1,2,5]	7,283
	HSBC Bank USA
5,400	2.957%—06/10/2009[1,2]	5,324
	HSBC Finance Corp.
3,300	4.479%—10/21/2009[1,2]	3,173
	HSBC Finance Corp. MTN[3]
4,200	2.954%—12/05/2008[1,2]	4,192
	HSBC Holdings plc
1,700	6.500%—05/02/2036[2]	1,349
	ICICI Bank Ltd.
7,100	5.290%—01/12/2010[1,2,5]	6,912
	JP Morgan Chase & Co
6,200	7.900%—04/29/2049[2,4]	5,038
	JP Morgan Chase Bank
7,000	6.000%—10/01/2017[2]	6,138
24,227	6.625%—03/15/2012[2]	23,758

		29,896

	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[2]	562
	Key Bank NA
8,500	5.061%—06/02/2010[1,2]	5,773
	Keycorp MTN[3]
2,300	6.500%—05/14/2013[2]	2,027
	Korea Development Bank
15,000	4.348%—04/03/2010[1,2]	14,453
	Lehman Brothers Holdings Inc.*
11,900	2.911%—08/21/2009	1,458
8	5.091%—04/05/2024	1
1,100	5.125%—06/27/2014	156

		1,615

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Lehman Brothers Holdings Inc. MTN*[3]
$1,100	2.778%—05/25/2010	$135
200	2.851%—12/23/2008	24
7,500	2.878%—04/03/2009	919
3,000	2.966%—11/10/2009	367
3,400	3.005%—07/18/2011	416
13,270	3.375%—01/26/2017	1,626
5,000	5.625%—01/24/2013	675
2,200	6.875%—05/02/2018	297

		4,459

	Merrill Lynch & Co. Inc.
12,700	3.400%—05/02/2017[1,2]	10,130
5,100	6.400%—08/28/2017[2]	4,316

		14,446

	Merrill Lynch & Co. Inc. MTN[3]
15,500	2.808%—05/08/2009[1,2]	14,901
5,400	2.893%—12/04/2009[1,2]	4,993
4,400	2.894%—08/14/2009[1,2]	4,138
13,000	6.875%—04/25/2018[2]	11,566

		35,598

	MetLife Inc.
1,600	6.400%—12/15/2036[2]	798
	Metropolitan Life Global Funding I MTN[3]
8,800	2.847%—05/17/2010[1,2,5]	7,799
	Monumental Global Funds
3,400	5.500%—04/22/2013[2,5]	3,227
	Morgan Stanley
10,800	2.820%—05/07/2009[1,2]	10,103
	Morgan Stanley MTN[3]
14,400	4.843%—01/15/2010[1,2]	13,176
9,400	4.904%—05/14/2010[1,2]	8,654

		21,830

	MUFG Capital Finance 1 Ltd.
700	6.346%—07/29/2049[2,4]	491
	National Australia Bank Ltd.
4,700	2.731%—09/11/2009[1,2,5]	4,696
32,300	3.208%—02/08/2010[1,2,5]	32,307

		37,003

	Nationwide Life Global Funding
43,200	5.450%—10/02/2012[2,5]	43,768
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[2,5]	3,723
	Oracle Corp.
10,200	4.950%—04/15/2013[2]	9,566
10,000	5.750%—04/15/2018[2]	8,766

		18,332

	Peabody Energy Corp.
1,500	7.875%—11/01/2026[2]	1,181
	Petroleum Export Ltd.
456	5.265%—06/15/2011[2,5]	456
	Philip Morris International Inc.
3,000	5.650%—05/16/2018[2]	2,571
	Pricoa Global Funding
6,200	3.565%—01/30/2012[1,2,5]	5,465
5,200	3.969%—09/27/2013[1,2,5]	4,285

		9,750

23

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Principal Life Inc. MTN[3]
$4,100	5.300%—04/24/2013[2]	$3,765
6,400	5.550%—04/27/2015[2]	5,604

		9,369

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[2]	33
	Qwest Corp.
300	7.500%—06/15/2023[2]	195
2,400	7.625%—06/15/2015[2]	1,848

		2,043

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[2,5]	1,392
	Resona Bank Ltd.
800	5.850%—09/29/2049[2,4,5]	506
	Rohm & Haas Co.
2,500	6.000%—09/15/2017[2]	2,172
	Santander Perpetual SA Unipersonal
10,500	6.671%—10/29/2049[2,4,5]	7,404
	Santander US Debt SA Unipersonal
5,000	2.874%—11/20/2009[1,2,5]	4,964
	Siemens Finance NV
6,100	2.854%—08/14/2009[1,2,5]	6,101
18,000	5.500%—02/16/2012[2,5]	17,659

		23,760

	Small Business Administration
32,403	6.020%—08/01/2028[2]	32,887
	SMFG Preferred Capital USD 1 Ltd.
2,300	6.078%—12/25/2049[2,4,5]	1,593
	State Street Capital Trust III
4,500	8.250%—12/29/2049[2,4]	3,878
	State Street Capital Trust IV
700	3.819%—06/01/2067[1,2]	450
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—07/29/2049[2,4,5]	4,195
	Sun Life Financial Global Funding
24,500	4.368%—07/06/2011[1,2,5]	23,742
	Target Corp.
7,900	5.125%—01/15/2013[2]	7,227
	Time Warner Inc.
4,400	2.405%—11/13/2009[1,2]	4,137
	TNK-BP Finance SA
900	6.125%—03/20/2012[2,5]	481
	TransCapitalInvest Ltd.
2,200	8.700%—08/07/2018[2,5]	1,300
	UBS AG
3,200	5.875%—12/20/2017[2]	2,558
	UBS AG MTN[3]
23,700	3.704%—05/05/2010[1,2]	23,635
3,600	5.750%—04/25/2018[2]	2,804

		26,439

	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[2]	212
	Union Pacific Corp.
9,400	5.700%—08/15/2018[2]	7,920
	United Airlines Inc. Pass Through Certificates*
1,799	9.060%—06/17/2015	12

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	United Health Group Inc.
$3,700	4.875%—02/15/2013[2]	$3,455
	US Bank Capital IX
700	6.189%—04/15/2049[2,4]	364
	Vale Overseas Ltd.
900	6.250%—01/23/2017[2]	734
900	6.875%—11/21/2036[2]	651

		1,385

	Verizon Communications Inc.
14,700	4.200%—04/03/2009[1,2]	14,600
400	5.250%—04/15/2013[2]	368

		14,968

	Virginia Electric and Power Co.
600	6.350%—11/30/2037[2]	460
	Wachovia Bank NA
8,100	3.250%—03/23/2009[1,2]	8,006
	Wachovia Corp.
1,600	5.625%—10/15/2016[2]	1,253
10,200	5.750%—02/01/2018[2]	8,927
135,800	7.980%—02/28/2049[2,4]	102,811

		112,991

	Wachovia Corp. MTN[3]
3,800	2.861%—12/01/2009[1,2]	3,562

TOTAL CORPORATE BONDS & NOTES (Cost $1,352,726)		1,161,784

FOREIGN GOVERNMENT OBLIGATIONS—0.4%
	ANZ National International Ltd.
6,200	6.200%—07/19/2013[2,5]	5,601
	Federative Republic of Brazil
711	10.250%—01/10/2028	711
	National Australia Bank Ltd.
5,100	5.350%—06/12/2013[2,5]	4,727
	Royal Bank of Scotland Group plc MTN[3]
5,700	7.640%—03/31/2049[2,4]	2,731

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $18,494)		13,770

MORTGAGE PASS-THROUGH—124.1%
	Federal Home Loan Mortgage Corp
40,610	5.500%—04/01/2037-09/01/2038[2]	39,629
55,935	6.000%—09/01/2037[2]	55,878

		95,507

	Federal Home Loan Mortgage Corp TBA[7]
2,000	5.500%—11/13/2038	1,951
	Federal Home Loan Mortgage Corp.
6,700	4.875%—06/13/2018[2]	6,566
3,003	5.000%—10/01/2018[2]	2,958
3,700	5.000%—12/14/2018[2,3]	3,368
1,359	5.028%—08/01/2035[1,2]	1,344
103,259	5.500%—02/01/2038-08/01/2038[2]	100,775
63	5.746%—06/01/2024[1,2]	64
10,788	6.000%—07/01/2016-08/01/2038[2]	10,800

		125,875

24

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Federal Housing Authority Project
	221D4 Banco-5
$89	7. 400%—02/01/2021	$89
	221D4 Greystone 98-4
2,714	7.450%—05/01/2021	2,739

		2,828

	Federal National Mortgage Association
35	5.000%—10/01/2021[2]	34
1,739	6.000%—07/01/2036-06/01/2038[2]	1,740

		1,774

	Federal National Mortgage Association
244	6.000%—08/01/2036[2]	244
	Federal National Mortgage Association
1,249	4.255%—10/01/2040[1,2]	1,241
5,308	4.643%—08/01/2035[1,2]	5,298
12,596	4.835%—06/01/2035[1,2]	12,589
288,460	5.000%—12/01/2016-06/01/2037[2]	275,225
30,183	5.000%—06/01/2035-05/01/2038	28,645
1,036	5.066%—05/01/2035[1,2]	1,019
834,906	5.500%—11/01/2016-09/01/2038[2]	824,927
259,000	5.500%—12/11/2038[7]	252,646
302,358	6.000%—04/01/2016-09/01/2038[2]	302,520
7	9.000%—11/01/2009[2]	8

		1,704,118

	Federal National Mortgage Association TBA[7]
4,000	4.500%—11/18/2023	3,807
438,800	5.000%—11/18/2023-12/11/2038	415,556
11,000	5.500%—11/18/2023	10,967
35,200	5.500%—11/13/2038	343,915
1,926,300	6.000%—11/13/2038-12/11/2038	1,924,236

		2,698,481

	Government National Mortgage Association
8,454	6.000%—03/15/2037-07/15/2038[2]	8,464
	Government National Mortgage Association II
639	4.625%—08/20/2022-07/20/2027[1,2]	643
1,265	4.750%—07/20/2024-02/20/2032[1,2]	1,260
449	5.125%—12/20/2024-11/20/2029[1,2]	451
377	5.375%—03/20/2017-02/20/2025[1,2]	380

		2,734

	Government National Mortgage Association TBA[7]
1,200	6.000%—11/19/2038	1,200

TOTAL MORTGAGE PASS-THROUGH (Cost $4,711,537)		4,643,176

MUNICIPAL BONDS—1.3%
	Badger Tobacco Asset Securitization Corp.
4,300	6.375%—06/01/2032[2]	3,855
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030[2]	2,081
	California St.
15,700	5.000%—11/01/2037[2]	13,675
	Chicago Transit Authority
800	6.300%—12/01/2021[2]	739
11,200	6.899%—12/01/2040[2]	10,131

		10,870

MUNICIPAL BONDS—Continued
Principal Amount (000s)		Value (000s)

	City of San Antonio TX
$6,765	4.750%—05/15/2037[2]	$5,735
	Los Angeles Community College
8,500	5.000%—08/01/2031[2]	8,132
	University of Arkansas
3,900	5.000%—11/01/2031[2]	3,588

TOTAL MUNICIPAL BONDS (Cost $52,594)		47,936

PURCHASED OPTIONS—0.4%
No. of Contracts (000s)
	Swap Option
209,700	Expire 02/02/2009	3,243
179,100	Expire 02/04/2011	1,892
276,900	Expire 08/03/2009	3,874
100	Expire 12/04/2008	—	[a]
397,300	Expire 12/15/2008	3,826
36,800	Expire 07/02/2009	501

TOTAL PURCHASED OPTIONS (Cost $11,086)		13,336

U.S. GOVERNMENT OBLIGATIONS—6.6%
Principal Amount (000s)
	U.S. Treasury Bonds
$41,000	1.750%—01/15/2028[2,8]	32,063
117,379	2.000%—07/15/2014[8]	107,365

		139,428

	U.S. Treasury Notes
9,825	2.000%—01/15/2016[2,8]	8,673
13,532	2.625%—07/15/2017[2,8]	12,686
89,603	3.000%—07/15/2012[8]	87,412

		108,771

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $267,548)		248,199

SHORT-TERM INVESTMENTS—12.8%
BANK OBLIGATIONS—0.7%
	Bank of Ireland
15,250	5.400%—01/15/2010	15,248
	Calyon Bank
1,100	5.395%—06/29/2010	1,100
	Nordea Bank Finland plc
10,000	5.308%—04/09/2009	9,999

		26,347

COMMERCIAL PAPER—1.3%
	Merrill Lynch and Co.
11,100	3.683%—01/05/2009[2]	11,026
	Morgan Stanley
37,700	3.082%—01/26/2009[2]	37,358

		48,384

25

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS—4.9%
$99,800	Repurchase Agreement with Credit Suisse First Boston dated October 31, 2008 due November 3, 2008 at 0.200% collateralized by Federal National Mortgage Association Notes (market value $99,802)[2]	$99,800
40,000	Repurchase Agreement with Deutsche Bank AG dated October 31, 2008 due November 3, 2008 at 0.150% collateralized by Federal National Mortgage Association Notes (market value $40,001)[2]	40,000
36,800	Repurchase Agreement with JP Morgan Chase dated October 31, 2008 due November 3, 2008 at 0.150% collateralized by U.S. Treasury Notes (market value $36,800)[2]	36,800
4,874	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal National Mortgage Association Notes (market value $4,186) and Federal Home Loan Bank Notes (market value $788)	4,874

		181,474

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS—5.9%
	U.S. Treasury Bills
$1,500	0.230%—12/26/2008	$1,499
1,250	0.350%—11/28/2008	1,250
100,000	0.350%—11/28/2008	99,974
2,750	0.430%—12/26/2008	2,748
114,000	0.550%—11/28/2008	113,953
400	0.650%—12/26/2008	399
1,000	0.785%—12/11/2008[2,8]	999
1,750	1.595%—11/28/2008	1,748

		222,570

TOTAL SHORT-TERM INVESTMENTS (Cost $478,775)		478,775

TOTAL INVESTMENTS—186.5% (Cost $7,327,567)		6,979,689

CASH AND OTHER ASSETS, LESS LIABILITIES—(86.5)%		(3,237,672)

TOTAL NET ASSETS—100.0%		$3,742,017

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$547	$560	Nov-2008	$13
Brazilian Real (Buy)	58,739	72,041	Dec-2008	(13,303)
Brazilian Real (Sell)	53,297	59,327	Dec-2008	6,030
Chilean Pesos (Buy)	768	1,068	Dec-2008	(300)
Euro Currency (Sell)	127	133	Nov-2008	6
Euro Currency (Sell)	26,870	26,521	Dec-2008	(349)
Indian Rupee (Buy)	18,314	22,169	Nov-2008	(3,855)
Indian Rupee (Buy)	15,167	15,103	Apr-2009	63
Indian Rupee (Sell)	18,314	18,689	Nov-2008	375
Indonesian Rupiah (Buy)	1,534	1,661	Mar-2009	(127)
Japanese Yen (Buy)	3,887	3,976	Nov-2008	(90)
Japanese Yen (Buy)	3,891	3,912	Dec-2008	(21)
Japanese Yen (Sell)	3,887	3,906	Nov-2008	20
Kuwaiti Dinar (Buy)	552	587	Apr-2009	(35)
Malaysian Ringgit (Buy)	6,940	7,650	Nov-2008	(709)
Malaysian Ringgit (Buy)	6,776	7,168	Feb-2009	(392)
Malaysian Ringgit (Buy)	3,071	3,080	Apr-2009	(9)
Malaysian Ringgit (Sell)	6,370	6,407	Nov-2008	37
Malaysian Ringgit (Sell)	1,524	1,511	Feb-2009	(13)
Philippine Peso (Buy)	5,390	5,951	Nov-2008	(561)
Philippine Peso (Buy)	6,236	6,649	Feb-2009	(412)
Philippine Peso (Buy)	3,220	3,268	May-2009	(48)
Philippine Peso (Buy)	139	172	Dec-2010	(33)
Philippine Peso (Sell)	5,390	5,531	Nov-2008	141
Philippine Peso (Sell)	139	159	Dec-2010	20
Pound Sterling (Buy)	25,557	27,692	Nov-2008	(2,135)
Pound Sterling (Sell)	74,364	83,961	Nov-2008	9,597
Pound Sterling (Sell)	74,204	75,415	Dec-2008	1,211
Russian Ruble-New (Buy)	4,822	5,409	Nov-2008	(587)
Russian Ruble-New (Buy)	4,301	5,533	May-2009	(1,231)
Russian Ruble-New (Sell)	4,822	5,647	Nov-2008	825
Russian Ruble-New (Sell)	4,301	5,495	May-2009	1,194
Saudi Riyal (Buy)	552	562	Apr-2009	(10)
Singapore Dollar (Buy)	24,732	26,514	Nov-2008	(1,783)
Singapore Dollar (Buy)	2,863	2,880	Jan-2009	(17)
Singapore Dollar (Buy)	12,537	12,590	Apr-2009	(53)

26

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2008—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Singapore Dollar (Buy)	$1,904	$1,930	Jul-2009	$(26)
Singapore Dollar (Sell)	22,616	22,801	Nov-2008	185
Singapore Dollar (Sell)	1,840	1,846	Jan-2009	5
South African Rand (Buy)	346	406	Dec-2008	(60)
South African Rand (Sell)	346	429	Dec-2008	83
U.A.E. Dirham (Buy)	548	563	Apr-2009	(15)
Yuan Renminbi (Buy)	8,844	8,928	Nov-2008	(84)
Yuan Renminbi (Buy)	27,784	30,012	Jul-2009	(2,228)
Yuan Renminbi (Buy)	8,736	8,833	Sep-2009	(97)
Yuan Renminbi (Sell)	8,844	8,840	Nov-2008	(5)

				$(8,786)

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Futures (Buy)	294	€73,500	Dec-2008	$1,454
Euribor Futures (Buy)	199	49,750	Mar-2009	1,348
Euro CME (Buy)	8,856	$2,214,000	Dec-2008	33,850
Euro CME (Buy)	1,264	316,000	Sep-2009	2,324
Euro Gas Futures (Buy)	118	€29,500	Jun-2009	862
Eurodollar Futures (Buy)	4,052	$1,013,000	Mar-2009	14,030
Eurodollar Futures (Buy)	2,406	601,500	Jun-2009	5,002
Eurodollar Futures (Buy)	994	248,500	Dec-2009	1,562
Eurodollar Futures (Buy)	757	189,250	Mar-2010	1,466
Eurodollar Futures (Buy)	40	10,000	Jun-2010	79
Eurodollar Futures (Buy)	40	10,000	Sep-2010	74
United Kingdom 90 Day Futures (Buy)	556	£69,500	Dec-2008	1,369
United Kingdom 90 Day Futures (Buy)	1,102	137,750	Mar-2009	5,695
United Kingdom 90 Day Futures (Buy)	722	90,250	Jun-2009	3,705
United Kingdom 90 Day Futures (Buy)	60	7,500	Dec-2009	154

				$72,973

TBA COMMITMENTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Principal Amount (000s)	Coupon Rate	Delivery Date	Value (000s)
Federal National Mortgage Association (proceeds receivable $223,633)	$231,500	5.000%	Nov-2038	$219,310
Federal National Mortgage Association (proceeds receivable $340,302)	344,000	5.500%	Nov-2038	336,099
Federal National Mortgage Association (proceeds receivable $1,204,352)	1,183,200	6.000%	Nov-2038	1,182,645

				$1,738,054

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Shares/ Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	(132,600,000)	$4.30	Dec-2008	$(2,308)
Swap Option (Call)	(7,200,000)	0.75	Dec-2008	(7)
Swap Option (Call)	(55,100,000)	4.30	Feb-2009	(1,447)
Swap Option (Call)	(27,900,000)	4.60	Feb-2009	(908)
Swap Option (Call)	(16,000,000)	4.20	Jul-2009	(375)
Swap Option (Call)	(10,600,000)	4.15	Aug-2009	(237)
Swap Option (Call)	(34,500,000)	4.40	Aug-2009	(965)
Swap Option (Call)	(49,700,000)	4.55	Aug-2009	(1,605)
Swap Option (Call)	(59,700,000)	4.25	Feb-2016	(1,223)
U. S. Treasury Notes 10 Yr. Futures (Call)	(261)	115.00	Nov-2008	(135)
U. S. Treasury Notes 10 Yr. Futures (Call)	(381)	117.00	Nov-2008	(77)
U. S. Treasury Notes 10 Yr. Futures (Call)	(323)	119.00	Nov-2008	(25)

27

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2008—Continued

Description	Number of Shares/ Contracts	Strike Price	Expiration Date	Value (000s)
U. S. Treasury Notes 10 Yr. Futures (Puts)	(261)	$110.00	Nov-2008	$(65)
U. S. Treasury Notes 10 Yr. Futures (Puts)	(323)	113.00	Nov-2008	(379)

Written options outstanding, at value (premiums received of $11,984)				$(9,755)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
UBS AG	3-Month AUD BBR-BBSW	Pay	7.500%	03/15/2010	AUD$	5,400	$109
UBS AG	3-Month AUD BBR-BBSW	Pay	7.000	06/15/2010		84,300	818
UBS AG	6-Month AUD BBR-BBSW	Pay	7.500	03/15/2011		36,500	879
Deutsche Bank AG	6-Month AUD BBR-BBSW	Pay	7.000	03/20/2013		4,900	110
Deutsche Bank AG	6-Month AUD BBR-BBSW	Receive	6.500	03/20/2018		6,700	(41)
HSBC Bank USA, N.A.	3-Month BRL-Banco Central do Brazil	Pay	14.765	01/02/2012	R$	900	(20)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010		4,400	(22)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Receive	12.780	01/04/2010		10,400	(72)
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.410	01/04/2010		7,800	(61)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	(204)
Barclays Capital, London	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010		11,700	(232)
UBS AG	Business Day—CDI	Pay	10.575	01/02/2012		17,500	(716)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.670	01/04/2010		7,800	(63)
UBS AG	Business Day—CDI	Pay	12.540	01/02/2012		15,400	(521)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	12/20/2008		£17,700	(69)
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	12/20/2008		10,600	(44)
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	6.000	03/20/2009		9,300	(88)
Barclays Capital, London	6-Month BP-LIBOR	Pay	6.000	03/20/2009		10,000	(90)
Barclays Capital, London	6-Month BP-LIBOR	Pay	5.000	06/15/2009		10,600	268
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	06/15/2009		2,100	45
HSBC Bank USA, N.A.	6-Month BBA-LIBOR	Pay	5.000	09/17/2013		6,400	81
Deutsche Bank AG	6-Month BP-LIBOR	Pay	5.000	03/18/2014		11,200	343
Deutsche Bank AG	6-Month BP-LIBOR	Pay	5.000	03/18/2014		31,800	961
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.250	03/18/2014		7,400	366
Merrill Lynch & Co., Inc.	6-Month BP-LIBOR	Receive	4.000	12/15/2035		2,000	41
Barclays Capital, London	6-Month BP-LIBOR	Receive	4.000	12/15/2036		2,200	(48)
Royal Bank of Scotland	6-Month BP-LIBOR	Receive	4.000	12/15/2036		6,100	(283)
Deutsche Bank AG	6-Month BP-LIBOR	Receive	4.000	12/15/2036		5,400	(953)
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Receive	4.000	12/15/2036		4,000	(202)
BNP Paribas Bank	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.090	10/15/2010		€7,200	258
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.102	10/15/2010		1,000	35
UBS Warburg AG	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.146	10/15/2010		1,300	46
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		2,200	32
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.950	03/30/2012		3,500	48
BNP Paribas Bank	6-Month EUR-LIBOR	Pay	4.500	03/18/2014		7,600	329
Barclays Bank plc	AIG SP BRC	Receive	0.710	02/05/2009		$11,300	(77)
BNP Paribas Bank	On-the-Run Treasury Bond	Pay	0.763	02/05/2009		22,500	(197)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Pay	4.000	06/17/2010		242,300	3,415
Royal Bank of Scotland	3-Month US-LIBOR	Pay	4.000	06/17/2010		53,500	785
Barclays Bank plc	3-Month US-LIBOR	Pay	4.000	12/16/2010		9,000	66
Bank of America NA	3-Month US-LIBOR	Pay	4.000	12/17/2010		39,600	177
Deutsche Bank AG	3-Month US-LIBOR	Pay	4.000	12/17/2010		20,500	93
Royal Bank of Scotland	3-Month US-LIBOR	Pay	4.000	12/17/2010		49,500	244
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2018		2,700	13
Bank of America NA	3-Month US-LIBOR	Receive	5.000	12/17/2028		16,300	(1,298)
Royal Bank of Scotland	3-Month US-LIBOR	Receive	5.000	12/17/2028		5,600	(417)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2028		3,700	(212)
Royal Bank of Scotland	3-Month US-LIBOR	Receive	5.000	12/17/2038		50,200	(359)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2038		9,600	(1,018)
Barclays Bank plc	3-Month US-LIBOR	Receive	5.000	12/17/2038		36,900	(386)
Citibank NA	3-Month US-LIBOR	Receive	5.000	12/17/2038		5,000	(504)
Bank of America NA	3-Month US-LIBOR	Receive	5.000	12/17/2038		26,200	(2,676)
Deutsche Bank AG	3-Month US-LIBOR	Receive	5.000	12/17/2038		59,100	(5,588)

Total Interest Rate Swaps							$(6,899)

28

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)		Appreciation/ (Depreciation) (000s)
Merrill Lynch & Co., Inc.	Business Day—CDI	Buy	11.980%	01/02/2012	R$	13,000	$(525)
HSBC Bank USA, N.A.	Gazprom SP 10/31/07 HUS 9.625 due 3/1/13	Sell	0.970	11/20/2008		$2,300	(4)
Credit Suisse International	Gazprom SP 11/08/07 FBF 8.625 due 4/28/34	Sell	1.000	11/20/2008		1,000	(2)
HSBC Bank USA, N.A.	Gazprom SP 12/12/07 HUS 8.625 due 4/28/34	Sell	1.250	12/20/2008		5,400	(60)
Royal Bank of Scotland	Deutsche Bank AG SP RYL 5.5 due 5/18/11	Sell	0.550	12/20/2008		20,100	(13)
Royal Bank of Scotland	Indonesia SP 6.75 due 3/10/14	Sell	0.390	12/20/2008		6,000	(37)
Royal Bank of Scotland	Indonesia SP 6.75 due 3/10/14	Sell	0.400	12/20/2008		9,000	(56)
Morgan Stanley Capital Services, Inc.	GECC SP MYC 6.00 due 6/15/12	Sell	0.950	01/20/2009		2,600	(31)
Bank of America NA	SLM Corp SP BOA 5.125 due 8/27/12	Sell	4.550	03/20/2009		3,900	(179)
Deutsche Bank AG	GECC SP DUB 6.00 due 6/15/12	Sell	1.100	03/20/2009		600	(12)
Citibank NA	GECC SP CBK 6.00 due 6/15/12	Sell	0.750	03/20/2009		3,200	(70)
HSBC Bank USA, N.A.	Ukraine SP 7.65 due 6/11/13	Sell	0.700	04/20/2009		1,300	(139)
HSBC Bank USA, N.A.	Mexico SP 7.5 due 4/8/33	Sell	0.180	05/20/2009		3,000	(14)
Barclays Bank plc	SLM Corp SP BRC 5.125 due 8/27/12	Sell	5.100	06/20/2009		900	(66)
Royal Bank of Scotland	GECC SP RYL 6.00 due 6/15/12	Sell	1.100	09/20/2009		800	(37)
Merrill Lynch International	GECC SP MEI 6.00 due 6/15/12	Sell	1.080	12/20/2009		5,300	(314)
Citibank NA	GECC SP CBK 6.00 due 6/15/12	Sell	1.150	03/20/2010		100	(7)
Citibank NA	GECC SP CBK 6.00 due 6/15/12	Sell	1.100	03/20/2010		200	(14)
Barclays Bank plc	GECC SP BRC 6.00 due 6/15/12	Sell	0.770	06/20/2010		2,000	(169)
Citibank NA.	GECC SP CBK 6.00 due 6/15/12	Sell	1.120	12/20/2010		600	(59)
Barclays Bank plc	GECC SP BRC 6.00 due 6/15/12	Sell	1.020	09/20/2010		2,400	(217)
Deutsche Bank AG	GECC SP DUB 6.00 due 6/15/12	Sell	1.070	09/20/2010		2,500	(224)
Barclays Bank plc	GECC SP BRC 6.00 due 6/15/12	Sell	0.935	12/20/2010		400	(41)
Deutsche Bank AG	GECC SP DUB 6.00 due 6/15/12	Sell	0.950	12/20/2010		700	(71)
BNP Paribas Bank	GECC SP BPS 6.00 due 6/15/12	Sell	0.940	12/20/2010		1,500	(154)
Barclays Bank plc	GECC SP BRC 6.00 due 6/15/12	Sell	0.620	03/20/2011		5,700	(663)
Deutsche Bank AG	GECC SNR SP DUB 6.00 due 6/15/12	Sell	1.500	09/20/2011		1,100	(122)
Morgan Stanley Capital Services, Inc.	Panama SP 8.875 due 9/30/27	Sell	0.750	01/20/2012		1,000	(74)
JP Morgan Chase Bank, N.A.	Panama SP 8.875 due 9/30/27	Sell	0.73	01/20/2012		3,000	(224)
Merrill Lynch International	CDX HY-8 100 25-35% SP MEI	Sell	1.000	06/20/2012		1,400	(172)
Citibank NA	CDX HY-8 100 35-100% SP CBK	Sell	3.210	06/20/2012		9,809	(578)
Citibank NA	CDX HY-8 100 35-100% SP CBK	Sell	3.210	06/20/2012		4,904	(288)
Citibank NA	CDX HY-8 100 35-100% SP CBK	Sell	3.210	06/20/2012		2,452	(141)
Citibank NA	CDX HY-8 100 25-35% SP CBK	Sell	3.210	06/20/2012		1,000	(130)
Merrill Lynch International	CDX HY-8 100 25-35% SP MEI	Sell	3.210	06/20/2012		1,400	(182)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35% SP MYC	Sell	3.210	06/20/2012		1,000	(122)
Citibank NA	CDX HY-8 100 25-35% SP CBK	Sell	3.210	06/20/2012		500	(60)
Morgan Stanley Capital Services, Inc.	CDX HY-8 100 25-35% SP MYC	Sell	3.210	06/20/2012		500	(60)
Merrill Lynch International	CDX HY-8 100 25-35% SP MEI	Sell	3.210	06/20/2012		600	(73)
Citibank NA	CDX HY-8 100 25-35% SP CBK	Sell	3.210	06/20/2012		700	(83)
Morgan Stanley Capital Services, Inc.	Russia SP 7.5 due 3/31/30	Sell	0.795	08/20/2012		5,600	(1,253)
Deutsche Bank AG	GMAC LLC SP DUB 6.875 due 8/28/12	Sell	4.000	09/20/2012		1,600	(690)
Barclays Bank plc.	GMAC LLC SP BRC 6.875 due 8/28/12	Sell	3.650	09/20/2012		2,500	(1,097)
Citibank NA	GMAC LLC SP CBK 6.875 due 8/28/12	Sell	3.720	09/20/2012		2,500	(1,093)
Barclays Bank plc	Ford Motor Crdt SP BRC 7.00 due 10/1/13	Sell	4.150	09/20/2012		2,500	(979)
Barclays Bank plc	GMAC LLC SP BRC 6.875 due 8/28/12	Sell	4.800	09/20/2012		2,200	(911)
Barclays Bank plc	Ford Motor Crdt SP BRC 7.25 due 10/25/11	Sell	6.150	09/20/2012		7,200	(2,474)
Barclays Bank plc	Ford Motor Crdt SP BRC 7.00 due 10/1/13	Sell	5.650	09/20/2012		1,300	(462)
Barclays Bank plc	Ford Motor Crdt SP BRC 7.00 due 10/1/13	Sell	5.800	09/20/2012		500	(176)
Deutsche Bank AG	General Motors Corp SNR SP 7.125 due 7/15/13	Sell	4.500	12/20/2012		900	(544)
Citibank NA	General Motors Corp SNR SP 7.125 due 7/15/13	Sell	4.600	12/20/2012		900	(542)
BNP Paribas Bank	General Motors Corp SNR SP 7.125 due 7/15/13	Sell	4.800	12/20/2012		100	(60)
Barclays Bank plc	GECC SP BRC 6.00 due 6/15/12	Sell	0.640	12/20/2012		5,600	(873)
Morgan Stanley Capital Services, Inc.	CDX IG9 5Y 15-30% SP MYC	Sell	0.963	12/20/2012		6,500	(62)
Deutsche Bank AG	CDX IG9 5Y 30-100% SP DUB	Sell	0.705	12/20/2012		16,918	76
Morgan Stanley Capital Services, Inc.	Gazprom SP 01/30/08 MYC 8.625 due 4/28/34	Sell	2.180	02/20/2013		800	(230)
UBS AG	Gazprom SP 01/31/08 UAG 8.625 due 4/28/34	Sell	2.180	02/20/2013		1,500	(431)
Bank of America NA	General Motors Corp SNR SP 7.125 due 7/15/13	Sell	8.950	03/20/2013		8,300	(4,441)
Citibank NA	SLM Corp SP CBK 5.125 due 8/27/12	Sell	4.850	03/20/2013		3,900	(731)
Bank of America NA	SLM Corp SP BOA 5.125 due 8/27/12	Sell	4.800	03/20/2013		3,600	(680)
Deutsche Bank AG	AIG SP DUB 6.25 due 5/1/36	Sell	2.070	03/20/2013		700	(331)
Royal Bank of Scotland	AIG SP RYL 6.25 due 5/1/36	Sell	1.958	03/20/2013		7,000	(3,330)
Deutsche Bank AG	BRK SNR SP DUB 4.625 due 10/15/13	Sell	0.850	03/20/2013		2,800	(177)
BNP Paribas Bank	UBS AG Jersey SNR SP BPS 5.13 due 4/18/12	Sell	0.760	03/20/2013		20,470	(365)
Deutsche Bank AG	CDX HY-10 100 BP DUB	Buy	5.000	06/20/2013		400	32
Credit Suisse International	CDX IG10 5Y BP FBF	Buy	1.550	06/20/2013		14,542	415

29

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)	Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	CDX IG10 5Y BP MYC	Buy	1.550%	06/20/2013	$63,914	$2,264
Deutsche Bank AG	CDX IG10 5Y BP DUB	Buy	1.550	06/20/2013	116,632	3,510
Barclays Bank plc	CDX IG10 5Y BP BRC	Buy	1.550	06/20/2013	22,108	752
Deutsche Bank AG	CDX IG10 5Y 30-100% SP DUB	Sell	0.530	06/20/2013	3,889	(24)
Barclays Bank plc	ILFC SNR SP BRC 4.15 due 1/20/15	Sell	5.000	12/20/2013	6,800	459
Merrill Lynch International	ILFC SNR SP MEI 4.15 due 1/20/15	Sell	5.000	12/20/2013	5,000	237
Merrill Lynch International	CDX IG11 5Y BP MEI	Buy	1.500	12/20/2013	15,900	(27)
Morgan Stanley Capital Services, Inc.	Russia SP 7.5 due 3/31/30	Sell	0.780	03/20/2016	1,100	(373)
JP Morgan Chase Bank, N.A.	Russia SP 7.5 due 3/31/30	Sell	0.800	03/20/2016	1,100	(371)
JP Morgan Chase Bank, N.A.	Mexico SP 7.5 due 4/8/33	Sell	0.920	03/20/2016	300	(38)
JP Morgan Chase Bank, N.A.	Panama SP 8.875 due 9/30/27	Sell	1.250	01/20/2017	500	(72)
Credit Suisse International	Panama SP 8.875 due 9/30/27	Sell	1.200	02/20/2017	900	(136)
Morgan Stanley Capital Services, Inc.	CMBX.NA.AAA.3 SP MYC	Sell	0.080	12/13/2049	300	10

Total Credit Default Swaps						$(20,705)

Total Swaps						$(27,604)

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
($246,200)	United States Treasury Notes	($250,391)

	Fixed Income Investments Sold Short, at value (proceeds $249,636)

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2008.

2	At October 31, 2008, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $3,461,268 or 92% of net assets.

3	MTN after the name of a security stands for Medium Term Note.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2008.

5	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2008, these securities were valued at $255,844 or 7% of net assets.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2008. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

8	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

*	Security in default.

a	Rounds to less than $1,000.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

The accompanying notes are an integral part of the financial statements.

30

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Seeks maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

During the first half of the fiscal year ended October 31, 2008, yields on government bonds continued to fall worldwide, as collapsing property markets and anxiety about subprime assets threatened to tip the U.S. economy into recession. High-quality bonds such as U.S. Treasury Inflation-Protected Securities (TIPS) outperformed most fixed income sectors during this time as investors sought safer assets. Increased demand for these issues was reflected in an increase in the market’s inflation expectations, which are measured by the breakeven inflation level, or simply the difference between the nominal and real yields of securities of similar maturities. TIPS outperformed nominal Treasury bonds of comparable maturity during this time, with higher commodity prices driving relative performance.

During the second half of the fiscal year, TIPS gave back some of their gains as real yields rose fairly consistently across the maturity spectrum, with intermediate yields rising the most. Declining commodity prices added to the negative prospects for TIPS, while very illiquid market conditions exacerbated the downward move. The sharp rise in real yields can be attributed largely to the reduced liquidity of TIPS, as prospects for diminished economic activity would typically signal lower real interest rates.

PERFORMANCE

The Harbor Real Return Fund underperformed its benchmark, the Barclays Capital U.S. TIPS Index, for the fiscal year ended October 31, 2008. The Fund returned -5.80% (Institutional Class) and -6.10% (Administrative Class), while the benchmark returned -4.11%.

The following is a summary of the main contributors to the portfolio’s performance relative to its benchmark.

Underweight to TIPS duration. Given our expectations for a global slowdown, we felt that prospects for global inflation would dim and allow monetary policy bodies more flexibility in dealing with the crisis. TIPS sold off significantly toward the end of the fiscal year.

Non-U.S. nominal duration. Outside the U.S., where yields were driven to historic lows, we felt that markets had not fully priced in a slowdown in developed countries such as the United Kingdom and Australia. A portfolio positioning on the front ends of yield curves in these regions paid off as markets began to price in rate cuts by global central banks.

Nominal curve steepening biases. In the U.S., the U.K., Australia, and the eurozone, the portfolio was positioned for curve steepening, which occurred to a significant extent at the end of calendar 2007 and over the last four months of the 2008 fiscal year. This was one of the biggest sources of excess return for the portfolio.

Major detractors from portfolio performance relative to the benchmark included the following:

Exposure to financials. When Bear Stearns was taken over by JPMorgan with government assistance in March, we saw opportunities in banks under the umbrella of the federal government, banks that we felt were “too intertwined to fail.” Unfortunately, Lehman Brothers

31

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

U.S. Treasury Notes (3.000% - 07/15/2012)	18.0%
U.S. Treasury Bonds (3.875% - 04/15/2029)	16.7
Federal National Mortgage Association (5.500% - 06/01/2038)	10.1
U.S. Treasury Notes (2.625% - 07/15/2017)	8.9
U.S. Treasury Bonds (2.375% - 01/15/2025)	7.7
U.S. Treasury Notes (1.875% - 07/15/2015)	6.6
U.S. Treasury Notes (0.875% - 04/15/2010)	6.3
U.S. Treasury Notes (2.000% - 01/15/2016)	5.9
Federal National Mortgage Association (5.000% - 05/01/2038)	5.7
U.S. Treasury Bonds (2.375% - 01/15/2027)	5.6

stood outside this umbrella; as a result, holdings in Lehman Brothers were a significant detractor to portfolio performance. Our exposure to financials such as JPMorgan, Goldman Sachs, and Bank of America also hurt performance.

Exposure to municipal bonds. Given their non-taxability, municipal bonds represented an opportunistic source of value as their yields climbed above the yields of comparable U.S. Treasury instruments. However, as hedge funds de-levered, municipals sold off to an even greater extent.

Exposure to emerging market (EM) currencies. We expected EM currencies to outperform developed currencies given strong reserve balances and monetary tightening. In the last six months of the fiscal year, however, EM currencies detracted from performance as effects of the global slowdown began to be felt in places such as Brazil, Mexico, and Southeast Asia.

OUTLOOK AND STRATEGY

In our view, the crisis in credit and financial markets appears likely to cause developed economies to operate well below potential for some time. Emerging economies seem likely to fare better but will not enjoy a complete decoupling from the slowdown in the U.S., Europe, and the U.K. With the global economy mired in the most serious financial crisis since the Great Depression, policymakers have struggled to find responses sufficient to cope with the problems. It remains to be seen what will constitute a sufficient response.

With respect to portfolio strategy, we plan to:

•	Continue to employ defensive strategies with a focus on high-quality assets;
•	Continue to manage U.S. duration near neutral amid market stress as interest rate volatility could continue;
•	Modestly overweight TIPS duration, given higher long-dated real yields and reflationary fiscal and monetary policy;
•	Remain neutral to slightly overweight duration in Europe and the U.K., as rates are unlikely to rise as economies weaken;
•	Continue to underweight U.K. inflation-linked bonds, particularly at the long end of the maturity spectrum;
•	Retain exposure to the short end of nominal yield curves in the U.S., Europe, and the U.K. to benefit from potential central bank easing and a continued flight to quality;
•	Continue to hold agency mortgage pass-throughs, which we believe offer relatively high yields and strong credit quality;
•

Hold positions in bonds of financial companies despite recent losses; our exposure is focused on companies that are deemed to be under the Federal Reserve’s umbrella and that appear to be positioned to benefit over the longer term from recapitalization, de-leveraging, and greater balance sheet transparency; and

•

Hold modest levels of municipal bonds, especially those with longer maturities, which we believe present minimal default risk and currently offer historically attractive yields compared to taxable bonds.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Real Return Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	025

Cusip	411511520

Ticker	HARRX

Inception Date	12-01-2005

Net Expense Ratio	0.57%

Total Net Assets (000s)	$81,832

ADMINISTRATIVE CLASS

Fund #	225

Cusip	411511512

Ticker	HRRRX

Inception Date	12-01-2005

Net Expense Ratio	0.82%

Total Net Assets (000s)	$468

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	87	26

Average Market Coupon	4.06%	2.27%

Yield to Maturity	10.72%	9.16%

Weighted Average Maturity	8.84 years	8.72 years

Weighted Average Duration	7.18 years	4.27 years

Weighted Average Credit Quality	AAA	AAA/AAA

Portfolio Turnover Rate— (Year Ended 10-31-2008)	1,334%	N/A

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

33

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12-01-2005 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Real Return Fund
Institutional Class	-5.80%	N/A	0.65%	12-01-2005	$10,191
Comparative Index
Barclays Capital U.S. TIPS	-4.11	3.14%	1.63	—	$10,482

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12-01-2005 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Real Return Fund
Administrative Class	-6.10%	N/A	0.38%	12-01-2005	$10,112
Comparative Index
Barclays Capital U.S. TIPS	-4.11	3.14%	1.63	—	$10,482

As stated in the Fund’s current prospectus, the expense ratios were 0.56% (Net) and 1.12% (Gross) (Institutional Class); and 0.82% (Net) and 1.35% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

34

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of -79.5%)

ASSET-BACKED SECURITIES—5.3%
Principal Amount (000s)		Value (000s)

	American Express Credit
$1,600	5.360%—03/15/2016[1,2]	$1,287
	BA Credit Card Trust
1,000	5.260%—12/15/2014[1,2]	865
	Chase Issuance Trust
1,400	4.580%—03/15/2013[1,2]	1,257
	CitiBank Omni
1,000	5.278%—03/20/2013[1,2,3]	985

TOTAL ASSET-BACKED SECURITIES (Cost $4,983)		4,394

COLLATERALIZED MORTGAGE OBLIGATIONS—0.9%
	Bear Stearns Adjustable Rate Mortgage Trust REMIC[4]
	Series 2005-2 Cl. A2
48	4.125%—03/25/2035[1,2]	46
	Pass Through Certificates
	Series 2005-5 Cl. A1
18	4.130%—08/25/2035[1,2]	17
	Pass Through Certificates
	Series 2005-5 Cl. A2
32	4.550%—08/25/2035[1,2]	30

		93

	Federal Home Loan Banks REMIC[4]
291	5.500%—05/15/2016[2]	295
	Federal Home Loan Mortgage Corp. REMIC[4]
395	4.818%—02/15/2019[1,2]	384

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $782)		772

CORPORATE BONDS & NOTES—22.7%
	Allstate Life Global Funding Trusts MTN[5]
600	3.461%—05/21/2010[1,2]	547
300	5.375%—04/30/2013[2]	271

		818

	American Express Bank
100	6.000%—09/13/2017[2]	75
	American Express Global
140	7.000%—03/19/2018[2]	108
	American Honda Finance MTN[5]
900	3.954%—06/20/2011[1,2,3]	900
	Barclays Bank plc
100	5.450%—09/12/2012[2]	96

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	BCAP LLC Trust
$153	3.429%—01/25/2037[1,2]	$87
	Bear Stearns Cos. Inc. MTN[5]
100	6.950%—08/10/2012[2]	99
	Capital One Financial Corp.
100	6.750%—09/15/2017[2]	87
	Caterpillar Financial Services Corp MTN[5]
900	4.226%—06/24/2011[1,2]	762
	Citigroup Funding Inc.
1,300	6.125%—05/15/2018[2]	1,116
	Citigroup Funding Inc. MTN[5]
500	3.852%—05/07/2010[1,2]	467
	Credit Suisse USA Inc.
1,300	2.036%—06/05/2009[1,2]	1,295
	Credit Suisse USA Inc. MTN[5]
900	5.000%—05/15/2013[2]	812
	Ford Motor Auto Owner Trust
	Series 2008-C Cl. A2B
800	5.460%—01/15/2011[1,2]	779
100	7.800%—06/01/2012[2]	58

		837

	GATX Financial Corp.
1,000	5.800%—03/01/2016[2]	686
	General Electric Capital Corp.
100	5.500%—09/15/2067[2]	75
	Goldman Sachs Group Inc.
100	6.150%—04/01/2018[2]	83
	HBOS plc
300	6.750%—05/21/2018[2,3]	225
	Hewlett-Packard Co.
700	2.921%—03/01/2012[1,2]	638
	HSBC Bank USA N.A.
700	7.000%—01/15/2039[2]	617
	John Deere Capital Corp. MTN[5]
1,400	3.567%—06/10/2011[1,2]	1,320
	Lehman Brothers Holdings Inc. MTN*[5]
100	6.875%—05/02/2018	14
	Merrill Lynch & Co. Inc. MTN[5]
1,300	3.074%—09/09/2009[1,2]	1,214
500	6.875%—04/25/2018[2]	445

		1,659

	Metropolitan Life Global Funding
700	3.961%—06/25/2010[1,2,3]	623
100	5.125%—04/10/2013[2,3]	89

		712

	Morgan Stanley MTN[5]
1,000	4.904%—05/14/2010[1,2]	921
200	6.625%—04/01/2018[2]	167

		1,088

	National Rural Utility Corp.
1,000	4.658%—07/01/2010[1,2]	1,002
	New York Life Global Funding
200	4.650%—05/09/2013[2,3]	188
	Pricoa Global Funding
1,800	3.613%—06/04/2010[1,2,3]	1,499
500	3.565%—01/30/2012[1,2,3]	441

		1,940

35

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	UBS AG MTN[5]
$300	5.750%—04/25/2018[2]	$234
	Wachovia Corp. MTN[5]
500	5.500%—05/01/2013[2]	470
	Wal-Mart Stores Inc.
100	5.800%—02/15/2018[2]	96
	Wells Fargo & Co.
100	4.375%—01/31/2013[2]	92

TOTAL CORPORATE BONDS & NOTES (Cost $20,909)		18,698

FOREIGN GOVERNMENT OBLIGATIONS—2.7%
(Cost $2,353)
	Japanese Government CPI Linked Bond
254,250	1.400%—06/10/2018[2,7]	2,203

MORTGAGE PASS-THROUGH—46.5%
	Citigroup Mortgage Loan Trust Inc.
646	4.059%—08/25/2035[1,2,3]	556
	Federal Home Loan Mortgage Corp.
2,062	5.500%—02/01/2038-04/01/2038[2]	2,013
1,957	6.000%—07/01/2038[2]	1,955

		3,968

	Federal National Mortgage Association
3,922	6.000%—04/01/2021-05/01/2038[2]	3,927
13,967	5.000%—02/01/2038-05/01/2038[2]	13,238
11,267	5.500%—06/01/2038[2]	11,229

		28,394

	Federal National Mortgage Association TBA[6]
2,000	5.500%—11/13/2038	1,954
2,000	6.000%—11/13/2038	1,999

		3,953

	Government National Mortgage Association TBA[6]
1,000	6.000%—11/19/2038	1,000
	Residential Accredit Loans Inc.
226	3.439%—06/25/2046[1,2]	131
	Residential Asset Securitization Trust
144	3.659%—01/25/2046[1,2]	87
	Structured Asset Mortgage Investments
123	3.469%—05/25/2046[1,2]	71
	WAMU Mortgage Pass Through Cert.
110	4.489%—09/25/2033[1,2]	107

TOTAL MORTGAGE PASS-THROUGH (Cost $38,464)		38,267

MUNICIPAL BONDS—0.6%
(Cost $472)
	Washington St.
500	5.000%—01/01/2026[2]	490

PURCHASED OPTIONS—0.0%
No. of Contracts (000s)
	Currency Options
10,960	Expire 11/06/2008	—	[a]
13,000	Expire 11/24/2008	1
11,000	Expire 11/28/2008	—	[a]

TOTAL PURCHASED OPTIONS (Cost $1)		1

U.S. GOVERNMENT OBLIGATIONS—100.8%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Bonds
$930	2.000%—07/15/2014[2,7]	$851
2,426	2.000%—01/15/2026[7]	1,992
7,321	2.375%—01/15/2025[2,7]	6,342
5,318	2.375%—01/15/2027[7]	4,604
2,301	3.625%—04/15/2028[7]	2,375
12,849	3.875%—04/15/2029[7]	13,748

		29,912

	U.S. Treasury Notes
5,552	0.875%—04/15/2010[2,7]	5,220
1,421	1.375%—07/15/2018[7]	1,216
10,362	1.875%—07/15/2013-07/15/2015[7]	9,373
7,934	2.000%—04/15/2012-01/15/2016[2,7]	7,104
4,636	2.375%—04/15/2011[2,7]	4,397
651	2.500%—07/15/2016[2,7]	599
7,815	2.625%—07/15/2017[7]	7,326
15,218	3.000%—07/15/2012[7]	14,846
2,138	3.500%—01/15/2011[7]	2,089
847	4.250%—01/15/2010[2,7]	839

		53,009

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $87,488)		82,921

SHORT-TERM INVESTMENTS—10.1%
BANK OBLIGATIONS
900	Istituto Bancario SA2	900
1,200	UnCredito Italiano New York[2]	1,200

		2,100

COMMERCIAL PAPER
1,500	UBS AG2	1,500

REPURCHASE AGREEMENTS
1,600	Repurchase Agreement with JP Morgan Chase dated October 31, 2008 due November 3, 2008 at 0.150% collateralized by U.S. Treasury Notes (market value $1,600)[2]	1,600
1,080	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.050% collateralized by Federal Home Loan Mortgage Corp. (market value $1,103)	1,080

		2,680

U.S. GOVERNMENT AGENCIES
	Federal Home Loan Mortgage Corp.
2,000	2.500%—11/24/2008[2]	1,997

TOTAL SHORT-TERM INVESTMENTS (Cost $8,277)		8,277

TOTAL INVESTMENTS—189.6% (Cost $163,729)		156,023
CASH AND OTHER ASSETS, LESS LIABILITIES—(89.6)%		(73,723)

TOTAL NET ASSETS—100.0%		$82,300

36

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Brazilian Real (Buy)	$608	$783	Dec-2008	$(176)
Brazilian Real (Buy)	413	493	Jun-2009	(81)
Brazilian Real (Sell)	907	1,023	Dec-2008	116
Euro Currency (Sell)	180	191	Nov-2008	11
Euro Currency (Sell)	220	217	Dec-2008	(3)
Japanese Yen (Buy)	2,681	2,688	Nov-2008	(7)
Japanese Yen (Sell)	2,681	2,504	Nov-2008	(177)
Japanese Yen (Sell)	2,440	2,453	Dec-2008	13
Malaysian Ringgit (Buy)	668	706	Nov-2008	(38)
Malaysian Ringgit (Buy)	371	412	Feb-2009	(41)
Malaysian Ringgit (Sell)	668	685	Nov-2008	17
Malaysian Ringgit (Sell)	367	373	Feb-2009	6
Mexican Peso (Buy)	115	140	Nov-2008	(25)
Mexican Peso (Buy)	15	19	May-2009	(4)
Mexican Peso (Sell)	115	144	Nov-2008	29
Philippine Peso (Buy)	321	343	Nov-2008	(22)
Philippine Peso (Buy)	145	158	Feb-2009	(13)
Philippine Peso (Sell)	321	331	Nov-2008	10
Philippine Peso (Sell)	148	150	Feb-2009	2
Polish Zloty (Buy)	93	115	May-2009	(22)
Pound Sterling (Buy)	906	982	Nov-2008	(76)
Pound Sterling (Sell)	880	988	Nov-2008	109
Pound Sterling (Sell)	793	806	Dec-2008	13
Russian Ruble-New (Buy)	197	216	Nov-2008	(19)
Russian Ruble-New (Buy)	31	39	May-2009	(8)
Russian Ruble-New (Sell)	197	217	Nov-2008	20
Russian Ruble-New (Sell)	31	28	May-2009	(2)
Singapore Dollar (Buy)	898	976	Nov-2008	(77)
Singapore Dollar (Buy)	648	650	Apr-2009	(2)
Singapore Dollar (Buy)	118	120	Jul-2009	(2)
Singapore Dollar (Sell)	768	770	Nov-2008	2
Yuan Renminbi (Buy)	166	167	Dec-2008	(1)
Yuan Renminbi (Buy)	172	169	Mar-2009	3
Yuan Renminbi (Buy)	243	262	Jul-2009	(19)
Yuan Renminbi (Buy)	337	350	Sep-2009	(13)
Yuan Renminbi (Sell)	172	171	Mar-2009	(1)

				$(479)

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Futures (Buy)	5	€1,250	Mar-2009	$2
Euribor Futures (Buy)	23	5,750	Jun-2009	47
Euribor Futures (Buy)	15	3,750	Sep-2009	24
Euribor Futures (Buy)	15	3,750	Dec-2009	19
Euro CME (Buy)	38	$9,500	Dec-2008	75
Euro CME (Buy)	36	9,000	Sep-2009	52
Eurodollar Futures (Buy)	3	750	Mar-2009	4
Eurodollar Futures (Buy)	31	7,750	Jun-2009	48
Eurodollar Futures (Buy)	36	9,000	Dec-2009	46
Eurodollar Futures (Buy)	11	2,750	Mar-2010	24
German Euro Bund Futures (Sell)	17	€1,700	Dec-2008	(39)
Japan Govt 10 Yr Bond (Sell)	3	¥300,000	Dec-2008	(12)
U.S. Treasury Notes 10 Yr. Futures (Buy)	3	$300	Dec-2008	(6)
United Kingdom Gilt Future (Sell)	4	£400	Dec-2008	3

				$288

37

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Shares/ Contracts	Strike Price	Expiration Date	Value (000s)
U. S. Treasury Bonds Futures (Call)	(15)	$118.00	Nov-2008	$(2)
U. S. Treasury Bonds Futures (Call)	(1)	120.00	Nov-2008	—
U. S. Treasury Bonds Futures (Call)	(3)	121.00	Nov-2008	(1)
U. S. Treasury Bonds Futures (Puts)	(1)	111.00	Nov-2008	(1)
U. S. Treasury Notes Futures (Puts)	(12)	113.00	Nov-2008	(14)

Written options outstanding, at value (premiums received of $21)				$(17)

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Pay	7.000%	12/15/2009	AUD$	800	$11
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		300	3
Citibank N.A.	6-Month AUD-Bank Bill Short Term	Pay	6.500	01/15/2010		100	1
UBS Warburg AG	3-Month AUD-Bank Bill Short Term	Pay	7.500	03/15/2010		15,700	275
Deutsche Bank AG	6-Month AUD-Bank Bill Short Term	Pay	7.000	06/15/2010		1,000	15
Morgan Stanley Capital Services, Inc.	6-Month AUD-Bank Bill Short Term	Receive	6.750	12/15/2017		(100)	(4)
UBS Warburg AG	6-Month AUD-Bank Bill Short Term	Receive	7.000	03/15/2019		1,100	(67)
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	10.115	01/02/2012	R$	100	(6)
Barclays Capital, London	Business Day—CDI	Pay	10.680	01/02/2012		1,000	(49)
Barclays Capital, London	INF GBP R 3.25/UKRPI 12/14/17 BRC	Pay	12.540	01/02/2012		400	(13)
HSBC Bank USA, N.A.	3-Month BRL-Banco Central do Brazil	Pay	14.765	01/02/2012		500	(11)
Barclays Bank plc	INF EUR R 2.07/FRCPXTOB BRC	Pay	0.000	09/14/2012	ERN	200	4
Barclays Capital, London	INF GBP R 3.25/UKRPI 12/14/17 BRC	Pay	5.000	12/19/2009		£2,000	45
Deutsche Bank AG	6-Month BP-LIBOR	Pay	6.000	03/20/2010		1,000	20
Credit Suisse International	6-Month BP-LIBOR	Pay	5.000	09/15/2010		200	11
Royal Bank of Scotland	6-Month BP-LIBOR	Pay	5.000	09/15/2010		100	5
Deutsche Bank AG	6-Month BP BBA-LIBOR	Pay	5.000	03/20/2013		1,500	20
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Pay	5.000	03/18/2014		700	15
Barclays Bank plc	6-Month BP-LIBOR	Pay	5.000	03/18/2014		2,900	163
Royal Bank of Scotland	INF GBP R 3.1825/UKRPI 12/19/17 RYL	Pay	3.250	12/14/2017		100	3
Royal Bank of Scotland	INF GBP R 3.1825/UKRPI 12/19/07 RYL	Pay	0.000	12/19/2017		200	5
Credit Suisse International	6-Month BP-LIBOR	Receive	4.000	12/15/2035		100	—
Barclays Bank plc	6-Month BP-LIBOR	Receive	5.000	03/18/2039		100	(14)
Barclays Bank plc	6-Month BP-LIBOR	Receive	4.500	03/18/2039		800	(80)
HSBC Bank USA, N.A.	6-Month BP-LIBOR	Receive	4.500	03/18/2039		200	(6)
Deutsche Bank AG	6-Month EUR-EURIBOR	Pay	4.500	03/19/2010		€300	3
Morgan Stanley Capital Services, Inc.	IRS EUR R 6ME/4.5 03/19/08 MYC	Pay	4.500	03/19/2010		300	3
JP Morgan Chase	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	2.261	07/14/2011		400	18
BNP Paribas	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.987	12/15/2011		100	2
Barclays Capital, London	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.000	03/15/2012		200	3
Royal Bank of Scotland	5-Year French CPI Ex Tobacco Daily Reference Index	Pay	1.955	03/28/2012		100	1
Morgan Stanley Capital Services, Inc.	6-Month JPY-LIBOR	Pay	1.000	03/18/2009		¥100,000	2
UBS AG	6-Month JPY-LIBOR	Pay	1.500	06/17/2013		110,000	25
Citibank N.A	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016	MEX$	2,000	(12)
Merrill Lynch & Co., Inc.	28-Day Mexican-TIIE-Banxico	Pay	8.170	11/04/2016		700	(5)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2028		$100	(5)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2018		600	(7)
Royal Bank of Scotland	3-Month US-LIBOR	Receive	5.000	12/17/2018		3,100	30
Bank of America NA	3-Month US-LIBOR	Receive	5.000	12/17/2018		700	(27)
Barclays Bank plc	3-Month US-LIBOR	Receive	5.000	12/17/2018		1,500	7
Royal Bank of Scotland	3-Month US-LIBOR	Receive	5.000	12/17/2023		100	(4)
Barclays Bank plc	3-Month US-LIBOR	Receive	5.000	12/17/2028		300	(17)
Royal Bank of Scotland	3-Month US-LIBOR	Receive	5.000	12/17/2038		1,100	(40)
Morgan Stanley Capital Services, Inc.	3-Month US-LIBOR	Receive	5.000	12/17/2038		100	(2)
Barclays Bank plc	3-Month US-LIBOR	Receive	5.000	12/17/2038		2,300	(153)
Citibank N.A	3-Month US-LIBOR	Receive	5.000	12/17/2038		3,700	(382)
Bank of America NA	3-Month US-LIBOR	Receive	5.000	12/17/2038		200	(14)
Credit Suisse International	3-Month US-LIBOR	Receive	5.000	12/17/2038		300	(8)

Total Interest Rate Swaps							$(236)

38

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2008—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell	Pay/Receive Fixed Rate	Expiration Date	Notional Amount (000s)	Appreciation/ (Depreciation) (000s)
Merrill Lynch International	CDX HY-8 100 SP MEI	Sell	2.750%	06/20/2012	$98	$(10)
Deutsche Bank AG	GMAC LLC SP DUB 6.875 due 8/28/2012	Sell	5.400	09/20/2012	100	(40)
JP Morgan Chase Bank, N.A.	Capital One BP JPM 6.25 due 11/15/13	Buy	1.210	09/20/2012	100	7
Merrill Lynch International	GMAC LLC SP MEI 6.875 due 8/28/2012	Sell	6.300	09/20/2012	100	(38)
BNP Paribas	Goldman Sachs GR INC BP BPS 6.6 due 1/15/12	Buy	0.390	12/20/2012	100	9
Merrill Lynch International	CDX HY-9 100 25-35% SP MEI	Sell	6.510	12/20/2012	200	(10)
Morgan Stanley Capital Services, Inc.	CDX HY-9 100 25-35% SP MYC	Sell	6.570	12/20/2012	200	(6)
Merrill Lynch International	CDX HY-9 100 25-35% SP MEI	Sell	6.690	12/20/2012	100	(4)
Morgan Stanley Capital Services, Inc.	CDX IG10 5Y BP MYC	Buy	1.550	06/20/2013	1,854	56
Deutsche Bank AG	CDX IG10 5Y BP DUB	Buy	1.550	06/20/2013	7,320	239
Merrill Lynch International	CDX IG10 5Y BP MEI	Buy	1.550	06/20/2013	1,562	48
Deutsche Bank AG	CDX IG11 5Y SP DUB	Sell	1.500	12/20/2013	300	(4)
Citibank N.A.	GATX FIN BP CBK 5.8 due 3/1/16	Buy	1.070	03/20/2016	1,000	91
Barclays Capital, London	CDX IG9 10Y BP BRC	Buy	0.800	12/20/2017	683	44
UBS AG	Citigroup INC BP UAG 6.125 due 5/15/18	Buy	0.850	06/20/2018	100	8
BNP Paribas	Citigroup INC BP BPS 6.125 due 5/15/18	Buy	0.900	06/20/2018	100	8

Total Credit Default Swaps						$398

Total Swaps						$162

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Par Value (000s)	Security	Value (000s)
($2,400)	Federal Home Loan Mortgage Corporation	($2,341)
(1,700)	Federal National Mortgage Association	(1,676)
(4,600)	United States Treasury Notes	(4,707)

	Fixed Income Investments Sold Short, at value (proceeds $8,805)	($8,724)

*	Security in default.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2008.

2	At October 31, 2008, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $92,406 or 112% of net assets.

3	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2008, these securities were valued at $5,506 or 7% of net assets.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2008. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

7	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

a	Rounds to less than $1,000.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

ERN	Eritrean Nakfa.

€	Euro.

¥	Japanese Yen.

MEX$	Mexican Peso.

The accompanying notes are an integral part of the financial statements.

39

[THIS PAGE INTENTIONALLY LEFT BLANK]

40

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE
CHARACTERISTICS

High quality short-term bonds.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The crisis in fixed income markets continued throughout the fiscal year ended October 31, 2008. Credit conditions tightened despite significant decreases in monetary policy rates. The financial system struggled as banks, broker-dealers, and insurance companies came under significant funding pressure. The “flight to quality” resulted in U.S. Treasury securities outperforming riskier fixed income assets.

The combined efforts of the Federal Reserve and the U.S. Treasury served to avert a collapse of the banking system. The Fed aggressively eased policy rates while initiating several lending programs to provide liquidity to the banking system. The U.S. Treasury brokered legislation through Congress to provide government assistance to the banks. Despite their combined efforts, two major brokerage houses, Bear Stearns and Lehman Brothers, failed to survive the turmoil. Market tone turned decidedly negative as the year progressed. While embedded leverage in the financial markets continues to decline, considerable time will be required before credit markets stabilize.

The U.S. economy ultimately succumbed to pressures from the banking sector. GDP growth slowed significantly as the manufacturing sector softened and consumption declined. Weakness in the economy resulted in a spike in jobless claims and an increase in the unemployment rate. Further reductions in consumer spending will likely result in a recession. Meanwhile, inflation pressures have abated with recent decreases in energy prices. Short-term interest rates will likely remain depressed for a considerable time.

PERFORMANCE

In this difficult environment, the Harbor Short Duration Fund underperformed its benchmark, the Merrill Lynch 1 to 3 Year U.S. Treasury Index. The Fund returned -0.37% (Institutional Class) and -0.73% (Administrative Class) for the 12 months ended October 31, 2008. This compares with a return of 6.85% for the index.

The sub-par performance of the Fund can be attributed to the substantial allocation to non-government securities held in the portfolio. The asset-backed securities sector of the fixed income universe is the primary source of yield enhancement for the Fund. The Treasury sector outperformed non-government credit sectors of comparable duration throughout the fiscal year.

Interest rate strategies also detracted from incremental performance. The duration of the portfolio was maintained at a level shorter than the benchmark as a means to capture more attractive yields at the short end of the yield curve. As prices of U.S. Treasury securities climbed, the increase in market value more than offset the yield disadvantage of holding longer-term securities.

OUTLOOK AND STRATEGY

Federal funds futures contracts are beginning to forecast an end to this rate cycle in 2009. Current monetary policy rates, however, may not be low enough to provide the necessary stimulus to the economy. Despite low funding levels and steep yield curves, instability in

41

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal National Mortgage Association (3.250% - 01/10/2010)	12.1%
U.S. Treasury Notes (2.750% - 07/31/2010)	11.5
Federal Home Loan Mortgage Corp. (4.750% - 1/18/2011)	7.7
U.S. Treasury Notes (4.250% - 01/15/2011)	5.5
Federal National Mortgage Association (5.138% - 10/01/2035)	4.0
Banc of America Mortgage Securities Inc. (4.145% -07/25/2034)	2.9
Washington Mutual Mortgage (3.795% - 06/25/2034)	2.9
Federal National Mortgage Association REMIC (3.629% -03/25/2023)	2.5
Citicorp Mortgage Securities Inc. REMIC (4.750% -08/25/2034)	2.5
MBNA Credit Card Master Note Trust (4.900% - 07/15/2011)	2.4

the credit markets has limited lending by the banking sector. Tight credit markets may prolong the economic contraction.

The steep yield curve is beginning to provide interesting opportunities to extend duration. As conditions unfold, the portfolio duration may be gradually extended to a level that is more neutral to the benchmark.

Opportunities in the credit markets exceed historical norms as spreads have been driven to extremes. Liquidity, however, has declined significantly. We are reluctant to increase our non-government exposure until liquidity improves. The non-government focus continues to be in highly rated securities (mostly AAA) from the asset-backed securities sector of the fixed income universe.

We intend to continue managing the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Short Duration Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	016

Cusip	411511702

Ticker	HASDX

Inception Date	01-01-1992

Net Expense Ratio*	0.38%

Total Net Assets (000s)	$67,566

ADMINISTRATIVE CLASS

Fund #	216

Cusip	411511678

Ticker	HRSDX

Inception Date	11-01-2002

Net Expense Ratio*	0.63%

Total Net Assets (000s)	$68

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	48	43

Average Market Coupon	4.00%	3.65%

Yield to Maturity	5.73%	1.43%

Weighted Average Maturity	2.23 years	1.76 years

Weighted Average Duration	1.33 years	1.61 years

Weighted Average Credit Quality	AAA	AAA

Portfolio Turnover Rate— (Year Ended 10-31-2008)	78%	N/A

CREDIT QUALITY (% of investments)

FUND CATEGORY

MATURITY PROFILE (% of investments)

*	Excludes interest expense from reverse repurchase agreements.

43

Harbor Short Duration Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Short Duration Fund
Institutional Class	-0.37%	2.48%	3.47%	01-01-1992	$14,065
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	6.85	3.81	4.56	—	$15,619

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 1 to 3 YR U.S. Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Short Duration Fund
Administrative Class	-0.73%	2.20%	2.07%	11-01-2002	$11,308
Comparative Index
Merrill Lynch 1-3 YR U.S. Treasury	6.85	3.81	3.51	—	$12,298

As stated in the Fund’s current prospectus, the expense ratios were 0.39% (Net) and 0.58% (Gross) (Institutional Class); and 0.64% (Net) and 0.83% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

44

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 0.7%)

ASSET-BACKED SECURITIES—30.4%
Principal Amount (000s)		Value (000s)

	Ameriquest Mortgage Securities Inc.
	Series 2006-R1 Cl. M1
$1,000	3.649%—03/25/2036[1,2]	$587
	Series 2005-R1 Cl. M1
1,000	3.709%—03/25/2035[1,2]	725

		1,312

	Bank One Issuance Trust
	Series 2004-A6 Cl. NT
1,465	3.940%—04/16/2012	1,433
	Chase Issuance
1,370	5.010%—01/15/2012[2]	1,305
	Citibank Credit Card Issuance Trust
	Series 2006-A5 Cl. NT
1,220	5.300%—05/20/2011	1,210
	Citibank Credit Card Master Trust I
	Series 1999-2 CTF Cl. A
1,000	5.875%—03/10/2011	996
	Contimortgage Home Equity Trust
	Series 1996-4 Cl. A10
1,063	5.040%—01/15/2028[1,2]	903
	Countrywide Asset-Backed Certificates
	Series 2005-4 Cl. MV1
1,000	3.719%—10/25/2035[1,2]	912
	Federal National Mortgage Association
	Series 2002-W2 Cl. AF5
850	6.459%—06/25/2032[1,3]	801
	HSI Asset Securitization Corp Trust
	Series 2006-OPT2 Cl. M1
1,000	3.629%—01/25/2036[1,2]	375
	Long Beach Mortgage Loan Trust
	Series 2006-WL1 Cl. 2A2
749	3.439%—01/25/2046[1,2]	734
	MBNA Credit Card Master Note Trust
	Series 2003-A4
1,000	4.780%—09/17/2012[2]	939
	Series 2006-A1 Cl. A
1,612	4.900%—07/15/2011	1,603

		2,542

	Peco Energy Transition Trust
	Series 2000-A Cl. A3
1,076	7.625%—03/01/2010	1,087
	Residential Asset Mortgage Products Inc.
	Series 2003-RS4 Cl. AIIB
532	3.919%—05/25/2033[2]	452

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	Residential Asset Securities Corp.
	Series 2005-KS2 Cl. M1
$1,000	3.689%—03/25/2035[1,2]	$676
	Series 2005-KS10 Cl. M2
1,000	3.699%—11/25/2035[1,2]	510
	Series 2005-KS1 Cl. M1
1,000	3.709%—02/25/2035[1,2]	624
	Series 2001-KS2 Cl. AII
609	3.719%—06/25/2031[2]	526
	Series 2004-KS4 Cl. A2B3
1,124	4.019%—05/25/2034[1,2]	956

		3,292

	Residential Funding Mortgage Securities II Inc.
	Series 2003-HS2 Cl. AIIB
219	3.509%—06/25/2028[1,2]	84
	SLM Student Loan Trust
1,140	2.859%—06/15/2018[2]	1,117
	Specialty Underwriting & Residential Finance
	Series 2004-BC4 Cl. M1
872	4.059%—10/25/2035[1,2]	619
	USAA Auto Owner Turst
555	3.580%—03/15/2011	546
	Wells Fargo Home Equity Trust
	Series 2005-4 Cl. AI3
1,000	3.639%—12/25/2035[1,2,4]	850

TOTAL ASSET-BACKED SECURITIES (Cost $24,462)		20,570

COLLATERALIZED MORTGAGE OBLIGATIONS—50.4%
	Banc of America Mortgage Securities Inc. Pass Through Certificates
	Series 2004-F Cl. 2A5
2,000	4.145%—07/25/2034[1,2]	1,950
	Citicorp Mortgage Securities Inc. REMIC[5] Pass Through Certificates
	Series 2004-5 Cl. 1A29
1,706	4.750%—08/25/2034[1]	1,663
	Federal Home Loan Banks
1,338	4.750%—10/25/2010	1,344
	Federal Home Loan Mortgage Corp.
5,000	4.750%—01/18/2011	5,181
	Federal Home Loan Mortgage Corp. REMIC[5]
1,424	4.375%—04/15/2015[1]	1,414
1,421	4.988%—07/15/2023[1,2]	1,360
1,310	5.138%—02/15/2025[2]	1,297

		4,071

	Federal National Mortgage Association
8,200	3.250%—02/10/2010[1]	8,213
2,591	5.138%—10/01/2035[1,2]	2,675

		10,888

	Federal National Mortgage Association REMIC[5]
1,729	Series 2003-38 Cl. FA	1,686
	3.629%—03/25/2023[1,2]
764	4.650%—01/25/2023[2]	778
	Series 1997-68 Cl. FC
743	4.813%—05/18/2027[2]	741

		3,205

45

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	First Horizon Alternative Mortgage Securities
	Series 2006-FA6 Cl. IIA1
$969	6.250%—11/25/2036	$876
	Government National Mortgage Association REMIC[5]
817	5.0188%—10/16/2029[2]	816
	Residential Accredit Loans Inc.
	Series 2006-QS7 Cl. A1
826	6.000%—06/25/2036	625
	Structured Adjustable Rate Mortgage Loan Trust
	Series 2004-20 Cl. 1A1
915	5.190%—01/25/2035[1,6]	665
	Structured Asset Securities Corp.
	Series 2002-1A Cl. 2A1
546	5.263%—02/25/2032[1,2]	460
	Washington Mutual Mortgage Pass Through Certificates
	Series 2006-AR13 Cl. 1A
694	3.545%—10/25/2046[1,2]	416
	Pass Through Certificates
	Series 2004-AR4 Cl. A6
2,000	3.795%—06/25/2034[1,6]	1,937

		2,353

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $34,982)		34,097

U.S. GOVERNMENT OBLIGATIONS—18.5%
Principal Amount (000s)		Value (000s)

	U.S. Treasury Notes
$1,000	2.000%—02/28/2010	$1,007
7,600	2.750%—07/31/2010	7,777
3,500	4.250%—01/15/2011[1]	3,719

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $12,257)		12,503

SHORT-TERM INVESTMENTS—0.1%
(Cost $61)
REPURCHASE AGREEMENTS
61	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.010% collateralized by U.S. Treasury Bills (market value $65)	61

TOTAL INVESTMENTS—99.4% (Cost $71,762)		67,231

CASH AND OTHER ASSETS, LESS LIABILITIES—0.6%		403

TOTAL NET ASSETS—100.0%		$67,634

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2008 ARE AS FOLLOWS:

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Notes 2 Yr. Futures (Buy)	55	$11,000	Dec-2008	$150

1	At October 31, 2008, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $35,514 or 53% of net assets.

2	Floating rate security. The stated rate represents the rate in effect at October 31, 2008.

3	Step coupon security.

4	Securities purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2008, these securities were valued at $850 or 1% of net assets.

5	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

6	Variable rate security. The stated rate represents the rate in effect at October 31, 2008.

The accompanying notes are an integral part of the financial statements.

46

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

Money markets experienced the most volatile conditions in their history as the global credit crisis continued to challenge markets throughout the fiscal year ended October 31, 2008. Instability in the credit markets led to increased asset write-downs and capital constraints in the banking sector. Short-term debt markets came under considerable strain as money market funds experienced difficulty in selling assets to satisfy redemption requests. In response to challenges in the market, the Federal Reserve announced the creation of a funding facility designed to provide liquidity to money market investors. The program served to calm markets and to ease some of the pressure on money market fund managers.

The U.S. economy ultimately succumbed to pressures from the banking sector. GDP growth declined late in the fiscal year as the manufacturing sector softened and consumption stalled. Weakness in the economy resulted in a spike in jobless claims and a corresponding increase in the unemployment rate. As the economy slows, risks of further reduction in consumer spending may result in a recession. Meanwhile, inflation concerns waned with a significant decline in energy prices. Economic slowdowns are generally viewed as deflationary.

The Federal Reserve eased policy rates on several occasions throughout the fiscal year. The aggressive reduction in target policy rates has steepened the money market yield curve. The Federal Reserve adopted several creative programs to stimulate lending as traditional monetary policy adjustments proved ineffective in controlling overnight lending rates. Despite some improvements in the credit markets, U.S. Treasury Bill yields remained under pressure with yields significantly below 1%. Markets improved later in the fiscal year with the Libor-Treasury spread, or TED spread, narrowing considerably. It will likely be some time before the credit markets stabilize.

PERFORMANCE

Despite the uncertain interest rate environment, the Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2008, the Fund returned 3.04% (Institutional Class) and 2.79% (Administrative Class). This compares with the return of 2.72% for the Fund’s benchmark, the Merrill Lynch 3-Month U.S. T-Bill Index.

The duration of the portfolio was maintained at a level shorter than the 3-month benchmark as a defensive measure in a difficult market environment. The risk to the strategy was in failing to lock in current rates, if yields continued to fall. Despite this conservative positioning, the overall duration strategy had a positive impact on the portfolio’s total return.

Finally, we are pleased to report that the fund had no exposure during the year to Asset-Backed Commercial Paper (ABCP), Structured Investment Vehicles (SIVs) or other impaired or distressed holdings and required no assistance or intervention by a third party.

47

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)

Federal Home Loan Mortgage Corp. (0.010% - 12/17/2008)	6.2%
Federal Home Loan Mortgage Corp. (0.010% - 11/17/2008)	6.1
Federal National Mortgage Assocation (0.010% - 12/24/2008)	5.5
Svenska Handlsbn Ab (2.700% - 11/12/2008)	4.8
Federal Home Loan Mortgage Corp. (0.010% - 12/05/2008)	4.2
Federal National Mortgage Assocation (0.010% - 12/22/2008)	3.5
International Lease Finance Corp. (3.050% - 11/03/2008)	3.3
Federal Home Loan Mortgage Corp. (0.010% - 11/28/2008)	3.3
Federal National Mortgage Assocation (0.010% - 12/08/2008)	3.2
Federal Home Loan Mortgage Corp. (0.010% - 01/26/2009)	2.9

OUTLOOK AND STRATEGY

During the fiscal year, the federal funds rate declined from 4.50% to 1.00%, with markets predicting additional reductions in the target rate through calendar year end. The Fund’s portfolio duration may be extended in the near term as opportunities emerge further out on the yield curve.

The Fund invests primarily in high-quality money market instruments including bank CDs and commercial paper, with a concentration in agency discount notes and U.S. Treasury bills. The average days-to-maturity of the portfolio was held relatively short in response to instability in the banking sector. We intend to keep the Fund invested in money market products with maturities inside of three months while maintaining a portfolio weighted average maturity in the mid 30-40 day range.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

48

Harbor Money Market Fund

FUND SUMMARY—October 31, 2008 (Unaudited)

INSTITUTIONAL CLASS

Fund #	015

Cusip	411511405

Ticker	HARXX

Inception Date	12-29-1987

Net Expense Ratio	0.28%

Total Net Assets (000s)	$238,954

ADMINISTRATIVE CLASS

Fund #	215

Cusip	411511660

Ticker	HRMXX

Inception Date	11-01-2002

Net Expense Ratio	0.53%

Total Net Assets (000s)	$13

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Holdings	23	1

Yield to Maturity	1.35%	0.45%

Weighted Average Maturity	39 days	40 days

Weighted Average Duration	1 month	2 months

Weighted Average Credit Quality	AAA	AAA

CREDIT QUALITY (% of investments)

FUND CATEGORY

49

Harbor Money Market Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-1998 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Money Market Fund
Institutional Class	3.04%	3.25%	3.43%	01-01-1992	$14,007
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	2.72	3.27	3.52	—	$14,131

Current yield for periods ended 09-30-2008	7 Day 2.06%	30 Days 2.25%

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11-01-2002 through 10-31-2008

The graph compares a $10,000 investment in the Fund with the performance of the Merrill Lynch 3-Month U.S. T-Bill Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10-31-2008
Harbor Money Market Fund
Administrative Class	2.79%	2.98%	2.48%	11-01-2002	$11,580
Comparative Index
Merrill Lynch 3-Month U.S. T-Bills	2.72	3.27	2.93	—	$11,889

Current yield for periods ended 09-30-2008	7 Day 1.81%	30 Days 2.00%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

50

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2008

Total Investments (% of net assets)

(Excludes net cash of -0.3%)

BANK OBLIGATIONS—3.2%
Principal Amount (000s)		Value (000s)
	Barclays Bank plc
$3,000	3.000%—01/20/2009	$3,000
2,500	3.070%—01/12/2009	2,500

		5,500

	Toronto Dominion Bank
2,000	3.030%—01/09/2009	2,000

Total BANK OBLIGATIONS (Cost $7,500)		7,500

COMMERCIAL PAPER—27.9%
	Abbey National North America LLC
4,000	2.700%—11/04/2008	3,999
3,500	2.780%—11/12/2008	3,497

		7,496

	Bank of Scotland plc
1,500	2.790%—11/07/2008	1,499
3,500	2.800%—11/04/2008	3,499
3,700	2.900%—11/10/2008	3,697

		8,695

	CBA Delaware Finance Inc.
2,000	2.600%—11/05/2008	1,999
	Danske Corp.
2,700	2.680%—12/03/2008	2,694
	Dexia Delaware LLC
1,500	2.790%—11/10/2008	1,499
	ING U.S. Funding LLC
3,200	2.580%—11/03/2008-11/10/2008	3,199
4,000	2.700%—11/03/2008-11/25/2008	3,996

		7,195

	International Lease Finance Corp.
8,000	3.050%—11/03/2008	7,999
2,500	3.250%—12/29/2008	2,487

		10,486

	Lloyds Bank plc
2,000	2.550%—11/05/2008	1,999
	Royal Bank of Canada
5,000	2.650%—11/07/2008	4,998
	Societe Generale North America Inc.
2,000	2.750%—12/11/2008	1,994
6,200	2.780%—11/06/2008	6,198

		8,192

COMMERCIAL PAPER—Continued
Principal Amount (000s)		Value (000s)
	Svenska Handlsbn Ab
$11,500	2.700%—11/12/2008	$11,490

Total COMMERCIAL PAPER (Cost $66,743)		66,743

REPURCHASE AGREEMENTS—0.0%
(Cost $53)
53	Repurchase Agreement with State Street Corp. dated October 31, 2008 due November 3, 2008 at 0.010% collateralized by U.S. Treasury Bills (market value $55)	53

U.S. GOVERNMENT AGENCIES—69.2%
113,851	Federal Home Loan Mortgage Corp. 0.010%—11/10/2008-02/24/2009	113,538
52,000	Federal National Mortgage Association 0.010%—11/04/2008-02/27/2009	51,874

TOTAL U.S. GOVERNMENT AGENCIES (Cost $165,412)		165,412

TOTAL INVESTMENTS—100.3% (Cost $239,708)[a]		239,708
CASH AND OTHER ASSETS, LESS LIABILITIES—(0.3)%		(741)

TOTAL NET ASSETS—100.0%		$238,967

a	The aggregated identified cost on a tax basis is the same.

The accompanying notes are an integral part of the financial statements.

51

[THIS PAGE INTENTIONALLY LEFT BLANK]

52

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2008

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$64,448	$7,327,567	$163,729	$71,762	$239,708
Investments, at value	$43,417	$6,798,215	$153,343	$67,170	$239,655
Repurchase agreements	11,715	181,474	2,680	61	53
Cash-Restricted	—	23,933	439	125	—
Cash	1	—	7	6	1
Foreign currency, at value (cost: $0; $18,463; $536; $0; $0)	—	17,661	526	—	—
Receivables for:
Investments sold	121	2,360,289	20,736	—	—
Foreign currency spot contracts	—	—	—	—	—
Capital shares sold	83	7,964	206	135	61
Dividends	—	375	—	—	—
Interest	1,174	22,870	956	376	63
Open forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	134	21	—	—
Withholding tax receivable	—	63	1	—	—
Other assets	6	—	17	—	6
Prepaid registration fees	23	17	19	19	19
Total Assets	56,540	9,412,995	178,951	67,892	239,858
LIABILITIES
Payables for:
Due to custodian	—	1,064	—	—	—
Investments purchased	1,139	3,616,273	86,203	—	—
Foreign currency spot contracts	—	1,209	13	—	—
Capital shares reacquired	7	10,524	779	216	818
Dividends to shareholders	—	—	—	—	1
Investments sold short, at value (proceeds: $0; $249,636; $8,805; $0; $0)	—	250,391	8,724	—	—
Written options, at value (premium received: $0; $11,984; $21; $0; $0)	—	9,755	17	—	—
Swap agreements, at value (cost: $0; $2,280; $503; $0; $0)	—	29,884	341	—	—
Interest on investments sold short	—	2,099	14	—	—
Open forward currency contracts	—	8,786	479	—	—
Variation margin on futures contracts	—	975	39	14	—
Accrued expenses:
Management fees	27	1,476	37	12	38
12b-1 fees	1	15	—	1	1
Trustee’s fees and expenses	1	22	—	1	1
Transfer agent fees	3	192	5	4	13
Other	6	259	—	10	19
TBA sale commitments, at value	—	1,738,054	—	—	—
Total Liabilities	1,184	5,670,978	96,651	258	891
NET ASSETS	$55,356	$3,742,017	$82,300	$67,634	$238,967
Net Assets Consist of:
Paid-in capital	$68,936	$3,936,302	$94,535	$76,510	$238,932
Undistributed/(overdistributed) net investment income	352	5,151	351	252	38
Accumulated net realized gain/(loss)	(4,616)	82,193	(4,917)	(4,747)	(3)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	(9,316)	(344,609)	(7,466)	(4,531)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	62,980	(203)	150	—
	$55,356	$3,742,017	$82,300	$67,634	$238,967
NET ASSET VALUE PER SHARE BY CLASS:[1]
Institutional Class
Net assets	$47,862	$3,667,809	$81,832	$67,566	$238,954
Shares of beneficial interest[2]	5,611	326,304	9,070	8,612	238,954
Net asset value per share	$8.53	$11.24	$9.02	$7.85	$1.00
Administrative Class
Net assets	$501	$74,208	$468	$68	$13
Shares of beneficial interest[2]	59	6,606	52	9	13
Net asset value per share	$8.53	$11.23	$9.02	$7.83	$1.00
Investor Class
Net assets	$6,993
Shares of beneficial interest[2]	819	***NOT APPLICABLE***
Net asset value per share	$8.53

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the financial statements.

53

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2008

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Investment Income:
Dividends	$—	$687	$—	$—	$—
Interest	3,923	171,610	3,389	2,893	7,428
Total Investment Income	3,923	172,297	3,389	2,893	7,428
Operating Expenses:
Management fees	307	16,714	362	140	456
12b-1 fees:
Administrative Class	1	142	2	7	15
Investor Class	9	N/A	N/A	N/A	N/A
Shareholder communications	5	288	4	9	15
Custodian fees	48	450	88	39	43
Transfer agent fees:
Institutional Class	28	2,022	45	40	133
Administrative Class	—	34	1	2	4
Investor Class	7	N/A	N/A	N/A	N/A
Professional fees	5	106	4	4	8
Trustee’s fees and expenses	1	35	—	1	2
Registration fees	47	181	52	32	41
Miscellaneous	6	36	5	6	19
Expenses before interest expense	464	20,008	563	280	736
Interest expense on reverse repurchase agreements	—	—	—	24	—
Total expenses	464	20,008	563	304	736
Management fees waived	—	(607)	—	—	(46)
Transfer agent fees waived	(3)	(219)	(4)	(4)	(15)
Other expenses waived	(51)	—	(127)	(4)	(6)
Custodial expense reductions	(1)	(26)	(1)	(1)	(4)
Net expenses	409	19,156	431	295	665
Net Investment Income	3,514	153,141	2,958	2,598	6,763
Realized and Unrealized Gain/(Loss) on Investment Transactions:
Net realized gain/(loss) on:
Investments	(4,404)	19,069	(5,481)	297	—
Foreign currency transactions	—	31,304	187	—	—
Swap agreements	—	17,309	198	—	—
Futures contracts	—	51,299	194	541	—
Written options	—	22,675	292	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	(9,025)	(309,835)	(7,891)	(3,990)	—
Swap agreements	—	(28,988)	201	—	—
Futures contracts	—	53,608	288	79	—
Forwards	—	(25,834)	(562)	—	—
Translations of assets and liabilities in foreign currencies	—	(2,378)	(21)	—	—
Net gain/(loss) on investment transactions	(13,429)	(171,771)	(12,595)	(3,073)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(9,915)	$(18,630)	$(9,637)	$(475)	$6,763

The accompanying notes are an integral part of the financial statements.

54

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in Thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$3,514	$3,326	$153,141	$118,968
Net realized gain/(loss) on investments	(4,404)	(212)	141,656	(9,997)
Net unrealized appreciation/(depreciation) of investments	(9,025)	(794)	(313,427)	37,974
Net increase/(decrease) in assets resulting from operations	(9,915)	2,320	(18,630)	146,945
Distributions to Shareholders:
Net investment income:
Institutional Class	(3,248)	(2,705)	(186,424)	(138,823)
Administrative Class	(38)	(35)	(3,018)	(2,212)
Investor Class	(233)	(325)	N/A	N/A
Net realized gain on investments:
Institutional Class	—	(186)	(4,748)	—
Administrative Class	—	(3)	(77)	—
Investor Class	—	(30)	N/A	N/A
Total distributions to shareholders	(3,519)	(3,284)	(194,267)	(141,035)
Net Increase/(Decrease) Derived from Capital Share Transactions	18,207	17,634	1,261,587	341,515
Net increase/(decrease) in net assets	4,773	16,670	1,048,690	347,425
Net Assets:
Beginning of period	50,583	33,913	2,693,327	2,345,902
End of period*	$55,356	$50,583	$3,742,017	$2,693,327
* Includes undistributed/(over-distributed) net investment income of :	$352	$357	$5,151	$6,605

The accompanying notes are an integral part of the financial statements.

55

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007

$2,958	$830	$2,598	$3,500	$6,763	$10,024
(4,610)	94	838	440	—	—
(7,985)	417	(3,911)	(732)	—	—
(9,637)	1,341	(475)	3,208	6,763	10,024

(2,813)	(865)	(3,007)	(3,043)	(6,599)	(9,781)
(25)	(47)	(115)	(81)	(164)	(242)
N/A	N/A	N/A	N/A	N/A	N/A

—	(39)	—	—	—	—
—	(3)	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(2,838)	(954)	(3,122)	(3,124)	(6,763)	(10,023)
68,267	13,049	(525)	(7,381)	17,937	28,595
55,792	13,436	(4,122)	(7,297)	17,937	28,596

26,508	13,072	71,756	79,053	221,030	192,434
$82,300	$26,508	$67,634	$71,756	$238,967	$221,030
$351	$(30)	$252	$563	$38	$46

56

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in Thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$36,408	$29,949	$2,110,101	$892,540
Net proceeds from redemption fees	55	31	—	—
Reinvested in payment of distributions	2,294	2,062	156,620	115,351
Cost of shares reacquired	(22,666)	(15,586)	(1,040,584)	(670,363)
Net increase/(decrease) in net assets	$16,091	$16,456	$1,226,137	$337,528
Administrative Class
Net proceeds from sale of shares	$8	$36	$54,115	$21,759
Net proceeds from redemption fees	1	—	—	—
Reinvested in payment of distributions	38	38	3,082	2,212
Cost of shares reacquired	(2)	—	(21,747)	(19,984)
Net increase/(decrease) in net assets	$45	$74	$35,450	$3,987
Investor Class
Net proceeds from sale of shares	$6,173	$2,116
Net proceeds from redemption fees	6	2	Not	Not
Reinvested in payment of distributions	228	348	Applicable	Applicable
Cost of shares reacquired	(4,336)	(1,362)
Net increase in net assets	$2,071	$1,104
SHARES
Institutional Class
Shares sold	3,549	2,676	176,191	76,894
Shares issued in reinvestment of distributions	227	188	13,329	9,997
Shares reacquired	(2,222)	(1,424)	(88,129)	(57,863)
Net increase/(decrease) in shares outstanding	1,554	1,440	101,391	29,028
Beginning of period	4,057	2,617	224,913	195,885
End of period	5,611	4,057	326,304	224,913
Administrative Class
Shares sold	1	3	4,570	1,876
Shares issued in reinvestment of distributions	4	3	263	192
Shares reacquired	—	—	(1,840)	(1,733)
Net increase/(decrease) in shares outstanding	5	6	2,993	335
Beginning of period	54	48	3,613	3,278
End of period	59	54	6,606	3,613
Investor Class
Shares sold	695	190
Shares issued in reinvestment distributions	22	32
Shares reacquired	(421)	(124)	Not Applicable	Not Applicable
Net increase in shares outstanding	296	98
Beginning of period	523	425
End of period	819	523

The accompanying notes are an integral part of the financial statements.

57

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007	November 1, 2007 through October 31, 2008	November 1, 2006 through October 31, 2007

$134,442	$17,889	$44,479	$45,743	$448,965	$380,703
—	—	—	—	—	—
2,593	798	2,717	2,388	6,536	9,660
(68,168)	(5,687)	(45,549)	(56,099)	(432,215)	(362,528)
$68,867	$13,000	$1,647	$(7,968)	$23,286	$27,835

$33	$—	$1,321	$1,367	$3,798	$2,989
—	—	—	—	—	—
25	49	115	81	164	242
(658)	—	(3,608)	(861)	(9,311)	(2,471)
$(600)	$49	$(2,172)	$587	$(5,349)	$760

Not	Not	Not	Not	Not	Not
Applicable	Applicable	Applicable	Applicable	Applicable	Applicable

12,784	1,834	5,474	5,546	448,965	380,703
251	83	336	290	6,536	9,660
(6,526)	(583)	(5,609)	(6,805)	(432,215)	(362,527)
6,509	1,334	201	(969)	23,286	27,836
2,561	1,227	8,411	9,380	215,668	187,832
9,070	2,561	8,612	8,411	238,954	215,668

3	—	163	165	3,798	2,989
2	5	14	10	164	242
(61)	—	(456)	(104)	(9,311)	(2,471)
(56)	5	(279)	71	(5,349)	760
108	103	288	217	5,362	4,602
52	108	9	288	13	5,362

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

58

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005	2004
Net asset value beginning of period	$10.92	$10.98	$10.91	$11.38	$11.10
Income from Investment Operations:
Net investment income	0.67 [a]	0.75 [a]	0.76 [a]	0.77 [a]	0.75	[a]
Net realized and unrealized gain/(losses) on investments	(2.37)	(0.04)	0.14	(0.42)	0.35
Total from investment operations	(1.70)	0.71	0.90	0.35	1.10
Less Distributions:
Dividends from net investment income	(0.70)	(0.71)	(0.79)	(0.68)	(0.82)
Distributions from net realized capital gains[1]	—	(0.07)	(0.04)	(0.15)	—
Total distributions	(0.70)	(0.78)	(0.83)	(0.83)	(0.82)
Proceeds from redemption fees	0.01	0.01	— [f]	0.01	—	[f]
Net asset value end of period	8.53	10.92	10.98	10.91	11.38
Net assets end of period (000s)	$47,862	$44,312	$28,727	$31,547	$66,715
Ratios and Supplemental Data
Total return	(16.37)%[b]	6.70%[b]	8.56%[b]	3.24%[b]	10.93%[b]
Ratio of total expenses to average net assets (%)[2],3	0.88	0.95	1.06	0.91	0.94
Ratio of net expenses to average net assets (%)[3]	0.77 [a]	0.82 [a]	0.81 [a]	0.82 [a]	0.85	[a]
Ratio of Net Investment Income to Average Net Assets (%)	6.90 [a]	7.15 [a]	7.01 [a]	6.67 [a]	6.85	[a]
Portfolio turnover (%)	65	66	63	42	109

HARBOR BOND FUND
	Institutional Class
Year Ended October 31	2008	2007	2006	2005	2004
Net asset value beginning of period	$11.79	$11.78	$11.61	$12.24	$11.89
Income from Investment Operations:
Net investment income	0.54 [a]	0.54 [a]	0.51 [a]	0.45 [a]	0.16	[a]
Net realized and unrealized gain/(losses) on investments	(0.41)	0.13	0.06	(0.28)	0.68
Total from investment operations	0.13	0.67	0.57	0.17	0.84
Less Distributions:
Dividends from net investment income	(0.66)	(0.66)	(0.39)	(0.50)	(0.23)
Distributions from net realized capital gains[1]	(0.02)	—	(0.01)	(0.30)	(0.26)
Total distributions	(0.68)	(0.66)	(0.40)	(0.80)	(0.49)
Net asset value end of period	11.24	11.79	11.78	11.61	12.24
Net assets end of period (000s)	$3,667,809	$2,650,770	$2,307,286	$1,931,651	$1,546,602
Ratios and Supplemental Data
Total return	0.95%[b]	5.97%[b]	5.10%[b]	1.42%[b]	6.59%[b]
Ratio of total expenses to average net assets (%)[2],3	0.58	0.57	0.60	0.60	0.60
Ratio of net expenses to average net assets (%)[3]	0.55 [a]	0.56 [a]	0.58 [a]	0.58 [a]	0.57	[a]
Ratio of Net Investment Income to Average Net Assets (%)	4.47 [a]	4.73 [a]	4.34 [a]	3.39 [a]	2.21	[a]
Portfolio turnover (%)	514	213	312	332	311

The accompanying notes are an integral part of the financial statements.

59

Administrative Class						Investor Class
2008	2007	2006	2005		2004	2008	2007	2006		2005	2004
$10.92	$10.97	$10.91	$11.38		$11.10	$10.92	$10.98	$10.91		$11.39	$11.11

0.69 [a]	0.79 [a]	0.89 [a]	1.24	[a]	(0.02)[a]	0.67 [a]	0.75 [a]	0.71	[a]	0.70 [a]	0.62	[a]
(2.43)	(0.09)	(0.02)	(0.90)		1.09	(2.43)	(0.07)	0.14		(0.40)	0.43
(1.74)	0.70	0.87	0.34		1.07	(1.76)	0.68	0.85		0.30	1.05

(0.67)	(0.68)	(0.77)	(0.66)		(0.79)	(0.65)	(0.67)	(0.74)		(0.63)	(0.77)
—	(0.07)	(0.04)	(0.15)		—	—	(0.07)	(0.04)		(0.15)	—
(0.67)	(0.75)	(0.81)	(0.81)		(0.79)	(0.65)	(0.74)	(0.78)		(0.78)	(0.77)
0.02	— [f]	— [f]	—	[f]	— [f]	0.02	— [f]	—	[f]	— [f]	—	[f]
8.53	10.92	10.97	10.91		11.38	8.53	10.92	10.98		10.91	11.39
$501	$595	$524	$2		$1	$6,993	$5,711	$4,662		$4,047	$3,586

(16.59)%[b]	6.54%[b]	8.22%[b]	3.05%[b]		10.49%[b]	(16.72)%[b]	6.31%[b]	8.15%[b]		2.71%[b]	10.41%[b]
1.12	1.20	1.30	—	[e]	1.16	1.25	1.33	1.46		1.34	1.36
1.02 [a]	1.07 [a]	1.05 [a]	—	[a,e]	1.01 [a]	1.14 [a]	1.20 [a]	1.21	[a]	1.25 [a]	1.27	[a]
6.67 [a]	6.89 [a]	6.79 [a]	—	[a,e]	7.00 [a]	6.60 [a]	6.76 [a]	6.63	[a]	6.26 [a]	6.37	[a]
65	66	63	42		109	65	66	63		42	109

Administrative Class
2008	2007		2006	2005	2004
$11.78	$11.77		$11.61	$12.24	$11.89

0.53 [a]	0.53	[a]	0.49 [a]	0.46 [a]	0.32 [a]
(0.43)	0.12		0.05	(0.31)	0.49
0.10	0.65		0.54	0.15	0.81

(0.63)	(0.64)		(0.37)	(0.48)	(0.20)
(0.02)	—		(0.01)	(0.30)	(0.26)
(0.65)	(0.64)		(0.38)	(0.78)	(0.46)
11.23	11.78		11.77	11.61	12.24
$74,208	$42,557		$38,590	$31,953	$18,205

0.71%[b]	5.71%[b]		4.76%[b]	1.18%[b]	6.33%[b]
0.83	0.82		0.85	0.85	0.85
0.80 [a]	0.81	[a]	0.83 [a]	0.83 [a]	0.81 [a]
4.22 [a]	4.50	[a]	4.10 [a]	3.17 [a]	1.94 [a]
514	213		312	332	311

60

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31	2008	2007	2006[g]
Net asset value beginning of period	$9.93	$9.83	$10.00
Income from Investment Operations:
Net investment income	0.40 [a]	0.47 [a]	0.39	[a]
Net realized and unrealized gain/(losses) on investments	(0.93)	0.13	(0.22)
Total from investment operations	(0.53)	0.60	0.17
Less Distributions:
Dividends from net investment income	(0.38)	(0.47)	(0.34)
Distributions from net realized capital gains[1]	—	(0.03)	—
Total distributions	(0.38)	(0.50)	(0.34)
Net asset value end of period	9.02	9.93	9.83
Net assets end of period (000s)	$81,832	$25,431	$12,057
Ratios and Supplemental Data
Total return	(5.80)%[b]	6.31%[b]	1.77%[b,d]
Ratio of total expenses to average net assets (%)[2],3	0.74	1.12	1.83	[c]
Ratio of net expenses to average net assets (%)[3]	0.57 [a]	0.56 [a]	0.57	[a,c]
Ratio of net investment income to average net assets (%)	3.93 [a]	4.62 [a]	5.09	[a,c]
Portfolio turnover (%)	1,334	661	410	[d]

HARBOR SHORT DURATION FUND
	Institutional Class
Year Ended October 31	2008	2007		2006		2005		2004
Net asset value beginning of period	$8.25	$8.24		$8.27		$8.41		$8.57
Income from Investment Operations:
Net investment income	0.31 [a]	0.40	[a]	0.30	[a]	0.35	[a]	0.26	[a]
Net realized and unrealized gain/(losses) on investments	(0.34)	(0.04)		0.08		(0.17)		(0.14)
Total from investment operations	(0.03)	0.36		0.38		0.18		0.12
Less Distributions:
Dividends from net investment income	(0.37)	(0.35)		(0.39)		(0.32)		(0.28)
Distributions from net realized capital gains[1]	—	—		—		—		—
Return of capital	—	—		(0.02)		—		—
Total distributions	(0.37)	(0.35)		(0.41)		(0.32)		(0.28)
Net asset value end of period	7.85	8.25		8.24		8.27		8.41
Net assets end of period (000s)	$67,566	$69,379		$77,264		$53,353		$93,910
Ratios and Supplemental Data
Total return	(0.37)%[b]	4.43%[b]		4.82%[b]		2.17%[b]		1.43%[b]
Ratio of total expenses to average net assets (%)[2],3	0.42	0.58		0.53		0.52		0.45
Ratio of net expenses to average net assets (%)[3]	0.41 [a]	0.49	[a]	0.39	[a]	0.40	[a]	0.31	[a]
Ratio of net expenses excluding interest expense to average net assets (%)	0.38 [a]	0.39	[a]	0.39	[a]	0.39	[a]	0.31	[a]
Ratio of net investment income to average net assets (%)	3.72 [a]	4.69	[a]	4.21	[a]	3.41	[a]	2.65	[a]
Portfolio turnover (%)	78	59		79		159		324

The accompanying notes are an integral part of the financial statements.

61

Administrative Class
2008	2007	2006[g]
$9.93	$9.83	$10.00

0.54 [a]	0.48 [a]	0.40	[a]
(1.11)	0.09	(0.25)
(0.57)	0.57	0.15

(0.34)	(0.44)	(0.32)
—	(0.03)	—
(0.34)	(0.47)	(0.32)
9.02	9.93	9.83
$468	$1,077	$1,015

(6.10)%[b]	6.05%[b]	1.56%[b,d]
1.03	1.35	2.08	[c]
0.82 [a]	0.82 [a]	0.82	[a,c]
3.69 [a]	4.13 [a]	4.28	[a,c]
1,334	661	410	[d]

Administrative Class
2008	2007		2006		2005		2004
$8.24	$8.23		$8.26		$8.41		$8.57

(0.84)[a]	0.37	[a]	0.28	[a]	0.33	[a]	9.80	[a]
0.78	(0.03)		0.09		(0.18)		(9.69)
(0.06)	0.34		0.37		0.15		0.11

(0.35)	(0.33)		(0.37)		(0.30)		(0.27)
—	—		—		—		—
—	—		(0.03)		—		—
(0.35)	(0.33)		(0.40)		(0.30)		(0.27)
7.83	8.24		8.23		8.26		8.41
$68	$2,377		$1,789		$1,556		$1,446

(0.73)%[b]	4.20%[b]		4.59%[b]		1.82%[b]		1.24%[b]
0.68	0.84		0.78		0.76		0.70
0.66 [a]	0.75	[a]	0.64	[a]	0.64	[a]	0.55	[a]
0.63 [a]	0.64	[a]	0.64	[a]	0.64	[a]	0.55	[a]
3.47 [a]	4.45	[a]	3.95	[a]	3.20	[a]	2.48	[a]
78	59		79		159		324

62

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31	2008		2007		2006		2005		2004
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations:
Net investment income	0.03	[a]	0.05	[a]	0.04	[a]	0.03	[a]	—
Net realized and unrealized gain/(losses) on investments			—		—		—		—
Total from investment operations	0.03		0.05		0.04		0.03		—
Less Distributions:
Dividends from net investment income	(0.03)		(0.05)		(0.04)		(0.03)		—
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	(0.03)		(0.05)		(0.04)		(0.03)		—
Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$238,954		$215,668		$187,832		$120,041		$117,561
Ratios and Supplemental Data
Total return	3.04%[b]		5.18%[b]		4.60%[b]		2.55%[b]		0.94%[b]
Ratio of total expenses to average net assets (%)[2,3]	0.32		0.35		0.44		0.47		0.45
Ratio of net expenses to average net assets (%)[3]	0.28	[a]	0.28	[a]	0.32	[a]	0.35	[a]	0.29	[a]
Ratio of net investment income to average net assets (%)	2.97	[a]	5.06	[a]	4.59	[a]	2.52	[a]	0.94	[a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 4 to Financial Statements).

3	Includes interest expense for all periods presented, where applicable.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01.

The accompanying notes are an integral part of the financial statements.

63

Administrative Class
2008		2007		2006		2005		2004
$1.00		$1.00		$1.00		$1.00		$1.00

0.03	[a]	0.05	[a]	0.04	[a]	0.02	[a]	—
—		—		—		—		—
0.03		0.05		0.04		0.02		—

(0.03)		(0.05)		(0.04)		(0.02)		—
—		—		—		—		—
(0.03)		(0.05)		(0.04)		(0.02)		—
1.00		1.00		1.00		1.00		1.00
$13		$5,362		$4,602		$3,896		$3,362

2.79%[b]		4.92%[b]		4.34%[b]		2.29%[b]		0.60%[b]
0.56		0.60		0.69		0.72		0.70
0.53	[a]	0.53	[a]	0.57	[a]	0.60	[a]	0.53	[a]
2.73	[a]	4.82	[a]	4.29	[a]	2.30	[a]	0.74	[a]

64

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—October 31, 2008

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 17 separate portfolios. The portfolios covered by this report include Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively).

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

Security Valuation

Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. The pricing service determines valuations for institutional-size trading units of such debt securities using among other sources, market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

Equity securities (except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities) are valued at the last sale price on a national exchange or system on which they are principally traded on the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations are not readily available or when market quotations or evaluated prices supplied by a pricing vendor are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices for the same securities which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act and the Fund’s Rule 2a-7 procedures.

Participation in the U.S. Department of Treasury Temporary Guarantee Program for Money Market Funds. The Harbor Money Market Fund has elected to participate in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program seeks to support the net asset value (the “NAV”) of shares held by investors in the Fund as of the close of business on September 19, 2008. The Program is designed to address temporary dislocations in credit markets and intends to protect those assets

65

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

against loss if the Fund’s NAV falls below $0.995 or if the Fund liquidates its holdings and the NAV at the time of liquidation is less than $1 per share. For each shareholder, the Program covers the lesser of the following two amounts: (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned on the date the Fund’s NAV falls below $1 per share.

Shareholders who enter the Fund after September 19, 2008 are not covered by the Program. Furthermore, shareholders whose balance in the Harbor Money Market Fund falls to zero after September 19, 2008 and who subsequently purchase additional shares are likewise not covered by the Program.

The initial term of the Program covered the period from September 19, 2008 through December 18, 2008 and the Program was subsequently extended through April 30, 2009. The Harbor Money Market Fund participated in both the initial term and the Program extension through April 30, 2009. The cost of participation in the initial and extended term of the Program was 0.01% and 0.015%, respectively, of the Fund’s NAV on September 19, 2008. The cost to participate in the Program is an expense that will be borne by the Fund. The Fund’s adviser, Harbor Capital Advisors, Inc. (the “Adviser”), is a frequent investor in the Fund and has elected to reimburse the Fund for its pro-rata share of the Program cost. If the Program is further extended, the Fund will consider whether to participate. Participation in additional extensions of the Program will require additional payment by the Fund.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments.

See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2008.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

66

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options as of October 31, 2008.

Swap Agreements

To the extent permitted under their respective investment policies, Harbor Bond Fund, Harbor Real Return Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Funds may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are marked-to-market daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. Interim payments on swap contracts are accrued on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations.

Each Fund, except the Harbor Money Market Fund, may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2008 for the Harbor Bond Fund and Harbor Real Return Fund is $483,138 and $13,917, respectively. Credit default swap

67

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

transactions involve greater risks than if a Fund had invested in the reference obligation directly. Credit default contracts outstanding at the period end, if any, are listed after the Fund’s portfolio. During the term of the swap agreement, the Fund receives/pays fixed payments from/to the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

At the year ended October 31, 2008 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund, except Harbor Money Market Fund, may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government)

68

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed-income securities issued by Fannie Mae and Freddie Mac have more explicit U.S. Government support.

TBA/When-Issued Purchase Commitments

Each Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund’s other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above.

Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund’s subadviser deems it appropriate to do so.

TBA Sale Commitments

Each Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

Foreign Forward Currency Contracts

Consistent with its investment policies, each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or

69

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust’s custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

Borrowings

Harbor Short Duration Fund may enter into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2008 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements with maturity dates of 11/01/2008	$0	N/A	$6,180	$605	3.96%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

70

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses and Class Allocations

Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the average net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s current fiscal year. Management has analyzed each Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2005-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

New Accounting Pronouncements

In September 2006, FASB Statement No. 157, Fair Value Measurements (the “Statement”) was issued, and is effective for fiscal years beginning after November 15, 2007 and for all interim periods within those fiscal years. The Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of the Statement on the Fund’s financial statements.

In March 2008, FASB Statement No. 161, Disclosures about Derivative Instruments and Hedging Activities (the “Statement”) was issued, and is effective for fiscal years and interim periods beginning after November 15, 2008. This Statement provides for additional disclosures related to derivative instruments and their impact on fund performance. Management is evaluating the application of the Statement to the Funds, and believes the impact will be limited to expanded disclosures resulting from the adoption of this Statement on the Funds’ financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2008 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$47,097	$—	$39,091
Harbor Bond Fund	19,119,584	1,035,152	17,774,552	131,007
Harbor Real Return Fund	1,373,558	29,180	1,278,159	126
Harbor Short Duration Fund	50,521	12,638	34,746	18,909
Harbor Money Market Fund	—	—	—	—

71

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the year ended October 31, 2008 are summarized as follows:

	Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Bond Fund
Options outstanding at beginning of period	506,400,000	$491,415	3,972	$3,972
Options opened	393,300,000	393,300	9,420	9,420
Options closed	(491,400,000)	(491,400)	(3,432)	(3,432)
Options exercised	—	—	—	—
Options expired	(15,000,000)	(15,000)	(8,411)	(8,411)

Open at 10/31/2008	393,300,000	$378,315	1,549	$1,549

	Options Written		Options Written
	Swap Options - U.S.		U.S. Treasury Futures
	Number of Contracts	Aggregate Face Value	Number of Contracts	Aggregate Face Value
Harbor Real Return Fund
Options outstanding at beginning of period	400,000	$400	—	$—
Options opened	—		350	350
Options closed	(200,000)	(200)	(35)	(35)
Options exercised
Options expired	(200,000)	(200)	(283)	(283)

Open at 10/31/2008	—	$—	32	$32

Securities Lending

Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the respective Fund the next business day. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is included in interest income in the Statements of Operations. The collateral for securities on loan, if any, is recognized in the Statements of Assets and Liabilities. The cash collateral is maintained on each Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

There were no securities on loan at October 31, 2008.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

The Adviser is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and

72

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2008. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver		Actual Rate
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	0.60%	—%		0.60%
Harbor Bond Fund	0.48%	0.025	[a]	0.47
Harbor Real Return Fund	0.48%	—		0.48
Harbor Short Duration Fund	0.20%	—		0.20
Harbor Money Market Fund	0.20%	0.02		0.18

a	The voluntary waiver is 0.025% on assets in excess of $1 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the full amount of the fee.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Shareholders

On October 31, 2008, Harbor Capital, Harbor Funds Distributors, Inc Harbor Services Group, Inc. held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Inc., Harbor Funds Distributors, Inc., and Harbor Services Group, Inc.
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	93,100
Harbor Bond Fund	79,404
Harbor Real Return Fund	76,059
Harbor Short Duration Fund	12
Harbor Money Market Fund	101,615,391

73

Harbor Funds—Fixed Income

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of the Adviser, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.06% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.06% of the average daily net assets of all Administrative Class shares.
Investor Class	0.18% of the average daily net assets of all Investor Class shares.

Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2008. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $39 for the year ended October 31, 2008.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund(s) selected by the Trustee. The outstanding obligation is recorded as a deferred compensation liability included as a component of “Other” within the liability section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net investment income per share. These amounts will be deferred until distributed in accordance to the compensation plan.

Custodian

Payments to the custodian have been reduced by credit balance arrangements applied to each portfolio. Such reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2008. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets utilized in connection with credit balance arrangements, if any, in an income-producing asset.

Redemption Fee

A 1% redemption fee is charged on shares of the Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2008 the redemption fee proceeds are as follows:

Fund	Amount
Harbor High-Yield Bond Fund	$62

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights include the following amounts reclassified for the year ended October 31, 2008:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$—	$—
Harbor Bond Fund	34,847	(41,158)	6,311
Harbor Real Return Fund	261	(261)	—
Harbor Short Duration Fund	213	(213)	—
Harbor Money Market Fund	(8)	8	—

74

Harbor Funds—Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

The tax composition of distributions are as follows:

	As of October 31, 2007			As of October 31, 2008
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$3,065	$219	$3,284	$3,519	$—	$3,519
Harbor Bond Fund	141,035	—	141,035	194,267	—	194,267
Harbor Real Return Fund	954	—	954	2,838	—	2,838
Harbor Short Duration Fund	3,124	—	3,124	3,122	—	3,122
Harbor Money Market Fund	10,023	—	10,023	6,763	—	6,763

As of October 31, 2008, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$351	$—	$(9,331)
Harbor Bond Fund	85,359	62,560	(342,203)
Harbor Real Return Fund	2,596	581	(15,415)
Harbor Short Duration Fund	252	—	(6,194)
Harbor Money Market Fund	36	—	—

At October 31, 2008, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2012	2013	2014	2015	2016	Total
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	$—	$—	$—	$197	$4,403	$4,600
Harbor Short Duration Fund	1,421	1,359	153	—	—	2,933

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2008 are as follows:

		Gross Unrealized		Net Unrealized
	Identified Cost	Appreciation	(Depreciation)	Appreciation/ (Depreciation)
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund*	$64,464	$8	$(9,340)	$(9,332)
Harbor Bond Fund	7,330,011	8,223	(358,545)	(350,322)
Harbor Real Return Fund	171,576	78	(15,631)	(15,553)
Harbor Short Duration Fund*	73,425	455	(6,649)	(6,194)
Harbor Money Market Fund	239,708	—	—	—

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

75

Harbor Funds—Fixed Income

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund, and Harbor Money Market Fund (collectively, the Harbor Funds) (the Trust), including the portfolios of investments, as of October 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund, and Harbor Money Market Fund at October 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 18, 2008

76

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor High-Yield Bond Fund
Institutional Class
Actual	$1,000	$843.50	$3.57
Hypothetical (5% return)	1,000	1,021.17	3.91
Administrative Class
Actual	$1,000	$842.40	$4.73
Hypothetical (5% return)	1,000	1,019.88	5.18
Investor Class
Actual	$1,000	$841.73	$5.28
Hypothetical (5% return)	1,000	1,019.26	5.79
Harbor Bond Fund
Institutional Class
Actual	$1,000	$947.74	$2.70
Hypothetical (5% return)	1,000	1,022.30	2.80
Administrative Class
Actual	$1,000	$946.57	$3.91
Hypothetical (5% return)	1,000	1,021.01	4.06

77

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Beginning Account Value (May 1, 2008)	Ending Account Value (October 31, 2008)	Expenses Paid During Period*
Harbor Real Return Fund
Institutional Class
Actual	$1,000	$875.46	$2.69
Hypothetical (5% return)	1,000	1,022.20	2.90
Administrative Class
Actual	$1,000	$874.65	$3.86
Hypothetical (5% return)	1,000	1,020.91	4.17
Harbor Short Duration Fund
Institutional Class
Actual	$1,000	$994.32	$1.90
Hypothetical (5% return)	1,000	1,023.18	1.93
Administrative Class
Actual	$1,000	$991.85	$3.16
Hypothetical (5% return)	1,000	1,021.89	3.20
Harbor Money Market Fund
Institutional Class
Actual	$1,000	$1,018.79	$1.42
Hypothetical (5% return)	1,000	1,023.69	1.42
Administrative Class
Actual	$1,000	$1,017.52	$2.68
Hypothetical (5% return)	1,000	1,022.41	2.69
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

78

Harbor Funds—Fixed Income

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, Harbor Bond Fund designates $1,247 as capital gain dividends for its year ended October 31, 2008.

For the fiscal year ended October 31, 2008, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2008, complete information will be reported in conjunction with Form 1099-DIV.

The Form 1099-DIV a shareholder will receive in January, 2009 for each of the Funds will show the tax status of all distributions paid to an account in calendar year 2008.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, and (ii) on the SEC’s web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURES

The Funds each file a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 1-800-422-1050, (ii) on the Funds’ web site at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

79

Harbor Funds—Fixed Income

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (64) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, Graduate School of Business, University of Chicago (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	17	None

Howard P. Colhoun (73) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	17	None

John P. Gould (69) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, Graduate School of Business, University of Chicago (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-Present); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	17	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (67) Trustee 8 Greenwich Office Park Greenwich, CT 06831-5195	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	17	None
		INTERESTED TRUSTEE
David G. Van Hooser (62)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	17	None
		FUND OFFICERS NOT LISTED ABOVE**
Charles F. McCain (39) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (37) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (since 2007), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (since 2007), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (33) Vice President & Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (40) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (49) Vice President	Since 2007	Executive Vice President (since 2007), Harbor Capital Advisors, Inc.; President (since 2007), Harbor Services Group, Inc.; Executive Vice President (since 2007), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (36) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), Regulatory Compliance Specialist (2004-2005), and Senior Legal Assistant (2002-2003), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (56) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with Harbor Capital Advisors, Inc. and Harbor Funds Distributors, Inc.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

80

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	1.800.422.1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312.443.4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

1.800.422.1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Wilmer Cutler Pickering

Hale and Dorr LLP

60 State Street

Boston, MA 02109

12/2008/110,000FD.AR.FIF

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each Howard P. Colhoun and Raymond J. Ball, both a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun and Raymond J. Ball are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2008: $ 486,000

Fiscal Year Ended October 31, 2007: $ 436,000

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2008: $ 0

Fiscal Year Ended October 31, 2007: $ 0

(c)	Tax Fees.

Fiscal Year Ended October 31, 2008: $ 212,400

Fiscal Year Ended October 31, 2007: $ 200,000

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2008: $ 0

Fiscal Year Ended October 31, 2007: $ 0

(e)	(1) Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2008: $ 235,864

Fiscal Year Ended October 31, 2007: $ 350,721

Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)	The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 30th day of December, 2008 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser	Chairman, President, Trustee	December 30, 2008
	David G. Van Hooser	and Chief Executive Officer

By:	/s/ Anmarie S. Kolinski	Treasurer and Chief	December 30, 2008
	Anmarie S. Kolinski	Financial Officer

Exhibit Index

Number	Description
99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).